UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02753

SBL FUND

(Exact name of registrant as specified in charter)

ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS	66636-0001
(Address of principal executive offices)	(Zip code)

RICHARD M. GOLDMAN, PRESIDENT

SBL FUND

ONE SECURITY BENEFIT PLACE

TOPEKA, KANSAS 66636-0001

(Name and address of agent for service)

Registrant’s telephone number, including area code: (785) 438-3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

SBL Fund

Annual Report

December 31, 2008

- Series A (Equity Series)
- Series B (Large Cap Value Series)
- Series C (Money Market Series)
- Series D (Global Series)
- Series E (U.S. Intermediate Bond Series)
- Series H (Enhanced Index Series)
- Series J (Mid Cap Growth Series)
- Series N (Managed Asset Allocation Series)
- Series O (All Cap Value Series)
- Series P (High Yield Series)
- Series Q (Small Cap Value Series)
- Series V (Mid Cap Value Series)
- Series X (Small Cap Growth Series)
- Series Y (Select 25 Series)
- Series Z (Alpha Opportunity Series)

SECURITY BENEFIT®

Security Distributors, Inc.

SBL Fund

December 31, 2008

Annual Report

Security Global Investors refers to the asset management arm of Security Benefit Corporation (“Security Benefit”) that consists of Security Investors, LLC, and for global investing, Security Global Investors, LLC. Security Distributors, Inc., Security Investors, LLC and Security Global Investors, LLC are subsidiaries of Security Benefit.

Manager’s Commentary	Series A
February 16, 2009	(Equity Series)

Mark P. Bronzo Portfolio Manager	Mark A. Mitchell Portfolio Manager

To Our Shareholders:

Series A of the SBL Fund – Equity Series returned –37.40% during the year, in line with the benchmark S&P 500 Index’s return of –37.00% and the Series’ peer group median return of –37.40%.

The Series’ strategy uses a blended approach, investing in growth and value stocks. Growth oriented stocks are securities of established companies that typically have a record of consistent earnings growth greater than the overall market. Value oriented stocks are securities of companies that are believed to be trading well below their intrinsic value.

Our strategy is to buy companies that are trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process of three clear philosophical tenets that drive our investment decisions: a valuation focus, a long-term perspective and an opportunistic approach.

This investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company.

Financials and Consumer Discretionary Top Performers

With all sectors of the markets producing negative returns in 2008, top performing sectors for the portfolio were due to better stock selection in the portfolio or a lower exposure to the sector relative to the benchmark. The Series’ financials sector, while down –53% in the hardest hit sector of the markets, helped relative performance when compared to the –55% drop for the benchmark. Additionally, the portfolio was slightly underweight the sector against the Index. Wells Fargo & Company actually produced a positive gain during the period. Other significant holdings included JPMorgan Chase & Company and Capital One Financial Corporation, which lost only 25% and 30%, respectively.

The consumer discretionary sector was able to contribute to the Series on a relative basis, with holdings dropping –24% versus a –33% decline for the benchmark. McDonald’s Corporation gained nearly 9% over the period. Lowe’s Companies, Inc., and Home Depot, Inc. were able to hold losses to –11 and –15%, respectively.

Industrials and Energy Disappoint

The largest detractor for the Series was the industrials sector, down –48% versus –40% for the benchmark. The sector was a significant overweight for the portfolio. Our largest holding was General Electric Company, which lost –54% during the year. USG Corporation declined –78% and McDermott International, Inc. dropped –83% over the period.

While an underweight position, the energy sector pulled down performance due to stock selection. Overall, the sector was down –46% for the portfolio compared to a –35% for the benchmark. A couple of the portfolio’s largest holdings in the sector, Transocean, Ltd. and Williams Companies, Inc., lost –67% and –59%, respectively. Nabors Industries, Ltd. dropped by –71%.

Market Outlook

Our bottom-up approach looks at market uncertainty in the context of the potential long-term impact on individual companies. It is in times as these when our core philosophy and disciplined process becomes paramount. We continue to use a rigorous fundamental research process to identify strong companies from a risk perspective. We are setting the groundwork to be in a position to take advantage of opportunities that arise as companies contract

Manager’s Commentary	Series A
February 16, 2009	(Equity Series)

across all sectors due to not earning their cost of capital, which will improve the competitive position of the companies that can survive. Our focus is on identifying companies with the ability to be substantially better over the next three to five years or have the potential to maintain their return on capital at current levels in a difficult economic environment. We are confident in our ability to find these companies.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. We recognize there are many investment fund alternatives available today and thank you for the confidence you place in us.

Sincerely,

Mark P. Bronzo, Portfolio Manager

Mark A. Mitchell, Portfolio Manager

Series A
Performance Summary	(Equity Series)
December 31, 2008	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series A (Equity Series) on December 31, 1998 and reflects the fees and expenses of Series A. The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

Average Annual Returns

Periods Ended 12-31-08[1]	1 Year	5 Years	10 Years
Series A	(37.40)%	(5.44)%	(5.24)%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Consumer Discretionary	10.68%
Consumer Staples	12.59
Energy	8.85
Financials	11.13
Health Care	14.56
Industrials	16.36
Information Technology	15.20
Materials	6.18
Telecommunication Services	0.55
Utilities	1.68
Cash & Other Assets, Less Liabilities	2.22
Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Series A
Performance Summary	(Equity Series)
December 31, 2008	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008[1]	Expenses Paid During Period[2]
Series A (Equity Series)
Actual	$1,000.00	$684.47	$3.90
Hypothetical	1,000.00	1,020.51	4.67

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2008 to December 31, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2008 to December 31, 2008 was (31.55%).

[2]

Expenses are equal to the Series annualized expense ratio of 0.92%, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Schedule of Investments	Series A
December 31, 2008	(Equity Series)

	Shares	Value
COMMON STOCKS—97.8%
Aerospace & Defense—3.0%
Honeywell International, Inc.	78,565	$2,579,289
United Technologies Corporation	48,100	2,578,160

		5,157,449

Air Freight & Logistics—2.0%
FedEx Corporation	51,300	3,290,895

Apparel, Accessories & Luxury Goods—1.3%
Coach, Inc.*	107,200	2,226,544

Asset Management & Custody Banks—1.8%
Bank of New York Mellon Corporation	102,405	2,901,134

Biotechnology—3.8%
Celgene Corporation*	47,245	2,611,704
Gilead Sciences, Inc.*	72,265	3,695,632

		6,307,336

Broadcasting—0.2%
CBS Corporation	49,700	409,528

Building Products—0.8%
USG Corporation*	161,000	1,294,440

Cable & Satellite—1.7%
Comcast Corporation	169,800	2,866,224

Communications Equipment—3.5%
Cisco Systems, Inc.*	148,390	2,418,757
Qualcomm, Inc.	89,965	3,223,446

		5,642,203

Computer Hardware—5.3%
Apple, Inc.*	37,360	3,188,676
Hewlett-Packard Company	150,770	5,471,443

		8,660,119

Construction Materials—0.9%
Vulcan Materials Company	20,300	1,412,474

Consumer Finance—1.0%
Capital One Financial Corporation	38,900	1,240,521
First Marblehead Corporation*	265,730	342,792

		1,583,313

Data Processing & Outsourced Services—2.0%
Western Union Company	231,100	3,313,974

Department Stores—1.0%
JC Penney Company, Inc.	83,900	1,652,830

Diversified Banks—1.6%
U.S. Bancorp	20,000	500,200
Wells Fargo & Company	72,900	2,149,092

		2,649,292

Diversified Chemicals—0.5%
Dow Chemical Company	52,500	792,225

Drug Retail—3.2%
CVS Caremark Corporation	185,700	5,337,018

		5,337,018

Electric Utilities—1.7%
Edison International	86,300	2,771,956

Electrical Components & Equipment—2.4%
Emerson Electric Company	106,470	3,897,867

Electronic Manufacturing Services—0.8%
Tyco Electronics, Ltd.	85,200	1,381,092

Fertilizers & Agricultural Chemicals—2.8%
Monsanto Company	34,295	2,412,653
Mosaic Company	61,650	2,133,090

		4,545,743

Health Care Equipment—1.7%
Covidien, Ltd.	35,900	1,301,016
Hospira, Inc.*	55,900	1,499,238

		2,800,254

Health Care Services—1.2%
Medco Health Solutions, Inc.*	47,400	1,986,534

Home Improvement Retail—3.4%
Lowe’s Companies, Inc.	252,390	5,431,433

		5,431,433

Household Products—1.1%
Colgate-Palmolive Company	25,445	1,744,000

Hypermarkets & Super Centers—5.4%
Costco Wholesale Corporation	45,100	2,367,750
Wal-Mart Stores, Inc.	116,860	6,551,172

		8,918,922

Industrial Conglomerates—2.2%
General Electric Company	143,400	2,323,080
McDermott International, Inc. [1],*	125,500	1,239,940

		3,563,020

Industrial Gases—1.3%
Air Products & Chemicals, Inc.	44,310	2,227,464

Industrial Machinery—0.9%
Parker Hannifin Corporation	34,100	1,450,614

Insurance Brokers—0.6%
AON Corporation	20,700	945,576

Integrated Oil & Gas—4.3%
Chevron Corporation	31,700	2,344,849
ConocoPhillips	15,200	787,360
Exxon Mobil Corporation	48,400	3,863,772

		6,995,981

Integrated Telecommunication Services—0.5%
Windstream Corporation	98,200	903,440

Internet Software & Services—2.0%
Google, Inc.*	10,985	3,379,535

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series A
December 31, 2008	(Equity Series)

	Shares	Value
COMMON STOCKS—97.8% (continued)
Life & Health Insurance—0.9%
MetLife, Inc.	40,300	$1,404,858

Life Sciences Tools & Services—1.7%
Thermo Fisher Scientific, Inc.*	84,305	2,872,271

Managed Health Care—0.7%
Aetna, Inc.	39,300	1,120,050

Movies & Entertainment—1.2%
Time Warner, Inc.	196,200	1,973,772

Oil & Gas Drilling—2.3%
Nabors Industries, Ltd.*	132,680	1,588,180
Transocean, Ltd.*	46,700	2,206,575

		3,794,755

Oil & Gas Equipment & Services—0.8%
Halliburton Company	74,200	1,348,956

Oil & Gas Exploration & Production—0.6%
Chesapeake Energy Corporation	64,200	1,038,114

Oil & Gas Storage & Transportation—0.9%
Williams Companies, Inc.	99,500	1,440,760

Other Diversified Financial Services—2.8%
JPMorgan Chase & Company	153,600	4,843,007

		4,843,007

Packaged Foods & Meats—1.6%
General Mills, Inc.	44,365	2,695,174

Pharmaceuticals—5.5%
Johnson & Johnson	43,385	2,595,725
Schering-Plough Corporation	162,100	2,760,563
Teva Pharmaceutical Industries, Ltd. ADR	84,555	3,599,506

		8,955,794

Property & Casualty Insurance—2.4%
Berkshire Hathaway, Inc.*	42	4,057,200

Railroads—4.0%
Burlington Northern Santa Fe Corporation	49,345	3,735,909
Union Pacific Corporation	62,100	2,968,380

		6,704,289

Research & Consulting Services—1.0%
Equifax, Inc.	62,600	1,660,152

Restaurants—1.9%
McDonald’s Corporation	49,320	3,067,211

Specialty Chemicals—0.7%
Rohm & Haas Company	19,700	1,217,263

Systems Software—1.6%
Oracle Corporation*	153,285	2,717,743

Tobacco—1.3%
Altria Group, Inc.	50,500	760,530
Philip Morris International, Inc.	30,500	1,327,055

		2,087,585

TOTAL COMMON STOCKS (cost $220,653,638)		$161,439,383

Total Investments—97.8% (cost $220,653,638)		$161,439,383
Cash & Other Assets, Less Liabilities—2.2%		3,669,501

Total Net Assets—100.0%		$165,108,884

For federal income tax purposes the identified cost of investments owned at December 31, 2008 was $222,343,747.

*	Non-income producing security
[1]	Portion of security is delayed in delivery due to executing broker’s bankruptcy declaration.

The accompanying notes are an integral part of the financial statements

Series A

(Equity Series)

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments, at value*	$161,439,383
Cash	2,332,952
Receivables:
Fund shares sold	14,218
Securities sold	1,777,554
Dividends	302,626
Prepaid expenses	4,187

Total assets	165,870,920

Liabilities:

Payable for:
Fund shares redeemed	279,722
Securities purchased	297,670
Management fees	102,798
Administration fees	13,214
Transfer agent/maintenance fees	2,083
Custodian fees	1,240
Directors’ fees	8,879
Professional fees	34,736
Other fees	21,694

Total liabilities	762,036

Net assets	$165,108,884

Net assets consist of:
Paid in capital	$252,142,601
Undistributed net investment income	1,665,710
Accumulated net realized loss on sale of investments	(29,485,172)
Net unrealized depreciation in value of investments	(59,214,255)

Net assets	$165,108,884

Capital shares authorized	unlimited
Capital shares outstanding	10,736,137
Net asset value per share (net assets divided by shares outstanding)	$15.38

* Investments, at cost	$220,653,638

Statement of Operations

For Year Ended December 31, 2008

Investment Income:
Dividends	$3,782,169
Interest	159,289

Total investment income	3,941,458

Expenses:
Management fees	1,891,460
Administration fees	240,200
Transfer agent/maintenance fees	25,295
Custodian fees	14,865
Directors’ fees	19,738
Professional fees	45,882
Reports to shareholders	22,191
Other	16,117

Total expenses	2,275,748

Net investment income	1,665,710

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(21,889,990)
Options written	180,720

Net realized loss	(21,709,270)

Net unrealized appreciation (depreciation) during the year on:
Investments	(85,457,350)
Net unrealized depreciation	(85,457,350)

Net realized and unrealized loss	(107,166,620)

Net decrease in net assets resulting from operations	$(105,500,910)

The accompanying notes are an integral part of the financial statements

Statement of Changes in Net Assets	Series A (Equity Series)

	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (decrease) in net assets from operations:
Net investment income	$1,665,710	$2,057,542
Net realized gain (loss) during the year on investments	(21,709,270)	39,437,041
Net unrealized depreciation during the year on investments	(85,457,350)	(57,161,369)

Net decrease in net assets resulting from operations	(105,500,910)	(15,666,786)

Capital share transactions:
Proceeds from sale of shares	24,426,853	34,320,140
Cost of shares redeemed	(82,812,481)	(131,446,012)

Net decrease from capital share transactions	(58,385,628)	(97,125,872)

Net decrease in net assets	(163,886,538)	(112,792,658)

Net assets:
Beginning of year	328,995,422	441,788,080

End of year	$165,108,884	$328,995,422

Undistributed net investment income at end of year	$1,665,710	$2,057,542

Capital share activity:
Shares sold	1,174,494	1,322,125
Shares redeemed	(3,831,105)	(5,035,865)

Total capital share activity	(2,656,611)	(3,713,740)

The accompanying notes are an integral part of the financial statements

Financial Highlights Selected data for each share of capital stock outstanding throughout each year	Series A (Equity Series)

	2008	2007	2006	2005	Year Ended December 31, 2004
Per Share Data
Net asset value, beginning of period	$24.57	$25.83	$22.88	$21.93	$20.37

Income (loss) from investment operations:
Net investment income[a]	0.14	0.14	0.11	0.16	0.18
Net gain (loss) on securities (realized and unrealized)	(9.33)	(1.40)	2.84	0.79	1.40

Total from investment operations	(9.19)	(1.26)	2.95	0.95	1.58

Less distributions:
Dividends from net investment income	—	—	—	—	(0.02)

Total distributions	—	—	—	—	(0.02)

Net asset value, end of period	$15.38	$24.57	$25.83	$22.88	$21.93

Total Return[b]	(37.40)%	(4.88)%	12.89%	4.33%	7.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$165,109	$328,995	$441,788	$466,931	$530,096

Ratios to average net assets:
Net investment income	0.66%	0.52%	0.33%	0.55%	0.81%
Total expenses[c]	0.90%	0.89%	0.90%	0.89%	0.87%
Net expenses[d]	0.90%	0.89%	0.90%	0.89%	0.87%

Portfolio turnover rate	142%[e]	14%	26%	37%	27%

[a]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[c]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and earnings credits, as applicable.
[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.
[e]	Significant variation in the portfolio turnover rate is due to Investment Manager’s appointment of new portfolio managers for the Series.

The accompanying notes are an integral part of the financial statements

Manager’s Commentary February 16, 2009	Series B (Large Cap Value Series)

Mark Mitchell Portfolio Manager

To Our Shareholders:

Series B of the SBL Fund - Large Cap Value Series returned –37.19% during the year, slightly lagging the benchmark Russell 1000 Value Index’s return of –36.85%. The Series’ peer group median return of –36.65% was in line with the Index.

Our strategy is to buy companies that are trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process with three clear philosophical tenets that drive our investment decisions: a valuation focus, a long-term perspective and an opportunistic approach.

Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company. For Series B, we apply this philosophy to a broad range of value names.

Materials and Consumer Staples Top Performers

The Series’ materials holdings fared relatively well in the difficult market condition, declining –14% against a –48% drop for the benchmark. Consumer staples, an overweight position, lost –11% compared to a –17% loss for the Index.

The portfolio had two securities in the materials sector, Rohm & Haas Company and Vulcan Materials Company, which posted positive gains of 19% and 4%, respectively. Unfortunately, the only other position owned by the portfolio in the sector was Dow Chemical Company, which recorded a negative return of –59%, dragging down overall sector performance.

Consumer staples giant Wal–Mart Stores, Inc., a 4% weight in the portfolio, gained 20% during the period, making the sector a positive contributor relative to the benchmark. However, the portfolio held positions of more than 2% in CVS Caremark Corporation and Costco Wholesale Corporation which were down –27% and –23%, respectively.

Industrials and Energy Disappoint

The largest detractor from the portfolio was the industrials sector due to a combination of a double overweight and underperforming stock selection. Both USG Corporation and General Electric Company had 3% weightings, but lost –78% and –54% of their value, respectively. In addition, McDermott International, Inc. slid –83% during the period. The one bright spot for the portfolio sector was the Union Pacific Corporation railroad, a 4% position, which gained 23%.

As one of the hardest hit sectors of the economy in the latter half of 2008, none of the portfolio’s energy holdings were able to post a positive gain or contribute to performance. While slightly underweight, the holdings in the sector for the portfolio lost –36% compared to –27% for the benchmark. The largest portfolio positions in the sector, Williams Companies, Inc. and Haliburton Company, dropped –59% and –51%, respectively. Smaller positions in Sasol, Ltd., Chesapeake Energy Corporation, Chevron Corporation, and ConocoPhillips all lost ground during the period.

Market Outlook

Our bottom-up approach looks at market uncertainty in the context of the potential long-term impact on individual companies. Often times, volatility provides opportunity. We are maintaining flexibility in the portfolios to take advantage of these opportunities as they arise. Our focus is on identifying companies with the ability to be substantially better over the next three to five years or have the potential to maintain their return on capital at current levels in a difficult economic environment. We are confident in our ability to find these companies.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

Mark A. Mitchell, Portfolio Manager

Performance Summary December 31, 2008	Series B (Large Cap Value Series) (unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series B (Large Cap Value Series) on December 31, 1998 and reflects the fees and expenses of Series B. The Russell 1000 Value Index is an unmanaged index representing the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Average Annual Returns

Periods Ended 12-31-08[1]	1 Year	5 Years	10 Years
Series B	(37.19)%	(0.14)%	(1.38)%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Consumer Discretionary	10.47%
Consumer Staples	11.44
Energy	13.16
Financials	13.18
Health Care	10.85
Industrials	20.41
Information Technology	8.04
Materials	4.35
Telecommunication Services	1.22
Utilities	3.46
Cash & Other Assets, Less Liabilities	3.42
Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Series B
Performance Summary	(Large Cap Value Series)
December 31, 2008	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008[1]	Expenses Paid During Period[2]
Series B (Large Cap Value Series)
Actual	$1,000.00	$708.52	$3.48
Hypothetical	1,000.00	1,021.06	4.12

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2008 to December 31, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2008 to December 31, 2008 was (29.15%).

[2]

Expenses are equal to the Series annualized expense ratio of 0.81%, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Schedule of Investments	Series B
December 31, 2008	(Large Cap Value Series)

	Shares	Value
COMMON STOCKS—96.6%
Aerospace & Defense—3.2%
United Technologies Corporation	151,200	$8,104,320

Air Freight & Logistics—3.9%
FedEx Corporation	150,943	9,682,993

Broadcasting—1.1%
CBS Corporation (Cl.B)	328,600	2,691,234

Building Products—1.5%
USG Corporation *	470,000	3,778,800

Computer Hardware—2.3%
Hewlett-Packard Company	159,000	5,770,110

Construction Materials—1.7%
Vulcan Materials Company	63,550	4,421,809

Consumer Finance—2.0%
Capital One Financial Corporation	121,600	3,877,824
First Marblehead Corporation *	814,548	1,050,767

		4,928,591

Data Processing & Outsourced Services—4.0%
Western Union Company	703,200	10,083,888

Department Stores—2.1%
JC Penney Company, Inc.	263,700	5,194,890

Diversified Banks—2.8%
U.S. Bancorp	62,700	1,568,127
Wells Fargo & Company	187,600	5,530,448

		7,098,575

Diversified Chemicals—1.1%
Dow Chemical Company	176,400	2,661,876

Drug Retail—2.8%
CVS Caremark Corporation	245,800	7,064,292

Electric Utilities—3.5%
Edison International	270,100	8,675,612

Electronic Manufacturing Services—1.7%
Tyco Electronics, Ltd.	266,950	4,327,260

Health Care Equipment—3.2%
Covidien, Ltd.	101,650	3,683,796
Hospira, Inc. *	164,700	4,417,254

		8,101,050

Health Care Services—2.8%
Medco Health Solutions, Inc. *	170,600	7,149,846

Home Improvement Retail—4.0%
Lowe’s Companies, Inc.	471,700	10,150,984

Hypermarkets & Super Centers—6.5%
Costco Wholesale Corporation	142,700	7,491,750
Wal-Mart Stores, Inc.	156,800	8,790,208

		16,281,958

Industrial Conglomerates—4.2%
General Electric Company	411,900	6,672,780
McDermott International, Inc. *	394,900	3,901,612

		10,574,392

Industrial Machinery—1.8%
Parker Hannifin Corporation	107,200	4,560,288

Insurance Brokers—1.2%
AON Corporation	64,900	2,964,632

Integrated Oil & Gas—8.5%
Chevron Corporation	98,600	7,293,442
ConocoPhillips	41,200	2,134,160
Exxon Mobil Corporation	147,400	11,766,942

		21,194,544

Integrated Telecommunication Services—1.2%
Windstream Corporation	331,932	3,053,774

Managed Health Care—1.4%
Aetna, Inc.	123,400	3,516,900

Movies & Entertainment—3.3%
News Corporation	116,800	1,061,712
Time Warner, Inc.	712,600	7,168,756

		8,230,468

Oil & Gas Equipment & Services—1.7%
Halliburton Company	232,200	4,221,396

Oil & Gas Exploration & Production—1.3%
Chesapeake Energy Corporation	201,000	3,250,170

Oil & Gas Storage & Transportation—1.7%
Williams Companies, Inc.	300,700	4,354,136

Other Diversified Financial Services—2.2%
JPMorgan Chase & Company	172,000	5,423,160

Pharmaceuticals—3.5%
Schering-Plough Corporation	497,800	8,477,534

Property & Casualty Insurance—5.0%
Berkshire Hathaway, Inc. *	131	12,654,600

Railroads—3.7%
Union Pacific Corporation	194,900	9,316,220

Research & Consulting Services—2.1%
Equifax, Inc.	196,600	5,213,832

Specialty Chemicals—1.5%
Rohm & Haas Company	62,000	3,830,980

Tobacco—2.1%
Altria Group, Inc.	91,800	1,382,508

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series B
December 31, 2008	(Large Cap Value Series)

	Shares	Value
COMMON STOCKS—96.6% (continued)
Tobacco—2.1% (continued)
Philip Morris International, Inc.	91,800	$3,994,218

		5,376,726

TOTAL COMMON STOCKS (cost $310,037,555)		$242,381,840

Total Investments—96.6% (cost $310,037,555)		$242,381,840
Cash & Other Assets, Less Liabilities—3.4%		8,590,020

Total Net Assets—100.0%		$250,971,860

For federal income tax purposes the identified cost of investments owned at December 31, 2008 was $314,074,304.

*	Non-income producing security

The accompanying notes are an integral part of the financial statements

Series B
(Large Cap Value Series)

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments, at value*	$242,381,840
Cash	2,968,114
Receivables:
Fund shares sold	49,773
Securities sold	5,487,870
Dividends	701,393
Prepaid expenses	6,919

Total assets	251,595,909

Liabilities:

Payable for:
Fund shares redeemed	386,221
Management fees	135,825
Administration fees	20,001
Transfer agent/maintenance fees	2,084
Custodian fees	1,171
Directors’ fees	9,427
Professional fees	44,830
Other fees	24,490

Total liabilities	624,049

Net assets	$250,971,860

Net assets consist of:
Paid in capital	$471,008,358
Undistributed net investment income	4,509,471
Accumulated net realized loss on sale of investments	(156,890,254)
Net unrealized depreciation in value of investments	(67,655,715)

Net assets	$250,971,860

Capital shares authorized	unlimited
Capital shares outstanding	14,298,563
Net asset value per share (net assets divided by shares outstanding)	$17.55

* Investments, at cost	$310,037,555

Statement of Operations

For Year Ended December 31, 2008

Investment Income:
Dividends	$7,180,913
Interest	305,936

Total investment income	7,486,849

Expenses:
Management fees	2,422,416
Administration fees	354,943
Transfer agent/maintenance fees	25,307
Custodian fees	25,392
Directors’ fees	32,919
Professional fees	60,160
Reports to shareholders	35,495
Other	20,746

Total expenses	2,977,378

Net investment income	4,509,471

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(35,660,150)
Options written	562,423

Net realized loss	(35,097,727)

Net unrealized appreciation (depreciation) during the year on:
Investments	(128,705,287)

Net unrealized depreciation	(128,705,287)

Net realized and unrealized loss	(163,803,014)

Net decrease in net assets resulting from operations	$(159,293,543)

The accompanying notes are an integral part of the financial statements

Series B
Statement of Changes in Net Assets	(Large Cap Value Series)

	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (decrease) in net assets from operations:
Net investment income	$4,509,471	$4,458,590
Net realized gain (loss) during the year on investments	(35,097,727)	63,388,830
Net unrealized depreciation during the year on investments	(128,705,287)	(40,708,097)

Net increase (decrease) in net assets resulting from operations	(159,293,543)	27,139,323

Capital share transactions:
Proceeds from sale of shares	97,567,905	117,350,624
Cost of shares redeemed	(167,274,870)	(145,200,986)

Net decrease from capital share transactions	(69,706,965)	(27,850,362)

Net decrease in net assets	(229,000,508)	(711,039)

Net assets:
Beginning of year	479,972,368	480,683,407

End of year	$250,971,860	$479,972,368

Undistributed net investment income at end of year	$4,509,471	$4,458,590

Capital share activity:
Shares sold	3,899,132	4,134,610
Shares redeemed	(6,778,642)	(5,162,697)

Total capital share activity	(2,879,510)	(1,028,087)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series B
Selected data for each share of capital stock outstanding throughout each year	(Large Cap Value Series)

					Year Ended December 31, 2004
	2008	2007	2006	2005[a]
Per Share Data
Net asset value, beginning of period	$27.94	$26.40	$21.64	$19.58	$17.68

Income (loss) from investment operations:
Net investment income[b]	0.29	0.25	0.20	0.24	0.21
Net gain (loss) on securities (realized and unrealized)	(10.68)	1.29	4.56	1.82	1.70

Total from investment operations	(10.39)	1.54	4.76	2.06	1.91

Less distributions:
Dividends from net investment income	—	—	—	—	(0.01)

Total distributions	—	—	—	—	(0.01)

Net asset value, end of period	$17.55	$27.94	$26.40	$21.64	$19.58

Total Return[c]	(37.19)%	5.83%	22.00%	10.52%	10.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$250,972	$479,972	$480,683	$410,692	$429,493

Ratios to average net assets:
Net investment income	1.21%	0.90%	0.80%	0.98%	1.09%
Total expenses[d]	0.80%	0.79%	0.79%	0.84%	0.92%
Net expenses[e]	0.80%	0.79%	0.79%	0.84%	0.87%

Portfolio turnover rate	32%	29%	20%	99%	73%

[a]

Security Global Investors (SGI), formerly Security Management Company, LLC, became the advisor of Series B effective June 30, 2005. Prior to June 30, 2005, SGI paid Dreyfus Corporation for sub-advisory services.

[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[d]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and earnings credits, as applicable.
[e]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

Manager’s Commentary	Series C
February 16, 2009	(Money Market Series)

   Christina Fletcher

   Portfolio Manager

To Our Shareholders:

Series C of the SBL Fund – Money Market Series returned 2.10% for the year ended December 31, 2008, in line with the benchmark I-Money Net Retail Tier 1 of 2.14% and the 2.22% performance of its peer group for the same period.

The fourth quarter of 2008 ended with the Federal Reserve Board decreasing interest rates to a range of 0% to 0.25%.

Composition of Portfolio Assets

At December 31, 2008, the average maturity of the holdings in the Series was 75 days.

The Series’ assets were concentrated in commercial paper and U.S. government sponsored agency bonds and notes. At year-end, approximately 43% of the Series consisted of commercial paper and 58% in U.S. government/agency obligations, less liabilities.

Performance

The turning point in the year was an abrupt deterioration in credit markets in June as the sub-prime mortgage concerns began to unfold. The credit crunch worsened in August as the extent of the crises became more apparent.

The year presented many challenges for money market managers. Sub-prime mortgage loans became the topic of interest as defaults continued to rise, which triggered downgrades of securities backed by pools of these loans. Many money market funds had invested in investment-pooled securities or SIVs, (Structured Investment Vehicles), which boosted yields but created a liquidity problem as the rating agencies downgraded many of these programs.

The Money Market Series does not invest in these types of securities. The manager remained focused on liquidity and credit quality, and the sub-prime mortgage securities never passed these tests. While a small portion of the portfolio was invested in asset-backed commercial paper, which posed no risk to the portfolio, we chose to take the conservative approach and further reduce the exposure to this type investment.

Market Outlook

The upcoming year provides a challenging economic environment for the Federal Reserve and Treasury Department. The goal is to contain the length and depth of the recession and reintroduce growth in the US economy. While we continue to see broader contagion from the sub-prime defaults and credit crisis, the effects of the Federal Reserve rate reductions and additional fiscal stimulus by Congress should aid the economy during the second half of the year.

As always, we will continue to monitor the economic and market conditions when deciding portfolio strategies and will adjust the asset mix and maturity structure in the portfolio accordingly.

Thank you for your investment in the Money Market Series.

We appreciate the confidence that you have placed in us and continue to focus on achieving the Series’ investment goals.

Sincerely,

Christina Fletcher

Portfolio Manager

Series C
Performance Summary	(Money Market Series)
December 31, 2008	(unaudited)

PERFORMANCE

Portfolio Composition by Quality Ratings

Tier 1 Investments	101.73%
Repurchase Agreement	0.93
Liabilities, Less Cash & Other Assets	(2.66)
Total Net Assets	100.00%

Average Annual Returns

Periods Ended 12-31-08[1]	1 Year	5 Years	10 Years
Series C	2.10%	2.92%	3.06%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The accompanying notes are an integral part of the financial statements

Series C
Performance Summary	(Money Market Series)
December 31, 2008	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008[1]	Expenses Paid During Period[2]
Series C (Money Market Series)
Actual	$1,000.00	$1,008.15	$3.33
Hypothetical	1,000.00	1,021.82	3.35

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2008 to December 31, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2008 to December 31, 2008 was 0.81%.

[2]

Expenses are equal to the Series annualized expense ratio of 0.66%, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Schedule of Investments	Series C
December 31, 2008	(Money Market Series)

	Principal Amount	Value
MORTGAGE BACKED SECURITIES—0.2%
Other Non-Agency—0.2%
Pass Through’s—0.2%
Small Business Administration Pools
#503308, 1.50%, 1/1/2009[1,2]	$74,176	$74,176
#503343, 1.63%, 1/1/2009[1,2]	133,422	133,422
#503347, 1.63%, 1/1/2009[1,2]	78,903	78,903
#502353, 1.75%, 1/1/2009[1,2]	34,898	34,898
#503295, 1.50%, 1/1/2009[1,2]	73,691	72,374
#503303, 1.50%, 1/1/2009[1,2]	185,485	182,168

		575,941

		575,941

TOTAL MORTGAGE BACKED SECURITIES (cost $580,738)		$575,941

	Principal Amount	Value
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES—58.3%
Federal Farm Credit Bank
1.51%, 1/11/2009[1,2]	$2,500,000	$2,499,713
0.32%, 1/14/2009[1]	1,000,000	999,828
0.41%, 1/20/2009[1,2]	3,000,000	2,996,679
0.32%, 1/23/2009[1]	2,500,000	2,499,743
0.42%, 1/28/2009[2]	2,000,000	1,998,234
0.30%, 2/4/2009[1]	3,000,000	2,998,263
2.75%, 6/5/2009	1,500,000	1,515,434
0.65%, 11/18/2009	3,500,000	3,479,776
Federal Home Loan Mortgage Corporation
2.06%, 1/7/2009	3,000,000	3,000,000
2.12%, 1/12/2009	3,300,000	3,299,999
1.50%, 2/2/2009	2,000,000	1,999,982
1.65%, 2/11/2009	1,500,000	1,499,984
1.25%, 2/27/2009	2,500,000	2,499,960
0.59%, 3/25/2009	2,687,000	2,686,573
0.20%, 3/26/2009	1,050,000	1,049,831
1.20%, 3/30/2009	2,000,000	1,999,662
0.25%, 4/14/2009	1,370,000	1,369,418
0.25%, 6/9/2009	2,000,000	1,997,366
Federal Home Loan Bank
0.35%, 1/2/2009[1,2]	2,500,000	2,496,403
0.38%, 1/2/2009[1,2]	1,500,000	1,496,031
0.66%, 1/2/2009[1,2]	2,500,000	2,498,815
2.30%, 1/2/2009	3,400,000	3,399,999
2.10%, 1/5/2009	2,300,000	2,300,000
2.15%, 1/9/2009	1,000,000	1,000,000
4.35%, 1/10/2009[1,2]	3,000,000	3,001,724
2.20%, 1/16/2009	1,206,000	1,206,000
2.30%, 1/20/2009	3,000,000	2,999,999
1.90%, 1/26/2009	2,000,000	2,000,000
2.75%, 2/27/2009	1,500,000	1,505,582
1.20%, 3/13/2009	2,000,000	1,999,728
1.20%, 3/16/2009	1,050,000	1,049,851
1.20%, 3/30/2009	2,000,000	1,999,662
1.20%, 3/31/2009	1,500,000	1,499,744
2.35%, 4/7/2009	2,500,000	2,512,105
2.40%, 4/7/2009	2,500,000	2,500,655
1.27%, 4/16/2009	2,500,000	2,498,917
1.20%, 4/29/2009	1,000,000	999,512
0.36%, 4/30/2009	2,600,000	2,598,720
0.87%, 5/13/2009	1,000,000	999,090
0.42%, 5/18/2009	2,000,000	1,998,112
0.36%, 5/29/2009	2,500,000	2,497,448
0.40%, 6/8/2009	2,000,000	1,997,384
0.33%, 6/15/2009	1,000,000	998,633
0.50%, 6/29/2009	1,400,000	1,397,924
0.90%, 9/8/2009	1,500,000	1,494,294
0.60%, 9/14/2009	2,000,000	1,992,208
0.50%, 9/17/2009	2,500,000	2,490,145
0.50%, 9/18/2009	2,000,000	1,992,086
0.50%, 9/23/2009	1,400,000	1,394,354
0.55%, 10/27/2009	2,000,000	1,990,066
1.20%, 12/4/2009	1,500,000	1,490,201
Federal National Mortgage Association
2.05%, 1/2/2009	2,000,000	2,000,000
2.05%, 1/5/2009	1,700,000	1,700,000
2.12%, 1/12/2009	2,000,000	2,000,000
2.21%, 1/15/2009	3,000,000	3,000,000
2.05%, 2/20/2009	1,000,000	999,986
1.23%, 3/3/2009	1,000,000	999,883
1.20%, 3/19/2009	1,985,000	1,984,706
1.05%, 4/1/2009	1,700,000	1,699,369
0.67%, 4/7/2009	2,000,000	1,999,208
0.25%, 4/15/2009	2,565,000	2,563,900
0.27%, 4/17/2009	1,100,000	1,099,519
0.70%, 4/20/2009	1,500,000	1,499,325
1.04%, 4/29/2009	3,000,000	2,998,536
0.42%, 5/29/2009	2,310,000	2,307,641
0.44%, 6/2/2009	2,000,000	1,997,484
0.36%, 6/17/2009	3,500,000	3,495,160
0.35%, 7/1/2009	2,500,000	2,495,000
0.55%, 8/3/2009	1,500,000	1,495,563
0.60%, 8/5/2009	2,000,000	1,994,028
0.57%, 9/1/2009	2,350,000	2,341,312
0.55%, 9/4/2009	5,000,000	4,981,285
0.65%, 10/1/2009	1,000,000	995,467
1.05%, 10/2/2009	1,500,000	1,493,175
1.10%, 11/2/2009	1,500,000	1,491,767
0.75%, 12/1/2009	1,000,000	993,525
0.70%, 12/3/2009	1,000,000	993,486

TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (cost $156,155,951)		$156,305,162

	Principal Amount	Value
COMMERCIAL PAPER—43.3%
Automotive - 7.2%
American Honda Finance
2.40%, 01/05/2009	$3,500,000	$3,499,067
2.50%, 01/12/2009	1,500,000	1,498,854
2.40%, 01/26/2009	4,000,000	3,993,333
Toyota Motor Credit Corporation
1.75%, 01/05/2009	1,500,000	1,499,708
1.84%, 01/09/2009	3,700,000	3,698,484
0.45%, 01/14/2009	1,800,000	1,799,773
1.15%, 01/16/2009	2,000,000	1,999,042

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series C
December 31, 2008	(Money Market Series)

	Principal Amount	Value
COMMERCIAL PAPER—43.3% (continued)
Automotive - 7.2% (continued)
Toyota Motor Credit Corporation (continued)
0.45%, 01/21/2009	$1,300,000	$1,299,675

		19,287,936

Banking—0.6%
JP Morgan Chase Funding
1.50%, 01/08/2009[3]	1,500,000	1,499,563

Consumer Products—13.8%
L’Oreal USA, Inc.
1.40%, 01/07/2009[3]	3,100,000	3,099,260
1.20%, 01/16/2009[3]	2,300,000	2,299,601
1.15%, 01/22/2009[3]	5,500,000	5,497,425
1.25%, 01/28/2009[3]	2,000,000	1,999,238
Procter & Gamble Company
1.60%, 01/06/2009[3]	1,000,000	999,967
1.15%, 01/08/2009[3]	1,500,000	1,499,933
1.30%, 01/23/2009[3]	2,000,000	1,998,656
1.20%, 02/19/2009[3]	2,000,000	1,999,306
0.90%, 02/23/2009[3]	1,000,000	999,625
Procter & Gamble International Funding
1.23%, 02/03/2009[3]	3,000,000	2,999,395
0.30%, 03/06/2009[3]	1,000,000	999,549
0.30%, 03/17/2009[3]	2,500,000	2,498,681
Siemens Capital Company, LLC
0.25%, 02/13/2009[3]	3,000,000	2,997,452
Unilever Capital Corporation
1.00%, 02/23/2009[3]	1,500,000	1,499,217
0.76%, 03/16/2009[3]	2,500,000	2,498,073
0.53%, 03/31/2009[3]	3,000,000	2,997,150

		36,882,528

Construction Machinery—0.7%
Caterpillar, Inc.
0.20%, 01/23/2009[3]	1,800,000	1,799,780

Electric—0.7%
FPL Group Capital, Inc.
0.40%, 01/16/2009[3]	2,000,000	1,999,667

Financial Companies—Captive—1.9%
Caterpillar Financial Services Corporation
0.30%, 02/26/2009	4,200,000	4,197,645
General Electric Capital Corporation
0.45%, 02/17/2009	1,000,000	999,667

		5,197,312

Food & Beverage—7.5%
Coca-Cola Company
1.35%, 01/09/2009	2,500,000	2,499,250
1.35%, 01/13/2009	2,500,000	2,499,792
1.25%, 01/20/2009	2,000,000	1,999,744
1.23%, 01/21/2009	3,200,000	3,199,038
1.25%, 01/22/2009	2,000,000	1,999,719
1.20%, 01/27/2009	1,500,000	1,499,741
Nestle Capital Corporation
2.10%, 01/06/2009[3]	1,100,000	1,099,963
2.00%, 01/30/2009[3]	1,320,000	1,319,780
1.20%, 03/09/2009[3]	4,000,000	3,998,112

		20,115,139

Oil Field Services—8.3%
BP Capital Markets plc
1.15%, 02/04/2009[3]	7,000,000	6,998,522
0.86%, 04/08/2009[3]	2,000,000	1,998,639
ConocoPhillips CPP Funding LLC
1.40%, 01/06/2009[3]	5,000,000	4,999,056
1.30%, 01/08/2009[3]	2,500,000	2,499,368
1.00%, 01/13/2009[3]	2,800,000	2,798,787
1.40%, 01/14/2009[3]	3,000,000	2,998,483

		22,292,855

Pharmaceuticals—2.6%
Merck & Company, Inc.
1.15%, 01/08/2009	1,500,000	1,499,665
1.05%, 01/20/2009	2,500,000	2,498,615
1.10%, 01/29/2009	3,000,000	2,999,516

		6,997,796

TOTAL COMMERCIAL PAPER (cost $116,033,548)		$116,072,576

	Principal Amount	Value
REPURCHASE AGREEMENT—0.9%
UMB Financial Corp, 0.05%, dated 12/31/08, matures 1/02/09; repurchase amount $2,490,007 (Collateralized by FHLB Discount Note, 1/26/09 with a value of $2,539,842)	$2,490,000	$2,490,000

TOTAL REPURCHASE AGREEMENT (cost $2,490,000)		$2,490,000

Total Investments—102.7% (cost $275,260,237)		$275,443,679
Liabilities, Less Cash & Other Assets—(2.7)%		(7,125,526)

Total Net Assets—100.0%		$268,318,153

For federal income tax purposes the identified cost of investments owned at December 31, 2008 was $275,260,237.

plc	Public Limited Company

[1]	Variable rate security. Rate indicated is rate effective at December 31, 2008.
[2]	Maturity date indicated is next interest reset date.
[3]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $70,892,248 (cost $70,860,568), or 26.4% of total net assets.

The accompanying notes are an integral part of the financial statements

Series C
(Money Market Series)

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments, at value*	$275,443,679
Receivables:
Fund shares sold	887,457
Securities sold	149,214
Interest	89,738
Prepaid expenses	10,643

Total assets	276,580,731

Liabilities:
Cash overdraft	577,523

Payable for:
Fund shares redeemed	2,537,779
Securities purchased	4,981,208
Management fees	116,134
Administration fees	24,765
Transfer agent/maintenance fees	2,083
Directors’ fees	4,500
Professional fees	17,602
Other fees	984

Total liabilities	8,262,578

Net assets	$268,318,153

Net assets consist of:
Paid in capital	$263,885,252
Undistributed net investment income	4,249,459
Net unrealized appreciation in value of investments	183,442

Net assets	$268,318,153

Capital shares authorized	unlimited
Capital shares outstanding	19,709,254
Net asset value per share (net assets divided by shares outstanding)	$13.61

* Investments, at cost	$275,260,237

Statement of Operations

For Year Ended December 31, 2008

Investment Income:
Interest	5,669,840

Total investment income	5,669,840

Expenses:
Management fees	1,091,650
Administration fees	217,809
Transfer agent/maintenance fees	25,358
Custodian fees	18,054
Directors’ fees	20,378
Professional fees	26,891
Reports to shareholders	13,538
Other	6,707

Total expenses	1,420,385
Less:
Earnings credits applied	(4)

Net expenses	1,420,381

Net investment income	4,249,459

Net Unrealized Gain (Loss):
Net unrealized appreciation (depreciation) during the year on:
Investments	190,920

Net increase in net assets resulting from operations	$4,440,379

The accompanying notes are an integral part of the financial statements

Series C
Statement of Changes in Net Assets	(Money Market Series)

	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (decrease) in net assets from operations:
Net investment income	$4,249,459	$6,020,002
Net unrealized appreciation (depreciation) during the year on investments	190,920	(11,629)

Net increase in net assets resulting from operations	4,440,379	6,008,373

Capital share transactions:
Proceeds from sale of shares	533,443,332	457,059,370
Cost of shares redeemed	(438,227,047)	(393,450,526)

Net increase from capital share transactions	95,216,285	63,608,844

Net increase in net assets	99,656,664	69,617,217

Net assets:
Beginning of year	168,661,489	99,044,272

End of year	$268,318,153	$168,661,489

Undistributed net investment income at end of year	$4,249,459	$6,020,002

Capital share activity:
Shares sold	39,510,948	35,025,550
Shares redeemed	(32,452,086)	(30,153,493)

Total capital share activity	7,058,862	4,872,057

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series C
Selected data for each share of capital stock outstanding throughout each year	(Money Market Series)

	2008	2007	2006	2005	Year Ended December 31, 2004

Per Share Data
Net asset value, beginning of period	$13.33	$12.73	$12.19	$11.87	$11.79

Income (loss) from investment operations:
Net investment income[a]	0.26	0.60	0.45	0.33	0.11
Net gain (loss) on securities (realized and unrealized)	0.02	—	0.09	(0.01)	(0.02)

Total from investment operations	0.28	0.60	0.54	0.32	0.09

Less distributions:
Dividends from net investment income	—	—	—	—	(0.01)

Total distributions	—	—	—	—	(0.01)

Net asset value, end of period	$13.61	$13.33	$12.73	$12.19	$11.87

Total Return[b]	2.10%	4.71%	4.43%	2.70%	0.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$268,318	$168,661	$99,044	$71,655	$66,084

Ratios to average net assets:
Net investment income	1.94%	4.59%	4.43%	2.63%	0.70%
Total expenses[c]	0.65%	0.66%	0.68%	0.69%	0.65%
Net expenses[d]	0.65%	0.66%	0.68%	0.69%	0.65%
Net expenses prior to custodian earnings credits and net of expense waivers	0.65%	0.66%	0.68%	0.69%	0.65%

[a]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[c]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and earnings credits, as applicable.
[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

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Managers’ Commentary	Series D
February 16, 2009	(Global Series)

John Boich SGI Portfolio Manager	David Whitall SGI Portfolio Manager	Scott Klimo SGI Portfolio Manager

To Our Shareholders

Series D of the SBL Fund – Global Series returned –38.38% outperforming the benchmark, Morgan Stanley Capital International, Inc. (MSCI) World Index return of –40.71% and achieving the top quartile in its peer group, which lost –41.09% for the year ended December 31, 2008.

Security Global Investors assumed responsibility for managing all assets in the Series as of May 1, 2008. The Security Global Investors’ global equity team has more than 17 years experience in managing global equities. The team consists of portfolio managers John Boich, David Whittall, and Scott Klimo.

The SGI global team believes that excess return opportunities exist in global stock markets and that those opportunities are best identified and captured at the security level. Investing globally offers the greatest exposure to excess return opportunities while enhancing the ability to diversify risk. Successfully identifying and exploiting these opportunities requires thorough fundamental research. Superior stock selection continues to be the trademark for the team’s performance as selection effect accounts for nearly all the return of the portfolio.

The investment team employs a bottom-up approach to the global equity universe to identify and invest in the best opportunities around the world. The team melds sophisticated screening techniques, input from management meetings, and insights into global/regional trends to identify investment opportunities from around the world. Relative valuation and relative business momentum is a specific focus of the screening criteria. The team’s fundamental research is original and uses primary sources to substantiate forecasts and investment theses.

Telecommunications Services Top Performer

In a market in which there was no place to hide from the carnage, there was no sector that was able to produce positive gains during the calendar year. Cash equivalents were the only securities that were relatively safe from the market meltdown. Sectors stood out as being beneficial to a portfolio, on an absolute basis or relative to a benchmark, because of lower losses than in other sectors.

Only one sector in the portfolio lost less than –20% during the year. The telecommunications services sector, a weighting of 5%, was down –16% for the period. The securities behind the relatively limited losses in the sector were Syniverse Holdings, Inc. and NTT DoCoMo, Inc., which gained 40% and 24%, respectively.

Financials, Industrials, and Energy Disappoint

Some of the hardest hit sectors in the market were the largest detractors for the portfolio, particularly financials and energy, which were down –60% and –77%, respectively. As a much larger weight in the portfolio than energy, holdings in the industrials sector hurt performance.

In the financials sector, Anglo Irish Bank plunged –97%. Additionally, National City Corporation dropped –76% while UBI Banca lost –39%. Few banks and financial firms were able to end the year unscathed by the meltdown and subsequent government bailouts.

The industrials sector was a double-digit weight in the portfolio and several main holdings brought down performance. Joy Global, Inc. lost –60% while Suntech Power Holdings Company, Ltd. was down –57% and Avenge, Ltd. decreased –51%.

Energy was another sector that was hurt by the overall economy in 2008. The portfolio held positions in Bumi Resources, which crumbled –89%, and Consol Energy, Inc., which was down –47%.

Market Outlook

The Series’ core strategy continues to focus on identifying companies with sustainable long-term earnings and cash flow, strong economic returns on invested capital, and healthy balance sheets.

Managers’ Commentary	Series D
February 16, 2009	(Global Series)

The 50% decline in the U.S. market that occurred over almost three years in the wake of the dotcom bubble occurred this time in a mere 11 months. The housing market continues its rapid decline. As long as prices and sales continue to fall, mortgage-related instruments will continue to crumble and capital will evaporate. Unemployment is likely to continue to rise, thus making the recovery in the housing market even more difficult. There is a possibility that unemployment will reach double digits and not peak until 2011. These factors point to a weak economy, dismal corporate earnings, and a lackluster market in 2009.

We recognize there are many investment alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

John Boich, SGI Portfolio Manager

David Whittall, SGI Portfolio Manager

Scott Klimo, SGI Portfolio Manager

Series D
Performance Summary	(Global Series)
December 31, 2008	(unaudited)

PERFORMANCE

$10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series D (Global Series) on December 31, 1998 and reflects the fees and expenses of Series D. The MSCI World Index is an unmanaged capitalization-weighted index that is designed to measure global developed market equity performance.

Average Annual Returns

Periods Ended 12-31-08[1]	1 Year	5 Years	10 Years
Series D	(38.38)%	1.20%	5.09%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Consumer Discretionary	14.98%
Consumer Staples	20.96
Energy	2.25
Financials	3.92
Health Care	25.58
Industrials	5.95
Information Technology	14.55
Materials	0.89
Telecommunication Services	6.46
Utilities	1.47
Short Term Investments	4.92
Liabilities, Less Cash & Other Assets	(1.93)
Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Series D
Performance Summary	(Global Series)
December 31, 2008	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008[1]	Expenses Paid During Period[2]
Series D (Global Series)
Actual	$1,000.00	$690.30	$5.44
Hypothetical	1,000.00	1,018.70	6.50

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2008 to December 31, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2008 to December 31, 2008 was (30.97%).

[2]

Expenses are equal to the Series annualized expense ratio of 1.28%, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Schedule of Investments	Series D
December 31, 2008	(Global Series)

	Shares	Value
COMMON STOCKS—97.0%
Belgium—0.7%
Mobistar S.A.	27,919	$2,014,021

Bermuda—2.7%
Accenture, Ltd.	199,524	6,542,392
Max Capital Group, Ltd.	54,900	971,730

		7,514,122

Canada—1.4%
Empire Company, Ltd.	39,504	1,582,628
George Weston, Ltd.	44,308	2,183,351

		3,765,979

Cayman Islands—2.3%
Herbalife, Ltd.	70,404	1,526,359
Hutchison Telecommunications International, Ltd.	4,068,000	1,091,742
Netease.com ADR*	162,900	3,600,090

		6,218,191

France—1.8%
UBISOFT Entertainment*	261,954	5,104,782

Germany—0.8%
Norddeutsche Affinerie AG	53,867	2,106,972

Hong Kong—0.7%
PCCW, Ltd.	4,270,000	2,038,475

Israel—2.0%
Check Point Software Technologies*	289,566	5,498,858

Japan—15.8%
Asahi Breweries, Ltd.	122,300	2,074,618
Astellas Pharma, Inc.	47,467	1,899,203
Chiba Bank, Ltd.	345,000	2,091,485
Circle K Sunkus Company, Ltd.	238,957	4,277,390
Hitachi High-Technologies Corporation	63,009	986,892
Hokkaido Electric Power Company, Inc.	79,100	1,983,494
JGC Corporation	263,725	3,802,175
Kirin Holdings Company, Ltd.	493,195	6,392,916
K’s Holdings Corporation	114,905	1,908,645
Nintendo Company, Ltd.	8,680	3,228,989
Nissha Printing Company, Ltd.	48,959	1,904,935
NTT DoCoMo, Inc.	3,967	7,713,186
Prima Meat Packers, Ltd.	739,770	1,443,255
Ryohin Keikaku Company, Ltd.	40,485	1,892,052
Takeda Pharmaceutical Company, Ltd.	41,100	2,102,001

		43,701,236

Papua New Guinea—1.5%
Oil Search, Ltd.	1,230,178	4,068,657

Singapore—2.0%
Singapore Press Holdings, Ltd.	2,543,150	5,521,254

South Africa—1.0%
Aveng, Ltd.	826,215	2,681,456

Switzerland—4.3%
ACE, Ltd.	110,665	5,856,392
Actelion, Ltd.*	37,948	2,112,767
Ciba Holding AG	7,792	350,563
Lonza Group AG	39,359	3,598,717

		11,918,439

Taiwan, Province of China—0.9%
AU Optronics Corporation ADR	306,789	2,356,140

United Kingdom—6.1%
AstraZeneca plc	50,288	2,059,654
Cadbury plc	593,003	5,230,471
GlaxoSmithKline plc	114,397	2,144,057
Imperial Tobacco Group plc	209,649	5,625,513
WH Smith plc	348,663	1,827,638

		16,887,333

United States—53.0%
99 Cents Only Stores*	172,900	1,889,797
Abbott Laboratories	98,000	5,230,259
Activision Blizzard, Inc.*	314,800	2,719,872
Alkermes, Inc.*	101,107	1,076,790
Altria Group, Inc.	542,751	8,173,830
Amgen, Inc.*	32,731	1,890,215
Amsurg Corporation*	90,000	2,100,600
Apollo Group, Inc.*	27,246	2,087,589
AT&T, Inc.	87,338	2,489,133
Automatic Data Processing, Inc.	52,700	2,073,218
Biogen Idec, Inc.*	42,637	2,030,800
Bristol-Myers Squibb Company	91,700	2,132,025
Cal-Maine Foods, Inc.	76,000	2,181,200
Casey’s General Stores, Inc.	73,500	1,673,595
Cephalon, Inc.*	103,326	7,960,234
Charles River Laboratories International, Inc.*	53,700	1,406,940
Chemed Corporation	42,700	1,698,179
Comtech Telecommunications Corporation*	42,700	1,956,514
Cubist Pharmaceuticals, Inc.*	72,700	1,756,432
Emergency Medical Services Corporation*	44,547	1,630,866
Emergent Biosolutions, Inc.*	75,650	1,975,222
Endo Pharmaceuticals Holdings, Inc.*	88,600	2,292,968
Family Dollar Stores, Inc.	79,065	2,061,225
General Electric Company	116,700	1,890,540
Gentiva Health Services, Inc.*	31,421	919,378
Genuine Parts Company	75,707	2,866,267
Google, Inc.*	20,010	6,156,077
Harley-Davidson, Inc.	319,208	5,416,960
InterDigital, Inc.*	77,800	2,139,500
ITT Educational Services, Inc.*	23,288	2,211,893
Jarden Corporation*	192,756	2,216,694
Johnson & Johnson	77,356	4,628,209
King Pharmaceuticals, Inc.*	204,500	2,171,790
Kroger Company	73,866	1,950,801
Laboratory Corporation of America Holdings*	31,600	2,035,356
LHC Group, Inc.*	57,400	2,066,400
Lincare Holdings, Inc.*	79,408	2,138,458
Lockheed Martin Corporation	47,550	3,998,004
Martek Biosciences Corporation	52,610	1,594,609
MFA Mortgage Investments, Inc.	322,600	1,900,114
Millipore Corporation*	40,200	2,071,104
Mirant Corporation*	109,818	2,072,266

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series D
December 31, 2008	(Global Series)

	Shares	Value
COMMON STOCKS—97.0% (continued)
United States—53.0% (continued)
NetFlix, Inc.*	73,415	$2,194,374
Northrop Grumman Corporation	47,900	2,157,416
OSI Pharmaceuticals, Inc.*	57,915	2,261,581
Pantry, Inc.*	104,400	2,239,380
Philip Morris International, Inc.	122,552	5,332,238
Questcor Pharmaceuticals, Inc.*	217,200	2,022,132
RadioShack Corporation	159,728	1,907,152
Ruddick Corporation	76,500	2,115,225
Sherwin-Williams Company	33,700	2,013,575
Spartan Stores, Inc.	74,347	1,728,568
Strayer Education, Inc.	9,731	2,086,424
Syniverse Holdings, Inc.*	207,700	2,479,938
TiVo, Inc.*	141,600	1,013,856
Viropharma, Inc.*	121,400	1,580,628
Winn-Dixie Stores, Inc.*	130,700	2,104,270
World Fuel Services Corporation	58,150	2,151,550

		146,320,230

TOTAL COMMON STOCKS (Cost $280,908,273)		$267,716,145

	Principal Amount	Value
SHORT TERM INVESTMENTS—4.9%
State Street Treasury Money Market Fund	$13,592,199	$13,592,199

TOTAL SHORT TERM INVESTMENTS (Cost $13,592,199)		$13,592,199

Total Investments—101.9% (cost $294,500,472)		$281,308,344
Liabilities, Less Cash & Other Assets—(1.9%)		(5,342,847)

Total Net Assets—100.0%		$275,965,497

INVESTMENT CONCENTRATION

At December 31, 2008, the investment diversification of the Series was as follows:
Industry	% of Net Assets	Value
Pharmaceuticals	10.1%	$28,262,926
Biotechnology	8.1	22,658,650
Tobacco	6.9	19,131,581
Food Retail	6.6	18,126,640
Money Markets	4.9	13,592,199
Wireless Telecommunication Services	4.8	13,298,887
Home Entertainment Software	4.0	11,053,643
Health Care Services	3.8	10,488,637
Internet Software & Services	3.5	9,756,167
Packaged Foods & Meats	3.2	8,854,926
Brewers	3.0	8,467,534
Life Sciences Tools & Services	2.6	7,076,761
IT Consulting & Other Services	2.3	6,542,392
Construction & Engineering	2.4	6,483,631
Education Services	2.3	6,385,906
Aerospace & Defense	2.2	6,155,420
Property & Casualty Insurance	2.1	5,856,392
General Merchandise Stores	2.1	5,843,074
Publishing	2.0	5,521,254
Systems Software	2.0	5,498,858
Motorcycle Manufacturers	2.0	5,416,960
Integrated Telecommunication Services	1.6%	4,527,608
Communications Equipment	1.5	4,096,014
Oil & Gas Exploration & Production	1.5	4,068,657
Computer & Electronics Retail	1.4	3,815,797
Distributors	1.0	2,866,267
Electronic Components	0.9	2,356,140
Housewares & Specialties	0.8	2,216,694
Internet Retail	0.8	2,194,374
Oil & Gas Refining & Marketing	0.8	2,151,550
Diversified Metals & Mining	0.8	2,106,972
Health Care Facilities	0.8	2,100,600
Regional Banks	0.8	2,091,485
Data Processing & Outsourced Services	0.8	2,073,218
Independent Power Producers & Energy Traders	0.8	2,072,266
Home Improvement Retail	0.7	2,013,575
Electric Utilities	0.7	1,983,494
Commercial Printing	0.7	1,904,935
Mortgage REIT’s	0.7	1,900,114
Industrial Conglomerates	0.7	1,890,540
Specialty Stores	0.7	1,827,638
Food Distributors	0.6	1,728,568
Personal Products	0.6	1,526,359
Application Software	0.4	1,013,856
Technology Distributors	0.4	986,892
Reinsurance	0.4	971,730
Specialty Chemicals	0.1	350,563

Total Investments	101.9	$281,308,344

For federal income tax purposes the identified cost of investments owned at December 31, 2008 was $308,098,140.

ADR	American Depositary Receipt
plc	Public Limited Company

*	Non-income producing security

The accompanying notes are an integral part of the financial statements

Series D

(Global Series)

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments, at value*	$281,308,344
Cash denominated in a foreign currency, at value**	337,998
Receivables:
Fund shares sold	164,523
Securities sold	373,980
Interest	41
Dividends	595,305
Foreign taxes recoverable	138,043
Prepaid expenses	8,665

Total assets	282,926,899

Liabilities:
Cash overdraft	336,417
Payable for:
Fund shares redeemed	185,282
Securities purchased	6,064,998
Management fees	224,847
Administration fees	35,227
Transfer agent/maintenance fees	2,083
Custodian fees	12,003
Directors’ fees	5,515
Professional fees	69,297
Other fees	25,733

Total liabilities	6,961,402

Net assets	$275,965,497

Net assets consist of:
Paid in capital	$394,100,363
Undistributed net investment income	7,455,215
Accumulated net realized loss on sale of investments and foreign currency transactions	(112,387,794)
Net unrealized depreciation in value of investments and translation of assets and liabilities in foreign currencies	(13,202,287)

Net assets	$275,965,497

Capital shares authorized	unlimited
Capital shares outstanding	37,269,678
Net asset value per share (net assets divided by shares outstanding)	$7.40

* Investments, at cost	$294,500,472
** Cash denominated in a foreign currency, at cost	335,283

Statement of Operations

For Year Ended December 31, 2008

Investment Income:
Dividends (net of foreign withholding tax $378,977)	$9,427,855
Interest	325,621

Total investment income	9,753,476

Expenses:
Management fees	4,167,035
Administration fees	640,532
Transfer agent/maintenance fees	25,328
Custodian fees	115,337
Directors’ fees	26,845
Professional fees	131,824
Reports to shareholders	97,870
Other	29,789

Total expenses	5,234,560
Less:
Earnings credits applied	(20,688)

Net expenses	5,213,872

Net investment income	4,539,604

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(106,604,782)
Foreign currency transactions	(571,814)

Net realized loss	(107,176,596)

Net unrealized appreciation (depreciation) during the year on:
Investments	(87,956,119)
Translation of assets and liabilities in foreign currencies	(28,778)

Net unrealized depreciation	(87,984,897)

Net realized and unrealized loss	(195,161,493)

Net decrease in net assets resulting from operations	$(190,621,889)

The accompanying notes are an integral part of the financial statements

Series D
Statement of Changes in Net Assets	(Global Series)

	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (decrease) in net assets from operations:
Net investment income	$4,539,604	$3,789,635
Net realized gain (loss) during the year on investments and foreign currency transactions	(107,176,596)	145,900,561
Net unrealized depreciation during the year on investments and translation of assets and liabilities in foreign currencies	(87,984,897)	(102,415,461)

Net increase (decrease) in net assets resulting from operations	(190,621,889)	47,274,735

Capital share transactions:
Proceeds from sale of shares	71,253,122	145,821,140
Cost of shares redeemed	(154,842,547)	(213,924,666)

Net decrease from capital share transactions	(83,589,425)	(68,103,526)

Net decrease in net assets	(274,211,314)	(20,828,791)

Net assets:
Beginning of year	550,176,811	571,005,602

End of year	$275,965,497	$550,176,811

Undistributed net investment income at end of year	$7,455,215	$2,748,317

Capital share activity:
Shares sold	7,091,222	12,428,028
Shares redeemed	(15,639,694)	(18,362,297)

Total capital share activity	(8,548,472)	(5,934,269)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series D
Selected data for each share of capital stock outstanding throughout each year	(Global Series)

	2008[a]	2007[b]	2006	2005	Year Ended December 31, 2004
Per Share Data
Net asset value, beginning of period	$12.01	$11.03	$9.40	$8.28	$6.97

Income (loss) from investment operations:
Net investment income[c]	0.11	0.08	0.03	0.03	0.03
Net gain (loss) on securities (realized and unrealized)	(4.72)	0.90	1.60	1.09	1.28

Total from investment operations	(4.61)	0.98	1.63	1.12	1.31

Net asset value, end of period	$7.40	$12.01	$11.03	$9.40	$8.28

Total Return[d]	(38.38)%	8.88%	17.34%	13.53%	18.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$275,965	$550,177	$571,006	$516,213	$466,577

Ratios to average net assets:
Net investment income	1.09%	0.67%	0.32%	0.30%	0.37%
Total expenses[e]	1.26%	1.26%	1.24%	1.24%	1.23%
Net expenses[f]	1.25%	1.26%	1.24%	1.24%	1.23%
Net expenses prior to custodian earnings credits and net of expense waivers	1.26%	1.26%	1.24%	1.24%	1.23%

Portfolio turnover rate	302%[g]	115%	23%	33%	28%

[a]	SGI became the sub-advisor of Series D effective May 1, 2008. Prior to May 1, 2008, Security Investors (SI) paid Oppenheimer Funds for sub-advising 50% of Series D. SGI sub-advised the remaining 50%.
[b]

Security Global Investors, LLC (SGI) became sub-advisor of 50% of Series D effective August 1, 2007. OppenheimerFunds sub-advises the remaining 50%. Prior to August 1, 2007, OppenheimerFunds sub-advised the entire Series.

[c]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[d]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[e]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and earnings credits, as applicable.
[f]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.
[g]	Significant variation in the portfolio turnover rate is due to the re-alignment of the Series portfolio following the appointment of SGI as sub-advisor.

The accompanying notes are an integral part of the financial statements

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Managers’ Commentary	Series E
February 16, 2009	(U.S. Intermediate Bond Series)

Steven M. Bowser Co-Portfolio Manager	Christopher L. Phalen Co-Portfolio Manager	Daniel W. Portanova Co-Portfolio Manager

To Our Shareholders:

Series E of the SBL Fund—U.S. Intermediate Bond Series earned a return of -8.66%1 for the year ended December 31, 2008, which lagged the benchmark Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Bond Index) return of 5.24% and the median return of its peer group of –3.42% for the same period.

The U.S. Intermediate Bond Series will primarily invest in a diversified portfolio of investment grade debt securities and maintain a dollar-weighted average duration of 3 to 10 years. The Series’ investment approach uses a bottom-up process in selecting asset classes and securities. We emphasize rigorous credit analysis and relative value in selecting securities. Credit analysis includes assessing factors such as an issuer’s management experience, cash flow, position in its market, capital structure, and general economic and market factors. Relative value analysis includes earnings growth, profitability trends, the issuer’s financial strength, and valuation analysis. Relative valuation also compares the credit risk and yield of a security to that of other securities of the same or another asset class.

Composition of Portfolio Assets

At the end of the year, the Series held 39% in corporate issues, 39% in mortgage-backed securities, 12% in U.S. government securities, and 8% in a repurchase agreement. Other securities, such as asset-backed securities and preferred stock, constituted 2% of the portfolio.

Series Performance

The dominant theme in 2008 was the sub-prime mortgage effect and credit crunch throughout the financial system and securities markets. The turning point in the year was in June with an abrupt deterioration in credit markets as the sub-prime mortgage concerns began to unfold. The credit crunch worsened in August as the extent of the crisis became more apparent.

In response to sub-prime concerns, there was a flight-to-quality, which rallied Treasury securities to historic levels while corporate credit and asset-backed securities under-performed. Traditionally, the majority of return for fixed income securities is generated through the coupon income. For this reason, the Series will generally invest in high quality asset classes that generate more yield than U.S. Treasury securities. In years such as 2008, when there is a shock to the financial system and a deep economic recession, the sectors that generate more income will underperform. Historically, the strategy of overweighting the higher income asset classes will drive outperformance over the long term.

As the sub-prime and credit crisis materialized, financial companies underperformed as many surprised the market with their exposure to sub-prime investments and investors moved out of the sector due to concerns about future losses. The financial corporate bond securities in the portfolio are primarily large diversified financial institutions, which the team continues to believe have the ability to repay all their obligations.

Uncertainty negatively affected all non-Treasury related securities. The Series’ largest detractor was a victim of the mortgage market turmoil. The Series held a CDO asset backed by sub-prime collateral. While still rated AAA, the security was written down by the Series almost completely due to complete lack of liquidity in the market, making it difficult to price.

Market Outlook

The upcoming year provides a challenging economic environment. Concerns regarding a potential recession continue to increase as economic data for the 4th quarter was relatively weak. The housing market shows no signs of recovery and continues to be a significant drag on GDP growth. Consumer spending has started to slow as we witnessed the weakest holiday season since 2002 and unemployment has started to move up. Commodity prices also remain high, which could negatively affect consumers’ disposable income. With this background, 2009 will be a challenging year for the consumer and fixed income portfolio managers.

The Federal Reserve has moved aggressively to reduce interest rates to a range of 0% to 0.25% and the federal government is planning additional fiscal stimulus. While

Managers’ Commentary	Series E
February 16, 2009	(U.S. Intermediate Bond Series)

we do not believe all these actions can make the world’s sub-prime problems disappear, it could help to soften the blow and the duration of the economic recession. The effects of the Federal Reserve rate reduction and an additional fiscal stimulus injection by Congress should provide support for the second half of the year. Valuations in the credit sectors are reflecting a very negative economic environment and we look to add high quality securities, as we believe the risk/return is appealing in some securities.

We will continue to monitor the economic and market conditions and will adjust the asset mix and maturity structure in the portfolio accordingly.

Thank you for your investment in the U.S. Intermediate Bond Series.

We recognize there are many investment fund alternatives available today and appreciate the confidence you place in us.

Sincerely,

Steven M. Bowser, Portfolio Manager

Christopher L. Phalen, Portfolio Manager

Daniel W. Portanova, Portfolio Manager

[1]	Fee waivers and/or reimbursements reduce Series expenses and in the absence of such waiver the performance quoted would be reduced.

Series E
Performance Summary	(U.S. Intermediate Bond Series)
December 31, 2008	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series E (U.S. Intermediate Bond Series) on December 31, 1998 and reflects the fees and expenses of Series E. The Barclays Capital U.S. Aggregate Bond Index (formerly known as Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index that tracks investment grade bonds including U.S. Treasury and agency issues, corporate bond issues, asset-backed, commercial mortgage-backed and mortgage-backed securities and Yankee issues. The Barclays Capital Intermediate U.S. Government Credit Index is an unmanaged Index that tracks U.S. dollar denominated U.S. treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturing of greater than or equal to 1 year and less than 10 years. The Barclays Capital Intermediate U.S. Government/Credit Index replaced the Barclays Capital U.S. Aggregate Bond Index as the Series primary benchmark effective November 24, 2008, to provide a more meaningful comparison of the Series’ performance in light of the investment strategies that it employs.

Average Annual Returns

Periods Ended 12-31-08[1]	1 Year	5 Years	10 Years
Series E	(8.66)%	0.63%	2.68%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Quality Ratings

(Based on Standard and Poor’s Ratings)

AAA	58.53%
AA	6.72
A	7.86
BBB	12.88
BB	3.03
C	0.23
D	1.21
Preferred Stock	0.74
Repurchase Agreement	8.12
Cash & Other Assets, Less Liabilities	0.68
Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Series E
Performance Summary	(U.S. Intermediate Bond Series)
December 31, 2008	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008[1]	Expenses Paid During Period[2]
Series E (U.S. Intermediate Bond Series)
Actual	$1,000.00	$919.38	$3.76
Hypothetical	1,000.00	1,021.22	3.96

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2008 to December 31, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2008 to December 31, 2008 was (8.06%).

[2]

Expenses are equal to the Series annualized expense ratio of 0.78%, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Schedule of Investments	Series E
December 31, 2008	(U.S. Intermediate Bond Series)

	Principal Amount	Value
CORPORATE BOND—38.5%
Banking—2.8%
BankBoston Capital Trust IV
2.79%, 2028[1]	$1,200,000	$664,081
BOI Capital Funding No. 2, LP
5.57%, 2049[1,2,3]	650,000	142,875
Chase Capital III
2.75%, 2027[1]	1,200,000	610,924
Rabobank Capital Funding II
5.26%, 2049[1,2,3]	1,200,000	634,836
Standard Chartered plc
6.41%, 2049[1,2,3]	1,750,000	644,641
US Central Federal Credit Union
2.70%, 2009	113,636	112,274

		2,809,631

Building Materials—0.5%
CRH America, Inc.
6.95%, 2012	600,000	482,936

Chemicals—0.7%
PPG Industries, Inc.
7.40%, 2019	650,000	693,832

Electric—2.9%
Arizona Public Service Company
6.38%, 2011	600,000	564,794
Cincinnati Gas & Electric
5.70%, 2012	600,000	590,231
East Coast Power LLC
7.07%, 2012	114,819	121,985
Oncor Electric Delivery Company
6.38%, 2015	600,000	574,719
Pennsylvania Electric Company
6.05%, 2017	650,000	583,076
WPS Resources Corporation
6.11%, 2066[1]	900,000	432,000

		2,866,805

Entertainment—0.7%
Walt Disney Company
4.50%, 2013	700,000	704,618

Financial—Other—4.0%
Berkshire Hathaway Finance Corporation
4.75%, 2012	1,800,000	1,847,749
BP Capital Markets plc
5.25%, 2013	2,000,000	2,087,872

		3,935,621

Financial Companies—Noncaptive
Consumer—2.0%
Nelnet, Inc.
7.40%, 2036[1]	2,500,000	749,610
Residential Capital LLC
8.38%, 2009[1,2,3]	3,000,000	1,095,000
8.50%, 2012	650,000	104,000

		1,948,610

Financial Companies—Noncaptive
Diversified—4.4%
CIT Group Funding Company of Canada
4.65%, 2010	1,800,000	1,580,166
General Electric Capital Corporation
5.88%, 2012	600,000	616,867
6.00%, 2012	2,000,000	2,052,096

		4,249,129

Food & Beverage—1.2%
General Mills, Inc.
5.70%, 2017	1,200,000	1,206,103

Health Care—0.6%
Anthem, Inc.
6.80%, 2012	600,000	593,099

Independent Energy—0.6%
Devon Financing Corporation ULC
6.88%, 2011	600,000	605,497

Insurance—Property & Casualty—1.1%
Fairfax Financial Holdings, Ltd.
7.75%, 2012	300,000	267,000
Nationwide Mutual Insurance Company
8.25%, 2031[2,3]	650,000	410,695
Navigators Group, Inc.
7.00%, 2016	700,000	445,323

		1,123,018

Lodging—0.7%
Starwood Hotels & Resorts Worldwide, Inc.
6.25%, 2013	1,000,000	690,000

Natural Gas Pipelines—0.2%
Express Pipeline, LP
6.47%, 2013[2,3]	194,400	214,317

Paper—0.4%
Sino-Forest Corporation
9.13%, 2011[2,3]	500,000	400,000

Pharmaceuticals—4.4%
AstraZeneca plc
5.90%, 2017	1,750,000	1,859,783
GlaxoSmithKline Capital, Inc.
4.85%, 2013	500,000	501,529
Wyeth
5.50%, 2013	2,000,000	2,037,236

		4,398,548

Railroads—2.0%
Burlington Northern Santa Fe Corporation
7.13%, 2010	1,900,000	1,947,508

REIT’s—1.8%
Hospitality Properties Trust
6.70%, 2018	1,500,000	697,712
Reckson Operating Partnership, LP
5.15%, 2011	1,200,000	890,256

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series E
December 31, 2008	(U.S. Intermediate Bond Series)

	Principal Amount	Value
CORPORATE BOND—38.5% (continued)
REIT’s—1.8% (continued)
Rouse Company, LP
8.00%, 2009	$550,000	$228,250

		1,816,218

Transportation Services—0.6%
TTX Company
4.90%, 2015[2,3]	650,000	596,629

U.S. Banking—4.3%
American Express Bank FSB
3.15%, 2011	2,000,000	2,015,922
PartnerRe Finance II
6.44%, 2066[1]	650,000	258,383
Wells Fargo & Company
4.38%, 2013	2,000,000	1,958,432

		4,232,737

Utility—Other—2.6%
American Water Capital Corporation
6.09%, 2017	3,000,000	2,613,120

TOTAL CORPORATE BOND (cost $49,274,409)		$38,127,976

	Principal Amount	Value
PREFERRED STOCK—0.7%
Insurance Brokers—0.1%
Woodbourne Capital Trust I
1.53%, 2049[1,2,4]	300,000	22,552
Woodbourne Capital Trust II
1.53%, 2049[1,2,4]	300,000	22,551
Woodbourne Capital Trust III
1.53%, 2049[1,2,4]	300,000	22,551
Woodbourne Capital Trust IV
1.53%, 2049[1,2,4]	300,000	22,551

		90,205

Property & Casualty
Insurance—0.6%
Aspen Insurance Holdings, Ltd.
7.40%, 2017[1]	48,000	604,320

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corporation
8.38%, 2012	16,000	6,240
Federal National Mortgage Association
8.25%, 2010	24,000	19,920
4.38%, 2011	10,000	10,500

		36,660

TOTAL PREFERRED STOCK (cost $3,923,796)		$731,185

	Principal Amount	Value
MORTGAGE BACKED SECURITIES—39.1%
Other Non-Agency—9.8%
C.M.O.’s—9.8%
Chase Mortgage Finance Corporation
2005-A1 2A2, 5.24%, 2035[1]	$1,475,775	$1,226,582
Chaseflex Trust
2006-1, 5.94%, 2036[1]	2,857,120	2,113,924
Homebanc Mortgage Trust
2006-1, 6.11%, 2037[1]	1,340,605	733,505
JP Morgan Alternative Loan Trust
2006-S2, 5.81%, 2036	2,698,058	2,156,597
2006-S3, 6.00%, 2036	3,000,000	2,019,827
JP Morgan Mortgage Trust
2006-A3, 5.24%, 2036[1]	462,799	436,269
Washington Mutual, Inc.
2005-AR16 1A1, 5.10%, 2035[1]	1,232,691	993,438

		9,680,142

		9,680,142

U.S. Government Sponsored Agencies—28.0%
C.M.O.’s—0.0%
Federal Home Loan Mortgage Corporation
FHR 188 H, 7.00%, 2021	1,257	1,308
Federal National Mortgage Association
FNR 1990-68 J, 6.95%, 2020	3,214	3,416
FNR 1990-103 K, 7.50%, 2020	1,060	1,107

		5,831

Pass Through’s—28.0%
Federal Home Loan Mortgage Corporation
#E01378, 5.00%, 2018	1,406,133	1,454,124
#E01488, 5.00%, 2018	1,292,766	1,335,644
#E01538, 5.00%, 2018	1,300,947	1,343,331
#C44050, 7.00%, 2030	39,650	41,670
#C01079, 7.50%, 2030	15,718	16,683
#C50967, 6.50%, 2031	12,566	13,127
#C50964, 6.50%, 2031	65,221	67,809
#C01172, 6.50%, 2031	54,079	56,225
#C01210, 6.50%, 2031	67,543	70,562
#C01277, 7.00%, 2031	95,378	99,025
#C62801, 6.00%, 2032	128,612	133,099
#C01287, 6.50%, 2032	159,175	165,492
#C01292, 6.00%, 2032	287,118	297,135
#A16943, 6.00%, 2033	936,893	968,261
#A17903, 6.00%, 2034	1,071,049	1,105,736
Federal National Mortgage Association
#254473, 5.50%, 2017	1,161,039	1,202,027
#839353, 5.50%, 2018	767,385	798,314
#555549, 5.00%, 2018	1,476,598	1,517,863
#720714, 4.50%, 2018	1,272,784	1,309,149
#750465, 5.00%, 2018	1,271,080	1,312,163
#780952, 4.00%, 2019	1,782,332	1,811,534
#252806, 7.50%, 2029	55,742	59,040
#252874, 7.50%, 2029	19,699	20,864
#535277, 7.00%, 2030	27,212	28,526
#190307, 8.00%, 2030	21,805	23,160
#541735, 8.00%, 2030	28,897	30,693
#253356, 8.00%, 2030	27,001	28,679
#551262, 7.50%, 2030	13,235	14,012
#535838, 6.50%, 2031	50,622	52,631

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series E
December 31, 2008	(U.S. Intermediate Bond Series)

	Principal Amount	Value
MORTGAGE BACKED SECURITIES—39.1% (continued)
U.S. Government Sponsored Agencies—28.0% (continued)
Pass Through’s—28.0% (continued)
Federal National Mortgage Association (continued)
#585348, 6.50%, 2031	$49,325	$51,283
#591381, 6.50%, 2031	91,563	95,197
#254198, 6.00%, 2032	288,803	297,615
#545691, 6.50%, 2032	189,423	196,941
#254346, 6.50%, 2032	123,805	128,719
#254377, 6.00%, 2032	468,759	484,380
#659790, 6.50%, 2032	194,430	202,875
#254478, 6.00%, 2032	219,784	227,108
#254477, 5.50%, 2032	787,130	807,702
#666750, 6.00%, 2032	460,339	474,384
#658077, 5.50%, 2033	1,032,086	1,061,642
#689108, 5.50%, 2033	935,572	962,364
#688328, 5.50%, 2033	902,391	927,245
#709748, 5.50%, 2033	1,507,329	1,550,493
#713971, 5.50%, 2033	1,516,491	1,558,259
#754903, 5.50%, 2033	886,459	909,625
#725033, 6.00%, 2034	603,247	622,972
#255554, 5.50%, 2035	1,696,931	1,742,608

		27,677,990

		27,683,821

U.S. Government Sponsored Securities—1.3%
Pass Through’s—1.3%
Government National Mortgage Association
G2 181907, 9.50%, 2020	5,630	6,243
#301465, 9.00%, 2021	17,051	18,365
#305617, 9.00%, 2021	8,349	8,992
#313107, 7.00%, 2022	72,131	75,004
#369303, 7.00%, 2023	54,446	56,615
#352022, 7.00%, 2023	47,845	49,751
#780454, 7.00%, 2026	79,929	83,113
G2 2445, 8.00%, 2027	32,597	34,155
#462680, 7.00%, 2028	48,650	50,588
#482668, 7.00%, 2028	41,418	43,068
#781079, 7.50%, 2029	16,395	17,096
#518436, 7.25%, 2029	18,802	19,827
#494109, 7.50%, 2029	22,903	23,881
#510704, 7.50%, 2029	14,192	14,798
#479229, 8.00%, 2030	8,885	9,345
#479232, 8.00%, 2030	20,403	21,459
G2 2909, 8.00%, 2030	17,677	18,522
#508342, 8.00%, 2030	35,436	37,271
#561561, 6.50%, 2031	107,364	112,849
#564472, 6.50%, 2031	161,625	169,882
#538285, 6.50%, 2031	57,447	59,843
#552324, 6.50%, 2032	99,732	103,892
#781414, 5.50%, 2032	273,325	282,143

		1,316,702

		1,316,702

TOTAL MORTGAGE BACKED SECURITIES (cost $41,469,484)		$38,680,665

ASSET BACKED SECURITIES—0.7%
Home Equity Loans—0.7%
Credit-Based Asset Servicing and Securitization LLC
2005-CB5, 0.73%, 2035[1]	$808,270	$663,016

TOTAL ASSET BACKED SECURITIES (cost $808,270)		$663,016

	Principal Amount	Value
U.S. GOVERNMENT SECURITIES—12.2%
U.S. Treasury Bonds
5.38%, 2/15/2031	$1,000,000	$1,374,062
U.S. Treasury Notes
2.50%, 3/31/2013	6,000,000	6,357,654
3.50%, 5/31/2013	4,000,000	4,381,248

TOTAL U.S. GOVERNMENT SECURITIES (cost $10,976,887)		$12,112,964

	Principal Amount	Value
REPURCHASE AGREEMENT—8.1%
UMB Financial Corp, 0.05%, dated 12/31/08, matures 1/02/09; repurchase amount $8,050,022 (Collateralized by FNMA Discount Note, 5/15/09 with a value of $8,211,825)	$8,050,000	$8,050,000

TOTAL REPURCHASE AGREEMENT (cost $8,050,000)		$8,050,000

Total Investments—99.3% (cost $114,502,846)		$98,365,806
Cash & Other Assets, Less Liabilities—0.7%		703,913

Total Net Assets—100.0%		$99,069,719

For federal income tax purposes the identified cost of investments owned at December 31, 2008 was $115,533,612.

plc	Public Limited Company

[1]	Variable rate security. Rate indicated is rate effective at December 31, 2008.
[2]	Security was acquired through a private placement.
[3]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $4,138,993 (cost $8,571,841), or 4.2% of total net assets.
[4]	Security was fair valued by the Valuation Committee at December 31, 2008. The total market value of fair valued securities amounts to $90,205, (cost $1,205,796) or 0.1% of total net assets.

The accompanying notes are an integral part of the financial statements

Series E
(U.S. Intermediate Bond Series)

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments, at value*	$98,365,806
Cash	2,138
Receivables:
Fund shares sold	108,606
Securities sold	24
Interest	995,124
Dividends	22,203
Prepaid expenses	2,329

Total assets	99,496,230

Liabilities:
Payable for:
Fund shares redeemed	335,489
Management fees	50,691
Administration fees	10,526
Transfer agent/maintenance fees	2,083
Custodian fees	2,177
Directors’ fees	2,400
Professional fees	15,362
Other fees	7,783

Total liabilities	426,511

Net assets	$99,069,719

Net assets consist of:
Paid in capital	$118,737,285
Undistributed net investment income	4,539,597
Accumulated net realized loss on sale of investments	(8,070,123)
Net unrealized depreciation in value of investments	(16,137,040)

Net assets	$99,069,719

Capital shares authorized	unlimited
Capital shares outstanding	8,776,692
Net asset value per share (net assets divided by shares outstanding)	$11.29

* Investments, at cost	$114,502,846

Statement of Operations

For Year Ended December 31, 2008

Investment Income:
Dividends	$222,752
Interest	6,190,060

Total investment income	6,412,812

Expenses:
Management fees	862,296
Administration fees	118,606
Transfer agent/maintenance fees	25,288
Custodian fees	11,861
Directors’ fees	9,651
Professional fees	25,263
Reports to shareholders	11,289
Other	5,833

Total expenses	1,070,087
Less:
Expenses waived	(172,461)
Earnings credits applied	(219)

Net expenses	897,407

Net investment income	5,515,405

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(3,840,953)
Futures	535,380

Net realized loss	(3,305,573)

Net unrealized appreciation (depreciation) during the year on:
Investments	(12,356,337)
Futures	(42,302)

Net unrealized depreciation	(12,398,639)

Net realized and unrealized loss	(15,704,212)

Net decrease in net assets resulting from operations	$(10,188,807)

The accompanying notes are an integral part of the financial statements

Series E
Statement of Changes in Net Assets	(U.S. Intermediate Bond Series)

	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (decrease) in net assets from operations:
Net investment income	$5,515,405	$7,064,655
Net realized loss during the year on investments	(3,305,573)	(990,073)
Net unrealized depreciation during the year on investments	(12,398,639)	(2,196,483)

Net increase (decrease) in net assets resulting from operations	(10,188,807)	3,878,099

Capital share transactions:
Proceeds from sale of shares	46,877,829	52,494,277
Cost of shares redeemed	(59,271,743)	(86,030,933)

Net decrease from capital share transactions	(12,393,914)	(33,536,656)

Net decrease in net assets	(22,582,721)	(29,658,557)

Net assets:
Beginning of year	121,652,440	151,310,997

End of year	$99,069,719	$121,652,440

Undistributed net investment income at end of year	$4,539,597	$6,116,616

Capital share activity:
Shares sold	3,844,656	4,315,924
Shares redeemed	(4,911,549)	(7,075,418)

Total capital share activity	(1,066,893)	(2,759,494)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series E
Selected data for each share of capital stock outstanding throughout each year	(U.S. Intermediate Bond Series)

	2008[a]	2007	2006	2005	Year Ended December 31, 2004
Per Share Data
Net asset value, beginning of period	$12.36	$12.01	$11.57	$11.36	$11.04

Income (loss) from investment operations:
Net investment income[b]	0.58	0.60	0.63	0.49	0.50
Net loss on securities (realized and unrealized)	(1.65)	(0.25)	(0.19)	(0.28)	(0.08)

Total from investment operations	(1.07)	0.35	0.44	0.21	0.42

Less distributions:
Dividends from net investment income	—	—	—	—	(0.10)

Total distributions	—	—	—	—	(0.10)

Net asset value, end of period	$11.29	$12.36	$12.01	$11.57	$11.36

Total Return[c]	(8.66)%	2.91%	3.80%	1.85%	3.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$99,070	$121,652	$151,311	$159,386	$159,527

Ratios to average net assets:
Net investment income	4.80%	4.90%	4.67%	4.23%	4.42%
Total expenses[d]	0.93%	0.91%	0.93%	0.92%	0.89%
Net expenses[e]	0.78%	0.76%	0.78%	0.77%	0.75%
Net expenses prior to custodian earnings credits and net of expense waivers	0.78%	0.76%	0.78%	0.77%	0.75%

Portfolio turnover rate	34%	31%	64%	60%	39%

[a]	Effective November 24, 2008 the Series name became U.S. Intermediate Bond Series. Prior to November 24, 2008 the Series was known as the Diversified Income Series.
[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[d]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and earnings credits, as applicable.
[e]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

Manager’s Commentary	Series H
February 16, 2009	(Enhanced Index Series)

Subadviser, Northern Trust

To Our Shareholders:

Series H of the SBL Fund—Enhanced Index Series returned –37.57%1 for the year ended December 31, 2008 versus the S&P 500 Index return of –37.00%, underperforming its benchmark by –0.57% inclusive of fees. Financial markets approached or exceeded many record levels not seen since the Great Depression, including the biggest annual decline, the largest monthly fall, the greatest daily rise, and the greatest number of high volatility days.

The Chicago Board Options Exchange Volatility Index (VIX) reached record highs above 80 in both October and November, with average volatility of 58, or 2.5 times the average volatility levels experienced in the first three quarters of the year. This dramatic rise in volatility reflected unprecedented market uncertainty and risk aversion, which amplified the flight to quality. During 2008, an equal weighted portfolio of low quality stocks in the S&P 500 (as defined by the S&P quality rating of C) fell 59.9%.

Sector Review

From a sector perspective, the year finished with few surprises. The top performing sectors were all defensive –consumer staples –15%, healthcare –22%, utilities (–29%) and telecommunication services –30%. On the other side, financials fell the most –55%, followed by the four global cyclical sectors—materials –46%, information technology –43%, industrials –40% and energy –35%. Our conservative investment process mitigated this dispersion in sector returns by controlling for sector biases in both excess return forecasts and portfolio construction methodology.

Market Outlook

The performance of individual signals within our quantitative factor model fluctuated throughout the year, with profitability and sentiment signals showing the most efficacy for most periods, at the expense of lower quality value stocks. In a late fourth quarter reversal, those stocks and signals rebounded as lower quality and value started to outperform. Looking forward, we see wider valuation spreads as an opportunity for higher quality value stocks to lead the rebound when the economy ultimately recovers from recession some time in 2009.

Crisis periods, as we have been witnessing, present both increased risk and opportunity. We feel that during such periods, our focus on thoughtful analysis of data and employment of a disciplined, quantitative process is most effective at positioning the portfolio for future investment success.

Thank you for your business and the confidence you place in us.

Sincerely,

Peter C. Stournaras, Portfolio Manager,

Northern Trust Investments

[1]	Fee waivers and/or reimbursements reduce Series expenses and in the absence of such waiver the performance quoted would be reduced.

Series H
Performance Summary	(Enhanced Index Series)
December 31, 2008	(unaudited)

PERFORMANCE

$10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series H (Enhanced Index Series) on May 3, 1999 (date of inception) and reflects the fees and expenses of Series H. The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

Average Annual Returns

Periods Ended 12-31-08[1]	1 Year	5 Years	Since Inception (5-3-99)
Series H	(37.57)%	(3.41)%	(3.26)%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Consumer Discretionary	8.07%
Consumer Staples	12.60
Energy	13.48
Financials	13.01
Health Care	14.14
Industrials	10.53
Information Technology	15.01
Materials	2.75
Telecommunication Services	3.46
Utilities	3.92
U.S. Government Sponsored Securities	0.49
Cash & Other Assets, Less Liabilities	2.54
Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Series H
Performance Summary	(Enhanced Index Series)
December 31, 2008	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008[1]	Expenses Paid During Period[2]
Series H (Enhanced Index Series)
Actual	$1,000.00	$716.63	$3.41
Hypothetical	1,000.00	1,021.17	4.01

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2008 to December 31, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2008 to December 31, 2008 was (28.34%).

[2]

Expenses are equal to the Series annualized expense ratio of 0.79%, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Schedule of Investments	Series H
December 31, 2008	(Enhanced Index Series)

	Shares	Value
COMMON STOCKS—97.0%
Advertising—0.3%
Interpublic Group of Companies, Inc.*	13,800	$54,648
Omnicom Group, Inc.	2,500	67,300

		121,948

Aerospace & Defense—3.3%
Boeing Company	971	41,433
General Dynamics Corporation	4,900	282,190
Honeywell International, Inc.	5,000	164,150
L-3 Communications Holdings, Inc.	2,000	147,560
Lockheed Martin Corporation	2,347	197,336
Northrop Grumman Corporation	5,322	239,703
Raytheon Company	1,900	96,976
United Technologies Corporation	4,665	250,044

		1,419,392

Agricultural Products—0.4%
Archer-Daniels-Midland Company	5,400	155,682

Air Freight & Logistics—0.7%
CH Robinson Worldwide, Inc.	2,600	143,078
Expeditors International of Washington, Inc.	300	9,981
United Parcel Service, Inc. (Cl.B)	2,893	159,578

		312,637

Airlines—0.2%
Southwest Airlines Company	11,100	95,682

Apparel Retail—0.6%
Gap, Inc.	9,700	129,883
Ltd. Brands, Inc.	8,000	80,320
TJX Companies, Inc.	2,400	49,368

		259,571

Apparel, Accessories & Luxury Goods—0.6%
Coach, Inc.*	4,700	97,619
Jones Apparel Group, Inc.	2,000	11,720
Polo Ralph Lauren Corporation	2,300	104,443
V.F. Corporation	500	27,385

		241,167

Application Software—0.4%
Adobe Systems, Inc.*	5,600	119,224
Autodesk, Inc.*	2,000	39,300

		158,524

Asset Management & Custody Banks—0.8%
American Capital, Ltd.	4,500	14,580
Ameriprise Financial, Inc.	8,300	193,888
Bank of New York Mellon Corporation	2,055	58,218
State Street Corporation	2,400	94,392

		361,078

Automotive Retail—0.0%
Autozone, Inc.*	100	13,947

Biotechnology—1.9%
Amgen, Inc.*	8,142	470,201
Biogen Idec, Inc.*	2,800	133,364
Celgene Corporation*	1,000	55,280
Gilead Sciences, Inc.*	3,700	189,218

		848,063

Brewers—0.0%
Molson Coors Brewing Company	200	9,784

Cable & Satellite—0.9%
Comcast Corporation	24,336	410,792

Coal & Consumable Fuels—0.0%
Peabody Energy Corporation	500	11,375

Commercial Printing—0.0%
RR Donnelley & Sons Company	500	6,790

Communications Equipment—1.9%
Cisco Systems, Inc.*	31,483	513,173
Corning, Inc.	2,400	22,872
Harris Corporation	1,100	41,855
JDS Uniphase Corporation*	7,400	27,010
Motorola, Inc.	4,000	17,720
Qualcomm, Inc.	5,824	208,674

		831,304

Computer & Electronics Retail—0.4%
Best Buy Company, Inc.	500	14,055
GameStop Corporation*	1,900	41,154
RadioShack Corporation	11,300	134,922

		190,131

Computer Hardware—4.0%
Apple, Inc.*	3,746	319,721
Dell, Inc.*	14,976	153,354
Hewlett-Packard Company	16,536	600,091
International Business Machines Corporation	7,716	649,378
TeraData Corporation*	1,900	28,177

		1,750,721

Computer Storage & Peripherals—0.6%
EMC Corporation*	5,600	58,632
Lexmark International, Inc.*	5,200	139,880
QLogic Corporation*	6,000	80,640

		279,152

Construction & Engineering—0.3%
Fluor Corporation	2,500	112,175

Construction & Farm Machinery & Heavy Trucks—0.1%
Caterpillar, Inc.	200	8,934
Cummins, Inc.	900	24,057

		32,991

Consumer Electronics—0.1%
Harman International Industries, Inc.	1,400	23,422

Consumer Finance—0.7%
American Express Company	7,562	140,275
Capital One Financial Corporation	4,800	153,072
SLM Corporation*	800	7,120

		300,467

Data Processing & Outsourced Services—1.4%
Affiliated Computer Services, Inc.*	2,100	96,495
Computer Sciences Corporation*	4,500	158,130

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series H
December 31, 2008	(Enhanced Index Series)

	Shares	Value
COMMON STOCKS—97.0% (continued)
Data Processing & Outsourced Services—1.4% (continued)
Fidelity National Information Services, Inc.	5,400	$87,858
Fiserv, Inc.*	4,100	149,117
Mastercard, Inc.	100	14,293
Western Union Company	6,600	94,644

		600,537

Department Stores—0.1%
Macy’s, Inc.	5,200	53,820

Distillers & Vintners—0.2%
Brown-Forman Corporation	225	11,585
Constellation Brands, Inc.*	3,700	58,349

		69,934

Diversified Banks—1.8%
Comerica, Inc.	4,300	85,355
U.S. Bancorp	4,425	110,669
Wachovia Corporation	2,228	12,343
Wells Fargo & Company	20,138	593,669

		802,036

Diversified Chemicals—0.9%
Dow Chemical Company	6,689	100,937
E.I. Du Pont de Nemours & Company	5,600	141,680
PPG Industries, Inc.	3,900	165,477

		408,094

Diversified Metals & Mining—0.1%
Freeport-McMoRan Copper & Gold, Inc. (Cl.B)	1,600	39,104

Diversified REIT’s—0.1%
Vornado Realty Trust	800	48,280

Drug Retail—0.5%
CVS Caremark Corporation	8,200	235,668

Education Services—0.2%
Apollo Group, Inc.*	1,200	91,944

Electric Utilities—2.1%
Duke Energy Corporation	9,200	138,092
Edison International	6,478	208,073
Entergy Corporation	2,800	232,764
Exelon Corporation	900	50,049
FPL Group, Inc.	100	5,033
Pepco Holdings, Inc.	9,500	168,720
Pinnacle West Capital Corporation	3,600	115,668

		918,399

Electrical Components & Equipment—0.4%
Cooper Industries, Ltd.	4,900	143,227
Emerson Electric Company	300	10,983
Rockwell Automation, Inc.	1,200	38,688

		192,898

Electronic Equipment & Instruments—0.2%
Agilent Technologies, Inc.*	5,700	89,091

Environmental & Facilities Services—0.1%
Republic Services, Inc.	855	21,195
Waste Management, Inc.	1,100	36,454

		57,649

Fertilizers & Agricultural Chemicals—0.7%
CF Industries Holdings, Inc.	900	44,244
Monsanto Company	3,600	253,260

		297,504

Food Distributors—0.5%
SYSCO Corporation	9,900	227,106

Food Retail—0.4%
Safeway, Inc.	8,200	194,914

Footwear—0.1%
Nike, Inc. (Cl.B)	700	35,700

General Merchandise Stores—0.2%
Big Lots, Inc.*	5,200	75,348

Health Care Distributors—0.6%
AmerisourceBergen Corporation	784	27,957
Cardinal Health, Inc.	2,000	68,940
McKesson Corporation	4,000	154,920

		251,817

Health Care Equipment—1.9%
Baxter International, Inc.	3,600	192,924
Boston Scientific Corporation*	6,900	53,406
Covidien, Ltd.	3,900	141,336
CR Bard, Inc.	500	42,130
Medtronic, Inc.	9,625	302,418
St. Jude Medical, Inc.*	1,800	59,328
Varian Medical Systems, Inc.*	500	17,520
Zimmer Holdings, Inc.*	700	28,294

		837,356

Health Care Services—0.3%
Express Scripts, Inc.*	2,000	109,960
Quest Diagnostics, Inc.	400	20,764

		130,724

Home Improvement Retail—1.0%
Home Depot, Inc.	12,076	277,990
Lowe’s Companies, Inc.	3,300	71,016
Sherwin-Williams Company	1,600	95,600

		444,606

Homebuilding—0.2%
Centex Corporation	4,100	43,624
Pulte Homes, Inc.	4,700	51,371

		94,995

Hotels, Resorts & Cruise Lines—0.1%
Carnival Corporation	2,000	48,640

Household Appliances—0.1%
Black & Decker Corporation	1,000	41,810

Household Products—3.0%
Colgate-Palmolive Company	800	54,832
Kimberly-Clark Corporation	1,900	100,206

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series H
December 31, 2008	(Enhanced Index Series)

	Shares	Value
COMMON STOCKS—97.0% (continued)
Household Products—3.0% (continued)
Procter & Gamble Company	18,329	$1,133,099

		1,288,137

Hypermarkets & Super Centers—1.9%
Wal-Mart Stores, Inc.	14,413	807,993

Industrial Conglomerates—2.7%
3M Company	4,076	234,533
General Electric Company	53,569	867,818
Tyco International, Ltd.	3,700	79,920

		1,182,271

Industrial Gases—0.1%
Air Products & Chemicals, Inc.	500	25,135
Praxair, Inc.	400	23,744

		48,879

Industrial Machinery—2.0%
Danaher Corporation	3,500	198,135
Dover Corporation	6,000	197,520
Flowserve Corporation	1,400	72,100
Illinois Tool Works, Inc.	3,100	108,655
ITT Corporation	3,300	151,767
Parker Hannifin Corporation	3,100	131,874

		860,051

Insurance Brokers—0.4%
AON Corporation	3,400	155,312

Integrated Oil & Gas—10.4%
Chevron Corporation	12,268	907,464
ConocoPhillips	11,317	586,221
Exxon Mobil Corporation[1]	29,641	2,366,240
Marathon Oil Corporation	3,100	84,816
Murphy Oil Corporation	2,700	119,745
Occidental Petroleum Corporation	7,400	443,926

		4,508,412

Integrated Telecommunication Services—3.4%
AT&T, Inc.	26,382	751,887
CenturyTel, Inc.	6,300	172,179
Embarq Corporation	800	28,768
Frontier Communications Corporation	4,900	42,826
Verizon Communications, Inc.	11,842	401,444
Windstream Corporation	6,900	63,480

		1,460,584

Internet Retail—0.2%
Amazon.com, Inc.*	1,400	71,792
Expedia, Inc.*	2,300	18,952

		90,744

Internet Software & Services—1.3%
eBay, Inc.*	9,200	128,432
Google, Inc.*	1,075	330,724
Yahoo!, Inc.*	8,274	100,943

		560,099

Investment Banking & Brokerage—0.9%
Charles Schwab Corporation	1,700	27,489
Goldman Sachs Group, Inc.	3,536	298,403
Merrill Lynch & Company, Inc.	4,553	52,997

		378,889

Leisure Products—0.1%
Hasbro, Inc.	1,200	35,004

Life & Health Insurance—1.2%
Lincoln National Corporation	3,400	64,056
MetLife, Inc.	5,552	193,543
Principal Financial Group, Inc.	3,000	67,710
Prudential Financial, Inc.	5,228	158,199
Unum Group	1,000	18,600

		502,108

Life Sciences Tools & Services—0.4%
Life Technologies Corporation*	796	18,555
Thermo Fisher Scientific, Inc.*	4,700	160,129

		178,684

Managed Health Care—1.0%
Aetna, Inc.	4,900	139,650
UnitedHealth Group, Inc.	5,720	152,152
WellPoint, Inc.*	3,684	155,207

		447,009

Movies & Entertainment—1.5%
News Corporation	12,594	114,479
Time Warner, Inc.	32,158	323,510
Viacom, Inc. (Cl.B)*	400	7,624
Walt Disney Company	7,722	175,212

		620,825

Multi-Line Insurance—0.2%
Assurant, Inc.	1,700	51,000
Hartford Financial Services Group, Inc.	1,000	16,420

		67,420

Multi-Sector Holdings—0.0%
Leucadia National Corporation	500	9,900

Multi-Utilities—1.8%
Centerpoint Energy, Inc.	12,600	159,012
DTE Energy Company	4,700	167,649
PG&E Corporation	4,200	162,582
Public Service Enterprise Group, Inc.	4,200	122,514
Sempra Energy	4,200	179,046

		790,803

Office Electronics—0.1%
Xerox Corporation	7,600	60,572

Office REIT’s—0.3%
Boston Properties, Inc.	2,400	132,000

Oil & Gas Drilling—0.9%
ENSCO International, Inc.	4,500	127,755
Noble Corporation	6,000	132,360
Transocean, Ltd.*	2,779	131,308

		391,423

Oil & Gas Equipment & Services—0.9%
Baker Hughes, Inc.	1,100	35,277

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series H
December 31, 2008	(Enhanced Index Series)

	Shares	Value
COMMON STOCKS—97.0% (continued)
Oil & Gas Equipment & Services—0.9% (continued)
BJ Services Company	2,400	$28,008
Cameron International Corporation*	1,900	38,950
National Oilwell Varco, Inc.*	4,962	121,271
Schlumberger, Ltd.	4,247	179,776

		403,282

Oil & Gas Exploration & Production—1.0%
Anadarko Petroleum Corporation	4,200	161,910
Apache Corporation	900	67,077
Devon Energy Corporation	3,100	203,701
Southwestern Energy Company*	300	8,691

		441,379

Oil & Gas Refining & Marketing—0.3%
Sunoco, Inc.	1,300	56,498
Valero Energy Corporation	3,284	71,066

		127,564

Other Diversified Financial Services—3.1%
Bank of America Corporation	29,529	415,768
Citigroup, Inc.	26,480	177,681
JPMorgan Chase & Company	19,410	611,998
Morgan Stanley	9,793	157,080

		1,362,527

Packaged Foods & Meats—1.6%
Campbell Soup Company	4,600	138,046
General Mills, Inc.	1,400	85,050
HJ Heinz Company	3,500	131,600
JM Smucker Company	1,400	60,704
Kellogg Company	1,700	74,545
Kraft Foods, Inc.	8,449	226,856

		716,801

Paper Packaging—0.1%
Bemis Company, Inc.	2,300	54,464

Paper Products—0.1%
International Paper Company	1,900	22,420

Personal Products—0.0%
Avon Products, Inc.	900	21,627

Pharmaceuticals—8.0%
Abbott Laboratories	6,347	338,739
Bristol-Myers Squibb Company	10,975	255,169
Eli Lilly & Company	7,171	288,776
Forest Laboratories, Inc.*	2,400	61,128
Johnson & Johnson	17,383	1,040,025
Merck & Company, Inc.	10,876	330,630
Pfizer, Inc.	45,038	797,623
Schering-Plough Corporation	5,800	98,774
Watson Pharmaceuticals, Inc.*	300	7,971
Wyeth	6,855	257,131

		3,475,966

Property & Casualty Insurance—1.4%
Allstate Corporation	5,800	190,008
Chubb Corporation	2,600	132,600
Progressive Corporation	1,000	14,810
Travelers Companies, Inc.	5,781	261,301

		598,719

Publishing—0.3%
McGraw-Hill Companies, Inc.	5,700	132,183

Railroads—0.7%
Burlington Northern Santa Fe Corporation	1,000	75,710
CSX Corporation	1,900	61,693
Norfolk Southern Corporation	2,200	103,510
Union Pacific Corporation	1,700	81,260

		322,173

Regional Banks—1.0%
BB&T Corporation	1,300	35,698
Fifth Third Bancorp	1,500	12,390
Huntington Bancshares, Inc.	12,800	98,048
Marshall & Ilsley Corporation	5,200	70,928
PNC Financial Services Group, Inc.	2,100	102,900
Regions Financial Corporation	2,400	19,104
SunTrust Banks, Inc.	3,600	106,344

		445,412

Residential REIT’s—0.3%
Apartment Investment & Management Company	2,668	30,815
Equity Residential	3,400	101,388

		132,203

Restaurants—1.1%
Darden Restaurants, Inc.	300	8,454
McDonald’s Corporation	7,675	477,308

		485,762

Semiconductors—1.6%
Analog Devices, Inc.	800	15,216
Broadcom Corporation*	3,700	62,789
Intel Corporation	21,101	309,341
LSI Corporation*	11,300	37,177
National Semiconductor Corporation	3,200	32,224
Texas Instruments, Inc.	14,594	226,499
Xilinx, Inc.	800	14,256

		697,502

Soft Drinks—1.8%
Coca-Cola Company	9,834	445,185
Dr Pepper Snapple Group, Inc.*	400	6,500
PepsiCo, Inc.	6,147	336,671

		788,356

Specialized Finance—0.4%
CME Group, Inc.	600	124,866
NASDAQ OMX Group, Inc.*	2,800	69,188

		194,054

Specialized REIT’s—0.4%
HCP, Inc.	5,500	152,735
Host Hotels & Resorts, Inc.	3,900	29,523

		182,258

Specialty Chemicals—0.3%
International Flavors & Fragrances, Inc.	1,200	35,664

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series H
December 31, 2008	(Enhanced Index Series)

	Shares	Value
COMMON STOCKS—97.0% (continued)
Specialty Chemicals—0.3% (continued)
Sigma-Aldrich Corporation	2,000	$84,480

		120,144

Specialty Stores—0.0%
Tiffany & Company	400	9,452

Steel—0.5%
Nucor Corporation	3,811	176,068
United States Steel Corporation	900	33,480

		209,548

Systems Software—3.5%
Microsoft Corporation	46,050	895,212
Oracle Corporation*	22,729	402,985
Symantec Corporation*	16,500	223,080

		1,521,277

Thrifts & Mortgage Finance—0.0%
Hudson City Bancorp, Inc.	400	6,384

Tobacco—2.3%
Altria Group, Inc.	14,400	216,864
Lorillard, Inc.	2,400	135,240
Philip Morris International, Inc.	14,500	630,895

		982,999

Wireless Telecommunication Services—0.1%
Sprint Nextel Corporation	26,000	47,580

TOTAL COMMON STOCKS (cost $54,957,820)		$42,313,924

	Principal Amount	Value
U.S. GOVERNMENT SECURITIES—0.5%
U.S. Treasury Bill
0.10%, 5/14/2009	$215,000	$214,945

TOTAL U.S. GOVERNMENT SECURITIES (cost $214,865)		$214,945

Total Investments—97.5% (cost $55,172,685)		$42,528,869
Cash & Other Assets, Less Liabilities—2.5%		1,108,542

Total Net Assets—100.0%		$43,637,411

For federal income tax purposes the identified cost of investments owned at December 31, 2008 was $56,797,563.

*	Non-income producing security
[1]	Security is segregated as collateral for open futures contracts.

Series H
(Enhanced Index Series)

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments, at value*	$42,528,869
Cash	1,086,511
Receivables:
Fund shares sold	42,084
Dividends	103,154
Variation margin on futures	16,660
Prepaid expenses	1,055

Total assets	43,778,333

Liabilities:

Payable for:
Fund shares redeemed	95,352
Management fees	17,850
Administration fees	4,892
Transfer agent/maintenance fees	2,083
Custodian fees	2,159
Directors’ fees	850
Professional fees	14,236
Other fees	3,500

Total liabilities	140,922

Net assets	$43,637,411

Net assets consist of:
Paid in capital	$69,246,593
Undistributed net investment income	994,450
Accumulated net realized loss on sale of investments	(13,978,013)
Net unrealized depreciation in value of investments	(12,625,619)

Net assets	$43,637,411

Capital shares authorized	unlimited
Capital shares outstanding	6,254,414
Net asset value per share (net assets divided by shares outstanding)	$6.98

* Investments, at cost	$55,172,685

Statement of Operations

For Year Ended December 31, 2008

Investment Income:
Dividends	$1,438,296
Interest	15,545

Total investment income	1,453,841

Expenses:
Management fees	467,057
Administration fees	64,417
Transfer agent/maintenance fees	25,176
Custodian fees	16,119
Directors’ fees	4,191
Professional fees	25,137
Reports to shareholders	8,605
Other	4,410

Total expenses	615,112
Less:
Expenses waived	(155,686)
Earnings credits applied	(35)

Net expenses	459,391

Net investment income	994,450

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(12,384,892)
Futures	(493,112)

Net realized loss	(12,878,004)

Net unrealized appreciation (depreciation) during the year on:
Investments	(15,979,285)
Futures	32,622

Net unrealized depreciation	(15,946,663)

Net realized and unrealized loss	(28,824,667)

Net decrease in net assets resulting from operations	$(27,830,217)

The accompanying notes are an integral part of the financial statements

Series H
Statement of Changes in Net Assets	(Enhanced Index Series)

	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (decrease) in net assets from operations:
Net investment income	$994,450	$1,269,184
Net realized gain (loss) during the year on investments	(12,878,004)	7,041,449
Net unrealized depreciation during the year on investments	(15,946,663)	(6,763,996)

Net increase (decrease) in net assets resulting from operations	(27,830,217)	1,546,637

Capital share transactions:
Proceeds from sale of shares	15,012,095	32,238,699
Cost of shares redeemed	(27,073,231)	(60,286,322)

Net decrease from capital share transactions	(12,061,136)	(28,047,623)

Net decrease in net assets	(39,891,353)	(26,500,986)

Net assets:
Beginning of year	83,528,764	110,029,750

End of year	$43,637,411	$83,528,764

Undistributed net investment income at end of year	$994,450	$1,269,184

Capital share activity:
Shares sold	1,623,139	2,808,020
Shares redeemed	(2,843,320)	(5,271,412)

Total capital share activity	(1,220,181)	(2,463,392)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series H
Selected data for each share of capital stock outstanding throughout each year	(Enhanced Index Series)

	2008	2007	2006[a]	2005	Year Ended December 31, 2004
Per Share Data
Net asset value, beginning of period	$11.18	$11.07	$9.58	$9.12	$8.31

Income (loss) from investment operations:
Net investment income[b]	0.15	0.14	0.03	0.11	0.11
Net gain (loss) on securities (realized and unrealized)	(4.35)	(0.03)	1.46	0.35	0.71

Total from investment operations	(4.20)	0.11	1.49	0.46	0.82

Less distributions:
Dividends from net investment income	—	—	—	—	(0.01)

Total distributions	—	—	—	—	(0.01)

Net asset value, end of period	$6.98	$11.18	$11.07	$9.58	$9.12

Total Return[c]	(37.57%)	0.99%	15.55%	5.04%	9.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,637	$83,529	$110,030	$40,101	$38,822

Ratios to average net assets:
Net investment income	1.60%	1.25%	1.23%	1.15%	1.32%
Total expenses[d]	0.99%	0.94%	0.98%	1.04%	0.99%
Net expenses[e]	0.74%	0.69%	0.73%	0.79%	0.74%
Net expenses prior to custodian earnings credits and net of expense waivers	0.74%	0.69%	0.73%	0.79%	0.74%

Portfolio turnover rate	106%	89%	119%	106%	98%

[a]

The financial highlights for Series H exclude the historical financial highlights for Series W. The assets of Series W were acquired by Series H on June 16, 2006. A total of $53,926,052 was excluded from purchases in the portfolio turnover calculation, which represents the cost of the securities Series H received as a result of the merger.

[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[d]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and earnings credits, as applicable.
[e]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

Manager’s Commentary	Series J
February 16, 2009	(Mid Cap Growth Series)

          Joe O’Connor

Senior Portfolio Manager

To Our Shareholders:

Series J of the SBL Fund - Mid Cap Growth Series posted a return of –39.96% for the year. The result exceeded the benchmark, the Russell MidCap Growth Index, which lost –44.32%, and the median peer return of –44.40%.

Our approach to the Series is to seek securities of companies that are able to grow and/or reinvest in increasingly profitable ventures and hold them over three to five years to capture the best part of the improvements in profits. We focus on investing in securities of companies that appear likely to generate above average profitability at prices that, as of yet, do not reflect that potential.

We use a bottom-up approach to choose portfolio securities that we believe are attractively valued with the greatest potential for appreciation. We attempt to identify companies that are in the early to middle stages of growth and are valued at a reasonable price.

Health Care and Consumer Discretionary Top Performers

Even though every sector produced negative returns during the calendar year, superior stock selection relative to the benchmark allowed the health care and consumer discretionary sectors to keep portfolio performance ahead of the Index.

Health care, an overweight position, held losses to half of the benchmark, –16% to –33%, respectively. One of the portfolio’s largest holdings, Gilead Sciences, Inc., actually produced a positive return of 11%. Two other material positions in the sector performed significantly better than the benchmark. Teva Pharmaceutical Industries, Ltd. declined –8% while Genzyme Corporation was down –11%.

Consumer discretionary, also an overweight position, kept its loss to –32% against a –42% drop for the benchmark. Two top positions in the sector had positive returns for the portfolio. TJX Companies gained 29% while Darden Restaurants, Inc. returned 4%. Unfortunately, the portfolio’s other major positions, Activision Blizzard, Inc. and Phillips-Van Heusen Corporation, lost –42% and –58%, respectively.

Information Technology and Energy Disappoint

Poor stock selection in the information technology and energy sectors hurt relative performance of the Mid Cap Growth Series for the year. Both sectors were underweight, but selected holdings performed worse than the benchmark. The information technology sector dropped –58% compared to a –46% decline in the Index, while energy lost –66% against –56% for the benchmark.

Many material holdings in information technology were hard hit. MEMC Electronic Materials, Inc. was down –85%, ON Semiconductor Corporation declined –62%, while Cognizant Technology Solutions Corporation and Fairchild Semiconductor International, Inc. lost –47% and –66%, respectively.

A similar situation affected the portfolio’s top energy holdings. Weatherford International, Ltd. was down –68% and National Oilwell Varco, Inc. lost –67%. Adding to the carnage were positions in Williams Companies, Inc. and Peabody Energy Corporation that dropped –59% and –54%, respectively.

Market Outlook

We continue to pursue opportunities with a focus on bottom-up research rather than a macro forecast.

Factors behind the year’s market volatility were the freezing and uncertainty within the credit markets, massive losses related to sub-prime mortgages, and the dramatic slowdown in earnings. We believe the current market environment is part of a longer cycle phenomenon, which will continue in 2009 with a possible gradual recovery taking hold in the second half of the year.

While the U.S. and developed markets should continue to slow in the first half of 2009, we expect that major economies and markets should find some stability in the

Manager’s Commentary	Series J
February 16, 2009	(Mid Cap Growth Series)

second half of the year. We continue to be underweight in the health care sector due to heightened headline risk with a new administration.

Security Global Investors (SGI) acquired a proven investment team specializing in domestic growth equities. The new SGI growth team began managing assets of the Mid Cap Growth portfolio on February 1, 2008.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. As always, we will continue to do our best to seek the potential available in mid capitalization growth companies. On behalf of SGI, I would like to thank you for placing your trust in us.

Sincerely,

Joe O’Connor, Portfolio Manager

Series J
Performance Summary	(Mid Cap Growth Series)
December 31, 2008	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series J (Mid Cap Growth Series) on December 31, 1998 and reflects the fees and expenses of Series J. The Russell 2500 Growth Index is an unmanaged index that measures the performance of securities of small-to-mid U.S. companies with greater-than-average growth orientation. The Russell MidCap Growth Index is an unmanaged capitalization-weighted Index that is designed to measure the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap Growth Index replaced the Russell 2500 Growth Index as the Series’ primary benchmark effective February 1, 2008, to provide a more meaningful comparison of the Series’ performance in light of the investment strategies that it employs.

Average Annual Returns

Periods Ended 12-31-08[1]	1 Year	5 Years	10 Years
Series J	(39.96)%	(7.70)%	1.74%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Consumer Discretionary	19.74%
Consumer Staples	5.00
Energy	7.90
Financials	9.72
Health Care	16.42
Industrials	8.80
Information Technology	16.29
Materials	8.56
Warrants	0.02
Repurchase Agreement	7.92
Liabilities, Less Cash & Other Assets	(0.37)
Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Series J
Performance Summary	(Mid Cap Growth Series)
December 31, 2008	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008[1]	Expenses Paid During Period[2]
Series J (Mid Cap Growth Series)
Actual	$1,000.00	$608.84	$3.68
Hypothetical	1,000.00	1,020.56	4.62

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2008 to December 31, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2008 to December 31, 2008 was (39.12%).

[2]

Expenses are equal to the Series annualized expense ratio of 0.91%, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Schedule of Investments	Series J
December 31, 2008	(Mid Cap Growth Series)

	Shares	Value
COMMON STOCKS—92.5%
Aerospace & Defense—3.5%
Goodrich Corporation	117,835	$4,362,251

Application Software—1.3%
Amdocs, Ltd.*	85,660	1,566,721

Asset Management & Custody Banks—1.7%
T. Rowe Price Group, Inc.	57,925	2,052,862

Biotechnology—8.8%
Genzyme Corporation*	74,190	4,923,990
Gilead Sciences, Inc.*	112,535	5,755,041

		10,679,031

Casinos & Gaming—6.8%
Penn National Gaming, Inc.*	190,110	4,064,552
WMS Industries, Inc.*	157,285	4,230,966

		8,295,518

Coal & Consumable Fuels—1.4%
Peabody Energy Corporation	77,210	1,756,528

Construction & Engineering—3.2%
Aecom Technology Corporation*	33,790	1,038,367
Foster Wheeler, Ltd.*	120,025	2,806,184

		3,844,551

Data Processing & Outsourced Services—2.1%
Alliance Data Systems Corporation*	53,970	2,511,224

Department Stores—3.1%
Kohl’s Corporation*	102,880	3,724,256

Fertilizers & Agricultural Chemicals—1.9%
Mosaic Company	67,760	2,344,496

Food Retail—2.2%
Kroger Company	103,130	2,723,663

Home Entertainment Software—2.8%
Activision Blizzard, Inc.*	392,890	3,394,570

Hotels, Resorts & Cruise Lines—1.7%
Marriott International, Inc.	107,965	2,099,919

Industrial Gases—4.6%
AirGas, Inc.	76,325	2,975,911
Praxair, Inc.	44,130	2,619,557

		5,595,468

Industrial Machinery—0.3%
Thermoenergy Corporation[1],*	792,519	356,634

IT Consulting & Other Services —3.3%
Cognizant Technology Solutions Corporation*	229,090	4,137,365

Leisure Facilities—1.3%
Life Time Fitness, Inc.*	118,940	1,540,273

Life Sciences Tools & Services—3.1%
Thermo Fisher Scientific, Inc.*	112,530	3,833,897

Metal & Glass Containers—2.1%
Ball Corporation	60,286	2,507,295

Multi-Line Insurance—4.9%
Assurant, Inc.	98,855	2,965,650
HCC Insurance Holdings, Inc.	113,405	3,033,584

		5,999,234

Oil & Gas Equipment & Services—3.7%
National Oilwell Varco, Inc.*	80,550	1,968,642
Weatherford International, Ltd.*	236,290	2,556,657

		4,525,299

Oil & Gas Exploration & Production—1.1%
Comstock Resources, Inc.*	28,150	1,330,088

Oil & Gas Storage & Transportation—1.7%
Williams Companies, Inc.	139,720	2,023,145

Packaged Foods & Meats—2.8%
Kellogg Company	77,010	3,376,889

Pharmaceuticals—4.5%
Teva Pharmaceutical Industries, Ltd. ADR	129,725	5,522,393

Railroads—1.8%
Union Pacific Corporation	45,440	2,172,032

Regional Banks—3.1%
BB&T Corporation	138,800	3,811,448

Restaurants—6.9%
Burger King Holdings, Inc.	174,750	4,173,030
Darden Restaurants, Inc.	151,200	4,260,817

		8,433,847

Semiconductors—2.4%
Fairchild Semiconductor International, Inc.*	211,660	1,035,018
Microsemi Corporation*	78,260	989,206
ON Semiconductor Corporation*	283,455	963,747

		2,987,971

Systems Software—2.5%
Symantec Corporation*	223,040	3,015,501

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series J
December 31, 2008	(Mid Cap Growth Series)

	Shares	Value
COMMON STOCKS—92.5% (continued)
Technology Distributors—1.9%
Avnet, Inc. *	124,500	$2,267,145

TOTAL COMMON STOCKS (cost $148,508,696)		$112,791,514

	Shares	Value
WARRANTS—0.0%
Lime Energy Company
$1.00, 3/19/2009	6,150	3,542
Nova Biosource Fuels, Inc.
$2.40, 7/5/2011	358,100	23,165

TOTAL WARRANTS (cost $974,541)		$26,707

	Principal Amount	Value
REPURCHASE AGREEMENT—7.9%
UMB Financial Corp, 0.05%, dated 12/31/08, matures 1/02/09; repurchase amount $9,669,027 (Collateralized by FHLMC, 5.40%, 2/03/12 with a value of $9,863,211)	$9,669,000	$9,669,000

TOTAL REPURCHASE AGREEMENT (cost $9,669,000)		$9,669,000

Total Investments—100.4% (cost $159,152,237)		$122,487,221
Liabilities, Less Cash & Other Assets—(0.4)%		(457,435)

Total Net Assets—100.0%		$122,029,786

For federal income tax purposes the identified cost of investments owned at December 31, 2008 was $161,293,579.

ADR	American Depositary Receipt

*	Non-income producing security
[1]	Security is deemed illiquid. The total market value of illiquid securities is $356,634 (cost $896,877), or 0.3% of total net assets.

The accompanying notes are an integral part of the financial statements

Series J
(Mid Cap Growth Series)

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments, at value*	$122,487,221
Cash	768
Receivables:
Fund shares sold	12,026
Dividends	72,040
Prepaid expenses	3,149

Total assets	122,575,204

Liabilities:

Payable for:
Fund shares redeemed	107,758
Securities purchased	305,784
Management fees	73,781
Administration fees	9,721
Transfer agent/maintenance fees	2,083
Custodian fees	3,432
Directors’ fees	2,750
Professional fees	25,109
Other fees	15,000

Total liabilities	545,418

Net assets	$122,029,786

Net assets consist of:
Paid in capital	$229,411,846
Accumulated net realized loss on sale of investments	(70,717,044)
Net unrealized depreciation in value of investments	(36,665,016)

Net assets	$122,029,786

Capital shares authorized	unlimited
Capital shares outstanding	7,259,914
Net asset value per share (net assets divided by shares outstanding)	$16.81

* Investments, at cost	$159,152,237

Statement of Operations

For Year Ended December 31, 2008

Investment Income:
Dividends	$1,280,149
Interest	362,778

Total investment income	1,642,927

Expenses:
Management fees	1,436,241
Administration fees	182,985
Transfer agent/maintenance fees	25,246
Custodian fees	14,986
Directors’ fees	12,754
Professional fees	51,204
Reports to shareholders	12,319
Other	12,488

Total expenses	1,748,223
Less:
Earnings credits applied	(120)

Net expenses	1,748,103

Net investment loss	(105,176)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(46,515,676)

Net realized loss	(46,515,676)

Net unrealized appreciation (depreciation) during the year on:
Investments	(40,063,644)

Net unrealized depreciation	(40,063,644)

Net realized and unrealized loss	(86,579,320)

Net decrease in net assets resulting from operations	$(86,684,496)

The accompanying notes are an integral part of the financial statements

Series J
Statement of Changes in Net Assets	(Mid Cap Growth Series)

	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (decrease) in net assets from operations:
Net investment loss	$(105,176)	$(460,802)
Net realized gain (loss) during the year on investments	(46,515,676)	40,397,128
Net unrealized depreciation during the year on investments	(40,063,644)	(70,613,156)

Net decrease in net assets resulting from operations	(86,684,496)	(30,676,830)

Capital share transactions:
Proceeds from sale of shares	37,579,885	46,162,993
Cost of shares redeemed	(80,932,084)	(144,083,682)

Net decrease from capital share transactions	(43,352,199)	(97,920,689)

Net decrease in net assets	(130,036,695)	(128,597,519)

Net assets:
Beginning of year	252,066,481	380,664,000

End of year	$122,029,786	$252,066,481

Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	1,587,753	1,509,177
Shares redeemed	(3,329,065)	(4,683,979)

Total capital share activity	(1,741,312)	(3,174,802)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series J
Selected data for each share of capital stock outstanding throughout each year	(Mid Cap Growth Series)

					Year Ended December 31, 2004
	2008	2007	2006	2005
Per Share Data
Net asset value, beginning of period	$28.00	$31.26	$29.79	$27.63	$25.09

Income (loss) from investment operations:
Net investment loss[a]	(0.01)	(0.04)	(0.16)	(0.13)	(0.14)
Net gain (loss) on securities (realized and unrealized)	(11.18)	(3.22)	1.63	2.29	2.68

Total from investment operations	(11.19)	(3.26)	1.47	2.16	2.54

Net asset value, end of period	$16.81	$28.00	$31.26	$29.79	$27.63

Total Return[b]	(39.96)%	(10.43)%	4.93%	7.82%	10.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$122,030	$252,066	$380,664	$420,798	$437,789

Ratios to average net assets:
Net investment loss	(0.06)%	(0.14)%	(0.48)%	(0.47)%	(0.53)%
Total expenses[c]	0.91%	0.90%	0.90%	0.90%	0.88%
Net expenses[d]	0.91%	0.90%	0.90%	0.90%	0.88%
Net expenses prior to custodian earnings credits and net of expense waivers	0.91%	0.90%	0.90%	0.90%	0.88%

Portfolio turnover rate	203%[e]	34%	29%	29%	37%

[a]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[c]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and earnings credits, as applicable.
[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.
[e]	Significant variation in the portfolio turnover rate is due to Investment Manager’s appointment of new portfolio managers for the Series.

The accompanying notes are an integral part of the financial statements

Manager’s Commentary	Series N
February 16, 2009	(Managed Asset Allocation Series)

Subadviser, T. Rowe Price Associates, Inc.

Edmund M. Notzon

Portfolio Manager

To Our Shareholders:

Series N of the SBL Fund - Managed Asset Allocation Series, returned –27.25% for the year ended December 31, 2008, underperforming its 60% S&P 500/40% Barclays Capital U.S. Aggregate Index (formerly the Lehman Brothers U.S. Aggregate Index) benchmark, which returned –22.06%. The S&P 500 Index returned –37.00% over the period, and the Barclays Capital U.S. Aggregate Index returned 5.24%.

Market Environment:

U.S. stocks plunged deep into bear market territory as the economy went into its first recession since 2001. The year was marked by extreme volatility, heightened risk aversion, and intense pressures on financial companies stemming from severe mortgage losses and a credit crunch. The Federal Reserve and Treasury Department attempted to lessen the damage to the economy and the financial markets by taking extraordinary actions. These included slashing short-term interest rates to all-time lows, creating a broad range of credit facilities to encourage lending, and committing hundreds of billions of dollars to several major financial institutions to prevent them from collapsing.

In fixed income, U.S. bond returns were mixed. U.S. Treasuries soared as the weak economy and investors’ fears of losses triggered a massive flight to safety. As a result, the Federal Reserve reduced the fed funds target rate to a range of 0.00% to 0.25%. Other high-quality securities, such as agency debt and mortgage-backed securities produced moderate gains. In contrast, other fixed-income sectors declined. Municipal and investment-grade corporate bonds produced moderate losses. Asset-backed securities fell sharply, and high-yield bonds plunged.

In U.S. equity markets, small cap shares held up slightly better than larger cap issues. Growth stocks performed worse than value stocks across all market capitalizations. In the large cap universe, as measured by the S&P 500 Index, all major sectors fell sharply, but financials fared worst. Shares of materials, industrials and business services, and information technology companies, many of which depend on a healthy economy, registered deep losses. Consumer staples and health care stocks held up best. These sectors often outperform in economic downturns because the need for food, medicine, and other essentials is not cyclical.

Non-U.S. stocks fell more than U.S. shares in 2008, in part because falling foreign currencies in the second half of the year deepened overseas losses in U.S. dollar terms.

Stocks in emerging markets did the worst, led by shares in emerging Europe. Among developed markets, European equities fell sharply, but Japanese stocks held up somewhat better in U.S. dollar terms as the yen strengthened versus the dollar.

Portfolio Review:

While the portfolio maintains a broadly diversified approach with holdings across a broad range of market sectors, this strategy was not rewarded over the period. A narrow segment of high-quality bonds, primarily government issues, had solid returns while most other sectors experienced losses. The portfolio’s overweight allocation to stocks versus bonds was a negative contributor to performance. The inclusion of non-U.S. equities, for which there is no representation in the benchmark, weighed on returns as the MSCI EAFE Index underperformed the portfolio’s equity benchmark, the S&P 500 Index. It was a similar situation for the inclusion of high-yield bonds relative to the Barclays Capital U.S. Aggregate Index. Weak security selection hurt relative returns, led by underperformance in non-U.S. equities and high-grade bonds. Relative outperformance in U.S. large cap stocks and high yield bonds contributed positively to returns.

Outlook:

We continue to overweight stocks relative to bonds. We recognize that tighter credit availability and a slowing economy are weighing on corporate profitability. However, recent market movements have priced in significant weakness. We are overweight equities based on attractive valuations and the potential economic impact from lower interest rates and supportive market and economic policies. We continue to underweight small cap stocks as their valuations remain rich compared with their historical relationship with large cap stocks. Large cap stocks should benefit from more diversified sources of earnings across business lines and geography.

In this period of increased uncertainty and volatility among global equity markets, we believe that our time-tested investment process as well as the portfolio’s broad diversification will serve our shareholders well over the long term.

Sincerely,

Edmond M. Notzon, Portfolio Manager, T. Rowe Price

Series N
Performance Summary	(Managed Asset Allocation Series)
December 31, 2008	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series N (Managed Asset Allocation Series) on December 31, 1998 and reflects the fees and expenses of Series N. The blended index is 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Index). The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that tracks investment grade bonds including U.S. Treasury and agency issues, corporate bond issues, asset-backed, commercial mortgage-backed and mortgage-backed securities and Yankee issues.

Average Annual Returns

Periods Ended 12-31-08[1]	1 Year	5 Years	10 Years
Series N	(27.25)%	(0.01)%	1.46%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector for Equity Holdings & Quality Ratings

(Based on Standard and Poor’s Ratings) for Fixed Income Holdings

Consumer Discretionary	5.99%
Consumer Staples	8.07
Energy	8.27
Financials	9.45
Health Care	9.23
Industrials	7.21
Information Technology	8.66
Materials	2.30
Telecommunication Services	2.95
Utilities	2.84
AAA	21.66
AA	1.27
A	4.38
BBB	4.91
BB	1.26
B	0.90
CCC	0.20
C	0.01
Not Rated	0.10
Short Term Investments	0.11
Cash & Other Assets, Less Liabilities	0.23
Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Series N
Performance Summary	(Managed Asset Allocation Series)
December 31, 2008	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008[1]	Expenses Paid During Period[2]
Series N (Managed Asset Allocation Series)
Actual	$1,000.00	$780.81	$7.12
Hypothetical	1,000.00	1,017.14	8.06

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2008 to December 31, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2008 to December 31, 2008 was (21.92%).

[2]

Expenses are equal to the Series annualized expense ratio of 1.59%, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Schedule of Investments	Series N
December 31, 2008	(Managed Asset Allocation Series)

	Shares	Value
COMMON STOCKS—52.8%
Advertising—0.2%
Lamar Advertising Company*	1,450	$18,212
Omnicom Group, Inc.	4,200	113,064

		131,276

Aerospace & Defense—1.4%
American Science & Engineering, Inc.	200	14,792
Boeing Company	2,890	123,316
General Dynamics Corporation	1,800	103,662
Goodrich Corporation	1,000	37,020
Honeywell International, Inc.	3,700	121,471
Lockheed Martin Corporation	2,100	176,568
Northrop Grumman Corporation	2,000	90,080
Precision Castparts Corporation	400	23,792
Raytheon Company	1,300	66,352
Rockwell Collins, Inc.	1,900	74,271
Teledyne Technologies, Inc.*	300	13,365
Triumph Group, Inc.	300	12,738
United Technologies Corporation	5,410	289,977

		1,147,404

Agricultural Products—0.1%
Archer-Daniels-Midland Company	1,700	49,011
Bunge, Ltd.	300	15,531

		64,542

Air Freight & Logistics—0.6%
CH Robinson Worldwide, Inc.	700	38,521
Expeditors International of Washington, Inc.	2,300	76,521
United Parcel Service, Inc. (Cl.B)	5,400	297,864
UTi Worldwide, Inc.	900	12,906

		425,812

Airlines—0.1%
Airtran Holdings, Inc.*	900	3,996
AMR Corporation*	700	7,469
Gol Linhas Aereas Inteligentes S.A. ADR	1,300	5,499
Skywest, Inc.	400	7,440
Southwest Airlines Company	3,100	26,722

		51,126

Apparel Retail—0.1%
American Eagle Outfitters, Inc.	4,400	41,184
J Crew Group, Inc.*	300	3,660
Ross Stores, Inc.	500	14,865
Tween Brands, Inc.*	400	1,728

		61,437

Apparel, Accessories & Luxury Goods—0.1%
Anvil Holdings, Inc.[1],*	30	78
Coach, Inc.*	2,400	49,848
Fossil, Inc.*	200	3,340

		53,266

Application Software—0.5%
Adobe Systems, Inc.*	3,800	80,902
Autodesk, Inc.*	10,500	206,325
Cadence Design Systems, Inc.*	1,000	3,660
Factset Research Systems, Inc.	220	9,733
Jack Henry & Associates, Inc.	500	9,705
Salary.com, Inc.*	1,000	2,170
Salesforce.com, Inc.*	1,800	57,618
Symyx Technologies*	1,300	7,722
Taleo Corporation*	500	3,915

		381,750

Asset Management & Custody Banks—0.6%
Ameriprise Financial, Inc.	3,740	87,366
Bank of New York Mellon Corporation	3,700	104,821
BlackRock, Inc.	50	6,708
Eaton Vance Corporation	500	10,505
Franklin Resources, Inc.	500	31,890
Invesco, Ltd.	7,500	108,300
Northern Trust Corporation	1,500	78,210
State Street Corporation	1,300	51,129
Waddell & Reed Financial, Inc.	100	1,546

		480,475

Auto Parts & Equipment—0.0%
Gentex Corporation	500	4,415
Johnson Controls, Inc.	1,700	30,872

		35,287

Automobile Manufacturers—0.0%
General Motors Corporation	6,000	19,200
Thor Industries, Inc.	200	2,636
Winnebago Industries	500	3,015

		24,851

Automotive Retail—0.0%
Carmax, Inc.*	600	4,728

Biotechnology—1.6%
Alkermes, Inc.*	800	8,520
Amgen, Inc.*	5,410	312,428
Biogen Idec, Inc.*	1,400	66,682
BioMarin Pharmaceutical, Inc.*	400	7,120
Celgene Corporation*	3,200	176,896
Cephalon, Inc.*	500	38,520
Genentech, Inc.*	1,220	101,150
Genzyme Corporation*	500	33,185
Gilead Sciences, Inc.*	7,600	388,664
Human Genome Sciences, Inc.*	3,400	7,208
Incyte Corporation, Ltd.*	800	3,032
Martek Biosciences Corporation	300	9,093
Maxygen, Inc.*	800	7,136
Senomyx, Inc.*	1,100	3,069

		1,162,703

Brewers—0.1%
Boston Beer Company, Inc.*	400	11,360
Compania Cervecerias Unidas S.A. ADR	1,300	33,995

		45,355

Broadcasting—0.1%
Discovery Communications, Inc.*	4,266	58,649

		58,649

Building Products—0.1%
Masco Corporation	5,000	55,650
Universal Forest Products, Inc.	400	10,764
USG Corporation*	400	3,216

		69,630

Cable & Satellite—0.3%
Cablevision Systems Corporation	3,000	50,520
DISH Network Corporation*	600	6,654

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2008	(Managed Asset Allocation Series)

	Shares	Value
COMMON STOCKS—52.8% (continued)
Cable & Satellite—0.3% (continued)
Liberty Global, Inc.*	375	$5,970
Liberty Media Corporation - Entertainment*	500	8,740
Scripps Networks Interactive, Inc.	400	8,800
Sirius XM Radio, Inc.*	25,060	3,007
Time Warner Cable, Inc.*	7,100	152,153

		235,844

Casinos & Gaming—0.2%
International Game Technology	3,500	41,615
MGM Mirage*	2,201	30,286
Wynn Resorts, Ltd.*	1,100	46,486

		118,387

Coal & Consumable Fuels—0.2%
Arch Coal, Inc.	400	6,516
Consol Energy, Inc.	2,700	77,166
Foundation Coal Holdings, Inc.	200	2,804
Peabody Energy Corporation	900	20,475
Westmoreland Coal Company*	700	7,770

		114,731

Commodity Chemicals—0.0%
Koppers Holdings, Inc.	600	12,972

Communications Equipment—1.3%
Alcatel-Lucent ADR*	19,872	42,725
Blue Coat Systems, Inc.*	400	3,360
Cisco Systems, Inc.*	18,700	304,810
F5 Networks, Inc.*	700	16,002
Finisar Corporation*	4,100	1,558
Ixia*	1,500	8,670
JDS Uniphase Corporation*	13,100	47,815
Juniper Networks, Inc.*	9,200	161,092
Motorola, Inc.	15,400	68,222
Qualcomm, Inc.	9,600	343,968

		998,222

Computer Hardware—2.1%
Apple, Inc.*	4,900	418,215
Avid Technology, Inc.*	600	6,546
Dell, Inc.*	13,000	133,120
Hewlett-Packard Company	11,000	399,190
International Business Machines Corporation	6,320	531,891
Palm, Inc.*	3,300	10,131

		1,499,093

Computer Storage & Peripherals—0.1%
EMC Corporation*	9,500	99,465
Isilon Systems, Inc.[1],*	200	—
SanDisk Corporation*	1,300	12,480

		111,945

Construction & Engineering—0.1%
Fluor Corporation	1,000	44,870
Foster Wheeler, Ltd.*	400	9,352
Insituform Technologies, Inc.*	900	17,721
Quanta Services, Inc.*	500	9,900

		81,843

Construction & Farm Machinery & Heavy Trucks—0.3%
Deere & Company	3,900	149,448
Joy Global, Inc.	400	9,156
Oshkosh Truck Corporation	640	5,690
Terex Corporation*	2,300	39,836

		204,130

Consumer Electronics—0.0%
Harman International Industries, Inc.	400	6,692

Consumer Finance—0.2%
American Express Company	5,300	98,315
Capital One Financial Corporation	1,700	54,213

		152,528

Data Processing & Outsourced Services—0.5%
Automatic Data Processing, Inc.	3,400	133,756
Computer Sciences Corporation*	700	24,598
Fiserv, Inc.*	1,000	36,370
Global Payments, Inc.	400	13,116
Heartland Payment Systems, Inc.	300	5,250
Mastercard, Inc.	200	28,586
Paychex, Inc.	1,400	36,792
Visa, Inc.	500	26,225
Western Union Company	3,900	55,926

		360,619

Department Stores—0.2%
Kohl’s Corporation*	5,170	187,154

Diversified Banks—1.3%
Barclays plc ADR	5,400	52,920
U.S. Bancorp	8,100	202,581
Wachovia Corporation	9,300	51,522
Wells Fargo & Company	21,240	626,155

		933,178

Diversified Chemicals—0.3%
Cabot Corporation	430	6,579
Dow Chemical Company	1,900	28,671
E.I. Du Pont de Nemours & Company	7,051	178,390

		213,640

Diversified Metals & Mining—0.1%
Freeport-McMoRan Copper & Gold, Inc. (Cl.B)	2,969	72,562

Diversified Real Estate Activities—0.0%
St. Joe Company*	500	12,160

Diversified Support Services—0.0%
Iron Mountain, Inc.*	925	22,875

Drug Retail—0.4%
CVS Caremark Corporation	8,268	237,622
Walgreen Company	2,600	64,142

		301,764

Education Services—0.1%
Apollo Group, Inc.*	900	68,958
Corinthian Colleges, Inc.*	900	14,733

		83,691

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2008	(Managed Asset Allocation Series)

	Shares	Value
COMMON STOCKS—52.8% (continued)
Electric Utilities—1.2%
Allegheny Energy, Inc.	1,100	$37,246
American Electric Power Company, Inc.	3,300	109,824
Entergy Corporation	1,900	157,947
Exelon Corporation	3,200	177,952
FirstEnergy Corporation	2,700	131,166
FPL Group, Inc.	2,800	140,924
Great Plains Energy, Inc.	800	15,464
Pinnacle West Capital Corporation	200	6,426
PPL Corporation	4,300	131,967
Progress Energy, Inc.	700	27,895

		936,811

Electrical Components & Equipment—0.0%
AO Smith Corporation	400	11,808
Baldor Electric Company	400	7,140
Belden, Inc.	180	3,758
BTU International, Inc.*	900	3,600
General Cable Corporation*	300	5,307

		31,613

Electronic Components—0.0%
AVX Corporation	1,400	11,116

Electronic Equipment & Instruments—0.0%
Agilent Technologies, Inc.*	1,900	29,697
Flir Systems, Inc.*	100	3,068

		32,765

Electronic Manufacturing Services—0.2%
Cyberoptics Corporation*	1,400	7,280
Plexus Corporation*	500	8,475
Tyco Electronics, Ltd.	10,175	164,937

		180,692

Environmental & Facilities Services—0.3%
Covanta Holding Corporation[1],*	100	—
Republic Services, Inc.	7,300	180,967
Stericycle, Inc.*	400	20,832
Waste Connections, Inc.*	300	9,471

		211,270

Fertilizers & Agricultural Chemicals—0.4%
American Vanguard Corporation	1,100	12,870
Monsanto Company	3,000	211,050
Mosaic Company	750	25,950
Potash Corporation of Saskatchewan, Inc.	400	29,288

		279,158

Food Distributors—0.1%
SYSCO Corporation	3,200	73,408

Food Retail—0.1%
Casey’s General Stores, Inc.	500	11,385
Kroger Company	2,100	55,461
Pantry, Inc.*	300	6,435
Supervalu, Inc.	1,900	27,740
Whole Foods Market, Inc.	600	5,664

		106,685

Footwear—0.1%
Nike, Inc. (Cl.B)	1,180	60,180

Forest Products—0.0%
Weyerhaeuser Company	1,000	30,610

Gas Utilities—0.0%
National Fuel Gas Company	400	12,532
Southwest Gas Corporation	700	17,654

		30,186

General Merchandise Stores—0.0%
Dollar Tree, Inc.*	300	12,540

Gold—0.1%
Agnico-Eagle Mines, Ltd.	1,100	56,463
Allied Nevada Gold Corporation[1],*	200	—
Newmont Mining Corporation	1,400	56,980

		113,443

Health Care Distributors—0.2%
AmerisourceBergen Corporation	1,800	64,188
Cardinal Health, Inc.	700	24,129
Henry Schein, Inc.*	200	7,338
McKesson Corporation	2,400	92,952

		188,607

Health Care Equipment—1.3%
Aspect Medical Systems, Inc.*	600	2,022
Baxter International, Inc.	3,700	198,283
Becton Dickinson & Company	1,100	75,229
Boston Scientific Corporation*	6,800	52,632
Covidien, Ltd.	3,375	122,310
CR Bard, Inc.	400	33,704
Edwards Lifesciences Corporation*	260	14,287
Gen-Probe, Inc.*	150	6,426
Hologic, Inc.*	728	9,515
Hospira, Inc.*	600	16,092
Intuitive Surgical, Inc.*	300	38,097
Medtronic, Inc.	6,300	197,946
Micrus Endovascular Corporation*	400	4,644
Resmed, Inc.*	400	14,992
St. Jude Medical, Inc.*	2,800	92,288
STERIS Corporation	700	16,723
Stryker Corporation	1,400	55,930
Thoratec Corporation*	500	16,245

		967,365

Health Care Facilities—0.0%
Community Health Systems, Inc.*	100	1,458
LifePoint Hospitals, Inc.*	300	6,852

		8,310

Health Care Services—0.3%
DaVita, Inc.*	300	14,871
Express Scripts, Inc.*	900	49,482
Healthways, Inc.*	200	2,296
Medco Health Solutions, Inc.*	4,100	171,831
Omnicare, Inc.	510	14,158

		252,638

Health Care Supplies—0.0%
Dentsply International, Inc.	400	11,296

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2008	(Managed Asset Allocation Series)

	Shares	Value
COMMON STOCKS—52.8% (continued)
Health Care Technology—0.0%
Computer Programs & Systems, Inc.	600	$16,080

Home Entertainment Software—0.1%
Activision Blizzard, Inc.*	1,866	16,122
Electronic Arts, Inc.*	1,900	30,476

		46,598

Home Furnishings—0.0%
Mohawk Industries, Inc.*	160	6,875

Home Improvement Retail—0.6%
Home Depot, Inc.	9,750	224,445
Lowe’s Companies, Inc.	11,100	238,872
Sherwin-Williams Company	400	23,900

		487,217

Homebuilding—0.1%
Lennar Corporation	4,600	39,882
Toll Brothers, Inc.*	800	17,144

		57,026

Homefurnishing Retail—0.3%
Bed Bath & Beyond, Inc.*	7,000	177,940
Rent-A-Center, Inc.*	800	14,120
Williams-Sonoma, Inc.	400	3,144

		195,204

Hotels, Resorts & Cruise Lines—0.2%
Choice Hotels International, Inc.	400	12,024
Gaylord Entertainment Company*	300	3,252
Marriott International, Inc.	5,600	108,920

		124,196

Household Appliances—0.0%
Stanley Works	600	20,460

Household Products—1.5%
Clorox Company	600	33,336
Colgate-Palmolive Company	900	61,686
Energizer Holdings, Inc.*	200	10,828
Kimberly-Clark Corporation	3,000	158,220
Procter & Gamble Company	13,673	845,265

		1,109,335

Housewares & Specialties—0.1%
Fortune Brands, Inc.	2,000	82,560

Human Resource & Employment Services—0.1%
Manpower, Inc.	300	10,197
Monster Worldwide, Inc.*	600	7,254
Robert Half International, Inc.	1,500	31,230

		48,681

Hypermarkets & Super Centers—1.0%
BJ’s Wholesale Club, Inc.*	400	13,704
Costco Wholesale Corporation	2,200	115,500
Wal-Mart Stores, Inc.	10,900	611,054

		740,258

Independent Power Producers & Energy Traders—0.3%
AES Corporation*	3,200	26,368
Dynegy, Inc.*	11,114	22,228
Mirant Corporation*	620	11,699
NRG Energy, Inc.*	5,400	125,982
Reliant Energy, Inc.*	1,200	6,936

		193,213

Industrial Conglomerates—1.3%
3M Company	4,300	247,422
General Electric Company	40,700	659,340
McDermott International, Inc.*	1,800	17,784
Tyco International, Ltd.	5,475	118,260

		1,042,806

Industrial Gases—0.2%
Praxair, Inc.	2,600	154,336

Industrial Machinery—0.6%
3D Systems Corporation*	800	6,352
Actuant Corporation	580	11,032
Danaher Corporation	4,700	266,067
Harsco Corporation	460	12,733
Illinois Tool Works, Inc.	2,600	91,130
ITT Corporation	900	41,391
John Bean Technologies Corporation	108	882
Nordson Corporation	300	9,687

		439,274

Industrial REIT’s—0.1%
AMB Property Corporation	500	11,710
EastGroup Properties, Inc.	300	10,674
Prologis	1,200	16,668

		39,052

Insurance Brokers—0.2%
AON Corporation	3,100	141,608
Marsh & McLennan Companies, Inc.	1,500	36,405

		178,013

Integrated Oil & Gas—5.0%
BP plc ADR	3,500	163,590
Chevron Corporation	11,250	832,163
ConocoPhillips	4,300	222,740
Exxon Mobil Corporation	25,880	2,066,001
Murphy Oil Corporation	3,600	159,660
Occidental Petroleum Corporation	3,000	179,970
Royal Dutch Shell plc (Cl.B) ADR	4,317	222,023

		3,846,147

Integrated Telecommunication Services—1.4%
AT&T, Inc.	34,792	991,572
Verizon Communications, Inc.	2,800	94,920

		1,086,492

Internet Retail—0.3%
Amazon.com, Inc.*	4,100	210,248
Drugstore.com*	4,000	4,960
Expedia, Inc.*	4,300	35,432

		250,640

Internet Software & Services—0.6%
Ariba, Inc.*	800	5,768
Art Technology Group, Inc.*	2,600	5,018
Digital River, Inc.*	200	4,960
Google, Inc.*	1,210	372,257

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2008	(Managed Asset Allocation Series)

	Shares	Value
COMMON STOCKS—52.8% (continued)
Internet Software & Services—0.6% (continued)
VeriSign, Inc.*	3,700	$70,596
Websense, Inc.*	700	10,479

		469,078

Investment Banking & Brokerage—0.7%
Charles Schwab Corporation	3,700	59,829
Goldman Sachs Group, Inc.	2,400	202,536
Merrill Lynch & Company, Inc.	7,100	82,644
Morgan Stanley	8,100	129,924
Raymond James Financial, Inc.	700	11,991
Stifel Financial Corporation*	335	15,360

		502,284

IT Consulting & Other Services—0.2%
Accenture, Ltd.	4,400	144,276
RightNow Technologies, Inc.*	500	3,865

		148,141

Leisure Products—0.1%
Mattel, Inc.	2,500	40,000
Pool Corporation	712	12,795

		52,795

Life & Health Insurance—0.3%
Aflac, Inc.	1,300	59,592
Lincoln National Corporation	800	15,072
MetLife, Inc.	3,200	111,552
Prudential Financial, Inc.	1,200	36,312
StanCorp Financial Group, Inc.	400	16,708

		239,236

Life Sciences Tools & Services—0.1%
Charles River Laboratories International, Inc.*	160	4,192
Covance, Inc.*	100	4,603
Illumina, Inc.*	500	13,025
Techne Corporation	170	10,968
Waters Corporation*	1,000	36,650

		69,438

Managed Health Care—0.5%
Aetna, Inc.	1,600	45,600
AMERIGROUP Corporation*	300	8,856
Cigna Corporation	1,200	20,220
Humana, Inc.*	1,400	52,192
UnitedHealth Group, Inc.	4,300	114,380
WellPoint, Inc.*	4,100	172,733

		413,981

Metal & Glass Containers—0.0%
Myers Industries, Inc.	700	5,600
Owens-Illinois, Inc.*	100	2,733

		8,333

Motorcycle Manufacturers—0.1%
Harley-Davidson, Inc.	3,700	62,789

Movies & Entertainment—0.6%
Ascent Media Corporation*	198	4,324
News Corporation	4,700	42,723
Time Warner, Inc.	24,800	249,488
Viacom, Inc. (Cl.B)*	1,400	26,684
Walt Disney Company	6,200	140,678

		463,897

Multi-Line Insurance—0.1%
Assurant, Inc.	500	15,000
Hartford Financial Services Group, Inc.	1,100	18,062
Loews Corporation	1,900	53,675

		86,737

Multi-Utilities—0.6%
Alliant Energy Corporation	500	14,590
Centerpoint Energy, Inc.	1,500	18,930
NiSource, Inc.	1,200	13,164
OGE Energy Corporation	600	15,468
PG&E Corporation	1,700	65,807
Public Service Enterprise Group, Inc.	4,200	122,514
Sempra Energy	3,100	132,153
TECO Energy, Inc.	4,100	50,635
Xcel Energy, Inc.	1,600	29,680

		462,941

Office REIT’s—0.1%
Boston Properties, Inc.	1,300	71,500
Duke Realty Corporation	1,000	10,960
SL Green Realty Corporation	351	9,091

		91,551

Office Services & Supplies—0.0%
American Reprographics Company*	500	3,450
Herman Miller, Inc.	400	5,212

		8,662

Oil & Gas Drilling—0.1%
Diamond Offshore Drilling, Inc.	200	11,788
Helmerich & Payne, Inc.	600	13,650
Nabors Industries, Ltd.*	1,300	15,561
Transocean, Ltd.*	1,525	72,056

		113,055

Oil & Gas Equipment & Services—0.8%
Baker Hughes, Inc.	2,900	93,003
BJ Services Company	3,800	44,346
Complete Production Services, Inc.*	500	4,075
FMC Technologies, Inc.*	2,642	62,959
National Oilwell Varco, Inc.*	990	24,196
Schlumberger, Ltd.	8,600	364,037
Smith International, Inc.	1,000	22,890

		615,506

Oil & Gas Exploration & Production—0.9%
Cabot Oil & Gas Corporation	900	23,400
Concho Resources, Inc.*	500	11,410
Devon Energy Corporation	1,800	118,278
EOG Resources, Inc.	2,600	173,108
Forest Oil Corporation*	400	6,596
GeoMet, Inc.*	2,600	4,472
Mariner Energy, Inc.*	400	4,080
Newfield Exploration Company*	1,820	35,945
Range Resources Corporation	800	27,512
Ultra Petroleum Corporation*	500	17,255

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2008	(Managed Asset Allocation Series)

	Shares	Value
COMMON STOCKS—52.8% (continued)
Oil & Gas Exploration & Production—0.9% (continued)
Whiting Petroleum Corporation*	300	$10,038
XTO Energy, Inc.	6,275	221,319

		653,413

Oil & Gas Refining & Marketing—0.2%
Holly Corporation	500	9,115
Sunoco, Inc.	2,100	91,266
Valero Energy Corporation	2,900	62,756

		163,137

Oil & Gas Storage & Transportation—0.1%
Spectra Energy Corporation	4,700	73,978
Williams Companies, Inc.	1,400	20,272

		94,250

Other Diversified Financial Services—1.4%
Bank of America Corporation	19,276	271,406
Citigroup, Inc.	17,600	118,096
JPMorgan Chase & Company	20,136	634,887

		1,024,389

Packaged Foods & Meats—0.5%
JM Smucker Company	1,449	62,829
Kraft Foods, Inc.	8,325	223,525
Sara Lee Corporation	8,100	79,299
Tootsie Roll Industries, Inc.	591	15,136

		380,789

Paper Packaging—0.0%
Smurfit-Stone Container Corporation*	1,600	408

Paper Products—0.1%
Clearwater Paper Corporation*	930	7,803
Domtar Corporation*	2,000	3,340
International Paper Company	3,600	42,480
MeadWestvaco Corporation	1,500	16,785

		70,408

Personal Products—0.1%
Avon Products, Inc.	4,400	105,732

Pharmaceuticals—4.0%
Abbott Laboratories	6,800	362,916
Allergan, Inc.	2,200	88,704
Bristol-Myers Squibb Company	10,900	253,425
Elan Corporation plc ADR*	2,500	15,000
Eli Lilly & Company	4,440	178,799
GlaxoSmithKline plc ADR	4,464	166,373
Johnson & Johnson	13,358	799,209
Medicines Company*	500	7,365
Medicis Pharmaceutical Corporation	400	5,560
Merck & Company, Inc.	12,800	389,120
Pfizer, Inc.	11,273	199,645
Schering-Plough Corporation	10,000	170,300
Sepracor, Inc.*	330	3,623
Valeant Pharmaceuticals International*	700	16,030
Warner Chilcott, Ltd.*	1,600	23,200
Wyeth	8,600	322,586

		3,001,855

Property & Casualty Insurance—0.6%
ACE, Ltd.	1,000	52,920
Axis Capital Holdings, Ltd.	1,300	37,856
Chubb Corporation	2,300	117,300
Employers Holdings, Inc.	500	8,250
Infinity Property & Casualty Corporation	310	14,486
Markel Corporation*	60	17,940
ProAssurance Corporation*	300	15,834
SeaBright Insurance Holdings, Inc.*	800	9,392
Selective Insurance Group	500	11,465
Travelers Companies, Inc.	3,714	167,873
White Mountains Insurance Group, Ltd.	10	2,671

		455,987

Publishing—0.0%
McGraw-Hill Companies, Inc.	800	18,552
Scholastic Corporation	400	5,432

		23,984

Railroads—0.5%
Burlington Northern Santa Fe Corporation	800	60,568
Canadian National Railway Company	1,000	36,760
CSX Corporation	1,700	55,199
Norfolk Southern Corporation	300	14,115
Union Pacific Corporation	4,000	191,200

		357,842

Regional Banks—0.8%
BB&T Corporation	1,800	49,428
Citizens Republic Bancorp, Inc.	1,300	3,874
City National Corporation	300	14,610
Commerce Bancshares, Inc.	385	16,921
East West Bancorp, Inc.	400	6,388
Fifth Third Bancorp	9,400	77,644
First Horizon National Corporation	1,496.14	15,814
Glacier Bancorp, Inc.	800	15,216
Home Bancshares, Inc.	556	14,984
Keycorp	10,000	85,200
Marshall & Ilsley Corporation	4,299	58,638
National City Corporation	11,100	20,091
Pinnacle Financial Partners, Inc.*	400	11,924
PNC Financial Services Group, Inc.	3,000	147,001
Popular, Inc.	1,500	7,740
Provident Bankshares Corporation	800	7,728
Sandy Spring Bancorp, Inc.	600	13,098
Signature Bank NY*	300	8,607
UCBH Holdings, Inc.	1,100	7,568
Westamerica Bancorporation	300	15,345
Western Alliance Bancorp*	600	6,054
Wilmington Trust Corporation	500	11,120
Zions Bancorporation	800	19,608

		634,601

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2008	(Managed Asset Allocation Series)

	Shares	Value
COMMON STOCKS—52.8% (continued)
Reinsurance—0.0%
Everest Re Group, Ltd.	200	$15,228

Research & Consulting Services—0.1%
Advisory Board Company*	200	4,460
Corporate Executive Board Company	170	3,750
FTI Consulting, Inc.*	300	13,404
Huron Consulting Group, Inc.*	200	11,454
Navigant Consulting, Inc.*	700	11,109

		44,177

Residential REIT’s—0.2%
Camden Property Trust	500	15,670
Equity Residential	3,700	110,334

		126,004

Restaurants—0.7%
McDonald’s Corporation	4,800	298,511
Sonic Corporation*	500	6,085
Starbucks Corporation*	7,400	70,004
Yum! Brands, Inc.	4,100	129,150

		503,750

Retail REIT’s—0.2%
Regency Centers Corporation	400	18,680
Simon Property Group, Inc.	2,200	116,886
Weingarten Realty Investors	600	12,414

		147,980

Semiconductor Equipment—0.1%
ASML Holding N.V.	2	36
Kla-Tencor Corporation	1,100	23,969
MEMC Electronic Materials, Inc.*	1,100	15,708

		39,713

Semiconductor Equipment—0.1%
Advanced Energy Industries, Inc.*	900	8,955
Applied Materials, Inc.	6,700	67,871
Cymer, Inc.*	500	10,955
Varian Semiconductor Equipment Associates, Inc.*	450	8,154

		95,935

Semiconductors—0.9%
Analog Devices, Inc.	2,700	51,354
Broadcom Corporation*	2,400	40,728
Intel Corporation	13,300	194,978
Intersil Corporation	700	6,433
Marvell Technology Group, Ltd.*	12,700	84,709
Maxim Integrated Products, Inc.	1,200	13,632
Micron Technology, Inc.*	11,000	29,040
National Semiconductor Corporation	5,900	59,413
Nvidia Corporation*	6,400	51,648
Semtech Corporation*	1,000	11,270
Texas Instruments, Inc.	9,700	150,544
Xilinx, Inc.	1,300	23,166
Zoran Corporation*	889	6,072

		722,987

Soft Drinks—1.5%
Coca-Cola Company	11,100	502,498
Coca-Cola Enterprises, Inc.	7,900	95,037
Dr Pepper Snapple Group, Inc.*	3,400	55,250
Pepsi Bottling Group, Inc.	2,500	56,275
PepsiCo, Inc.	9,100	498,407
Reed’s, Inc.[1],*	200	—

		1,207,467

Specialized Consumer Services—0.2%
H&R Block, Inc.	5,600	127,232
Jackson Hewitt Tax Service, Inc.	400	6,276

		133,508

Specialized Finance—0.1%
CME Group, Inc.	350	72,839
Interactive Brokers Group, Inc.*	300	5,367
IntercontinentalExchange, Inc.*	300	24,732
Moody’s Corporation	400	8,036

		110,974

Specialized REIT’s—0.0%
LaSalle Hotel Properties	1,000	11,050
Potlatch Corporation	455	11,835

		22,885

Specialty Chemicals—0.2%
Albemarle Corporation	400	8,920
Arch Chemicals, Inc.	600	15,642
Ecolab, Inc.	1,400	49,210
International Flavors & Fragrances, Inc.	1,000	29,720
Sigma-Aldrich Corporation	600	25,344

		128,836

Specialty Stores—0.0%
AC Moore Arts & Crafts, Inc.*	700	980
Dick’s Sporting Goods, Inc.*	260	3,669
Hibbett Sports, Inc.*	700	10,997

		15,646

Steel—0.2%
Carpenter Technology Corporation	200	4,108
Cliffs Natural Resources, Inc.[1]	100	—
Haynes International, Inc.*	200	4,924
Nucor Corporation	1,700	78,540
Steel Dynamics, Inc.	1,000	11,180
United States Steel Corporation	800	29,760

		128,512

Systems Software—1.4%
Microsoft Corporation	44,000	855,360
Red Hat, Inc.*	11,700	154,674

		1,010,034

Technology Distributors—0.0%
SYNNEX Corporation*	600	6,798
Tech Data Corporation*	500	8,920

		15,718

Textiles—0.0%
Culp, Inc.*	900	1,782

Thrifts & Mortgage Finance—0.0%
BankAtlantic Bancorp, Inc.	400	2,320
Brooklyn Federal Bancorp, Inc.[1]	100	—
Cooperative Bankshares, Inc.[1]	1,300	—
ESSA Bancorp, Inc.[1]	100	—
First Defiance Financial Corporation[1]	200	—
Louisiana Bancorp, Inc.[1],*	100	—

		2,320

Tobacco—0.9%
Alliance One International, Inc.*	1,700	4,998

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2008	(Managed Asset Allocation Series)

	Shares	Value
COMMON STOCKS—52.8% (continued)
Tobacco—0.9% (continued)
Altria Group, Inc.	10,300	$155,118
Lorillard, Inc.	1,300	73,255
Philip Morris International, Inc.	11,030	479,915

		713,286

Trading Companies & Distributors—0.0%
Applied Industrial Technologies, Inc.	500	9,460
H&E Equipment Services, Inc.*	400	3,084

		12,544

Trucking—0.0%
Dollar Thrifty Automotive Group*	600	654
Knight Transportation, Inc.	1,000	16,120

		16,774

Wireless Telecommunication Services—0.9%
America Movil SAB de CV ADR	1,900	58,881
American Tower Corporation*	2,730	80,044
Crown Castle International Corporation*	4,100	72,078
Leap Wireless International, Inc.*	200	5,378
MetroPCS Communications, Inc.*	8,300	123,255
NII Holdings, Inc.*	1,300	23,634
NTELOS Holdings Corporation	700	17,262
Sprint Nextel Corporation	47,500	86,925
Vodafone Group plc ADR	10,200	208,488

		675,945

TOTAL COMMON STOCKS (cost $52,119,527)		$40,292,701

	Shares	Value
FOREIGN STOCKS—12.2%
Australia—0.5%
Australia & New Zealand Banking Group, Ltd.	6,131	$66,676
Beach Petroleum, Ltd.	37,800	25,810
BHP Billiton, Ltd.	4,570	98,945
Boral, Ltd.	7,150	23,495
CSL, Ltd.	3,752	89,934
Goodman Fielder, Ltd.	26,795	25,348
Harvey Norman Holdings, Ltd.	14,141	26,654
Lion Nathan, Ltd.	10,677	62,424
Macquarie Group, Ltd.[2]	1,639	33,586
Mirvac Group[2]	7,621	6,938
Pacific Brands, Ltd.	17,296	5,290
QBE Insurance Group, Ltd.	4,440	81,508
Rio Tinto, Ltd.	963	26,028
Suncorp-Metway, Ltd.	4,553	27,202
Telstra Corporation, Ltd.	14,687	40,009

		639,847

Belgium—0.0%
KBC Groep N.V.	604	18,098
Umicore	1,155	22,701

		40,799

Bermuda—0.2%
Esprit Holdings, Ltd.	8,500	48,146
Sun’s Group, Ltd.	218,000	74,538

		122,684

Cayman Islands—0.0%
Hutchison Telecommunications International, Ltd.	130,000	34,889
Subsea 7, Inc.*	4,600	26,798

		61,687

China—0.2%
China Oilfield Services, Ltd.	94,000	75,803
China Railway Construction Corporation*	58,500	87,104

		162,907

Finland—0.2%
Cargotec Corporation (Cl.B)	1,294	14,624
Nokia Oyj	4,218	65,405
Sanoma-WSOY Oyj	3,558	45,776

		125,805

France—1.8%
Alcatel-Lucent*	13,256	28,388
AXA S.A.	5,746	127,185
BNP Paribas	2,051	86,670
Bouygues	1,934	81,591
Bureau Veritas S.A.	1,078	43,280
CNP Assurances	1,163	84,254
EDF Energies Nouvelles S.A.	912	32,169
France Telecom S.A.	2,989	83,342
GDF Suez	2,391	117,989
L’Oreal S.A.	1,296	112,790
Pernod-Ricard S.A.	1,645	121,723
PPR	1,155	75,188
Sanofi-Aventis S.A.	2,039	129,316
Societe Generale	1,070	53,810
Total S.A.	3,006	163,391

		1,341,086

Germany—1.0%
Adidas AG	1,914	72,565
BASF AG	2,563	99,283
Bayerische Motoren Werke AG	2,528	76,315
Deutsche Euroshop AG2	1,743	59,167
E.ON AG	5,049	200,591
Fresenius SE	1,382	80,292
Merck KGAA	1,026	92,460
Muenchener Rueckversicherungs AG	727	112,729
Volkswagen AG	460	24,431
Wacker Chemie AG	475	49,574

		867,407

Hong Kong—0.3%
China Overseas Land & Investment, Ltd.	44,000	61,199
Hong Kong & China Gas Company, Ltd.	36,000	54,346
Hutchison Whampoa, Ltd.	8,700	43,610
Television Broadcasts, Ltd.	7,000	22,805

		181,960

Ireland—0.0%
Allied Irish Banks plc	11,211	27,109
DCC plc	4,609	67,282

		94,391

Italy—0.5%
Finmeccanica SpA	5,963	90,713
Intesa Sanpaolo SpA	25,140	89,115
Prysmian SpA	3,428	53,155
Saipem SpA	3,592	59,311

		292,294

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2008	(Managed Asset Allocation Series)

	Shares	Value
FOREIGN STOCKS—12.2% (continued)
Japan—3.1%
Aisin Seiki Company, Ltd.	1,300	$17,696
Aoyama Trading Company, Ltd.	1,100	17,229
Asahi Kasei Corporation	4,000	17,195
Astellas Pharma, Inc.	900	36,010
Bank of Yokohama, Ltd.	11,000	63,169
Benesse Corporation	1,400	60,645
Canon, Inc.	900	27,479
Central Japan Railway Company	7	59,950
Chugai Pharmaceutical Company, Ltd.	3,700	70,268
Coca-Cola West Holdings Company, Ltd.	2,100	45,021
Fanuc, Ltd.	400	27,732
Goldcrest Company, Ltd.	1,410	34,347
Hamamatsu Photonics KK	2,200	41,369
Hitachi Chemical Company, Ltd.	2,800	28,456
Honda Motor Company, Ltd.	1,200	25,210
Hosiden Corporation	4,100	63,268
House Foods Corporation	1,200	21,136
Jupiter Telecommunications Company, Ltd.	121	124,834
KDDI Corporation	16	111,986
Kirin Holdings Company, Ltd.	5,000	64,811
Kobayashi Pharmaceutical Company, Ltd.	1,100	46,558
Kobe Steel, Ltd.	25,000	44,640
Koito Manufacturing Company, Ltd.	3,000	18,154
Makita Corporation	800	17,345
Mitsubishi Corporation	7,500	102,342
Mitsubishi Electric Corporation	12,000	73,012
Mitsui & Company, Ltd.	5,000	49,656
Mitsui Fudosan Company, Ltd.	4,000	64,414
Modec, Inc.	1,500	28,272
Nikon Corporation	2,000	23,323
Nintendo Company, Ltd.	200	74,401
Nippon Electric Glass Company, Ltd.	7,000	35,723
Nippon Yusen KK	6,000	36,043
Nissha Printing Company, Ltd.	1,200	46,691
NS Solutions Corporation	2,000	25,704
Rohto Pharmaceutical Company, Ltd.	4,000	54,803
Sony Financial Holdings, Inc.	17	63,334
Sumco Corporation	3,300	40,374
Sumitomo Mitsui Financial Group, Inc.	7	29,011
Sumitomo Trust & Banking Company, Ltd.	14,000	79,625
Terumo Corporation	900	41,367
Toho Pharmaceutical Company, Ltd.	900	12,331
Tokio Marine Holdings, Inc.	1,700	48,344
Toshiba Machine Company, Ltd.	5,000	14,439
Tosoh Corporation	10,000	23,918
Toyota Motor Corporation	2,900	92,859
Wacom Company, Ltd.	16	13,668

		2,158,162

Jersey—0.1%
Charter International plc	3,523	17,041
WPP plc	6,777	39,529

		56,570

Mexico—0.0%
Cemex S.A. de CV	11,396	10,408

Netherlands—0.2%
ASML Holding N.V.	2,592	46,166
Fugro N.V.	917	26,241
ING Groep N.V.	5,613	57,475
Koninklijke Philips Electronics N.V.	2,419	46,734

		176,616

Norway—0.4%
Orkla ASA	5,800	37,918
StatoilHydro ASA	8,200	134,345
Tandberg ASA	3,600	39,044
Telenor ASA	7,600	50,615

		261,922

Republic of Korea—0.0%
LG Display Company, Ltd.	1,590	26,495
Samsung Electronics Company, Ltd.	103	36,861

		63,356

Singapore—0.2%
DBS Group Holdings, Ltd.	8,000	47,023
Jardine Cycle & Carriage, Ltd.	3,000	19,895
SembCorp Industries, Ltd.	25,900	41,946
StarHub, Ltd.	26,250	35,550
Venture Corporation, Ltd.	4,000	12,230

		156,644

Spain—0.7%
Acciona S.A.	483	60,050
Banco Santander S.A.	11,793	111,200
Iberdrola Renovables S.A.*	21,960	93,564
Industria de Diseno Textil S.A.	1,363	59,653
Telefonica S.A.	6,069	134,377

		458,844

Sweden—0.4%
Autoliv, Inc.	1,050	21,201
Elekta AB	5,827	57,526
Nordea Bank AB	7,794	54,484
SSAB Svenskt Stal AB	6,046	52,541
Swedbank AB	2,500	14,185

		199,937

Switzerland—1.2%
ABB, Ltd.	3,280	47,898
Julius Baer Holding AG	2,104	78,844
Nestle S.A.	9,247	360,555
Roche Holding AG	1,533	233,491
Syngenta AG	334	62,737

		783,525

Taiwan, Province of China—0.1%
Acer, Inc.	35,677	46,288

United Kingdom—1.1%
Aegis Group plc	15,508	16,971
Arriva plc	4,655	40,855
Aviva plc	11,857	67,646
BG Group plc	3,762	52,531
BHP Billiton plc	2,700	50,781

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2008	(Managed Asset Allocation Series)

	Shares	Value
FOREIGN STOCKS—12.2% (continued)
United Kingdom—1.1% (continued)
Brown Group plc	8,729	$26,205
Carillion plc	10,455	37,832
Close Brothers Group plc	2,632	20,277
Dairy Crest Group plc	11,032	34,125
GKN plc	12,923	18,149
Informa plc	4,655	16,641
Intermediate Capital Group plc[2]	2,732	25,472
Logica plc	13,657	13,650
Mitchells & Butlers plc	7,451	17,395
Prudential plc	7,329	44,540
QinetiQ plc	14,946	34,511
Rolls-Royce Group plc	6,037	29,399
Royal Bank of Scotland Group plc	34,894	25,101
Scottish & Southern Energy plc	6,416	113,463
Standard Chartered plc	6,920	88,349
Tesco plc	29,215	153,247
Unilever plc	5,309	122,393

		1,049,533

TOTAL FOREIGN STOCKS (cost $14,006,211)		$9,352,672

	Shares	Value
WARRANTS—0.0%
Anvil (Cl. A)
$1.00, 2/28/2012[1]	333	133
Anvil (Cl. B)
$1.00, 2/28/2012[1]	370	30

TOTAL WARRANTS (cost $3,850)		$163

	Principal Amount	Value
CORPORATE BOND—12.0%
Aerospace & Defense—0.3%
Bombardier, Inc.
6.75%, 2012[3,4]	$50,000	$44,375
L-3 Communications Corporation
7.63%, 2012	25,000	24,437
Lockheed Martin Corporation
4.12%, 2013	25,000	24,371
United Technologies Corporation
5.38%, 2017	20,000	20,218
5.40%, 2035	20,000	18,848

		132,249

Automotive—0.2%
DaimlerChrysler North America Holding Corporation
3.64%, 2009[5]	55,000	52,096
6.50%, 2013	30,000	23,400
Erac USA Finance Company
5.60%, 2015[1,3,4]	40,000	29,510
Ford Motor Company
7.45%, 2031	25,000	7,000
Ford Motor Credit Company LLC
9.20%, 2009[5]	25,000	24,125
General Motors Corporation
7.20%, 2011	25,000	5,250
8.38%, 2033	25,000	4,375
Hertz Corporation
10.50%, 2016	100,000	45,625

		191,381

Banking—1.1%
Bank of New York Mellon Corporation
4.50%, 2013	35,000	34,801
BB&T Capital Trust II
6.75%, 2036	20,000	15,972
Citigroup, Inc.
6.50%, 2013	95,000	95,863
Countrywide Home Loans, Inc.
4.13%, 2009	70,000	69,180
Credit Suisse Guernsey, Ltd.
5.86%, 2049[5]	40,000	18,669
Credit Suisse USA, Inc.
5.50%, 2011	30,000	29,825
Fifth Third Bancorp
6.25%, 2013	35,000	32,463
JP Morgan Chase Capital XXII
6.45%, 2037	35,000	28,682
JPMorgan Chase & Company
4.75%, 2013	55,000	54,272
6.00%, 2018	75,000	79,164
Mizuho Capital Investment 1, Ltd.
6.69%, 2049[1,3,4,5]	16,000	9,087
Northern Trust Company
4.60%, 2013	25,000	24,774
Northern Trust Corporation
5.30%, 2011	30,000	30,580
5.50%, 2013	10,000	10,268
PNC Funding Corporation
5.63%, 2017	35,000	33,994
Svensk Exportkredit AB
5.13%, 2017	70,000	76,704
U.S. Bancorp
4.50%, 2010	45,000	44,850
Wells Fargo & Company
4.88%, 2011	90,000	90,003

		779,151

Basic Industry - Other -0.1%
Cooper US, Inc.
6.10%, 2017	35,000	34,840
Xstrata Finance Canada, Ltd.
5.50%, 2011[1,3,4]	35,000	27,347

		62,187

Brokerage - 0.8%
Citigroup, Inc.
5.50%, 2012	37,000	35,917
5.50%, 2013	45,000	43,816
Goldman Sachs Group, Inc.
6.15%, 2018	155,000	148,948
6.35%, 2034	30,000	21,770
Jefferies Group, Inc.
5.88%, 2014	20,000	15,413
6.25%, 2036	35,000	20,779
Merrill Lynch & Company, Inc.
5.45%, 2013	35,000	33,644
6.88%, 2018	85,000	88,912
7.75%, 2038	35,000	38,559
Morgan Stanley
6.00%, 2015	100,000	86,273

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2008	(Managed Asset Allocation Series)

	Principal Amount	Value
CORPORATE BOND—12.0% (continued)
Brokerage—0.8% (continued)
Willis North America, Inc.
6.20%, 2017	$25,000	$17,320

		551,351

Building Materials—0.1%
CRH America, Inc.
6.00%, 2016	50,000	31,140
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 2017	50,000	40,999
Gibraltar Industries, Inc.
8.00%, 2015	25,000	14,000
Lafarge S.A.
6.15%, 2011	20,000	17,414

		103,553

Capital Goods—Other—0.0%
Freescale Semiconductor, Inc.
8.88%, 2014	75,000	33,000

Chemicals—0.3%
Air Products & Chemicals, Inc.
4.15%, 2013	30,000	28,804
E.I. Du Pont de Nemours & Company
5.60%, 2036	50,000	47,110
Nalco Company
7.75%, 2011	75,000	72,000
Praxair, Inc.
4.63%, 2015	35,000	35,232
5.20%, 2017	35,000	34,960

		218,106

Communications—Other—0.2%
AT&T, Inc.
5.63%, 2016	90,000	90,403
CanWest MediaWorks, Inc.
8.00%, 2012	34,875	15,345
Dun & Bradstreet Corporation
5.50%, 2011	25,000	24,375
Fairpoint Communications, Inc.
13.13%, 2018[3,4]	25,000	12,000
Lamar Media Corporation
6.63%, 2015	100,000	72,250

		214,373

Construction Machinery—0.1%
Caterpillar, Inc.
8.25%, 2038	5,000	6,163
Commercial Vehicle Group, Inc.
8.00%, 2013	25,000	11,750
Honeywell International, Inc.
5.30%, 2018	35,000	35,710
Owens Corning, Inc.
6.50%, 2016	25,000	18,105

		71,728

Consumer Cyclical—Other—0.1%
Hasbro, Inc.
6.30%, 2017	20,000	18,911
Procter & Gamble Company
4.95%, 2014	65,000	68,527

		87,438

Consumer Noncyclical—Other—0.1%
Bunge North America Finance, LP
5.90%, 2017	55,000	40,034

Consumer Products—0.0%
Fortune Brands, Inc.
5.13%, 2011	30,000	28,815
Visant Corporation
7.63%, 2012	25,000	20,500

		49,315

Diversified Manufacturing—0.1%
3M Company
5.70%, 2037	35,000	38,231
Hawk Corporation
8.75%, 2014[1]	25,000	25,375
United Technologies Corporation
6.13%, 2019	25,000	26,747

		90,353

Electric—1.1%
AES Corporation
7.75%, 2014	25,000	22,000
Alabama Power Company
2.35%, 2009[5]	20,000	19,594
Appalachian Power Company
6.38%, 2036	25,000	22,313
Baltimore Gas & Electric Company
5.90%, 2016	50,000	45,361
Black Hills Corporation
6.50%, 2013	30,000	29,290
Centerpoint Energy, Inc.
7.25%, 2010	25,000	24,612
Consolidated Edison Company of New York, Inc.
6.75%, 2038	20,000	21,369
Consumers Energy Company
6.00%, 2014	25,000	24,944
Dynegy Holdings, Inc.
7.75%, 2019	50,000	34,500
El Paso Electric Company
6.00%, 2035	45,000	30,845
Energy Future Holdings Corporation
11.25%, 2017[3,4]	25,000	12,125
10.88%, 2017[3,4]	25,000	17,750
Florida Power Corporation
6.35%, 2037	35,000	38,793
Illinois Power Company
6.13%, 2017	15,000	13,457
Monongahela Power Company
5.70%, 2017[1,3,4]	40,000	33,585
Northern States Power
5.25%, 2018	20,000	19,927
Pacific Gas & Electric Company
4.80%, 2014	30,000	29,462
6.35%, 2038	20,000	21,874
Progress Energy, Inc.
5.63%, 2016	30,000	27,429
Public Service Electric & Gas Company
5.70%, 2036	50,000	46,157

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2008	(Managed Asset Allocation Series)

	Principal Amount	Value
CORPORATE BOND—12.0% (continued)
Electric—1.1% (continued)
Reliant Energy, Inc.
7.88%, 2017	$25,000	$20,250
Sierra Pacific Resources
7.80%, 2012[1]	25,000	23,399
Southern California Edison Company
4.65%, 2015	30,000	29,918
Tampa Electric Company
6.15%, 2037	40,000	32,550
Texas Competitive Electric Holdings Company LLC
10.50%, 2015[3,4]	50,000	35,500
Union Electric Company
5.40%, 2016	50,000	43,324
Virginia Electric and Power Company
4.50%, 2010	35,000	34,543
6.00%, 2037	35,000	33,900
8.88%, 2038	10,000	12,656
Westar Energy, Inc.
5.10%, 2020	25,000	21,109

		822,536

Energy—Other—0.0%
Dresser-Rand Group, Inc.
7.38%, 2014	22,000	16,940

Entertainment—0.1%
Historic TW, Inc.
6.88%, 2018	50,000	44,644
International Speedway Corporation
4.20%, 2009	20,000	19,704

		64,348

Environmental—0.1%
Casella Waste Systems, Inc.
9.75%, 2013	25,000	20,000
Veolia Environnement
6.00%, 2018	35,000	31,024
Waste Management, Inc.
6.10%, 2018	55,000	47,572

		98,596

Financial—Other—0.1%
AMB Property, LP
6.30%, 2013	20,000	12,594
AvalonBay Communities, Inc.
6.13%, 2012	30,000	23,474
Duke Realty, LP
6.25%, 2013	20,000	13,767
First Data Corporation
9.88%, 2015	25,000	15,125
Kinder Morgan Finance Company ULC
5.70%, 2016	45,000	33,525
Nuveen Investments, Inc.
5.50%, 2015	25,000	3,781
Sovereign Capital Trust VI
7.91%, 2036	35,000	23,185

		125,451

Financial Companies—Noncaptive Consumer—0.2%
American Express Credit Corporation
5.88%, 2013	35,000	33,599
7.30%, 2013	15,000	15,354
Capital One Capital IV
6.75%, 2037[5]	50,000	22,822
John Deere Capital Corporation
5.50%, 2017	20,000	19,082
SLM Corporation
6.50%, 2009[5]	35,000	32,530
5.45%, 2011	25,000	19,734
5.13%, 2012	15,000	11,225
8.45%, 2018	35,000	27,672

		182,018

Financial Companies—Noncaptive Diversified—0.3%
Caterpillar Financial Services Corporation
4.25%, 2013	35,000	32,565
5.85%, 2017	25,000	24,472
International Lease Finance Corporation
5.45%, 2011	50,000	36,711
6.63%, 2013	55,000	37,058
JPMorgan Chase & Company
6.40%, 2038	35,000	41,404
Wachovia Corporation
5.75%, 2018	55,000	55,110

		227,320

Food & Beverage—0.2%
ARAMARK Corporation
6.69%, 2015[5]	50,000	37,750
B&G Foods, Inc.
8.00%, 2011	25,000	21,250
General Mills, Inc.
5.25%, 2013	15,000	15,090
Pantry, Inc.
7.75%, 2014	25,000	17,250
SABMiller plc
6.20%, 2011[1,3,4]	50,000	49,525
SYSCO Corporation
5.25%, 2018	20,000	20,272

		161,137

Gaming—0.1%
Wynn Las Vegas Capital Corporation
6.63%, 2014	100,000	75,500

Health Care—0.6%
Cardinal Health, Inc.
1.71%, 2009[5]	30,000	28,460
Eli Lilly & Company
5.55%, 2037	35,000	36,155
Genentech, Inc.
4.75%, 2015	35,000	35,213
HCA, Inc.
9.25%, 2016	50,000	45,875
Highmark, Inc.
6.80%, 2013[1,3,4]	30,000	28,582

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2008	(Managed Asset Allocation Series)

	Principal Amount	Value
CORPORATE BOND—12.0% (continued)
Health Care—0.6% (continued)
Kellogg Company
4.25%, 2013	$25,000	$24,210
Kroger Company
8.05%, 2010	45,000	45,737
Medtronic, Inc.
4.75%, 2015	60,000	57,182
Vanguard Health Holding Company II LLC
9.00%, 2014	25,000	20,875
WellPoint, Inc.
5.00%, 2011	30,000	28,354
Wyeth
5.95%, 2037	35,000	38,860

		389,503

Home Construction—0.3%
Lennar Corporation
5.60%, 2015	55,000	33,550
MDC Holdings, Inc.
5.50%, 2013	55,000	43,049
NVR, Inc.
5.00%, 2010	20,000	18,895
Pulte Homes, Inc.
5.20%, 2015	50,000	34,000

		129,494

Independent Energy—0.1%
Canadian Natural Resources, Ltd.
6.25%, 2038	35,000	27,510
Forest Oil Corporation
8.00%, 2011	25,000	22,813
Hilcorp Energy I, LP
7.75%, 2015[3,4]	75,000	52,875
NRG Energy, Inc.
7.25%, 2014	25,000	23,375
Southern Company
5.30%, 2012	15,000	15,147

		141,720

Insurance—Life—0.3%
Hartford Financial Services Group, Inc.
5.38%, 2017	45,000	32,781
HUB International Holdings, Inc.
10.25%, 2015[3,4]	25,000	11,031
MetLife, Inc.
6.13%, 2011	50,000	49,317
NLV Financial Corporation
7.50%, 2033[1,3,4]	30,000	35,030
Principal Financial Group, Inc.
6.05%, 2036	30,000	20,222
Principal Life Global Funding I
5.13%, 2013[1,3,4]	45,000	42,091
Sun Life Financial Global Funding, LP
1.71%, 2013[1,3,4,5]	45,000	41,283

		231,755

Insurance— Property & Casualty—0.1%
Ace INA Holdings, Inc.
5.70%, 2017	30,000	26,899
Fund American Companies, Inc.
5.88%, 2013	11,000	8,006
Nationwide Mutual Insurance Company
6.60%, 2034[1,3,4]	25,000	12,502

		47,407

Integrated Energy—0.2%
Dominion Resources, Inc.
8.88%, 2019	15,000	16,176
Hess Corporation
7.88%, 2029	20,000	19,200
Jersey Central Power & Light Company
5.65%, 2017	45,000	41,321
Petrobras International Finance Company
5.88%, 2018	35,000	31,465
Petro-Canada
6.80%, 2038	10,000	7,546
West Penn Power Company
5.95%, 2017[1,3,4]	25,000	21,061

		136,769

Lodging—0.0%
Host Hotels & Resorts, LP
6.75%, 2016	25,000	18,250

Media—Cable—0.6%
British Sky Broadcasting Group plc
6.10%, 2018[1,3,4]	55,000	45,160
Comcast Cable Communications Holdings, Inc.
8.38%, 2013	30,000	31,036
Comcast Corporation
5.70%, 2018	20,000	18,756
COX Communications, Inc.
7.13%, 2012	20,000	19,140
6.25%, 2018[1,3,4]	35,000	31,066
CSC Holdings, Inc.
7.63%, 2011	50,000	47,125
DirecTV Holdings LLC
7.63%, 2016[3]	25,000	24,250
News America, Inc.
6.15%, 2037	60,000	55,982
Rogers Cable, Inc.
5.50%, 2014	40,000	36,902
Time Warner Cable, Inc.
5.40%, 2012	55,000	51,356
7.30%, 2038	90,000	93,498
Time Warner, Inc.
5.50%, 2011	30,000	28,188
Viacom, Inc.
5.75%, 2011	25,000	22,705

		505,164

Media—Non Cable—0.1%
Affinity Group, Inc.
9.00%, 2012	25,000	12,500
News America, Inc.
6.40%, 2035	45,000	41,591

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2008	(Managed Asset Allocation Series)

	Principal Amount	Value
CORPORATE BOND—12.0% (continued)
Media—Non Cable—0.1% (continued)
Thomson Reuters Corporation
6.50%, 2018	$25,000	$22,734
Vivendi
5.75%, 2013[1,3,4]	35,000	30,721

		107,546

Metals & Mining—0.3%
ArcelorMittal
5.38%, 2013[3]	35,000	26,395
Barrick Gold Financeco LLC
6.13%, 2013	30,000	28,446
BHP Billiton Finance, Ltd.
5.40%, 2017	30,000	26,649
Placer Dome, Inc.
6.45%, 2035	35,000	28,118
Rio Tinto Finance USA, Ltd.
5.88%, 2013	35,000	27,878
Russel Metals, Inc.
6.38%, 2014	25,000	19,250
Steel Dynamics, Inc.
7.38%, 2012	25,000	18,250
Sunoco, Inc.
5.75%, 2017	34,000	28,256
Vale Overseas, Ltd.
6.25%, 2017	35,000	32,999

		236,241

Natural Gas Pipelines—0.2%
Boardwalk Pipelines LLC
5.50%, 2017	20,000	16,172
Buckeye Partners, LP
6.05%, 2018	15,000	12,574
El Paso Corporation
12.00%, 2013	25,000	24,500
TEPPCO Partners, LP
7.55%, 2038	45,000	33,674
Texas Gas Transmission LLC
5.50%, 2013[1,3,4]	50,000	43,463

		130,383

Oil Field Services—0.5%
Devon Financing Corporation ULC
7.88%, 2031	25,000	27,528
Diamond Offshore Drilling, Inc.
5.15%, 2014	25,000	23,464
El Paso Natural Gas Company
5.95%, 2017	13,000	10,330
EnCana Corporation
5.90%, 2017	35,000	29,201
6.50%, 2034	35,000	28,082
EOG Resources, Inc.
5.88%, 2017	25,000	25,380
Nabors Industries, Inc.
6.15%, 2018	10,000	8,603
Pemex Project Funding Master Trust
5.75%, 2018	80,000	70,599
Shell International Finance BV
6.38%, 2038	25,000	28,125
Southern Natural Gas Company
5.90%, 2017[1,3,4]	13,000	10,302
Transocean, Inc.
5.25%, 2013	10,000	9,288
XTO Energy, Inc.
5.65%, 2016	30,000	27,523

		298,425

Packaging—0.0%
BWAY Corporation
10.00%, 2010	25,000	21,250

Paper—0.0%
Boise Cascade LLC
7.13%, 2014[1]	15,000	8,400
Georgia-Pacific LLC
7.13%, 2017[3,4]	25,000	21,000

		29,400

Pharmaceuticals—0.1%
Teva Pharmaceutical Finance LLC
5.55%, 2016	40,000	39,425

Railroads—0.1%
Burlington Northern Santa Fe Corporation
5.65%, 2017	57,000	54,730
Canadian National Railway Company
6.25%, 2034	20,000	21,507
6.38%, 2037	10,000	10,969
Norfolk Southern Corporation
5.75%, 2018	15,000	14,596
Union Pacific Corporation
5.70%, 2018	25,000	24,068

		125,870

Refining—0.2%
Diamond Offshore Drilling, Inc.
4.88%, 2015	30,000	27,550
Enterprise Products Operating, LP
6.30%, 2017	20,000	16,927
Marathon Oil Corporation
6.00%, 2017	35,000	29,844
5.90%, 2018	45,000	37,582
6.60%, 2037	15,000	11,340
Valero Energy Corporation
6.13%, 2017	55,000	46,923

		170,166

REIT’s—0.1%
ERP Operating, LP
5.25%, 2014	25,000	16,703
Federal Realty Investment Trust
6.00%, 2012	20,000	16,018
Hospitality Properties Trust
5.63%, 2017	30,000	13,834
Reckson Operating Partnership, LP
6.00%, 2016	30,000	16,961
Regency Centers, LP
5.88%, 2017	15,000	9,500
Simon Property Group, LP
5.75%, 2015	55,000	35,925

		108,941

Schedule of Investments	Series N
December 31, 2008	(Managed Asset Allocation Series)

	Principal Amount	Value
CORPORATE BOND—12.0% (continued)
Restaurants—0.1%
Federated Retail Holdings, Inc.
5.35%, 2012	$20,000	$14,855
McDonald’s Corporation
5.30%, 2017	35,000	35,886

		50,741

Retailers—0.3%
AmeriGas Partners, LP
7.13%, 2016	100,000	80,000
Costco Wholesale Corporation
5.30%, 2012	30,000	31,310
GSC Holdings Corporation
8.00%, 2012	25,000	23,250
Home Depot, Inc.
5.40%, 2016	35,000	31,322
JC Penney Corporation, Inc.
9.00%, 2012	30,000	26,635
Walgreen Company
4.88%, 2013	30,000	30,896

		223,413

Services—0.1%
Allied Waste North America, Inc.
7.25%, 2015	50,000	46,500

Sovereigns—0.2%
Brazilian Government International Bond
11.00%, 2040	30,000	39,150
Italian Republic
5.25%, 2016	85,000	91,981

		131,131

Supermarkets—0.0%
Kroger Company
7.50%, 2014	5,000	5,256

Technology—0.5%
Avnet, Inc.
5.88%, 2014	35,000	29,406
Cisco Systems, Inc.
5.25%, 2011	35,000	36,334
Freescale Semiconductor, Inc.
9.13%, 2014	25,000	5,750
National Semiconductor Corporation
6.15%, 2012	20,000	17,913
Oracle Corporation
5.00%, 2011	35,000	35,944
STATS ChipPAC, Ltd.
6.75%, 2011	25,000	18,563
Sungard Data Systems, Inc.
9.13%, 2013	100,000	86,500
Xerox Corporation
5.50%, 2012	15,000	12,571
6.75%, 2017	100,000	72,563
6.35%, 2018	25,000	19,552

		335,096

Telecommunications—Wireless—0.6%
Alltel Corporation
7.00%, 2012	25,000	24,875
America Movil S.A. de CV
6.38%, 2035	45,000	38,161
America Movil SAB de CV
5.63%, 2017	45,000	40,006
British Telecommunications plc
5.15%, 2013	40,000	38,104
Centennial Communications Corporation
7.19%, 2013[5]	25,000	24,250
New Cingular Wireless Services, Inc.
7.88%, 2011	30,000	31,057
Nortel Networks, Ltd.
9.00%, 2011[5]	25,000	6,250
Rogers Communications, Inc.
6.80%, 2018	30,000	30,313
Sprint Capital Corporation
7.63%, 2011	25,000	20,875
8.38%, 2012	25,000	20,000
6.90%, 2019	70,000	49,700
Sprint Nextel Corporation
6.00%, 2016	25,000	17,625
Verizon Communications, Inc.
4.35%, 2013	50,000	48,359
5.50%, 2018	25,000	24,046
6.90%, 2038	30,000	33,758
Verizon Global Funding Corporation
7.75%, 2030	35,000	38,811
Vodafone Group plc
5.63%, 2017	35,000	32,979
Wind Acquisition Finance S.A.
10.75%, 2015[3,4]	25,000	21,500

		540,669

Telecommunications—Wirelines— 0.4%
AT&T Corporation
7.30%, 2011	15,000	15,584
AT&T, Inc.
6.45%, 2034	50,000	52,330
Cellco Partnership
8.50%, 2018[1,3,4]	40,000	46,867
Nordic Telephone Company Holdings ApS
8.88%, 2016[3,4]	100,000	70,000
Rogers Wireless, Inc.
7.50%, 2015	15,000	14,852
Telecom Italia Capital S.A.
5.25%, 2013	30,000	22,875
Telefonica Emisiones SAU
6.22%, 2017	35,000	34,482
Windstream Corporation
8.63%, 2016	25,000	22,125

		279,115

Textile—0.1%
Invista
9.25%, 2012[3,4]	100,000	70,000

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2008	(Managed Asset Allocation Series)

	Principal Amount	Value
CORPORATE BOND—12.0% (continued)
Tobacco—0.1%
Altria Group, Inc.
8.50%, 2013	$25,000	$25,894
BAT International Finance plc
8.13%, 2013[1,3,4]	25,000	25,626
Reynolds American, Inc.
7.25%, 2013	35,000	31,416

		82,936

U.S. Banking—0.0%
Fifth Third Bancorp
8.25%, 2038	25,000	20,655

Utility—Other—0.1%
Mirant North America LLC
7.38%, 2013	25,000	24,000
NRG Energy, Inc.
7.38%, 2016	75,000	69,750

		93,750

TOTAL CORPORATE BOND (cost $10,446,067)		$9,145,036

	Principal Amount	Value
PREFERRED STOCK—0.0%
Thrifts & Mortgage Finance—0.0%
Federal National Mortgage Association
8.25%, 2010	1,050	872

TOTAL PREFERRED STOCK (cost $26,250)		$872

	Principal Amount	Value
FOREIGN BOND—0.1%
Chile—0.0%
Celulosa Arauco y Constitucion S.A.
5.13%, 2013	$40,000	$38,184

France—0.1%
France Telecom S.A.
7.75%, 2011	46,000	48,406

United Kingdom—0.0%
HBOS plc
6.00%, 2033[1,3,4]	40,000	27,324

TOTAL FOREIGN BOND (cost $127,820)		$113,914

	Principal Amount	Value
FOREIGN GOVERNMENT BOND—0.1%
Mexico—0.1%
Mexico Government International Bond
6.38%, 2013	45,000	47,250

South Africa—0.0%
South Africa Government International Bond
6.50%, 2014	65,000	61,425

TOTAL FOREIGN GOVERNMENT BOND (cost $111,921)		$108,675

	Principal Amount	Value
MUNICIPAL BOND—1.0%
Arizona—0.1%
Salt River Project Agricultural Improvement & Power District Revenue Bonds
5.00%, 2038	$50,000	$47,087

Florida—0.1%
County of Orange Florida Revenue Bonds
5.00%, 2018[4]	50,000	52,934

Georgia—0.2%
City of Atlanta Georgia Revenue Bonds
5.50%, 2017	35,000	36,232
County of Baltimore Maryland General Obligation Unlimited
5.00%, 2038	35,000	34,576
De Kalb County Ga Revenue Bonds
5.00%, 2035	40,000	37,854
Metropolitan Atlanta Rapid Transit Authority Revenue Bonds
5.00%, 2037	30,000	28,727

		137,389

Illinois—0.0%
CHICAGO TRANSIT AUTHORITY Revenue Bonds
6.90%, 2040	30,000	29,607

Kansas—0.0%
Kansas Development Finance Authority Revenue Bonds
5.50%, 2034	30,000	27,956

Maryland—0.1%
State of Maryland General Obligation Unlimited
5.00%, 2019	60,000	65,821

Massachusetts—0.1%
Massachusetts Bay Transportation Authority Revenue Bonds
5.25%, 2034	65,000	65,047
Massachusetts Health & Educational Facilities Authority Revenue Bonds
5.25%, 2021	30,000	32,570
5.00%, 2038	45,000	44,657

		142,274

New York—0.1%
New York City Housing Development Corporation Revenue Bonds
6.42%, 2027	30,000	22,928

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2008	(Managed Asset Allocation Series)

	Principal
	Amount	Value
MUNICIPAL BOND—1.0% (continued)
New York—0.1% (continued)
New York State Urban Development Corporation Revenue Bonds
5.50%, 2018	$25,000	$27,177
Triborough Bridge & Tunnel Authority Revenue Bonds
5.00%, 2038	45,000	42,028

		92,133

North Carolina—0.1%
City of Charlotte North Carolina Revenue Bonds
4.75%, 2033	50,000	44,751

Oregon—0.0%
State of Oregon General Obligation Unlimited
5.89%, 2027	15,000	14,419

Texas—0.1%
Austin Independent School District General Obligation Unlimited
5.00%, 2033	45,000	42,800

Utah—0.1%
Utah Transit Authority Revenue Bonds
4.75%, 2032	25,000	23,293
5.25%, 2038	35,000	34,999

		58,292

West Virginia—0.0%
Tobacco Settlement Finance Authority of West Virginia Revenue Bonds
7.47%, 2047	45,000	25,734

TOTAL MUNICIPAL BOND (cost $815,870)		$781,197

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES—17.4%
Other Non-Agency—2.5%
C.M.O.’s—2.5%
American Tower Trust
2007-1A, 5.96%, 2037[1,3,4]	$45,000	$30,793
Banc of America Commercial Mortgage, Inc.
2003-1, 4.65%, 2036	75,000	66,563
2005-3, 4.50%, 2043	235,000	215,682
Banc of America Mortgage Securities, Inc.
2004-A, 4.13%, 2034[5]	34,934	26,347
2004-D, 4.20%, 2034[5]	3,199	2,305
2004-H, 4.75%, 2034[5]	18,294	13,152
2004-I, 4.82%, 2034[5]	18,977	14,247
2005-J, 5.24%, 2035[5]	39,949	27,448
Bear Stearns Commercial Mortgage Securities
2006-PW12, 5.69%, 2038[5]	175,000	142,772
2005-PW10, 5.09%, 2040	74,720	72,773
2005-PWR8, 4.67%, 2041	60,000	50,690
Citigroup
2005-CD1, 5.23%, 2044[5]	175,000	139,564
Citigroup Mortgage Loan Trust, Inc.
2004-UST1, 4.69%, 2034[5]	65,671	46,414
Commercial Mortgage Loan Trust
2008-LS1, 6.02%, 2017[5]	175,000	117,867
Commercial Mortgage Pass Through Certificates
2007-C9, 5.82%, 2017[5]	200,000	151,653
Credit Suisse Mortgage Capital Certificates
2006-C4, 5.47%, 2039	100,000	73,576
DLJ Commercial Mortgage Corporation
1999-CG2, 7.30%, 2032[5]	42,188	42,091
GMAC Commercial Mortgage Securities, Inc.
2001-C2, 6.70%, 2034	125,000	122,561
JP Morgan Chase Commercial Mortgage Securities Corporation
2001-CIBC, 6.26%, 2033	97,543	95,339
2001-CIB2, 6.24%, 2035	19,769	19,472
2004-LDP4, 4.82%, 2042[5]	75,000	60,467
JP Morgan Mortgage Trust
2005-A7, 5.35%, 2035[5]	81,050	60,870
Morgan Stanley Capital I
2007-HQ11, 5.45%, 2044[5]	100,000	74,171
Morgan Stanley Dean Witter Capital I
2002-TOP7, 5.98%, 2039	200,000	189,512

		1,856,329

		1,856,329

U.S. Government Sponsored
Agencies—14.0%
C.M.O.’s—0.2%
Federal Home Loan Mortgage Corporation
FHR 2614 IH, 4.50%, 2016[1,6]	61,286	2,757
FHR 2681 PC, 5.00%, 2019	85,480	86,648
Federal National Mortgage Association
FNR 2002-74 PJ, 5.00%, 2015	1,399	1,396
FNR 2003-40 NI, 5.50%, 2028[1,7]	5,131	186
FNS 319 2, 6.50%, 2032[1,6]	10,458	1,455
FNR 2006-35 GK, 6.00%, 2032	88,439	90,573

		183,015

Pass Through’s—13.8%
Federal Home Loan Mortgage Corporation
#E81544, 6.00%, 2009	1,148	1,156
#E01341, 5.50%, 2018	5,860	6,061
#E99933, 5.00%, 2018	3,307	3,414
#E99966, 5.00%, 2018	19,732	20,370
#B10343, 5.00%, 2018	5,389	5,563

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2008	(Managed Asset Allocation Series)

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES—17.4% (continued)
U.S. Government Sponsored
Agencies—14.0% (continued)
Pass Through’s—13.8% (continued)
Federal Home Loan Mortgage Corporation (continued)
#G11759, 5.50%, 2018	$151,943	$157,260
#B19214, 5.50%, 2020	16,900	17,444
#J02272, 5.50%, 2020	66,387	68,523
#J02554, 5.50%, 2020	63,611	65,658
#J03203, 6.00%, 2021	54,496	56,513
#J03254, 6.00%, 2021	19,385	20,102
#J03640, 6.00%, 2021	61,220	63,486
#J03615, 6.00%, 2021	90,914	94,280
#J03672, 6.00%, 2021	26,845	27,839
#G12463, 5.50%, 2021	54,866	56,751
#C68205, 7.00%, 2032	4,855	5,102
#1B0527, 7.21%, 2032[5]	1,478	1,483
#C72128, 6.00%, 2032	51,629	53,381
#A12118, 5.00%, 2033	47,530	48,691
#A15907, 5.00%, 2033	21,422	21,945
#A15852, 5.00%, 2033	17,609	18,039
#D86309, 5.00%, 2033	25,726	26,355
#G01628, 6.00%, 2033	105,121	108,641
#A21263, 4.50%, 2034	137,487	139,655
#G01805, 4.50%, 2035	272,678	276,761
#833174, 5.16%, 2035[5]	331,691	335,905
#1G1762, 5.07%, 2035[5]	33,590	34,119
#1H2581, 5.13%, 2036[5]	71,377	71,601
#1G0661, 5.37%, 2036[5]	16,143	16,461
#1G1370, 5.70%, 2036[5]	276,257	281,927
#1G1353, 5.98%, 2036[5]	77,005	78,911
#1Q0342, 5.49%, 2037[5]	106,130	108,078
Federal National Mortgage Association
#254140, 5.50%, 2017	3,757	3,897
#625931, 5.50%, 2017	3,533	3,664
#254234, 5.50%, 2017	4,003	4,151
#357280, 6.50%, 2017	17,458	18,140
#555345, 5.50%, 2018	3,868	4,012
#555446, 5.50%, 2018	5,974	6,185
#685202, 5.50%, 2018	51,200	52,975
#555526, 5.50%, 2018	95,906	99,292
#555693, 5.50%, 2018	57,246	59,267
#725098, 5.50%, 2018	12,517	12,951
#725528, 5.50%, 2019	9,414	9,740
#789885, 5.50%, 2019	11,538	11,938
#745392, 4.50%, 2020	112,834	115,776
#745406, 6.00%, 2021	73,857	76,903
#950360, 5.50%, 2022	233,723	241,121
#963075, 5.00%, 2023	64,510	66,313
#981614, 5.00%, 2023	8,700	8,943
#545759, 6.50%, 2032	93,281	96,983
#650075, 6.50%, 2032	11,218	11,706
#254514, 5.50%, 2032	2,588	2,662
#254550, 6.50%, 2032	16,486	17,202
#974321, 6.00%, 2033	147,637	152,142
#555417, 6.00%, 2033	47,076	48,689
#254767, 5.50%, 2033	132,031	135,667
#747387, 5.50%, 2033	23,357	24,000
#744692, 5.50%, 2033	30,710	31,556
#744750, 5.50%, 2033	13,433	13,803
#747549, 5.50%, 2033	6,998	7,190
#725027, 5.00%, 2033	135,653	138,859
#750362, 5.50%, 2033	24,798	25,481
#756190, 5.50%, 2033	32,941	33,849
#254983, 5.50%, 2033	61,140	62,824
#762076, 5.50%, 2034	35,386	36,361
#255028, 5.50%, 2034	14,982	15,374
#763700, 5.00%, 2034	64,855	66,347
#725424, 5.50%, 2034	295,133	303,261
#789293, 5.50%, 2034	131,476	135,405
#790044, 6.00%, 2034	34,585	35,689
#923129, 5.50%, 2034	19,189	19,706
#791574, 6.00%, 2034	36,745	37,917
#790217, 6.00%, 2034	13,357	13,783
#725704, 6.00%, 2034	287,712	297,119
#725690, 6.00%, 2034	34,919	36,033
#790237, 6.00%, 2034	34,181	35,272
#790629, 6.00%, 2034	31,335	32,335
#725773, 5.50%, 2034	225,391	231,282
#790788, 6.00%, 2034	36,175	37,329
#796104, 5.50%, 2034	33,184	34,077
#725946, 5.50%, 2034	1,057,446	1,085,909
#255459, 6.00%, 2034	34,391	35,489
#804395, 5.50%, 2034	75,451	77,482
#808951, 6.00%, 2035	310,890	320,472
#889829, 5.00%, 2035	418,340	428,228
#745216, 4.81%, 2035[5]	39,778	39,881
#848476, 5.53%, 2035[5]	51,954	53,167
#846551, 5.33%, 2035[5]	35,329	35,984
#848522, 5.64%, 2035[5]	14,232	14,598
#850863, 5.32%, 2035[5]	28,775	29,295
#745428, 5.50%, 2036	193,287	198,338
#745554, 6.50%, 2036	368,556	383,298
#868728, 6.50%, 2036	14,561	15,139
#745777, 5.54%, 2036[5]	107,123	109,103
#896329, 6.50%, 2036	33,844	35,193
#888010, 5.98%, 2036[5]	33,893	34,667
#893353, 6.00%, 2036	48,562	50,052
#745946, 5.50%, 2036	20,727	21,272
#905196, 6.03%, 2036[5]	45,598	46,919
#1B3203, 5.93%, 2037[5]	29,487	30,243
#923128, 5.50%, 2037	22,030	22,609
#924778, 5.05%, 2037[5]	326,185	340,838
#939416, 5.69%, 2037[5]	317,473	323,711
#938089, 5.00%, 2037	25,970	26,545
#938883, 5.00%, 2037	72,442	74,048
#889543, 5.50%, 2037	95,894	98,401
#952502, 6.50%, 2037	137,503	142,974
#928835, 6.50%, 2037	25,154	26,152
#960122, 6.50%, 2037	164,033	170,560
#952182, 5.80%, 2037[5]	108,049	110,789
#959818, 6.50%, 2037	495,329	515,037
#888884, 5.50%, 2037	150,365	154,507
#972155, 6.00%, 2038	67,773	69,840

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2008	(Managed Asset Allocation Series)

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES—17.4% (continued)
U.S. Government Sponsored
Agencies—14.0% (continued)
Pass Through’s—13.8% (continued)
Federal National Mortgage Association (continued)
#983288, 6.00%, 2038	$84,413	$86,989
#964926, 6.00%, 2038	54,502	56,165
#257407, 6.00%, 2038	34,331	35,379

		10,555,919

		10,738,934

U.S. Government Sponsored
Securities—0.9%
Pass Through’s—0.9%
Government National Mortgage Association
#780766, 7.00%, 2013	238	239
#67365, 11.50%, 2013	1,171	1,348
#781312, 7.00%, 2013	13,055	13,751
G2 2102, 8.00%, 2025	802	850
#427029, 8.50%, 2026	1,470	1,579
G2 3295, 5.50%, 2032	10,167	10,484
#612919, 5.00%, 2033	154,647	159,229
#615278, 5.00%, 2033	75,971	78,222
#604639, 5.00%, 2033	59,050	60,800
G2 3442, 5.00%, 2033	142,904	146,601
G2 3458, 5.00%, 2033	40,078	41,153
G2 3490, 6.50%, 2033	7,891	8,274
G2 3517, 6.00%, 2034	28,168	29,053
G2 3513, 5.00%, 2034	50,335	51,675
G2 3530, 5.50%, 2034	20,999	21,630
G2 3529, 5.00%, 2034	12,256	12,582
#605561, 5.50%, 2034	47,835	49,408

		686,878

		686,878

TOTAL MORTGAGE BACKED SECURITIES (cost $13,432,347)		$13,282,141

	Principal
	Amount	Value
ASSET BACKED SECURITIES—1.9%
Auto—0.8%
AmeriCredit Automobile Receivables Trust
2006-RM, 5.53%, 2014	$280,000	$216,389
Capital Auto Receivables Asset Trust
2006-SN1A, 5.32%, 2010[1,3,4]	157,259	155,589
2006-SN1A, 5.50%, 2010[1,3,4]	25,000	24,191
2006-1, 5.26%, 2010	60,000	58,550
Triad Auto Receivables Owner Trust
2006-B, 5.52%, 2012	100,000	84,803
USAA Auto Owner Trust
2008-1, 4.16%, 2012	50,000	47,984

		$587,506

Credit Cards—0.4%
Capital One Multi-Asset Execution Trust
2007-C3, 1.49%, 2013[5]	70,000	39,469
2005-A7, 4.70%, 2015	70,000	63,119
Chase Issuance Trust
2006-C2, 1.50%, 2013[5]	125,000	82,445
GE Capital Credit Card Master Note Trust
2006-1, 5.08%, 2012	50,000	48,766
2007-3, 1.50%, 2013[5]	90,000	50,262
MBNA Credit Card Master Note Trust
2006-C3, 1.49%, 2013[5]	35,000	15,085

		299,146

Home Equity Loans—0.0%
BankBoston Home Equity Loan Trust
1998-1, 6.35%, 2013	4,257	3,750
Chase Funding Mortgage Loan Asset-Backed Certificates
2002-2, 5.60%, 2031	5,961	4,793

		8,543

Other—0.6%
CenterPoint Energy Transition Bond Company LLC
2001-1, 5.63%, 2015	75,000	74,232
CNH Equipment Trust
2007-A, 5.08%, 2014	50,000	33,660
GE Equipment Small Ticket LLC
2005-1A, 4.51%, 2014[1,3,4]	75,104	74,520
Greenwich Capital Commercial Funding Corporation
2007-GG9, 5.44%, 2039	50,000	38,057
John Deere Owner Trust
2008-A, 3.82%, 2011	72,256	71,526
Marriott Vacation Club Owner Trust
2006-1A, 5.74%, 2028[1,3,4]	67,537	55,164
2006-2A, 5.36%, 2028[1,3,4]	21,657	17,609
Peco Energy Transition Trust
2001-A, 6.52%, 2010	100,000	100,769

		465,537

Student Loans—0.1%
SLM Student Loan Trust
2008-4, 4.59%, 2012[5]	60,000	54,195

TOTAL ASSET BACKED SECURITIES (cost $1,682,793)		$1,414,927

	Principal
	Amount	Value
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES—0.4%
Federal Home Loan Bank
5.60%, 6/28/2011	$10,000	$11,014
5.13%, 8/14/2013	165,000	184,028
Federal Home Loan Mortgage Corporation
5.13%, 2/27/2009	75,000	75,527

TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (cost $252,344)		$270,569

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N
December 31, 2008	(Managed Asset Allocation Series)

	Principal
	Amount	Value
U.S. GOVERNMENT SECURITIES—1.8%
U.S. Treasury Bonds
5.50%, 8/15/2028	$150,000	$202,734
4.75%, 2/15/2037	175,000	243,852
U.S. Treasury Inflation Indexed Bonds
2.00%, 7/15/2014	301,085	284,737
1.38%, 7/15/2018	328,985	307,678
U.S. Treasury Notes
4.75%, 2/28/2009	50,000	50,357
4.00%, 8/15/2018	265,000	306,013

TOTAL U.S. GOVERNMENT SECURITIES (cost $1,289,949)		$1,395,371

	Principal
	Amount	Value
SHORT TERM INVESTMENTS—0.1%
State Street GA Money Market Fund	$7,128	$7,128
T. Rowe Price Reserve Investment Fund	78,302	78,301

TOTAL SHORT TERM INVESTMENTS (cost $85,429)		$85,429

Total Investments—99.8% (cost $94,400,378)		$76,243,667
Cash & Other Assets, Less Liabilities—0.2%		177,750

Total Net Assets—100.0%		$76,421,417

For federal income tax purposes the identified cost of investments owned at December 31, 2008 was $96,938,953.

ADR	American Depositary Receipt
plc	Public Limited Company

*	Non-income producing security
[1]	Security is deemed illiquid. The total market value of illiquid securities is $1,009,811 (cost $1,169,593), or 1.3% of total net assets.
[2]	Security is a PFIC (Passive Foreign Investment Company).
[3]	Security was acquired through a private placement.
[4]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $1,369,088 (cost $1,643,129), or 1.8% of total net assets.
[5]	Variable rate security. Rate indicated is rate effective at December 31, 2008.

The accompanying notes are an integral part of the financial statements

Series N
(Managed Asset Allocation Series)

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments, at value*	$76,243,667
Cash denominated in a foreign currency, at value**	8,622
Receivables:
Fund shares sold	6,953
Securities sold	112,549
Interest	284,957
Dividends	94,562
Foreign taxes recoverable	6,356
Prepaid expenses	1,940

Total assets	76,759,606

Liabilities:
Cash overdraft	4,553

Payable for:
Fund shares redeemed	15,596
Securities purchased	168,601
Management fees	63,395
Administration fees	50,009
Transfer agent/maintenance fees	2,083
Custodian fees	10,024
Directors’ fees	1,278
Professional fees	17,923
Other fees	4,727

Total liabilities	338,189

Net assets	$76,421,417

Net assets consist of:
Paid in capital	$99,548,475
Undistributed net investment income	1,692,780
Accumulated net realized loss on sale of investments and foreign currency transactions	(6,661,516)
Net unrealized depreciation in value of investments and translation of assets and liabilities in foreign currencies	(18,158,322)

Net assets	$76,421,417

Capital shares authorized	unlimited
Capital shares outstanding	5,338,988
Net asset value per share (net assets divided by shares outstanding)	$14.31

* Investments, at cost	$94,400,378
** Cash denominated in a foreign currency, at cost	8,717

Statement of Operations

For Year Ended December 31, 2008

Investment Income:
Dividends (net of foreign withholding tax $55,667)	$1,534,820
Interest	1,921,487

Total investment income	3,456,307

Expenses:
Management fees	1,001,329
Administration fees	314,352
Transfer agent/maintenance fees	25,275
Custodian fees	127,609
Directors’ fees	7,677
Professional fees	28,125
Reports to shareholders	8,675
Other	6,436

Total expenses	1,519,478
Less:
Earnings credits applied	(740)

Net expenses	1,518,738

Net investment income	1,937,569

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(6,190,156)
Foreign currency transactions	(6,719)

Net realized loss	(6,196,875)

Net unrealized appreciation (depreciation) during the year on:
Investments	(26,101,536)
Translation of assets and liabilities in foreign currencies	(528)

Net unrealized depreciation	(26,102,064)

Net realized and unrealized loss	(32,298,939)

Net decrease in net assets resulting from operations	$(30,361,370)

The accompanying notes are an integral part of the financial statements

Series N
Statement of Changes in Net Assets	(Managed Asset Allocation Series)

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
Increase (decrease) in net assets from operations:
Net investment income	$1,937,569	$1,824,724
Net realized gain (loss) during the year on investments and foreign currency transactions	(6,196,875)	8,789,113
Net unrealized depreciation during the year on investments and translation of assets and liabilities in foreign currencies	(26,102,064)	(4,153,978)

Net increase (decrease) in net assets resulting from operations	(30,361,370)	6,459,859

Capital share transactions:
Proceeds from sale of shares	25,871,130	35,470,333
Cost of shares redeemed	(36,511,309)	(29,807,539)

Net increase (decrease) from capital share transactions	(10,640,179)	5,662,794

Net increase (decrease) in net assets	(41,001,549)	12,122,653

Net assets:
Beginning of year	117,422,966	105,300,313

End of year	$76,421,417	$117,422,966

Undistributed net investment income at end of year	$1,692,780	$1,631,412

Capital share activity:
Shares sold	1,491,277	1,827,693
Shares redeemed	(2,121,410)	(1,536,011)

Total capital share activity	(630,133)	291,682

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series N
Selected data for each share of capital stock outstanding throughout each year	(Managed Asset Allocation Series)

					Year Ended December 31, 2004
	2008	2007	2006	2005
Per Share Data
Net asset value, beginning of period	$19.67	$18.55	$16.55	$15.86	$14.40

Income (loss) from investment operations:
Net investment income[a]	0.34	0.32	0.30	0.23	0.27
Net gain (loss) on securities (realized and unrealized)	(5.70)	0.80	1.70	0.46	1.27

Total from investment operations	(5.36)	1.12	2.00	0.69	1.54

Less distributions:
Dividends from net investment income	—	—	—	—	(0.08)

Total distributions	—	—	—	—	(0.08)

Net asset value, end of period	$14.31	$19.67	$18.55	$16.55	$15.86

Total Return[b]	(27.25)%	6.04%	12.08%	4.35%	10.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$76,421	$117,423	$105,300	$97,690	$93,087

Ratios to average net assets:
Net investment income	1.94%	1.63%	1.63%	1.44%	1.75%
Total expenses[c]	1.52%	1.41%	1.41%	1.41%	1.39%
Net expenses[d]	1.52%	1.41%	1.40%	1.41%	1.39%
Net expenses prior to custodian earnings credits and net of expense waivers	1.52%	1.41%	1.41%	1.41%	1.39%

Portfolio turnover rate	82%	75%	63%	67%	79%

[a]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[c]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and earnings credits, as applicable.
[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

Managers’ Commentary	Series O
February 16, 2009	(All Cap Value Series)

James Schier	Mark A. Mitchell
Co-Portfolio Manager	Co-Portfolio Manager

To Our Shareholders:

Series O of the SBL Fund – All Cap Value Series, formerly the Equity Income Series, returned –38.43%1 during the period, lagging the benchmark Russell 3000 Value Index's return of –36.25%. The Series’ peer group median return of –36.65% was in line with the Index. Allocation among sectors was the main culprit for underperforming the benchmark.

Our strategy is to buy companies, across the market capitalization spectrum, trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process with three clear philosophical tenets that drive our investment decisions: a valuation focus, a long-term perspective and an opportunistic approach.

Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company.

Financials and Materials Top Performers

The Series’ financials holdings, which were a slightly overweight position, were down –45% compared to –55% for the Index allowing the sector to add relative value to the portfolio. As one of the most devastated sectors in the year, the portfolio was able to contain losses with positions in companies such as Wells Fargo & Company, which actually posted a positive return of 2%. Other material positions in the sector that performed better than the benchmark included Berkshire Hathaway, Inc., down –17%, and JPMorgan Chase & Company, which lost –25%, less than half the Index.

The materials sector contributed to relative portfolio performance. As an overweight sector, portfolio holdings declined –28% versus a –46% loss for the benchmark. Vulcan Materials Company and International Paper Company held losses to –9% for the period while the other top holding in the sector, Rohm & Haas Company returned –17%.

Energy, Industrials, and Health Care Disappoint

The largest sector detractors from the portfolio were energy, industrials, and health care. The energy sector, while slightly overweight, lost –46% compared to –35% for the Index. The three largest weights, Chevron Corporation, Exxon Mobile Corporation, and Royal Dutch Shell PLC, performed relatively well, losing –18%, –13%, and –17%, respectively. However, the portfolio held eight smaller positions that declined more than –50% over the period.

The industrials sector was slightly overweight and performed worse than the benchmark, –45% versus –40%. The largest weighting, General Electric Company, lost –54%. The portfolio’s other large positions in the sector, Union Pacific Corporation and FedEx Corporation, declined –38% and –22%, respectively.

Health care pulled down relative performance, –30% to –23% for the benchmark, even though it was an underweight sector. The sector, consisting of 8% of total portfolio assets, was diversified over the period using 20 different securities. Several securities, Hospira, Inc., Covidien, Ltd., and Merck & Company, Inc., each lost between –30% and –40%.

Market Outlook

Our bottom-up approach looks at market uncertainty in the context of the potential long-term impact on individual companies. We are maintaining flexibility in the portfolios to take advantage of these opportunities as they arise. Our focus is on identifying companies with the ability to be substantially better over the next three to five years or have the potential to maintain their return on capital at current levels in a difficult economic environment. We are confident in our ability to find these companies and we are pleased with the positions we own today.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

James Schier, Portfolio Manager

Mark A. Mitchell, Portfolio Manager

[1]	Fee waivers and/or reimbursements reduce Series expenses and in the absence of such waiver the performance quoted would be reduced.

Series O
Performance Summary	(All Cap Value Series)
December 31, 2008	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series O (All Cap Value Series) on December 31, 1998, and reflects the fees and expenses of Series O. The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance. The Russell 3000 Index measures the performance of the broad value segment of the U.S equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forcasted growth values. The Russell 3000 Value Index replaced the S&P 500 Index as the Series’ primary benchmark effective August 18, 2008, to provide a more meaningful comparison of the Series’ performance in light of the investment strategies that it employs.

Average Annual Returns

Periods Ended 12-31-08[1]	1 Year	5 Years	10 Years
Series O	(38.43)%	(2.24)%	1.34%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Consumer Discretionary	10.60%
Consumer Staples	9.89
Energy	11.29
Financials	15.21
Health Care	7.69
Industrials	19.79
Information Technology	9.80
Materials	6.58
Telecommunication Services	1.10
Utilities	4.66
Cash & Other Assets, Less Liabilities	3.39
Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Series O
Performance Summary	(All Cap Value Series)
December 31, 2008	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008[1]	Expenses Paid During Period[2]
Series O (All Cap Value Series)
Actual	$1,000.00	$715.21	$4.14
Hypothetical	1,000.00	1,020.31	4.88

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2008 to December 31, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2008 to December 31, 2008 was (28.48%).

[2]

Expenses are equal to the Series annualized expense ratio of 0.96%, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Schedule of Investments	Series O
December 31, 2008	(All Cap Value Series)

	Shares	Value
COMMON STOCKS—96.6%
Aerospace & Defense—2.2%
United Technologies Corporation	65,100	$3,489,360

Air Freight & Logistics—2.7%
FedEx Corporation	66,200	4,246,730

Apparel Retail—0.8%
Brown Shoe Company, Inc.	74,900	634,403
Chico’s FAS, Inc.*	84,570	353,503
Talbots, Inc.	85,500	204,345

		1,192,251

Apparel, Accessories & Luxury Goods—0.6%
Fossil, Inc.*	19,400	323,980
Maidenform Brands, Inc.*	37,600	381,640
Oxford Industries, Inc.	21,700	190,309

		895,929

Application Software—0.0%
EPIQ Systems, Inc.*	1,886	31,515

Biotechnology—0.0%
Combinatorx, Inc.*	100,100	62,062

Building Products—1.1%
Trex Company, Inc.*	34,800	572,808
USG Corporation*	135,600	1,090,224

		1,663,032

Coal & Consumable Fuels—0.5%
Evergreen Energy, Inc.*	286,300	83,027
USEC, Inc.*	165,700	743,993

		827,020

Communications Equipment—0.5%
Symmetricom, Inc. 1,*	216,100	853,595

Computer Hardware—1.9%
Hewlett-Packard Company	82,700	3,001,183

Computer Storage & Peripherals—0.2%
STEC, Inc.*	83,000	353,580

Construction & Engineering—1.5%
Insituform Technologies, Inc.*	69,800	1,374,362
URS Corporation*	23,200	945,864

		2,320,226

Construction Materials—2.9%
Eagle Materials, Inc.	26,100	480,501
Vulcan Materials Company	58,000	4,035,640

		4,516,141

Consumer Finance—1.9%
Capital One Financial Corporation	69,500	2,216,355
First Marblehead Corporation*	644,745	831,721

		3,048,076

Data Processing & Outsourced Services—4.7%
Affiliated Computer Services, Inc.*	32,900	1,511,755
Computer Sciences Corporation*	55,400	1,946,756
Gevity HR, Inc.	36,400	54,964
Western Union Company	254,100	3,643,794

		7,157,269

Department Stores—2.7%
JC Penney Company, Inc.	216,700	4,268,990

Diversified Banks—2.6%
Wells Fargo & Company	135,600	3,997,488

Diversified Chemicals—0.9%
Dow Chemical Company	94,000	1,418,460

Drug Retail—2.1%
CVS Caremark Corporation	116,200	3,339,588

Electric Utilities—4.3%
Allete, Inc.	17,598	567,887
Edison International	127,200	4,085,664
Great Plains Energy, Inc.	46,900	906,577
Northeast Utilities	22,500	541,350
Westar Energy, Inc.	25,400	520,954

		6,622,432

Electrical Components & Equipment—0.3%
Power-One, Inc.1,*	432,100	514,199

Electronic Manufacturing Services—1.6%
Maxwell Technologies, Inc.1,*	119,700	606,879
Tyco Electronics, Ltd.	115,600	1,873,876

		2,480,755

Forest Products—0.1%
Louisiana-Pacific Corporation	78,700	122,772

Gas Utilities—0.4%
Atmos Energy Corporation	28,500	675,450

Health Care Equipment—2.9%
Aspect Medical Systems, Inc.*	50,300	169,511
Covidien, Ltd.	49,500	1,793,880
Hospira, Inc.*	91,000	2,440,620

		4,404,011

Health Care Facilities—0.2%
Community Health Systems, Inc.*	24,000	349,920

Health Care Services—2.0%
Medco Health Solutions, Inc.*	53,300	2,233,803
Pediatrix Medical Group, Inc.*	17,500	554,750
Providence Service Corporation*	17,500	25,375
RehabCare Group, Inc.*	18,370	278,489

		3,092,417

Highways & Railtracks—0.1%
Quixote Corporation[1]	26,100	169,650

Home Furnishings—0.5%
Leggett & Platt, Inc.	51,200	777,728

Home Improvement Retail—3.6%
Lowe’s Companies, Inc.	270,700	5,825,464

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series O
December 31, 2008	(All Cap Value Series)

	Shares	Value
COMMON STOCKS—96.6% (continued)
Human Resource & Employment Services—0.3%
Administaff, Inc.	24,100	$521,524

Hypermarkets & Super Centers—2.5%
Wal-Mart Stores, Inc.	69,600	3,901,776

Industrial Conglomerates—2.9%
General Electric Company	189,700	3,073,140
McDermott International, Inc.*	149,100	1,473,108

		4,546,248

Industrial Machinery—1.7%
Dover Corporation	30,100	990,892
Harsco Corporation	17,200	476,096
Parker Hannifin Corporation	27,600	1,174,104

		2,641,092

Integrated Oil & Gas—5.6%
Chevron Corporation	41,200	3,047,564
ConocoPhillips	45,900	2,377,620
Exxon Mobil Corporation	39,700	3,169,251

		8,594,435

Integrated Telecommunication Services—1.1%
Windstream Corporation	188,000	1,729,600

Investment Banking & Brokerage—0.3%
Merrill Lynch & Company, Inc.	3,253	37,865
Merrill Lynch & Company, Inc. Restricted Common Stock2,*	40,093	443,348

		481,213

Managed Health Care—0.6%
Aetna, Inc.	35,100	1,000,350

Movies & Entertainment—2.2%
Time Warner, Inc.	335,900	3,379,154

Multi-Line Insurance—0.8%
American Financial Group, Inc.	57,600	1,317,888

Oil & Gas Drilling—0.5%
Helmerich & Payne, Inc.	33,500	762,125

Oil & Gas Equipment & Services—1.4%
Global Industries, Ltd.*	142,200	496,278
Halliburton Company	94,800	1,723,464

		2,219,742

Oil & Gas Exploration & Production—1.8%
Chesapeake Energy Corporation	85,700	1,385,769
Goodrich Petroleum Corporation*	9,100	272,545
Gulfport Energy Corporation*	31,900	126,005
Newfield Exploration Company*	16,600	327,850
PetroHawk Energy Corporation*	47,800	747,114

		2,859,283

Oil & Gas Storage & Transportation—1.5%
Southern Union Company	50,900	663,736
Williams Companies, Inc.	121,300	1,756,424

		2,420,160

Other Diversified Financial Services—2.0%
JPMorgan Chase & Company	99,000	3,121,470

Packaged Foods & Meats—2.6%
Hormel Foods Corporation	42,100	1,308,468
JM Smucker Company	23,300	1,010,288
Smithfield Foods, Inc.*	47,900	673,953
TreeHouse Foods, Inc.*	37,000	1,007,880

		4,000,589

Paper Packaging—1.1%
Bemis Company, Inc.	44,500	1,053,760
Sonoco Products Company	29,900	692,484

		1,746,244

Paper Products—0.4%
Schweitzer-Mauduit International, Inc.	32,400	648,648

Pharmaceuticals—2.0%
Schering-Plough Corporation	184,500	3,142,035

Property & Casualty Insurance—6.6%
Alleghany Corporation*	3,500	987,000
Assured Guaranty, Ltd.	51,200	583,680
Berkshire Hathaway, Inc. (Cl.B)*	1,766	5,675,923
Employers Holdings, Inc.	33,000	544,500
Hanover Insurance Group, Inc.	27,900	1,198,863
United America Indemnity, Ltd.*	30,200	386,862
W.R. Berkley Corporation	30,900	957,900

		10,334,728

Railroads—2.7%
Kansas City Southern*	15,200	289,560
Union Pacific Corporation	81,300	3,886,140

		4,175,700

Regional Banks—1.0%
Wilmington Trust Corporation	68,640	1,526,554

Research & Consulting Services—3.4%
Equifax, Inc.	153,600	4,073,473
ICF International, Inc.*	28,100	690,417
Navigant Consulting, Inc.*	49,700	788,739

		5,552,629

Restaurants—0.2%
Red Robin Gourmet Burgers, Inc.*	15,200	255,816

Security & Alarm Services—0.5%
GeoEye, Inc.*	38,400	738,432

Semiconductors—0.9%
IXYS Corporation[1]	177,900	1,469,454

Specialty Chemicals—1.2%
Rohm & Haas Company	27,000	1,668,330

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series O
December 31, 2008	(All Cap Value Series)

	Shares	Value
COMMON STOCKS—96.6% (continued)
Specialty Chemicals—1.2% (continued)
Zoltek Companies, Inc.*	20,400	$183,396

		1,851,726

Tobacco—2.7%
Philip Morris International, Inc.	97,500	4,242,225

Trucking—0.3%
Saia, Inc.*	39,000	423,540

TOTAL COMMON STOCKS (cost $211,309,986)		$151,321,673

Total Investments—96.6% (cost $211,309,986)		$151,321,673
Cash & Other Assets, Less Liabilities—3.4%		5,312,273

Total Net Assets—100.0%		$156,633,946

For federal income tax purposes the identified cost of investments owned at December 31, 2008 was $211,424,688.

*	Non-income producing security
[1]	Security is deemed illiquid. The total market value of illiquid securities is $3,613,777 (cost $5,904,485), or 2.3% of total net assets.
[2]	Security is restricted from resale. See Note 6 in the notes to financial statements.

The accompanying notes are an integral part of the financial statements

Series O
(All Cap Value Series)

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments, at value*	$151,321,673
Cash	2,413,649
Receivables:
Fund shares sold	150,905
Securities sold	2,772,533
Dividends	335,037
Security Investors	9,995
Prepaid expenses	4,485

Total assets	157,008,277

Liabilities:

Payable for:
Fund shares redeemed	215,019
Written options, at value (premiums received $45,995)	775
Management fees	90,079
Administration fees	12,555
Transfer agent/maintenance fees	2,083
Custodian fees	6,827
Directors’ fees	5,352
Professional fees	32,141
Other fees	9,500

Total liabilities	374,331

Net assets	$156,633,946

Net assets consist of:
Paid in capital	$230,956,576
Undistributed net investment income	4,037,889
Accumulated net realized loss on sale of investments and foreign currency transactions	(18,417,426)
Net unrealized depreciation in value of investments and translation of assets and liabilities in foreign currencies	(59,943,093)

Net assets	$156,633,946

Capital shares authorized	unlimited
Capital shares outstanding	10,883,498
Net asset value per share (net assets divided by shares outstanding)	$14.39

*Investments, at cost	$211,309,986

Statement of Operations

For Year Ended December 31, 2008

Investment Income:
Dividends (net of foreign withholding tax $5,186)	$6,430,012
Interest	213,011

Total investment income	6,643,023

Expenses:
Management fees	2,178,000
Administration fees	229,153
Transfer agent/maintenance fees	25,280
Custodian fees	35,209
Directors’ fees	19,332
Professional fees	59,990
Reports to shareholders	30,581
Other	13,910

Total expenses	2,591,455
Less:
Reimbursement of expenses	(42,237)
Earnings credits applied	(1,318)

Net expenses	2,547,900

Net investment income	4,095,123

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(17,151,275)
Foreign currency transactions	(55,590)

Net realized loss	(17,206,865)

Net unrealized appreciation (depreciation) during the year on:
Investments	(94,267,366)
Options written	45,220
Translation of assets and liabilities in foreign currencies	(4,580)

Net unrealized depreciation	(94,226,726)

Net realized and unrealized loss	(111,433,591)

Net decrease in net assets resulting from operations	$(107,338,468)

The accompanying notes are an integral part of the financial statements

Series O
Statement of Changes in Net Assets	(All Cap Value Series)

	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (decrease) in net assets from operations:
Net investment income	$4,095,123	$4,351,598
Net realized gain (loss) during the year on investments and foreign currency transactions	(17,206,865)	25,059,156
Net unrealized depreciation during the year on investments and translation of assets and liabilities in foreign currencies	(94,226,726)	(20,698,057)

Net increase (decrease) in net assets resulting from operations	(107,338,468)	8,712,697

Capital share transactions:
Proceeds from sale of shares	128,467,594	81,132,971
Cost of shares redeemed	(152,728,104)	(96,662,088)

Net decrease from capital share transactions	(24,260,510)	(15,529,117)

Net decrease in net assets	(131,598,978)	(6,816,420)

Net assets:
Beginning of year	288,232,924	295,049,344

End of year	$156,633,946	$288,232,924

Undistributed net investment income at end of year	$4,037,889	$4,349,961

Capital share activity:
Shares sold	6,181,412	3,414,048
Shares redeemed	(7,629,934)	(4,064,045)

Total capital share activity	(1,448,522)	(649,997)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series O
Selected data for each share of capital stock outstanding throughout each year	(All Cap Value Series)

	2008[a,b]	2007	2006	2005	Year Ended December 31, 2004
Per Share Data
Net asset value, beginning of period	$23.37	$22.73	$19.13	$18.44	$16.14

Income (loss) from investment operations:
Net investment income[c]	0.34	0.34	0.31	0.23	0.21
Net gain (loss) on securities (realized and unrealized)	(9.32)	0.30	3.29	0.46	2.12

Total from investment operations	(8.98)	0.64	3.60	0.69	2.33

Less distributions:
Dividends from net investment income	—	—	—	—	(0.03)

Total distributions	—	—	—	—	(0.03)

Net asset value, end of period	$14.39	$23.37	$22.73	$19.13	$18.44

Total Return[d]	(38.43)%	2.82%	18.82%	3.74%	14.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$156,634	$288,233	$295,049	$259,728	$240,833

Ratios to average net assets:
Net investment income	1.72%	1.42%	1.41%	1.29%	1.31%
Total expenses[e]	1.09%	1.14%	1.15%	1.15%	1.13%
Net expenses[f]	1.07%	1.14%	1.15%	1.15%	1.13%
Net expenses prior to custodian earnings credits and net of expense waivers	1.07%	1.14%	1.15%	1.15%	1.13%

Portfolio turnover rate	124%[g]	25%	18%	20%	20%

[a]	Security Global Investors, LLC (SGI) became the advisor of Series O effective August 15, 2008. Prior to August 15, 2008, SGI paid T.Rowe Price for subadvisory services.
[b]	Effective August 15, 2008 the Series name became All Cap Value Series. Prior to August 15, 2008 the Series was known as the Equity Income Series.
[c]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[d]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[e]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and earnings credits, as applicable.
[f]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.
[g]	Significant variation in the portfolio turnover rate is due to Investment Manager’s appointment of new portfolio managers for the Series.

The accompanying notes are an integral part of the financial statements

Manager’s Commentary	Series P
February 16, 2009	(High Yield Series)

David Toussaint Senior Portfolio Manager

To Our Shareholders:

Series P of the SBL Fund—High Yield Series recorded a loss of –30.29% for the year ended December 31, 2008, lagging the –26.16% performance of its benchmark, the Barclays Capital High Yield Bond Index (formerly known as Lehman Brothers U.S. Corporate High Yield Bond Index), and falling short of the –25.06% return for the Series’ peer group.

The High Yield Series will primarily invest in a diversified portfolio consisting of a broad range of high yield, high-risk debt securities rated below the top four long-term credit rating categories and maintain a dollar-weighted average duration of 3 to 15 years.

The Series’ investment approach uses a bottom-up process in selecting high yield securities. We emphasize rigorous credit analysis and relative value in selecting securities. Credit analysis includes assessing factors such as an issuer’s management experience, its debt service coverage or ability to make interest payments on its debt, cash flow, and general economic and market factors. Relative value analysis compares the credit risk and yield of a security to that of other securities. We search for securities that appear to be inexpensive relative to comparable securities and securities that have the potential for an upgrade of their credit rating. A rating upgrade would typically increase the value of the security.

High Yield Market Review

The high yield market was hurt during the year as the credit and financial market turmoil caused investors to shun risk and seek higher quality securities. The effects of the Lehman bankruptcy, which froze credit markets, lingered in the fixed income markets. In October, the high yield market was down 16% followed by another 9% decline in November. Combined with the 8% loss in September, it was the worst 3-month performance period in high-yield history, losing approximately 1/3rd of its total value. The economy continues to weaken and trend downward as unemployment jumps and retail sales post the worst showing in six years, even as the Federal Reserve drastically reduced rates to the 0% to 0.25% range. Banks, brokerages, and hedge funds continue to de-leverage. The Federal government entered private markets to stabilize and support the financial system with liquidity and capital infusions into some of the country's largest companies as mergers of banks and brokerages occurred between firms such as Bank of America and Merrill Lynch.

Fund Performance

Due to tight credit spreads at the start of the year, the Series was in a defensive posture of higher quality, shorter duration issues. The market was not paying investors to take risk and extend to longer duration positions. The Series maintained its defensive position as the sub-prime mortgage issues worked their way through the financial system and credit markets deteriorated.

The Series’ core holdings in shorter maturity bonds provided solid income generation and stable current yields. These shorter maturity bonds are not as sensitive to credit spread movements. Therefore, as credit spreads widened during the year, these bonds lost less of their principal value compared to longer maturity bonds, while still collecting interest payments.

Within the financial sector, a few bonds helped to produce significant performance for the Series. A foreign bank, Doral Financial Corporation, was able to refinance a maturing bond and Fairfax Financial Holdings, a property casualty insurer, generated strong profits. Also contributing to performance, the Series was able to benefit by avoiding numerous pitfalls. The consumer cyclical sector’s bonds in the Series outperformed the benchmark by holding steady performers and by avoiding homebuilding and building materials companies as these companies struggled due to the housing slowdown.

The communications sector had a negative impact on the Series due to security selection in a newspaper publisher, Morris Publishing, and a radio broadcasting company, Cumulus Media, as the slowing economy caused advertising revenue to weaken.

Market Outlook

As we enter 2009, we continue a defensive position while looking for opportunities. In mid-December, the Barclays Capital U.S. Corporate High Yield Bond Index reached a record-high 1,900 basis points spread over U.S. Treasuries while yielding 22.5%, also a record. Overall,

Manager’s Commentary	Series P
February 16, 2009	(High Yield Series)

securities currently trade around 63 cents on the dollar, well below the previous low of 77 cents in 2000. Current values are looking attractive from a historical valuation and risk perspective even though defaults are expected to be at record levels in 2009. In light of historic valuations, we are adding to existing positions at lower prices and concentrating on identifying larger, more established names that should be able to weather the current economic storm

We appreciate your business and thank you for being an investor in the Series.

Sincerely,

David Toussaint, Portfolio Manager

Series P
Performance Summary	(High Yield Series)
December 31, 2008	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series P (High Yield Series) on December 31, 1998 and reflects the fees and expenses of Series P. The Barclays Capital U.S. Corporate High Yield Bond Index (formerly known as Lehman Brothers U.S. Corporate High Yield Bond Index) is an unmanaged index that tracks below investment grade bonds.

Average Annual Returns

Periods Ended 12-31-08[1]	1 Year	5 Years	10 Years
Series P	(30.29)%	(1.64)%	1.60%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Comparison by Quality Ratings

(Based on Standard & Poor’s Ratings)

AA	0.01%
A	1.04
BBB	3.86
BB	22.71
B	30.99
CCC	9.93
CC	0.40
C	0.24
D	2.03
NR	3.44
Common Stocks	0.05
Preferred Stocks	1.66
Repurchase Agreement	20.46
Cash & Other Assets, Less Liabilities	3.18
Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Series P
Performance Summary	(High Yield Series)
December 31, 2008	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008[1]	Expenses Paid During Period[2]
Series P (High Yield Series)
Actual	$1,000.00	$708.33	$4.04
Hypothetical	1,000.00	1,020.41	4.77

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2008 to December 31, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2008 to December 31, 2008 was (29.17%).

[2]

Expenses are equal to the Series annualized expense ratio of 0.94%, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Schedule of Investments	Series P
December 31, 2008	(High Yield Series)

	Shares	Value
COMMON STOCKS—0.1%
Air Freight & Logistics—0.0%
Atlas Air Worldwide Holdings, Inc.*	57	$1,071

Airlines—0.1%
Delta Air Lines, Inc.*	2,110	24,180

Broadcasting—0.0%
Adelphia Recovery Trust*	5,270	66

Cable & Satellite—0.0%
Time Warner Cable, Inc.*	304	6,515

Electronic Manufacturing Services—0.0%
Viasystems Group, Inc.*	1,207	9,958

Health Care Equipment—0.0%
MEDIQ, Inc.1,*	92	1

Mortgage REIT’s—0.0%
Bimini Capital Management, Inc.1,*	30,450	1,066
HomeBanc Corporation1,2,*	30,000	—

		1,066

TOTAL COMMON STOCKS (cost $746,358)		$42,857

	Principal Amount	Value
CONVERTIBLE BONDS—2.0%
Health Care Services—0.6%
Aspect Medical Systems, Inc.
2.50%, 2014	$725,000	$290,906
Invacare Corporation
4.13%, 2027	350,000	238,826

		529,732

Metals & Minerals—0.6%
USEC, Inc.
3.00%, 2014	1,100,000	463,375

Telecommunications—0.8%
Nextel Communications, Inc.
5.25%, 2010	750,000	649,688

TOTAL CONVERTIBLE BONDS (cost $2,877,615)		$1,642,795

	Principal Amount	Value
CORPORATE BOND—67.7%
Aerospace & Defense—1.8%
Esterline Technologies Corporation
7.75%, 2013[3]	610,000	530,700
Vought Aircraft Industries, Inc.
8.00%, 2011	1,450,000	978,750

		1,509,450

Airlines—2.7%
Continental Airlines, Inc.
8.31%, 2011	438,705	329,029
7.03%, 2011	289,905	168,145
Delta Air Lines, Inc.
7.90%, 2009[4]	75,000	1,406
7.71%, 2011	530,000	349,800
7.78%, 2012	1,642,408	1,420,683

		2,269,063

Automotive—2.5%
Dura Operating Corporation
8.63%, 2012[1,2,4]	10,000	—
Ford Motor Credit Company LLC
9.20%, 2009[5]	300,000	289,500
General Motors Corporation
8.38%, 2033	1,150,000	201,250
Metaldyne Corporation
11.00%, 2012	1,000,000	106,300
Sonic Automotive, Inc.
8.63%, 2013	1,750,000	651,875
Tenneco, Inc.
8.63%, 2014	550,000	209,000
TRW Automotive, Inc.
7.25%, 2014[3,6]	1,250,000	637,500

		2,095,425

Banking—1.0%
FCB Capital Trust
8.05%, 2028	75,000	66,551
Progress Capital Trust I
10.50%, 2027	700,000	737,374
Western Financial Bank
9.63%, 2012	5,000	4,926

		808,851

Brokerage—1.3%
E*Trade Financial Corporation
8.00%, 2011	750,000	341,250
7.88%, 2015	2,150,000	774,000

		1,115,250

Chemicals—1.1%
CNA Holdings, Inc.
7.13%, 2009	225,000	212,513
Methanex Corporation
8.75%, 2012	5,000	4,400
PolyOne Corporation
6.52%, 2010	330,000	265,650
6.58%, 2011	625,000	404,687

		887,250

Communications—Other—0.1%
Deluxe Corporation
5.00%, 2012	100,000	55,000

Construction Machinery—2.6%
RSC Equipment Rental, Inc.
9.50%, 2014	2,450,000	1,347,500
United Rentals North America, Inc.
6.50%, 2012	1,000,000	790,000

		2,137,500

Consumer Products—0.1%
Hanesbrands, Inc.
5.70%, 2014[3,5]	150,000	105,750
Icon Health & Fitness
11.25%, 2012[2]	25,000	17,500

		123,250

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series P
December 31, 2008	(High Yield Series)

	Principal Amount	Value
CORPORATE BOND—67.7% (continued)
Distributors—0.1%
SemGroup, LP
8.75%, 2015[3,4,6]	$1,700,000	$59,500

Electric—2.3%
AES Red Oak LLC
8.54%, 2019	1,784,005	1,569,924
Dynegy Holdings, Inc.
7.75%, 2019	250,000	172,500
East Coast Power LLC
7.07%, 2012	68,891	73,191
GrafTech Finance, Inc.
10.25%, 2012	41,000	37,310
Westar Energy, Inc.
7.13%, 2009	90,000	89,183

		1,942,108

Environmental—0.4%
Casella Waste Systems, Inc.
9.75%, 2013	400,000	320,000

Financial—Other—0.5%
Harland Clarke Holdings Corporation
7.55%, 2015[5]	1,400,000	448,000

Financial Companies—Captive—1.0%
International Lease Finance Corporation
4.75%, 2009	900,000	837,923

Financial Companies—Noncaptive Consumer—1.7%
General Motors Acceptance Corporation
6.75%, 2014	650,000	444,370
8.00%, 2031	1,350,000	789,884
Residential Capital LLC
8.88%, 2015	1,300,000	221,000

		1,455,254

Food & Beverage—2.2%
Constellation Brands, Inc.
7.25%, 2017	500,000	472,500
Dole Food Company, Inc.
7.25%, 2010	400,000	279,000
8.88%, 2011	1,150,000	718,750
Harry & David Holdings, Inc.
9.00%, 2013	900,000	288,000
Land O’ Lakes, Inc.
8.75%, 2011	60,000	58,950

		1,817,200

Gaming—4.8%
Boyd Gaming Corporation
7.13%, 2016	800,000	472,000
Galaxy Entertainment Finance Company, Ltd.
9.88%, 2012[3,6]	1,575,000	693,000
Harrah’s Operating Company, Inc.
10.75%, 2016[3,6]	750,000	213,750
MGM Mirage
8.50%, 2010	15,000	12,600
8.38%, 2011	55,000	32,725
6.75%, 2012	625,000	437,500
6.75%, 2013[3]	250,000	167,500
7.63%, 2017	500,000	322,500
Mohegan Tribal Gaming Authority
7.13%, 2014	1,750,000	883,750
Pinnacle Entertainment, Inc.
7.50%, 2015	750,000	435,000
Station Casinos, Inc.
6.00%, 2012	925,000	185,000
Turning Stone Resort Casino Enterprise
9.13%, 2014[3,6]	150,000	114,000

		3,969,325

Health Care—3.5%
Coventry Health Care, Inc.
5.88%, 2012	400,000	293,732
6.13%, 2015	575,000	341,628
HCA, Inc.
6.50%, 2016	2,600,000	1,599,000
InvaCare Corporation
9.75%, 2015[3]	150,000	132,750
Johnsondiversey, Inc.
9.63%, 2012	5,000	4,100
US Oncology, Inc.
10.75%, 2014	675,000	550,125

		2,921,335

Home Construction—1.0%
Meritage Homes Corporation
7.00%, 2014	500,000	285,000
6.25%, 2015	1,000,000	530,000

		815,000

Independent Energy—1.5%
Forest Oil Corporation
7.25%, 2019	375,000	273,750
Hilcorp Energy I, LP
7.75%, 2015[3,6]	250,000	176,250
MarkWest Energy Partners, LP
8.50%, 2016	400,000	255,000
Plains Exploration & Production Company
7.00%, 2017	500,000	342,500
Range Resources Corporation
7.38%, 2013	75,000	65,438
Southwestern Energy Company
7.50%, 2018[3,6]	150,000	131,250
VeraSun Energy Corporation
9.38%, 2017[4]	250,000	30,000

		1,274,188

Industrial—Other—0.6%
Anixter International, Inc.
5.95%, 2015	250,000	162,500
Belden, Inc.
7.00%, 2017	300,000	225,000
Mobile Services Group, Inc.
9.75%, 2014	200,000	142,000

		529,500

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series P
December 31, 2008	(High Yield Series)

	Principal Amount	Value
CORPORATE BOND—67.7% (continued)
Insurance—Life—0.0%
USI Holdings Corporation
9.75%, 2015[3,6]	$100,000	$39,875

Insurance - Property & Casualty—2.2%
Fairfax Financial Holdings, Ltd.
7.75%, 2012	2,075,000	1,846,750

Media—Cable—0.7%
Cablevision Systems Corporation
8.33%, 2009[5]	250,000	249,375
CSC Holdings, Inc.
8.13%, 2009	25,000	24,875
8.13%, 2009	10,000	9,950
6.75%, 2012	325,000	297,375

		581,575

Media—Non Cable—3.5%
Block Communications, Inc.
8.25%, 2015[3,6]	1,125,000	742,500
Bonten Media Acquisition Company
9.00%, 2015[3,6]	100,000	30,000
CMP Susquehanna Corporation
9.88%, 2014	1,200,000	48,000
Fisher Communications, Inc.
8.63%, 2014	250,000	192,500
Historic TW, Inc.
9.13%, 2013	30,000	29,730
Idearc, Inc.
8.00%, 2016	650,000	48,750
Intelsat, Ltd.
7.63%, 2012	725,000	485,750
Morris Publishing Group LLC
7.00%, 2013[3]	1,625,000	146,250
Reader’s Digest Association, Inc.
9.00%, 2017	150,000	12,938
RH Donnelley Corporation
8.88%, 2016	650,000	97,500
8.88%, 2017	350,000	52,500
Satelites Mexicanos S.A. de CV
12.51%, 2011[5]	1,464,175	776,012
Univision Communications, Inc.
9.75%, 2015[3,6]	1,950,000	243,750

		2,906,180

Metals & Mining—2.7%
Asia Aluminum Holdings, Ltd.
8.00%, 2011[3,6]	2,800,000	868,000
FMG Finance Pty, Ltd.
10.63%, 2016[3,6]	1,050,000	609,000
Griffin Coal Mining Company Pty, Ltd.
9.50%, 2016[3,6]	1,400,000	469,000
Noble Group, Ltd.
6.63%, 2015[3,6]	550,000	313,500

		2,259,500

Natural Gas Pipelines—0.9%
Regency Energy Partners, LP
8.38%, 2013	1,105,000	756,925

Oil Field Services—0.3%
Pemex Project Funding Master Trust
7.88%, 2009	25,000	25,024
9.13%, 2010	10,000	10,525
Stallion Oilfield Services
9.75%, 2015[3,6]	700,000	182,000

		217,549

Packaging—0.8%
Ball Corporation
6.88%, 2012	250,000	247,500
Graham Packaging Company, Inc.
9.88%, 2014	625,000	384,375
Owens-Illinois, Inc.
7.50%, 2010	30,000	29,700

		661,575

Paper—2.5%
Georgia-Pacific LLC
7.13%, 2017[3,6]	325,000	273,000
Sino-Forest Corporation
9.13%, 2011[3,6]	2,275,000	1,820,000

		2,093,000

Refining—2.4%
Frontier Oil Corporation
6.63%, 2011	300,000	271,500
Tesoro Corporation
6.50%, 2017	2,250,000	1,234,688
United Refining Company
10.50%, 2012	850,000	493,000

		1,999,188

REIT’s—4.9%
American Real Estate Partners, LP
8.13%, 2012	2,185,000	1,682,449
7.13%, 2013	400,000	276,000
BF Saul Reit
7.50%, 2014	1,150,000	1,040,750
Reckson Operating Partnership, LP
7.75%, 2009	1,000,000	956,162

		3,955,361

Restaurants—0.1%
Seminole Hard Rock Entertainment, Inc.
4.50%, 2014[3,5,6]	150,000	76,125

Retailers—4.4%
Blockbuster, Inc.
9.00%, 2012	850,000	412,250
Duane Reade, Inc.
9.75%, 2011	1,300,000	689,000
General Nutrition Centers, Inc.
7.58%, 2014[5]	675,000	378,000
Michaels Stores, Inc.
11.38%, 2016	1,750,000	568,750
Neiman Marcus Group, Inc.
10.38%, 2015	1,450,000	623,500
PCA LLC
11.88%, 2009[1,2,4]	30,000	—
Saks, Inc.
9.88%, 2011	1,300,000	1,014,000

		3,685,500

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series P
December 31, 2008	(High Yield Series)

	Principal Amount	Value
CORPORATE BOND—67.7% (continued)
Services—1.0%
West Corporation
11.00%, 2016	$1,750,000	$813,750

Technology—4.9%
Amkor Technology, Inc.
9.25%, 2016	2,525,000	1,464,500
L-3 Communications Corporation
6.38%, 2015	250,000	233,750
NXP BV
9.50%, 2015	650,000	123,500
Seagate Technology HDD Holdings
6.80%, 2016	650,000	338,000
Sungard Data Systems, Inc.
10.63%, 2015[3,6]	600,000	513,000
Viasystems, Inc.
10.50%, 2011	2,000,000	1,450,000

		4,122,750

Telecommunications—Wireless—1.5%
iPCS, Inc.
6.44%, 2014[5]	400,000	244,000
MetroPCS Wireless, Inc.
9.25%, 2014	675,000	604,125
West Corporation
9.50%, 2014	800,000	440,000

		1,288,125

Telecommunications—Wirelines—0.2%
Qwest Corporation
7.88%, 2011	150,000	138,000

Tobacco—1.0%
Ingles Markets, Inc.
8.88%, 2011	1,000,000	870,000

Transportation Services— 0.9%
St. Acquisition Corporation
12.50%, 2017[3,6]	1,350,000	123,188
Travelport LLC
9.88%, 2014	1,400,000	525,000
US Shipping Partners, LP
13.00%, 2014[2]	625,000	93,750

		741,938

TOTAL CORPORATE BOND (cost $94,310,776)		$56,444,038

	Principal Amount	Value
PREFERRED STOCK—1.7%
Department Stores—0.3%
Sears Holdings Corporation
7.00%, 2042	6,510	55,132
7.40%, 2043	18,320	171,178

		226,310

Real Estate Investment Trusts—1.4%
Hospitality Properties Trust
7.00%, 2012	85,000	1,112,650

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corporation
8.38%, 2012	28,000	10,920
Federal National Mortgage Association
8.25%, 2010	28,000	23,240
4.38%, 2011	7,000	7,350

		41,510

TOTAL PREFERRED STOCK (cost $4,272,729)		$1,380,470

	Principal Amount	Value
SENIOR FLOATING RATE INTERESTS—4.2%
Automotive—0.7%
Delphi, Term Loan C
9.75%, 2009[5,7]	450,155	88,531
7.75%, 2009[7]	45,845	9,016
Ford Motor Company, Term Loan B
5.00%, 2013[5,7]	1,274,000	511,192

		608,739

Business Equipment & Services—2.5%
First Data Corporation, Initial B1 Term Loan
3.21%, 2014[5,7]	2,073,750	1,326,460
VNU, Term Loan
3.83%, 2013[5,7]	310,816	209,218
4.39%, 2013[5,7]	911,070	613,264

		2,148,942

Health Care—1.0%
DaVita, Inc., Term Loan B
5.27%, 2012[5,7]	12,472	10,842
6.32%, 2012[5,7]	26,996	23,467
5.39%, 2012[5,7]	279,267	242,764
1.97%, 2012[5,7]	494,324	429,708
2.96%, 2012[5,7]	107,985	93,870

		800,651

TOTAL SENIOR FLOATING RATE INTERESTS (cost $5,907,516)		$3,558,332

	Principal Amount	Value
FOREIGN BOND—0.1%
Tunisia—0.1%
Banque Centrale de Tunisie
7.38%, 2012	$80,000	$78,400

TOTAL FOREIGN BOND (cost $79,463)		$78,400

	Principal Amount	Value
FOREIGN GOVERNMENT BOND—0.5%
Chile—0.0%
Chile Government International Bond
7.13%, 2012	25,000	28,140

Mexico—0.4%
Mexico Government International Bond

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series P
December 31, 2008	(High Yield Series)

	Principal Amount	Value
FOREIGN GOVERNMENT BOND—0.5% (continued)
Mexico—0.4% (continued)
8.38%, 2011	$85,000	$91,800
7.50%, 2012	116,000	124,699

		216,499

Philippines—0.0%
Philippine Government International Bond
8.38%, 2009	30,000	30,000

Russia—0.1%
Russia Government International Bond
8.25%, 2010[3,6]	12,168	12,594
Russian Ministry of Finance
3.00%, 2011	80,000	76,245

		88,839

South Africa—0.0%
South Africa Government International Bond
7.38%, 2012	35,000	34,563

TOTAL FOREIGN GOVERNMENT BOND (cost $369,658)		$398,041

	Principal Amount	Value
REPURCHASE AGREEMENT—20.5%
UMB Financial Corp, 0.05%, dated 12/31/08, matures 1/02/09; repurchase amount $17,023,047 (Collateralized by FNMA, 5.40%, 10/24/12 & U.S. Treasury Note, 4.50%, 2/15/09 with values of $13,442,285 and $3,921,178 respectively)	$17,023,000	$17,023,000

TOTAL REPURCHASE AGREEMENT (cost $17,023,000)		$17,023,000

Total Investments—96.8% (cost $125,587,115)		$80,567,933
Cash & Other Assets, Less Liabilities—3.2%		2,650,988

Total Net Assets—100.0%		$83,218,921

For federal income tax purposes the identified cost of investments owned at December 31, 2008 was $125,144,761.

REIT	Real Estate Investment Trust

*	Non-income producing security
[1]	Security is deemed illiquid. The total market value of illiquid securities is $1,067 (cost $755,370), or 0.0% of total net assets.
[2]	Security was fair valued by the Valuation Committee at December 31, 2008. The total market value of fair valued securities amounts to $111,250, (cost $908,947) or 0.1% of total net assets.
[3]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $9,423,732 (cost $21,328,998), or 11.3% of total net assets.
[4]	Security is in default of interest and/or principal obligations.
[5]	Variable rate security. Rate indicated is rate effective at December 31, 2008.
[6]	Security was acquired through a private placement.
[7]	Security is a senior floating rate interest. See notes to financial statements.

The accompanying notes are an integral part of the financial statements

Series P
(High Yield Series)

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments, at value*	$63,544,933
Repurchase agreement, at value**	17,023,000
Cash	75,117
Receivables:
Fund shares sold	731,030
Interest	2,063,778
Prepaid expenses	2,604

Total assets	83,440,462

Liabilities:

Payable for:
Fund shares redeemed	89,933
Securities purchased	54,500
Management fees	46,096
Administration fees	8,839
Transfer agent/maintenance fees	2,083
Directors’ fees	1,678
Professional fees	14,712
Other fees	3,700

Total liabilities	221,541

Net assets	$83,218,921

Net assets consist of:
Paid in capital	$120,721,826
Undistributed net investment income	9,103,520
Accumulated net realized loss on sale of investments	(1,587,243)
Net unrealized depreciation in value of investments	(45,019,182)

Net assets	$83,218,921

Capital shares authorized	unlimited
Capital shares outstanding	6,226,155
Net asset value per share (net assets divided by shares outstanding)	$13.37

* Investments, at cost	$108,564,115
** Repurchase agreement, at cost	17,023,000

Statement of Operations

For Year Ended December 31, 2008

Investment Income:
Dividends	$285,783
Interest	9,230,484

Total investment income	9,516,267

Expenses:
Management fees	716,980
Administration fees	102,712
Transfer agent/maintenance fees	25,201
Custodian fees	9,720
Directors’ fees	7,679
Professional fees	19,236
Reports to shareholders	12,123
Other	4,920

Total expenses	898,571
Less:
Earnings credits applied	(45)

Net expenses	898,526

Net investment income	8,617,741

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(475,444)

Net realized loss	(475,444)

Net unrealized appreciation (depreciation) during the year on:
Investments	(39,644,244)

Net unrealized depreciation	(39,644,244)

Net realized and unrealized loss	(40,119,688)

Net decrease in net assets resulting from operations	$(31,501,947)

The accompanying notes are an integral part of the financial statements

Series P
Statement of Changes in Net Assets	(High Yield Series)

	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (decrease) in net assets from operations:
Net investment income	$8,617,741	$8,538,449
Net realized loss during the year on investments	(475,444)	(182,569)
Net unrealized depreciation during the year on investments	(39,644,244)	(6,161,486)

Net increase (decrease) in net assets resulting from operations	(31,501,947)	2,194,394

Capital share transactions:
Proceeds from sale of shares	102,209,457	86,289,967
Cost of shares redeemed	(102,789,673)	(79,327,389)

Net increase (decrease) from capital share transactions	(580,216)	6,962,578

Net increase (decrease) in net assets	(32,082,163)	9,156,972

Net assets:
Beginning of year	115,301,084	106,144,112

End of year	$83,218,921	$115,301,084

Undistributed net investment income at end of year	$9,103,520	$9,184,134

Capital share activity:
Shares sold	5,951,233	4,491,234
Shares redeemed	(5,738,109)	(4,128,501)

Total capital share activity	213,124	362,733

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series P
Selected data for each share of capital stock outstanding throughout each year	(High Yield Series)

	2008	2007	2006	2005	Year Ended December 31, 2004
Per Share Data
Net asset value, beginning of period	$19.18	$18.79	$16.90	$16.28	$14.71

Income (loss) from investment operations:
Net investment income[a]	1.57	1.38	0.90	1.09	1.12
Net gain (loss) on securities (realized and unrealized)	(7.38)	(0.99)	0.99	(0.47)	0.58

Total from investment operations	(5.81)	0.39	1.89	0.62	1.70

Less distributions:
Dividends from net investment income	—	—	—	—	(0.13)

Total distributions	—	—	—	—	(0.13)

Net asset value, end of period	$13.37	$19.18	$18.79	$16.90	$16.28

Total Return[b]	(30.29)%	2.08%	11.18%	3.81%	11.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$83,219	$115,301	$106,144	$77,971	$74,316

Ratios to average net assets:
Net investment income	9.02%	7.19%	7.24%	7.13%	7.08%
Total expenses[c]	0.94%	0.92%	0.93%	0.97%	0.94%
Net expenses[d]	0.94%	0.92%	0.93%	0.97%	0.94%
Net expenses prior to custodian earnings credits and net of expense waivers	0.94%	0.92%	0.93%	0.97%	0.94%

Portfolio turnover rate	33%	50%	52%	64%	63%

[a]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[c]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and earnings credits, as applicable.
[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

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Manager’s Commentary	Series Q
February 16, 2009	(Small Cap Value Series)

Subadviser, Wells Capital Management, Inc.

I. Charles Rinaldi

Portfolio Manager

To Our Shareholders:

For the year ended December 31, 2008 Series Q of the SBL Fund - Small Cap Value Series returned –38.58%, underperforming the Russell 2000 Index, which returned –33.79%. The Series was negatively impacted by its overweight to energy holdings that declined sharply in the second half of 2008.

Materials Top Performer

On the positive end, the Series’ overweight to the materials sector, specifically gold-mining companies, contributed positively to performance. As gold prices edged higher, shares of gold-mining companies outperformed, though with substantial volatility. Despite the volatility, we continue to believe in the long-term investment case for gold. With central banks around the globe printing money to inject into the financial system, currencies over time should weaken, thus bolstering the value of hard assets such as gold. Moreover, gold has historically served as a safe haven during times of financial crisis. Randgold Resources, Ltd., the top holding in the fund, finished up 19% during the period. Led by an experienced and proven executive in Mark Bristow, Randgold is highly disciplined and has had tremendous execution during the years that we’ve owned the stock. Given the state of global affairs and monetary policies, we think gold adds a prudent element to portfolio diversification.

Energy and Financials Disappoint

Given that economic growth is a key driver of energy demand, it is not surprising that energy stocks underperformed the broad market as the economy slid into a recession. However, the precipitous drop in energy shares in the second half of the period reflected market fears as much as deterioration in fundamentals. Forced selling by hedge funds and other institutional investors exacerbated the downward trend. Our energy thesis has always been rooted in the belief that a structural supply-and-demand imbalance exists in the industry. We continue to believe that secular dynamics for energy companies are positive and that the industry will generate above average growth over the coming decade. While the short-term industry fundamentals are clearly diminished due to slowing economic activity worldwide, valuations for energy companies are attractive at current levels.

The Series’ underweight to financials negatively impacted performance despite superior stock selection in the sector. Despite financials being at the root of the credit crisis, the sector in the benchmark outperformed the broad market due to the perception that smaller financial institutions are less exposed to losses and asset write-offs. While that maybe accurate to a degree, we note that credit quality continues to deteriorate across the industry and is spreading to land development loans, commercial real estate loans, and C&I loans (commercial & industrial). This does not bold well for the sector’s performance over the short and intermediate term. The strength of financials despite their deteriorating fundamentals made 2008 a difficult year for active managers to outperform given the Index’s concentration in financials.

The Series’ financials exposure mainly consist of high quality mortgage REITs whose business is investing in mortgage-back securities fully guaranteed by the U.S. government. With borrowing cost trending lower and the return on investments steady, the spread is widening, resulting in higher profits and rising dividends. The current payout for the group averages in the mid-teens. Annaly Capital Management, Inc., our largest holding in the group, is a well-managed company that has flourished in the current environment. Its stock was flat in a down market. Factoring in dividends, the stock had a positive total return that contributed strongly to relative performance. The balance of the Series’ financial exposure is in insurance companies that generally outperformed the broad market, thus resulting in strong stock selection in financials.

Market Outlook

Even though the market has endured a great deal in 2008, we continue to be cautious given the murky economic picture. The unfolding credit crisis will likely continue to pressure the market in 2009. Despite the negative short-term economic outlook, we are seeing attractive valuations in the market. We remain committed to our investment process that target companies across a wide range of industries and sectors. We believe this broad approach will continue to allow us to identify attractive investments for future years. We thank you for your investment and your confidence in our team.

Sincerely,

I. Charles Rinaldi

Portfolio Manager, Wells Capital Management

Series Q
Performance Summary	(Small Cap Value Series
December 31, 2008	(unaudited)

PERFORMANCE

$10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series Q (Small Cap Value Series) on May 1, 2000 (date of inception), and reflects the fees and expenses of Series Q. The Russell 2000 Index is a capitalization-weighted index that measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

Portfolio Composition by Sector

Consumer Discretionary	2.99%
Consumer Staples	3.15
Energy	20.55
Financials	16.28
Health Care	6.14
Industrials	13.65
Information Technology	7.43
Materials	16.50
Telecommunication Services	0.73
Exchange Traded Funds	2.12
Repurchase Agreement	9.64
Cash & Other Assets, Less Liabilities	0.82
Total Net Assets	100.00%

Average Annual Returns

Periods Ended 12-31-08[1]	1 Year	5 Years	Since Inception (5-1-00)
Series Q	(38.58)%	1.14%	8.01%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The accompanying notes are an integral part of the financial statements

Series Q
Performance Summary	(Small Cap Value Series)
December 31, 2008	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008[1]	Expenses Paid During Period[2]
Series Q (Small Cap Value Series)
Actual	$1,000.00	$620.62	$4.93
Hypothetical	1,000.00	1,019.05	6.14

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2008 to December 31, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2008 to December 31, 2008 was (37.94%).

[2]

Expenses are equal to the Series annualized expense ratio of 1.21%, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Schedule of Investments	Series Q
December 31, 2008	(Small Cap Value Series)

	Shares	Value
COMMON STOCKS—89.1%
Airlines—4.3%
Alaska Air Group, Inc.*	28,900	$845,325
Delta Air Lines, Inc.*	108,100	1,238,826
Lan Airlines S.A. ADR	35,900	288,995
UAL Corporation	127,300	1,402,846

		3,775,992

Apparel Retail—1.0%
Collective Brands, Inc.*	76,300	894,236

Application Software—0.3%
Symyx Technologies*	40,300	239,382

Automobile Manufacturers—0.0%
Fleetwood Enterprises, Inc.*	213,300	21,330

Biotechnology—0.2%
Infinity Pharmaceuticals, Inc.*	24,300	194,157

Broadcasting—0.7%
Citadel Broadcasting Corporation*	592,367	94,779
Discovery Communications, Inc.*	32,600	449,103
Entravision Communications Corporation*	22,400	34,944

		578,826

Casinos & Gaming—0.1%
Empire Resorts, Inc.*	42,300	46,107

Commodity Chemicals—0.6%
Calgon Carbon Corporation*	34,600	531,456

Communications Equipment—2.4%
3Com Corporation*	708,300	1,614,924
China GrenTech Corporation, Ltd. ADR*	82,700	99,240
MRV Communications, Inc.*	417,915	321,795
Powerwave Technologies, Inc.*	115,200	57,600

		2,093,559

Computer Hardware—0.3%
Cray, Inc.*	123,800	257,504

Computer Storage & Peripherals—1.8%
Intermec, Inc.*	117,200	1,556,416

Construction & Engineering—1.8%
Chicago Bridge & Iron Company N.V.	126,500	1,271,325
MasTec, Inc.*	20,500	237,390

		1,508,715

Construction & Farm Machinery & Heavy Trucks—0.3%
Terex Corporation*	12,700	219,964

Construction Materials—0.3%
U.S. Concrete, Inc.*	87,500	294,000

Diversified Chemicals—0.2%
Ashland, Inc.	17,400	182,874

Diversified Support Services—0.5%
Healthcare Services Group	25,155	400,719

Electrical Components & Equipment—1.1%
Encore Wire Corporation	5,000	94,800
GrafTech International, Ltd.*	80,900	673,088
Power-One, Inc.1,*	151,500	180,285

		948,173

Electronic Components—0.1%
Vishay Intertechnology, Inc.*	21,000	71,820

Electronic Equipment & Instruments—2.5%
Cognex Corporation	28,600	423,280
Coherent, Inc.*	37,500	804,375
OSI Systems, Inc.*	65,100	901,635

		2,129,290

Environmental & Facilities Services—1.8%
ABM Industries, Inc.	82,300	1,567,815

Exchange Traded Funds—2.1%
iShares Russell 2000 Value Index Fund	37,000	1,819,290

Gold—11.1%
Eldorado Gold Corporation*	84,100	668,595
Goldcorp, Inc.	122,900	3,875,037
Randgold Resources, Ltd. ADR	103,900	4,563,288
Yamana Gold, Inc.	49,800	384,456

		9,491,376

Health Care Equipment—0.6%
Hologic, Inc.*	20,900	273,163
Symmetry Medical, Inc.*	31,800	253,446

		526,609

Health Care Facilities—0.4%
Community Health Systems, Inc.*	21,900	319,302

Health Care Services—3.6%
Amedisys, Inc.*	16,000	661,440
Cross Country Healthcare, Inc.*	98,350	864,497
Gentiva Health Services, Inc.*	45,987	1,345,580
Healthways, Inc.*	21,100	242,228

		3,113,745

Health Care Supplies—0.9%
OraSure Technologies, Inc.*	208,000	765,440

Homebuilding—1.0%
Champion Enterprises, Inc.*	318,495	178,357
Palm Harbor Homes, Inc.*	63,500	316,230
Skyline Corporation	20,300	405,797

		900,384

Human Resource & Employment Services—0.2%
Kforce, Inc.*	21,000	161,280

Integrated Oil & Gas—2.1%
InterOil Corporation*	130,300	1,791,625

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series Q
December 31, 2008	(Small Cap Value Series)

	Shares	Value
COMMON STOCKS—89.1% (continued)
Integrated Telecommunication Services—0.7%
Cincinnati Bell, Inc.*	327,275	$631,641

Life Sciences Tools & Services—0.4%
Life Technologies Corporation*	3,098	72,214
MDS, Inc.	46,800	286,884

		359,098

Metal & Glass Containers—0.3%
Intertape Polymer Group, Inc.*	326,400	238,272

Mortgage REIT’s—10.6%
Annaly Capital Management, Inc.	200,300	3,178,760
Anworth Mortgage Asset Corporation	136,700	878,981
Capstead Mortgage Corporation	169,200	1,822,284
Chimera Investment Corporation	120,650	416,243
Hatteras Financial Corporation	47,700	1,268,820
MFA Mortgage Investments, Inc.	240,600	1,417,134

		8,982,222

Office Services & Supplies—0.2%
ACCO Brands Corporation*	52,800	182,160

Oil & Gas Drilling—2.8%
Helmerich & Payne, Inc.	49,800	1,132,950
Hercules Offshore, Inc.*	39,600	188,100
Parker Drilling Company*	71,600	207,640
Pride International, Inc.*	25,900	413,882
Transocean, Ltd.*	10,100	477,225

		2,419,797

Oil & Gas Equipment & Services—6.5%
Boots & Coots International Control, Inc.*	44,800	52,864
Global Industries, Ltd.*	307,375	1,072,739
Helix Energy Solutions Group, Inc.*	45,700	330,868
ION Geophysical Corporation*	31,500	108,045
Key Energy Services, Inc.*	121,235	534,646
Matrix Service Company*	9,700	74,399
Newpark Resources*	344,400	1,274,280
Oceaneering International, Inc.*	29,700	865,458
PHI, Inc.*	5,640	92,665
PHI, Inc. (Non Voting)*	34,900	488,949
Smith International, Inc.	4,200	96,138
Willbros Group, Inc.*	74,080	627,458

		5,618,509

Oil & Gas Exploration & Production—8.7%
Forest Oil Corporation*	38,800	639,812
Mariner Energy, Inc.*	27,100	276,420
McMoRan Exploration Company*	149,900	1,469,020
Newfield Exploration Company*	25,300	499,675
Noble Energy, Inc.	11,400	561,108
PetroHawk Energy Corporation*	25,500	398,565
Petroquest Energy, Inc.*	21,100	142,636
Pioneer Natural Resources Company	11,200	181,216
Range Resources Corporation	93,900	3,229,221

		7,397,673

Other Diversified Financial Services—0.1%
Highlands Acquisition Corporation*	12,600	115,290

Packaged Foods & Meats—1.8%
Del Monte Foods Company	222,100	1,585,794

Paper Products—0.9%
Wausau Paper Corporation	69,100	790,504

Personal Products—1.3%
Prestige Brands Holdings, Inc.*	106,000	1,118,300

Precious Metals & Minerals—0.2%
Apex Silver Mines, Ltd.[2],*	159,900	156,702

Property & Casualty Insurance—5.1%
Argo Group International Holdings, Ltd.*	46,400	1,573,888
First Acceptance Corporation*	26,500	76,850
Hilltop Holdings, Inc.*	78,390	763,519
Mercury General Corporation	25,400	1,168,146
NYMAGIC, Inc.	25,300	481,965
OneBeacon Insurance Group, Ltd.	27,800	290,232

		4,354,600

Publishing—0.2%
RH Donnelley Corporation*	110,200	40,774
Voyager Learning Company*	61,700	91,316

		132,090

Regional Banks—0.1%
Colonial BancGroup, Inc.	40,300	83,421

Research & Consulting Services—0.6%
Hill International, Inc.*	76,000	535,040

Residential REIT’s—0.5%
Sun Communities, Inc.	32,300	452,200

Security & Alarm Services—2.2%
Geo Group, Inc.*	105,560	1,903,247

Semiconductor Equipment—0.0%
LTX-Credence Corporation*	136,300	36,801

Specialty Chemicals—0.3%
OM Group, Inc.*	11,300	238,543

Steel—2.7%
Carpenter Technology Corporation	32,500	667,550
Steel Dynamics, Inc.	83,000	927,940
United States Steel Corporation	8,200	305,040
Webco Industries, Inc.*	4,745	355,875

		2,256,405

Trucking—0.6%
Covenant Transportation Group, Inc.*	32,500	65,325

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series Q
December 31, 2008	(Small Cap Value Series)

	Shares	Value
COMMON STOCKS—89.1% (continued)
Trucking—0.6% (continued)
YRC Worldwide, Inc.*	154,400	$443,128

		508,453

TOTAL COMMON STOCKS (cost $113,401,100)		$76,498,148

	Shares	Value
FOREIGN STOCKS—0.5%
Canada—0.5%
Air Canada*	13,100	$18,844
Trilogy Energy Trust	91,900	436,611

		455,455

TOTAL FOREIGN STOCKS (cost $1,336,727)		$455,455

	Principal Amount	Value
REPURCHASE AGREEMENT—9.6%
State Street, 0.01%, dated 12/31/08, matures 1/02/09; repurchase amount $8,283,590 (Collateralized by FHLMC, 9/17/09 with a value of $8,283,585)	$8,283,585	$8,283,585

TOTAL REPURCHASE AGREEMENT (cost $8,283,585)		$8,283,585

Total Investments—99.2% (cost $123,021,412)		$85,237,188
Cash & Other Assets, Less Liabilities—0.8%		707,251

Total Net Assets—100.0%		$85,944,439

For federal income tax purposes the identified cost of investments owned at December 31, 2008 was $123,635,909.

ADR	American Depositary Receipt

*	Non-income producing security
[1]	Security is deemed illiquid. The total market value of illiquid securities is $180,285 (cost $792,287), or 0.2% of total net assets.
[2]	Security is a PFIC (Passive Foreign Investment Company)

The accompanying notes are an integral part of the financial statements

Series Q
(Small Cap Value Series)

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments, at value*	$85,237,188
Cash	286,123
Receivables:
Fund shares sold	674,036
Securities sold	1,196,039
Dividends	332,224
Prepaid expenses	2,570

Total assets	87,728,180

Liabilities:

Payable for:
Fund shares redeemed	65,905
Securities purchased	1,612,904
Management fees	68,032
Administration fees	8,563
Transfer agent/maintenance fees	2,083
Custodian fees	2,525
Directors’ fees	1,600
Professional fees	16,129
Other fees	6,000

Total liabilities	1,783,741

Net assets	$85,944,439

Net assets consist of:
Paid in capital	$120,916,654
Undistributed net investment income	319,962
Undistributed net realized gain on sale of investments and foreign currency transactions	2,492,025
Net unrealized depreciation in value of investments and translation of assets and liabilities in foreign currencies	(37,784,202)

Net assets	$85,944,439

Capital shares authorized	unlimited
Capital shares outstanding	4,856,972
Net asset value per share (net assets divided by shares outstanding)	$17.70

* Investments, at cost	$123,021,412

Statement of Operations

For Year Ended December 31, 2008

Investment Income:
Dividends (net of foreign withholding tax $13,847)	$1,875,671
Interest	38,347

Total investment income	1,914,018

Expenses:
Management fees	1,347,358
Administration fees	135,559
Transfer agent/maintenance fees	25,186
Custodian fees	29,975
Directors’ fees	9,277
Professional fees	24,736
Reports to shareholders	17,129
Other	7,004

Total expenses	1,596,224
Less:
Earnings credits applied	(3,914)

Net expenses	1,592,310

Net investment income	321,708

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	1,097,338
Options written	1,901,181
Foreign currency transactions	(1,434)

Net realized gain	2,997,085

Net unrealized appreciation (depreciation) during the year on:
Investments	(64,674,201)
Options written	109,566
Translation of assets and liabilities in foreign currencies	(47)

Net unrealized depreciation	(64,564,682)

Net realized and unrealized loss	(61,567,597)

Net decrease in net assets resulting from operations	$(61,245,889)

The accompanying notes are an integral part of the financial statements

Series Q
Statement of Changes in Net Assets	(Small Cap Value Series)

	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (decrease) in net assets from operations:
Net investment income (loss)	$321,708	$(721,499)
Net realized gain during the year on investments and foreign currency transactions	2,997,085	26,605,357
Net unrealized depreciation during the year on investments and translation of assets and liabilities in foreign currencies	(64,564,682)	(9,960,349)

Net increase (decrease) in net assets resulting from operations	(61,245,889)	15,923,509

Capital share transactions:
Proceeds from sale of shares	51,961,281	81,333,559
Cost of shares redeemed	(71,641,951)	(90,238,003)

Net decrease from capital share transactions	(19,680,670)	(8,904,444)

Net increase (decrease) in net assets	(80,926,559)	7,019,065

Net assets:
Beginning of year	166,870,998	159,851,933

End of year	$85,944,439	$166,870,998

Undistributed net investment income at end of year	$319,962	$(312)

Capital share activity:
Shares sold	2,137,129	2,808,779
Shares redeemed	(3,071,142)	(3,133,435)

Total capital share activity	(934,013)	(324,656)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series Q
Selected data for each share of capital stock outstanding throughout each year	(Small Cap Value Series)

	2008	2007	2006	2005	Year Ended December 31, 2004
Per Share Data
Net asset value, beginning of period	$28.82	$26.14	$23.05	$20.13	$16.84

Income (loss) from investment operations:
Net investment income (loss)[a]	0.06	(0.12)	(0.09)	(0.11)	(0.12)
Net gain (loss) on securities (realized and unrealized)	(11.18)	2.80	3.18	3.03	3.53

Total from investment operations	(11.12)	2.68	3.09	2.92	3.41

Less distributions:
Distributions from realized gains	—	—	—	—	(0.12)

Total distributions	—	—	—	—	(0.12)

Net asset value, end of period	$17.70	$28.82	$26.14	$23.05	$20.13

Total Return[b]	(38.58)%	10.25%	13.41%	14.51%	20.37%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$85,944	$166,871	$159,852	$144,166	$112,133

Ratios to average net assets:
Net investment income (loss)	0.24%	(0.42)%	(0.36)%	(0.58)%	(0.68)%
Total expenses[c]	1.19%	1.18%	1.25%	1.22%	1.19%
Net expenses[d]	1.18%	1.18%	1.24%	1.22%	1.19%
Net expenses prior to custodian earnings credits and net of expense waivers	1.19%	1.18%	1.25%	1.22%	1.19%

Portfolio turnover rate	25%	42%	46%	37%	43%

[a]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[c]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and earnings credits, as applicable.
[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

Manager’s Commentary	Series V
February 16, 2009	(Mid Cap Value Series)

James P. Schier

Senior Portfolio Manager

To Our Shareholders:

Series V of the SBL Fund - Mid Cap Value Series posted a loss of –28.46%. However, the Series’ return was more than 300 basis points ahead of its benchmark and nearly 800 basis points better than peer competition. The Series’ benchmark, the Russell 2500 Value Index was down –31.99% while the Series’ median peer fund return declined –36.30%.

Our approach with the Mid Cap Value Series is to seek companies that can increase shareholders’ return on capital. We hold such companies over three to five years to capture long-term improvements in profitability.

The investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company.

Information Technology and Materials Top Performers

The strongest performing sectors in the portfolio were the information technology and materials sectors due to stock selection. The information technology sector had a significant overweight relative to the benchmark and held losses to –20%, far below the –45% plunge for the Index. The portfolio was underweight in the materials sector and benefited from stock selection as the –33% drop was less damaging than the benchmark’s –42% decline.

The portfolio had two leading companies in the information technology sector, Affiliated Computer Services, Inc. and IXYS Corporation. Each held a 3% position in the portfolio and finished the year with a positive gain.

In such a difficult environment, containing losses against the benchmark allows for better performance on a relative basis. Such was the case for the materials sector. The two largest holdings in the portfolio, Bemis Company, Inc. and Sonoco Products Company, lost –11% and –26%, respectively over the period. The returns were materially better than the –42% loss for the sector in the Index.

Energy and Health Care Disappoint

Energy was nearly a double weight in the portfolio, consisting of 11% of total assets. The hardest hit sector in the market during the calendar year, the holdings in the portfolio plunged –58%, more than the –51% loss in the benchmark. Surprisingly, portfolio holdings Arch Coal, Inc. and Consol Energy, Inc. posted positive gains. Unfortunately, these were the only holdings in the sector that did. Newfield Exploration Company lost –63%, USEC, Inc. –50%, and Helmerich & Payne, Inc. –43%, as few companies in the industry escaped the market’s pain.

The portfolio was underweight the Index in the health care sector, however, holdings posted a –59% loss, much worse than the –27% decline in the benchmark. The largest position in the sector over the period was Community Health Systems, Inc., which was down –60%. Other holdings in the sector pulling down portfolio performance were Pediatrix Medical Group, Inc., Aspect Medical Systems, Inc., and Combinatorx, Inc.

Market Outlook

We continue to pursue opportunities with a focus on bottom-up research rather than a macro forecast.

Our focus is on identifying companies with the ability to be substantially stronger over the next three to five years or have the potential to maintain their return on capital at current levels in a difficult economic environment. We ultimately look for companies that trade significantly below their intrinsic value. The portfolio continues to be overweight energy and information technology while being underweight financials.

On behalf of Security Global Investors, I would like to thank you for placing your trust and money with us. As always, we will continue to do our best to seek the potential available in small and mid capitalization companies.

Sincerely,

James P. Schier, Senior Portfolio Manager

Series V
Performance Summary	(Mid Cap Value Series)
December 31, 2008	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series V (Mid Cap Value Series) on December 31, 1998 and reflects the fees and expenses of Series V. The Russell 2500 Value Index is an unmanaged index that measures the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation.

Average Annual Returns

Periods Ended 12-31-08[1]	1 Year	5 Years	10 Years
Series V	(28.46)%	4.27%	11.19%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Consumer Discretionary	6.64%
Consumer Staples	8.65
Energy	8.62
Financials	18.58
Health Care	3.67
Industrials	16.81
Information Technology	14.47
Materials	7.50
Utilities	13.97
Convertible Bonds	0.95
Warrants	0.01
Cash & Other Assets, Less Liabilities	0.13
Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Series V
Performance Summary	(Mid Cap Value Series)
December 31, 2008	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008[1]	Expenses Paid During Period[2]
Series V (Mid Cap Value Series)
Actual	$1,000.00	$780.76	$4.12
Hypothetical	1,000.00	1,020.51	4.67

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2008 to December 31, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2008 to December 31, 2008 was (21.92%).

[2]

Expenses are equal to the Series annualized expense ratio of 0.92%, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Schedule of Investments	Series V
December 31, 2008	(Mid Cap Value Series)

	Shares	Value
COMMON STOCKS—99.0%
Aerospace & Defense—0.4%
Argon ST, Inc.*	57,475	$1,083,979

Apparel Retail—2.3%
Brown Shoe Company, Inc.	301,800	2,556,246
Chico’s FAS, Inc.*	583,800	2,440,284
Talbots, Inc.	407,300	973,447

		5,969,977

Apparel, Accessories & Luxury Goods—2.1%
Fossil, Inc.*	86,800	1,449,560
Maidenform Brands, Inc.*	247,500	2,512,125
Oxford Industries, Inc.	125,600	1,101,512

		5,063,197

Application Software—0.2%
EPIQ Systems, Inc.*	8,237	137,640
PLATO Learning, Inc.1,*	315,750	378,900

		516,540

Auto Parts & Equipment—0.0%
HydroGen Corporation 1,2,*	672,346	6,723

Biotechnology—0.1%
Combinatorx, Inc.*	298,400	185,008

Building Products—0.9%
Trex Company, Inc.*	132,100	2,174,366

Coal & Consumable Fuels—1.6%
Evergreen Energy, Inc.*	1,495,600	433,724
USEC, Inc.*	771,700	3,464,933

		3,898,657

Communications Equipment—1.3%
EF Johnson Technologies, Inc.1,*	404,000	541,360
Symmetricom, Inc.1,*	680,680	2,688,686

		3,230,046

Computer Storage & Peripherals—0.3%
STEC, Inc.*	144,650	616,209

Construction & Engineering—5.1%
Insituform Technologies, Inc.*	299,300	5,893,216
Quanta Services, Inc.*	162,700	3,221,460
URS Corporation*	84,820	3,458,111

		12,572,787

Construction Materials—1.0%
Eagle Materials, Inc.	128,800	2,371,208

Consumer Finance—0.3%
First Marblehead Corporation*	543,607	701,253

Data Processing & Outsourced Services—7.1%
Affiliated Computer Services, Inc.*	188,100	8,643,195
Computer Sciences Corporation*	233,000	8,187,620
Gevity HR, Inc.	366,200	552,962

		17,383,777

Electric Utilities—8.1%
Allete, Inc.	78,351	2,528,387
Empire District Electric Company	86,460	1,521,696
Great Plains Energy, Inc.	307,600	5,945,908
Northeast Utilities	141,700	3,409,302
Pepco Holdings, Inc.	137,500	2,442,000
Westar Energy, Inc.	192,100	3,939,971

		19,787,264

Electrical Components & Equipment—1.4%
Power-One, Inc.1,*	2,543,400	3,026,646
UQM Technologies, Inc.1,*	282,466	353,083

		3,379,729

Electronic Manufacturing Services—1.1%
Maxwell Technologies, Inc.1,*	553,600	2,806,752

Forest Products—0.3%
Louisiana-Pacific Corporation	399,600	623,376

Gas Utilities—1.5%
Atmos Energy Corporation	155,000	3,673,500

Health Care Equipment—0.3%
Aspect Medical Systems, Inc.*	203,500	685,795

Health Care Facilities—1.2%
Community Health Systems, Inc.*	207,900	3,031,182

Health Care Services—2.1%
Pediatrix Medical Group, Inc.*	107,500	3,407,750
Providence Service Corporation*	42,700	61,915
RehabCare Group, Inc.*	105,930	1,605,899

		5,075,564

Highways & Railtracks—0.6%
Quixote Corporation[1]	222,000	1,443,000

Home Furnishings—1.7%
Leggett & Platt, Inc.	270,300	4,105,857

Human Resource & Employment Services—0.8%
Administaff, Inc.[3]	93,900	2,031,996

Industrial Conglomerates—1.0%
McDermott International, Inc.*	249,200	2,462,096

Industrial Machinery—1.2%
Harsco Corporation	84,600	2,341,728
Thermoenergy Corporation1,*	1,271,793	572,307

		2,914,035

Mortgage REIT’s—0.0%
Bimini Capital Management, Inc.1,*	768,100	26,884

Multi-Line Insurance—1.9%
American Financial Group, Inc.[3]	205,250	4,696,120

Multi-Utilities—4.4%
NorthWestern Corporation	218,500	5,128,195
SCANA Corporation[3]	135,200	4,813,120
TECO Energy, Inc.	64,300	794,105

		10,735,420

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series V
December 31, 2008	(Mid Cap Value Series)

	Shares	Value
COMMON STOCKS—99.0% (continued)
Oil & Gas Drilling—1.4%
Helmerich & Payne, Inc.	154,550	$3,516,013

Oil & Gas Equipment & Services—1.3%
Global Industries, Ltd.*	893,300	3,117,617

Oil & Gas Exploration & Production—2.9%
Goodrich Petroleum Corporation*	32,700	979,365
Gulfport Energy Corporation*	249,600	985,920
Newfield Exploration Company4,*	108,600	2,144,850
PetroHawk Energy Corporation*	194,000	3,032,220

		7,142,355

Oil & Gas Refining & Marketing—0.0%
Nova Biosource Fuels, Inc.*	1,154,800	115,480

Oil & Gas Storage & Transportation—1.4%
Southern Union Company	255,100	3,326,504

Packaged Foods & Meats—8.7%
Del Monte Foods Company	196,000	1,399,440
Hormel Foods Corporation[3]	230,600	7,167,048
JM Smucker Company	133,500	5,788,560
Smithfield Foods, Inc.*	334,600	4,707,822
TreeHouse Foods, Inc.*	78,000	2,124,720

		21,187,590

Paper Packaging—4.4%
Bemis Company, Inc.	284,000	6,725,120
Sonoco Products Company	188,550	4,366,818

		11,091,938

Paper Products—1.3%
Schweitzer-Mauduit International, Inc.	154,400	3,091,088

Property & Casualty Insurance—9.5%
Alleghany Corporation*	14,937	4,212,234
Assured Guaranty, Ltd.[3]	157,100	1,790,940
Employers Holdings, Inc.	127,800	2,108,700
Hanover Insurance Group, Inc.	150,100	6,449,797
United America Indemnity, Ltd.*	111,740	1,431,389
W.R. Berkley Corporation	230,100	7,133,100

		23,126,160

Railroads—0.2%
Kansas City Southern*	25,000	476,250

Regional Banks—6.9%
Commerce Bancshares, Inc.[3]	115,080	5,057,766
First Horizon National Corporation[3]	188,805.8	1,995,677
Old National Bancorp[3]	72,350	1,313,876
Wilmington Trust Corporation	386,190	8,588,866

		16,956,185

Research & Consulting Services—2.8%
ICF International, Inc.*	137,800	3,385,746
Navigant Consulting, Inc.3,*	216,600	3,437,442

		6,823,188

Restaurants—0.5%
Red Robin Gourmet Burgers, Inc.*	66,500	1,119,195

Security & Alarm Services—1.3%
GeoEye, Inc.*	166,260	3,197,180

Semiconductor Equipment—0.9%
Ultratech, Inc.*	176,500	2,110,940

Semiconductors—3.6%
IXYS Corporation[1]	993,800	8,208,788
RF Micro Devices, Inc.*	724,600	565,188

		8,773,976

Specialty Chemicals—0.5%
Landec Corporation*	64,448	424,068
Zoltek Companies, Inc.*	84,500	759,655

		1,183,723

Trucking—1.1%
Old Dominion Freight Line, Inc.*	28,380	807,695
Saia, Inc.*	165,690	1,799,393

		2,607,088

TOTAL COMMON STOCKS (cost $350,973,931)		$242,214,767

	Shares	Value
WARRANTS—0.0%
Electric City Corporation
$1.00, 3/19/2009	3,333	1,920
Nova Biosource Fuels, Inc.
$2.40, 7/5/2011	369,350	23,892

TOTAL WARRANTS (cost $709,239)		$25,812

	Principal Amount	Value
CONVERTIBLE BONDS—0.9%
Electric Utilities—0.3%
Power-One, Inc.
8.00%, 2013[5,6]	$1,000,000	$847,810

Metals & Minerals—0.6%
USEC, Inc.
3.00%, 2014	3,500,000	1,474,375

TOTAL CONVERTIBLE BONDS (cost $4,500,000)		$2,322,185

Total Investments—99.9% (cost $356,183,170)		$244,562,764
Cash & Other Assets, Less Liabilities—0.1%		321,407

Total Net Assets—100.0%		$244,884,171

For federal income tax purposes the identified cost of investments owned at December 31, 2008 was $356,183,170.

*	Non-income producing security
[1]	Security is deemed illiquid. The total market value of illiquid securities is $20,053,129 (cost $51,859,717), or 8.2% of total net assets.

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series V
December 31, 2008	(Mid Cap Value Series)

[2]	Investment in an affiliated issuer. The total market value of affiliated issues is $6,723 (cost $2,571,575), or 0.0% of total net assets. See Note 7 in notes to financials.
[3]	Security is segregated as collateral for open written option contracts.
[4]	Portion of security is delayed in delivery due to executing broker’s bankruptcy declaration.
[5]	Security was acquired through a private placement.
[6]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $847,810 (cost $1,000,000), or 0.3% of total net assets.

The accompanying notes are an integral part of the financial statements

Series V
(Mid Cap Value Series)

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in unaffiliated issues, at value*	$244,556,041
Investments in affiliated issues, at value**	6,723

Total investments	244,562,764
Cash	1,925,757
Receivables:
Fund shares sold	218,736
Securities sold	518,661
Interest	26,983
Dividends	277,912
Prepaid expenses	6,598

Total assets	247,537,411

Liabilities:
Payable for:
Fund shares redeemed	145,238
Securities purchased	1,689,711
Written options, at value (premiums received $1,353,443)	583,085
Management fees	147,019
Administration fees	19,072
Transfer agent/maintenance fees	2,084
Custodian fees	2,745
Directors’ fees	8,559
Professional fees	41,377
Other fees	14,350

Total liabilities	2,653,240

Net assets	$244,884,171

Net assets consist of:
Paid in capital	$333,515,946
Undistributed net investment income	3,755,588
Undistributed net realized gain on sale of investments	18,462,685
Net unrealized depreciation in value of investments	(110,850,048)

Net assets	$244,884,171

Capital shares authorized	unlimited
Capital shares outstanding	7,185,136
Net asset value per share (net assets divided by shares outstanding)	$34.08

*Investments in unaffiliated issues, at cost	$353,611,595
**Investments in affiliated issues, at cost	2,571,575

Total cost	$356,183,170

Statement of Operations

For Year Ended December 31, 2008

Investment Income:
Dividends	$6,378,164
Interest	328,930

Total investment income	6,707,094

Expenses:
Management fees	2,444,876
Administration fees	311,463
Transfer agent/maintenance fees	25,199
Custodian fees	24,295
Directors’ fees	27,195
Professional fees	58,585
Reports to shareholders	40,605
Other	19,305

Total expenses	2,951,523
Less:
Earnings credits applied	(17)

Net expenses	2,951,506

Net investment income	3,755,588

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	16,288,118
Options written	2,156,861

Net realized gain	18,444,979

Net unrealized appreciation (depreciation) during the year on:
Investments	(127,649,774)
Options written	767,310

Net unrealized depreciation	(126,882,464)

Net realized and unrealized loss	(108,437,485)

Net decrease in net assets resulting from operations	$(104,681,897)

The accompanying notes are an integral part of the financial statements

Series V
Statement of Changes in Net Assets	(Mid Cap Value Series)

	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (decrease) in net assets from operations:
Net investment income	$3,755,588	$3,272,054
Net realized gain during the year on investments	18,444,979	104,209,879
Net unrealized depreciation during the year on investments	(126,882,464)	(97,356,058)

Net increase (decrease) in net assets resulting from operations	(104,681,897)	10,125,875

Capital share transactions:
Proceeds from sale of shares	69,838,112	122,735,639
Cost of shares redeemed	(129,483,458)	(170,920,635)

Net decrease from capital share transactions	(59,645,346)	(48,184,996)

Net decrease in net assets	(164,327,243)	(38,059,121)

Net assets:
Beginning of year	409,211,414	447,270,535

End of year	$244,884,171	$409,211,414

Undistributed net investment income at end of year	$3,755,588	$3,273,887

Capital share activity:
Shares sold	1,669,587	2,510,740
Shares redeemed	(3,074,205)	(3,481,740)

Total capital share activity	(1,404,618)	(971,000)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series V
Selected data for each share of capital stock outstanding throughout each year	(Mid Cap Value Series)

	2008	2007	2006	2005	Year Ended December 31, 2004
Per Share Data
Net asset value, beginning of period	$47.64	$46.78	$40.79	$35.10	$28.33

Income (loss) from investment operations:
Net investment income[a]	0.49	0.36	0.44	0.14	0.11
Net gain (loss) on securities (realized and unrealized)	(14.05)	0.50	5.55	5.55	7.39

Total from investment operations	(13.56)	0.86	5.99	5.69	7.50

Less distributions:
Dividends from net investment income	—	—	—	—	(0.01)
Distributions from realized gains	—	—	—	—	(0.72)

Total distributions	—	—	—	—	(0.73)

Net asset value, end of period	$34.08	$47.64	$46.78	$40.79	$35.10

Total Return[b]	(28.46)%	1.84%	14.66%	16.21%	26.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$244,884	$409,211	$447,271	$384,494	$307,536

Ratios to average net assets:
Net investment income	1.15%	0.73%	1.01%	0.44%	0.37%
Total expenses[c]	0.91%	0.89%	0.89%	0.90%	0.88%
Net expenses[d]	0.91%	0.89%	0.89%	0.90%	0.88%
Net expenses prior to custodian earnings credits and net of expense waivers	0.91%	0.89%	0.89%	0.90%	0.88%

Portfolio turnover rate	56%	45%	42%	29%	43%

[a]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[c]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and earnings credits, as applicable.
[d]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

Manager’s Commentary	Series X
February 16, 2009	(Small Cap Growth Series)

Joseph C. O’Connor

Portfolio Manager

To Our Shareholders:

Series X of the SBL Fund - Small Cap Growth Series declined –47.22% for the year, compared with a –38.54% drop in the Russell 2000 Growth Index.

Overall, 2008 was a year in which investors found few safe harbors. Most major sectors of the Index experienced declines of more than 30%, with some sectors losing over 50%. Hardest hit in this environment were companies with weak balance sheets that relied on excess leverage. Investors will remember the markets of 2008 for many years, and perhaps for decades, as one of the most turbulent periods in the modern history of equity markets.

Sector Review

Health care and financial stocks detracted most significantly from relative performance. We believed that these economic sectors were in a position to weather a U.S. consumer-led recession and a global commodities-led slowdown, and they did decline by less within our benchmark than the Index in aggregate. Nonetheless, poor stock selection led to relative losses for the portfolio. On the positive side, solid stock selection in the energy sectors where we had anticipated challenges, aided relative returns.

During the year, the health care sector detracted significantly from returns on both an absolute and relative basis. Key holdings included RTI Biologics, which performed poorly as the business was hampered by the macro economic environment.

While our relative overweighting in the financial services sector aided relative results, this benefit was more than offset by poor stock selection in the sector. We had particular trouble in the area of payments processing, which we had expected to be recession-resistant. Declines in two large holdings, Cardtronics and TNS, Inc., were primarily due to currency impacts and collateral damage from the consolidation and business failures in the financial services industry. In the case of Cardtronics, self-inflicted execution issues compounded the company’s troubles.

Market Outlook

During these challenging times, and always, we remain committed to our principles of investing in fast growing, high-margin companies with unique proprietary advantages and strong management teams. While the stock market punished all sectors and styles in the fourth quarter, our style was clearly not rewarded on an absolute basis. Nonetheless, we have not changed our investment process and we believe that, once the economy recovers and investment horizons lengthen, our fundamental research may be rewarded.

In this environment, we are finding an incredible number of exciting, fast-growing companies selling, in many cases, at extremely depressed valuations. In addition, historical data strongly suggests that small-cap stocks may outperform coming out of a period of economic weakness. These factors have resulted in our having many opportunities to buy stocks of attractive companies at low prices.

Above all, we are committed to focusing on our core expertise and investment process. As fellow investors in the strategy, we thank you for your long-term investment.

Sincerely,

Joseph C. O’Connor, Portfolio Manager

Series X
Performance Summary	(Small Cap Growth Series)
December 31, 2008	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series X (Small Cap Growth Series) on December 31, 1998 and reflects the fees and expenses of Series X. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Returns

Periods Ended 12-31-08[1]	1 Year	5 Years	10 Years
Series X	(47.22)%	(5.89)%	0.45%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Consumer Discretionary	12.69%
Consumer Staples	4.76
Energy	6.28
Financials	8.70
Health Care	14.35
Industrials	12.97
Information Technology	16.62
Materials	4.71
Telecommunication Services	1.54
Utilities	1.41
Exchange Traded Funds	10.18
Cash & Other Assets, Less Liabilities	5.79
Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Series X
Performance Summary	(Small Cap Growth Series)
December 31, 2008	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008[1]	Expenses Paid During Period[2]
Series X (Small Cap Growth Series)
Actual	$1,000.00	$647.77	$5.18
Hypothetical	1,000.00	1,018.85	6.34

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2008 to December 31, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2008 to December 31, 2008 was (35.22%).

[2]

Expenses are equal to the Series annualized expense ratio of 1.25%, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Schedule of Investments	Series X
December 31, 2008	(Small Cap Growth Series)

	Shares	Value
COMMON STOCKS—94.2%
Apparel, Accessories & Luxury Goods—2.5%
FGX International Holdings, Ltd. *	37,200	$511,128
Hanesbrands, Inc. *	19,000	242,250

		753,378

Application Software—2.9%
Informatica Corporation *	33,400	458,582
Solera Holdings, Inc. *	19,200	462,720

		921,302

Asset Management & Custody Banks—0.9%
Westwood Holdings Group, Inc.	9,200	261,372

Biotechnology—2.5%
GTx, Inc. *	18,200	306,488
Martek Biosciences Corporation	15,200	460,712

		767,200

Casinos & Gaming—3.1%
Penn National Gaming, Inc. *	20,200	431,876
WMS Industries, Inc. *	19,300	519,170

		951,046

Computer Storage & Peripherals—1.8%
QLogic Corporation *	41,200	553,728

Construction & Farm Machinery & Heavy Trucks—1.7%
Wabtec Corporation	13,000	516,750

Data Processing & Outsourced Services—1.7%
CSG Systems International, Inc. *	29,900	522,353

Diversified Chemicals—1.4%
Olin Corporation	22,900	414,032

Diversified Support Services—1.5%
Ritchie Bros Auctioneers, Inc.	20,600	441,252

Education Services—2.1%
Capella Education Company *	5,000	293,800
DeVry, Inc.	6,000	344,460

		638,260

Electric Utilities—1.4%
ITC Holdings Corporation	9,800	428,064

Electronic Equipment & Instruments—1.7%
Rofin-Sinar Technologies, Inc. *	24,500	504,210

Environmental & Facilities Services—1.8%
Clean Harbors, Inc. *	8,500	539,240

Exchange Traded Funds—10.2%
iShares Russell 2000 Growth Index Fund	60,600	3,082,116

Fertilizers & Agricultural Chemicals—2.0%
Agrium, Inc.	9,200	313,996
Terra Industries, Inc.	18,500	308,395

		622,391

Health Care Equipment—2.8%
NuVasive, Inc. *	7,950	275,468
Wright Medical Group, Inc. *	26,600	543,438

		818,906

Health Care Facilities—1.3%
Psychiatric Solutions, Inc. *	13,900	387,115

Health Care Services—2.4%
CardioNet, Inc. *	13,200	325,380
LHC Group, Inc. *	11,300	406,800

		732,180

Homebuilding—1.0%
KB Home	21,600	294,192

Household Products—1.3%
Church & Dwight Company, Inc.	7,000	392,840

Human Resource & Employment Services—2.0%
Watson Wyatt Worldwide, Inc.	12,600	602,532

Hypermarkets & Super Centers—1.3%
BJ’s Wholesale Club, Inc. *	11,800	404,268

Industrial Machinery—3.7%
Badger Meter, Inc.	19,000	551,380
CIRCOR International, Inc.	13,800	379,500
Thermoenergy Corporation 1,*	453,800	204,210

		1,135,090

Internet Software & Services—1.0%
Constant Contact, Inc. *	22,700	300,775

Investment Banking & Brokerage—2.7%
Knight Capital Group, Inc. *	20,100	324,615
Stifel Financial Corporation *	11,300	518,105

		842,720

IT Consulting & Other Services—1.3%
SRA International, Inc. *	22,000	379,500

Leisure Facilities—1.3%
Life Time Fitness, Inc. *	29,400	380,730

Life Sciences Tools & Services—1.9%
PerkinElmer, Inc.	22,300	310,193
Techne Corporation	4,300	277,436

		587,629

Managed Health Care—1.6%
Magellan Health Services, Inc. *	12,400	485,584

Multi-Line Insurance—2.7%
Assurant, Inc.	10,400	312,000

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series X
December 31, 2008	(Small Cap Growth Series)

	Shares	Value
COMMON STOCKS—94.2% (continued)
Multi-Line Insurance—2.7% (continued)
HCC Insurance Holdings, Inc.	18,600	$497,550

		809,550

Oil & Gas Equipment & Services—1.6%
Oil States International, Inc. *	11,600	216,804
Superior Energy Services, Inc. *	17,300	275,589

		492,393

Oil & Gas Exploration & Production—4.7%
Bill Barrett Corporation *	16,900	357,097
Comstock Resources, Inc. *	8,400	396,900
Goodrich Petroleum Corporation *	11,900	356,405
Petroquest Energy, Inc. *	44,300	299,468

		1,409,870

Packaged Foods & Meats—2.2%
Dean Foods Company *	18,000	323,460
Green Mountain Coffee Roasters, Inc. *	8,300	321,210

		644,670

Pharmaceuticals—1.9%
Perrigo Company	17,600	568,656

Property & Casualty Insurance—1.1%
ProAssurance Corporation *	6,100	321,958

Railroads—1.3%
Kansas City Southern *	20,400	388,620

Regional Banks—1.3%
TCF Financial Corporation	29,200	398,872

Research & Consulting Services—1.0%
FTI Consulting, Inc. *	6,800	303,824

Restaurants—2.7%
Burger King Holdings, Inc.	19,800	472,824
Red Robin Gourmet Burgers, Inc. *	21,000	353,430

		826,254

Semiconductor Equipment—0.6%
Tessera Technologies, Inc. *	16,000	190,080

Semiconductors—2.1%
Microsemi Corporation *	23,600	298,304
Silicon Laboratories, Inc. *	13,200	327,096

		625,400

Steel—1.3%
Haynes International, Inc. *	15,800	388,996

Systems Software—1.6%
Sybase, Inc. *	20,100	497,877

Technology Distributors—1.8%
Avnet, Inc. *	29,600	539,016

Wireless Telecommunication Services—1.5%
NII Holdings, Inc. *	25,600	465,408

TOTAL COMMON STOCKS (cost $27,203,600)		$28,532,199

Total Investments—94.2% (cost $27,203,600)		$28,532,199
Cash & Other Assets, Less Liabilities—5.8%		1,751,936

Total Net Assets—100.0%		$30,284,135

For federal income tax purposes the identified cost of investments owned at December 31, 2008 was $27,384,912.

*	Non-income producing security
[1]	Security is deemed illiquid. The total market value of illiquid securities is $204,210 (cost $222,362), or 0.7% of total net assets.

The accompanying notes are an integral part of the financial statements

Series X
(Small Cap Growth Series)

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments, at value*	$28,532,199
Cash	1,855,054
Receivables:
Fund shares sold	16,726
Dividends	7,016
Prepaid expenses	783

Total assets	30,411,778

Liabilities:
Payable for:
Fund shares redeemed	26,353
Securities purchased	56,490
Management fees	20,715
Administration fees	2,855
Transfer agent/maintenance fees	2,084
Custodian fees	2,117
Directors’ fees	600
Professional fees	11,429
Other fees	5,000

Total liabilities	127,643

Net assets	$30,284,135

Net assets consist of:
Paid in capital	$63,115,611
Accumulated net realized loss on sale of investments	(34,160,075)
Net unrealized appreciation in value of investments	1,328,599

Net assets	$30,284,135

Capital shares authorized	unlimited
Capital shares outstanding	2,820,892
Net asset value per share (net assets divided by shares outstanding)	$10.74

* Investments, at cost	$27,203,600

Statement of Operations

For Year Ended December 31, 2008

Investment Income:
Dividends	$123,431
Interest	91,171

Total investment income	214,602

Expenses:
Management fees	486,393
Administration fees	48,355
Transfer agent/maintenance fees	25,194
Custodian fees	20,425
Directors’ fees	3,128
Professional fees	15,133
Reports to shareholders	3,340
Other	3,464

Total expenses	605,432
Less:
Earnings credits applied	(856)

Net expenses	604,576

Net investment loss	(389,974)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(26,722,317)

Net realized loss	(26,722,317)

Net unrealized appreciation (depreciation) during the year on:
Investments	(3,538,566)

Net unrealized depreciation	(3,538,566)

Net realized and unrealized loss	(30,260,883)

Net decrease in net assets resulting from operations	$(30,650,857)

The accompanying notes are an integral part of the financial statements

Series X
Statement of Changes in Net Assets	(Small Cap Growth Series)

	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (decrease) in net assets from operations:
Net investment loss	$(389,974)	$(718,167)
Net realized gain (loss) during the year on investments	(26,722,317)	10,245,858
Net unrealized depreciation during the year on investments	(3,538,566)	(4,583,460)

Net increase (decrease) in net assets resulting from operations	(30,650,857)	4,944,231

Capital share transactions:
Proceeds from sale of shares	14,256,113	23,646,791
Cost of shares redeemed	(35,153,979)	(39,547,658)

Net decrease from capital share transactions	(20,897,866)	(15,900,867)

Net decrease in net assets	(51,548,723)	(10,956,636)

Net assets:
Beginning of year	81,832,858	92,789,494

End of year	$30,284,135	$81,832,858

Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	931,001	1,148,478
Shares redeemed	(2,130,808)	(1,943,531)

Total capital share activity	(1,199,807)	(795,053)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series X
Selected data for each share of capital stock outstanding throughout each year	(Small Cap Growth Series)

	2008[a]	2007	2006	2005	Year Ended December 31, 2004
Per Share Data
Net asset value, beginning of period	$20.35	$19.27	$18.33	$17.05	$14.55

Income (loss) from investment operations:
Net investment loss[b]	(0.12)	(0.17)	(0.13)	(0.15)	(0.14)
Net gain (loss) on securities (realized and unrealized)	(9.49)	1.25	1.07	1.43	2.64

Total from investment operations	(9.61)	1.08	0.94	1.28	2.50

Net asset value, end of period	$10.74	$20.35	$19.27	$18.33	$17.05

Total Return[c]	(47.22)%	5.60%	5.13%	7.51%	17.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,284	$81,833	$92,789	$90,671	$91,868

Ratios to average net assets:
Net investment loss	(0.80)%	(0.82)%	(0.66)%	(0.85)%	(0.89)%
Total expenses[d]	1.24%	1.20%	1.20%	1.19%	1.17%
Net expenses[e]	1.24%	1.20%	1.19%	1.18%	1.17%
Net expenses prior to custodian earnings credits and net of expense waivers	1.24%	1.20%	1.20%	1.19%	1.17%

Portfolio turnover rate	209%[f]	137%	149%	116%	146%

[a]	Security Global Investors, LLC (SGI) became the advisor of Series X effective November 24, 2008. Prior to November 24, 2008, SGI paid RS Investments, Inc. for sub-advisory services.
[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[d]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and earnings credits, as applicable.
[e]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.
[f]	Significant variation in the portfolio turnover rate is due to Investment Manager’s appointment of new portfolio manager for the Series.

The accompanying notes are an integral part of the financial statements

Manager’s Commentary	Series Y
February 16, 2009	(Select 25 Series)

Mark Bronzo

Portfolio Manager

To Our Shareholders:

Series Y of the SBL Fund – Select 25 Series returned –37.07% in the year ended December 31, 2008, besting the benchmark Russell 1000 Growth Index’s return of –38.44% and the Series’ peer group median return of –41.55%. Underperforming stock selection was offset by sector positioning in 2008. A benchmark beating return during the most difficult calendar year in decades reinforces the belief that our approach delivers performance over the long-term.

Our strategy is to buy companies that are trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process of three clear philosophical tenets that drive our investment decisions: a valuation focus, a long-term perspective and an opportunistic approach.

Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company. We ultimately structure the portfolio with 25-30 names.

Consumer Discretionary and Heath Care Top Performers

The Series’ consumer discretionary holdings declined –16% compared to a loss of –36% for the Index. McDonald’s Corporation was a material contributor in sector performance as the 3.5% position rose more than 8% for the year.

The health care sector also held losses to about half of the Index, –14% to –25%, respectively. Gilead Sciences, Inc. and Celgene Corporation, the largest weightings for the portfolio, helped to bolster the sector with returns of 11% and 20%, respectively.

Industrials and Information Technology Disappoint

The two worst performing sectors, industrials and information technology, held 40% of total Series’ assets. The industrials sector had a slight overweight with a 15% position and lost nearly 6% more than the benchmark with a return of –46% for the year. Significant positions in the sector all posted double–digit declines. Emerson Electric Company had a position of nearly 4% and was down –34%, while Burlington Northern Santa Fe Corporation, a 3% position, declined –20%. Both Deere & Company and Honeywell International, Inc. comprised about 2.5% of the portfolio and dropped –50% and –40%, respectively.

Holdings in the information technology sector lost –48%, more than 5% worse than the Index. Four positions in the sector held weightings of nearly 4% for more than 15% of the total portfolio. Hewlett-Packard Company lost -28% during the year, Oracle Corporation dropped –21%, Apple, Inc. plunged –57%, as did Google, Inc. by –56%.

Market Outlook

Our bottom-up approach looks at market uncertainty in the context of the potential long-term impact on individual companies. Often times, volatility provides opportunity, and the past year has been one of the most volatile markets in history. We are maintaining flexibility in the portfolios to take advantage of these opportunities as they arise. Our focus is on identifying companies with the ability to be substantially better over the next three to five years or have the potential to maintain their return on capital at current levels in a difficult economic environment. We are confident in our ability to find these companies.

Security Global Investors (SGI) acquired a proven investment team specializing in domestic growth equities. The new SGI growth team began managing assets of the Select 25 portfolio on February 1, 2008.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

Mark Bronzo, Portfolio Manager

Series Y
Performance Summary	(Select 25 Series)
December 31, 2008	(unaudited)

PERFORMANCE

$10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series Y (Select 25 Series) on May 3, 1999 (date of inception), and reflects the fees and expenses of Series Y. The Russell 1000 Growth Index is an unmanaged capitalization-weighted index which includes stocks incorporated in the United States and its territories and measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Returns

Periods Ended 12-31-08[1]	1 Year	5 Years	Since Inception (5-3-99)
Series Y	(37.07)%	(4.55)%	(4.51)%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector

Consumer Discretionary	12.24%
Consumer Staples	13.07
Energy	4.49
Financials	8.49
Health Care	18.08
Industrials	12.08
Information Technology	21.79
Materials	7.86
Cash & Other Assets, Less Liabilities	1.90
Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Series Y
Performance Summary	(Select 25 Series)
December 31, 2008	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008[1]	Expenses Paid During Period[2]
Series Y (Select 25 Series)
Actual	$1,000.00	$666.67	$4.15
Hypothetical	1,000.00	1,020.16	5.03

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2008 to December 31, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2008 to December 31, 2008 was (33.33%).

[2]

Expenses are equal to the Series annualized expense ratio of 0.99%, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Schedule of Investments	Series Y
December 31, 2008	(Select 25 Series)

	Shares	Value
COMMON STOCKS—98.1%
Aerospace & Defense—3.1%
Honeywell International, Inc.	31,530	$1,035,130

Apparel, Accessories & Luxury Goods—2.6%
Coach, Inc.*	42,700	886,879

Asset Management & Custody Banks—3.2%
Bank of New York Mellon Corporation	37,655	1,066,766

Biotechnology—7.4%
Celgene Corporation*	18,520	1,023,786
Gilead Sciences, Inc.*	28,880	1,476,923

		2,500,709

Cable & Satellite—3.4%
Comcast Corporation	67,230	1,134,842

Communications Equipment—6.6%
Cisco Systems, Inc.*	58,940	960,722
Qualcomm, Inc.	35,460	1,270,532

		2,231,254

Computer Hardware—7.9%
Apple, Inc.*	14,715	1,255,925
Hewlett-Packard Company	38,820	1,408,777

		2,664,702

Drug Retail—3.5%
CVS Caremark Corporation	40,795	1,172,448

Electrical Components & Equipment—4.7%
Emerson Electric Company	42,690	1,562,881

Fertilizers & Agricultural Chemicals—5.3%
Monsanto Company	13,205	928,971
Mosaic Company	24,615	851,679

		1,780,650

Home Improvement Retail—2.6%
Lowe’s Companies, Inc.	40,180	864,674

Household Products—2.0%
Colgate-Palmolive Company	10,000	685,400

Hypermarkets & Super Centers—4.5%
Wal-Mart Stores, Inc.	26,330	1,476,060

Industrial Gases—2.6%
Air Products & Chemicals, Inc.	17,095	859,366

Internet Software & Services—4.0%
Google, Inc. *	4,410	1,356,737

Life & Health Insurance—1.7%
MetLife, Inc.	16,100	561,246

Life Sciences Tools & Services—3.4%
Thermo Fisher Scientific, Inc.*	33,280	1,133,850

Oil & Gas Drilling—4.5%
Nabors Industries, Ltd.*	52,385	627,048
Transocean, Ltd. *	18,610	879,323

		1,506,371

Other Diversified Financial Services—3.6%
JPMorgan Chase & Company	38,800	1,223,364

Packaged Foods & Meats—3.1%
General Mills, Inc.	17,390	1,056,443

Pharmaceuticals—7.3%
Johnson & Johnson	17,195	1,028,777
Teva Pharmaceutical Industries, Ltd. ADR	33,115	1,409,705

		2,438,482

Railroads—4.3%
Burlington Northern Santa Fe Corporation	19,270	1,458,932

Restaurants—3.6%
McDonald’s Corporation	19,665	1,222,966

Systems Software—3.2%
Oracle Corporation*	60,155	1,066,548

TOTAL COMMON STOCKS (cost $44,585,479)		$32,946,700

Total Investments—98.1% (cost $44,585,479)		$32,946,700
Cash & Other Assets, Less Liabilities—1.9%		637,296

Total Net Assets—100.0%		$33,583,996

For federal income tax purposes the identified cost of investments owned at December 31, 2008 was $44,834,577.

ADR	American Depositary Receipt

*	Non-income producing security

The accompanying notes are an integral part of the financial statements

Series Y
(Select 25 Series)

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments, at value*	$32,946,700
Cash	691,069
Receivables:
Fund shares sold	3,263
Dividends	33,548
Prepaid expenses	828

Total assets	33,675,408

Liabilities:
Payable for:
Fund shares redeemed	49,447
Management fees	21,052
Administration fees	2,727
Transfer agent/maintenance fees	2,083
Custodian fees	683
Directors’ fees	1,606
Professional fees	11,189
Other fees	2,625

Total liabilities	91,412

Net assets	$33,583,996

Net assets consist of:
Paid in capital	$80,014,715
Undistributed net investment income	71,213
Accumulated net realized loss on sale of investments	(34,863,153)
Net unrealized depreciation in value of investments	(11,638,779)

Net assets	$33,583,996

Capital shares authorized	unlimited
Capital shares outstanding	5,244,390
Net asset value per share (net assets divided by shares outstanding)	$6.40

* Investments, at cost	$44,585,479

Statement of Operations

For Year Ended December 31, 2008

Investment Income:
Dividends	$528,092
Interest	41,546

Total investment income	569,638

Expenses:
Management fees	385,731
Administration fees	49,079
Transfer agent/maintenance fees	25,195
Custodian fees	4,692
Directors’ fees	4,362
Professional fees	18,858
Reports to shareholders	7,305
Other	3,217

Total expenses	498,439
Less:
Earnings credits applied	(14)

Net expenses	498,425

Net investment income	71,213

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(7,958,784)

Net realized loss	(7,958,784)

Net unrealized appreciation (depreciation) during the year on:
Investments	(13,376,234)

Net unrealized depreciation	(13,376,234)

Net realized and unrealized loss	(21,335,018)

Net decrease in net assets resulting from operations	$(21,263,805)

The accompanying notes are an integral part of the financial statements

Series Y
Statement of Changes in Net Assets	(Select 25 Series)

	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (decrease) in net assets from operations:
Net investment income	$71,213	$399,716
Net realized gain (loss) during the year on investments	(7,958,784)	6,212,479
Net unrealized depreciation during the year on investments	(13,376,234)	(11,134,083)

Net decrease in net assets resulting from operations	(21,263,805)	(4,521,888)

Capital share transactions:
Proceeds from sale of shares	13,661,292	21,451,748
Cost of shares redeemed	(25,136,549)	(36,301,850)

Net decrease from capital share transactions	(11,475,257)	(14,850,102)

Net decrease in net assets	(32,739,062)	(19,371,990)

Net assets:
Beginning of year	66,323,058	85,695,048

End of year	$33,583,996	$66,323,058

Undistributed net investment income at end of year	$71,213	$399,716

Capital share activity:
Shares sold	1,592,936	1,955,454
Shares redeemed	(2,867,153)	(3,342,541)

Total capital share activity	(1,274,217)	(1,387,087)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series Y
Selected data for each share of capital stock outstanding throughout each year	(Select 25 Series)

	2008	2007	2006[a]	2005	Year Ended December 31, 2004
Per Share Data
Net asset value, beginning of period	$10.17	$10.84	$10.08	$9.02	$8.08

Income (loss) from investment operations:
Net investment income (loss)[b]	0.01	0.06	0.02	–	(0.01)
Net gain (loss) on securities (realized and unrealized)	(3.78)	(0.73)	0.74	1.06	0.95

Total from investment operations	(3.77)	(0.67)	0.76	1.06	0.94

Net asset value, end of period	$6.40	$10.17	$10.84	$10.08	$9.02

Total Return[c]	(37.07)%	(6.18)%	7.54%	11.75%	11.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,584	$66,323	$85,695	$37,018	$33,832

Ratios to average net assets:
Net investment income (loss)	0.14%	0.51%	0.21%	(0.04)%	(0.15)%
Total expenses[d]	0.97%	0.93%	0.95%	0.99%	0.95%
Net expenses[e]	0.97%	0.93%	0.95%	0.99%	0.95%
Net expenses prior to custodian earnings credits and net of expense waivers	0.97%	0.93%	0.95%	0.99%	0.95%

Portfolio turnover rate	214%[f]	16%	40%	28%	42%

a

The financial highlights for Series Y exclude the historical financial highlights of Series G. The assets of Series G were acquired by Series Y on June 16, 2006. A total of $40,543,215 was excluded from purchases in the portfolio turnover calculation, which represents the cost of the securities Series Y received as a result of the merger.

b	Net investment income (loss) was computed using average shares outstanding throughout the period.
c

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

d	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and earnings credits, as applicable.
e	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.
f	Significant variation in the portfolio turnover rate is due to Investment Manager’s appointment of new portfolio manager for the Series.

The accompanying notes are an integral part of the financial statements

Managers’ Commentary	Series Z
February 16, 2009	(Alpha Opportunity Series)

and	Subadviser, Mainstream Investment Advisers

To Our Shareholders:

For the year ended December 31, 2008, Series Z of the SBL Fund—Alpha Opportunity Series total return was –34.79%, besting its benchmark, the S&P 500 Index, which returned –37.00%. The portfolio’s short positions and cash softened the absolute decline in returns throughout the year.

Investment Philosophy

The Series’ strategy is to invest approximately 50% of its total assets according to a long/short strategy and 50% of its total assets in a portfolio of equity securities, equity derivatives, and fixed income securities with the intention of tracking the performance of the S&P 500 Index.

The fundamental investment philosophy of the active value strategy rests first upon the belief that it is critical to identify the long-term investment theme governing the equity markets. These themes may persist for 15 to 20 years.

Second, while we also believe that valuation adds important perspective to investment decisions, it is not an efficient means of timing purchase and sale decisions. We believe those decisions are best made using technical analysis. We believe technical analysis, the study of price trends, allows us to efficiently capture gains and avoid material losses.

The third tenet of our philosophy is that changes in stock prices lead changes in fundamental corporate developments. A proactive asset management approach helps to keep our investment themes fresh and our risk levels moderate.

Sector Performance

During a year in which there were no good investment alternatives, any benefits to the portfolio were the result of restricting losses, holding more cash, and short positions that were able to soften the decline.

The largest sector detractors over the year were financials, industrials, and energy. The financials sector was the hardest hit throughout the year with the meltdown of the country’s financial system. The government take-over of Fannie Mae and Freddie Mac, the bailout of AIG, and the collapse of Lehman Brothers were just a few of the major events decimating the sector. The energy sector peaked during mid-year as the price of oil hit an all-time high and then quickly began a steep decline.

Market Outlook

The 50% decline in the U.S. market that occurred over almost three years in the wake of the dotcom bubble occurred this time in a mere 11 months. With a new administration and the likelihood of a large fiscal stimulus and/or tax cut package passing during the first quarter, we are cognizant of the possibility of a first half of the year rally. However, markets have already rebounded 26% from the November lows and we feel confident that those lows will be re-visited at some point during the course of the current year. The housing market continues its rapid decline. As long as prices and sales continue to fall mortgage-related instruments will continue to crumble and capital will evaporate. Unemployment is expected to continue to rise, thus making the recovery in the housing market even more difficult. There is a possibility that unemployment will reach double digits and not peak until 2011. Consumers are paying down debt and saving at levels not seen in 15 years. The increased savings points to a weak economy, dismal corporate earnings, and a lackluster market in 2009.

Managers’ Commentary	Series Z
February 16, 2009	(Alpha Opportunity Series)

However, events such as the bankruptcy of Lehman Brothers, which froze credit markets, and the federal government intervention of Fannie Mae, Freddie Mac, and AIG, have resulted in extreme volatility in the equity markets. The credit market freeze has made it difficult to find counterparties with which to trade, making Series management more challenging. Because of the market environment, the Series is currently unable to pursue part of its investment objective because the Series is unable to invest according to a long/short strategy with an emphasis on securities of non-U.S. issuers. The Series is unable to determine when it will resume its full investment program.

We thank you for your investment and appreciate the trust and confidence you have placed in us.

Sincerely,

Bill Jenkins, Portfolio Manager,

    Mainstream Investment Advisers

John Boich, Portfolio Manager,

    Security Global Investors

David Whittall, Portfolio Manager,

    Security Global Investors

Scott Klimo, Portfolio Manager,

    Security Global Investors

Mark Lamb, Portfolio Manager,

    Security Global Investors

Steve Bowser, Portfolio Manager,

    Security Global Investors

Series Z
Performance Summary	(Alpha Opportunity Series)
December 31, 2008	(unaudited)

PERFORMANCE

$10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series Z (Alpha Opportunity Series) on July 7, 2003 (date of inception), and reflects the fees and expenses of Series Z. The S&P 500 Index is a capitalization weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

Average Annual Returns

Periods Ended 12-31-08[1]	1 Year	5 Years	Since Inception (7-7-03)

Series Y	(34.79)%	1.00%	4.05%

[1]

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector*

Consumer Discretionary	10.56%
Consumer Staples	3.90
Energy	1.90
Financials	8.50
Health Care	3.95
Industrials	10.30
Information Technology	3.48
Materials	3.91
Telecommunications	1.19
Utilities	(0.37)
Exchange Traded Funds	0.74
U.S. Government Sponsored Agencies	15.42
Repurchase Agreement	7.92
Other Assets in Excess of Liabilities	28.60
Total Net Assets	100.00%

*	Securities sold short are netted with long positions in common stocks in the appropriate sectors.

The accompanying notes are an integral part of the financial statements

Series Z
Performance Summary	(Alpha Opportunity Series)
December 31, 2008	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008[1]	Expenses Paid During Period[2]
Series Z (Alpha Opportunity Series)
Actual	$1,000.00	$682.25	$10.44
Hypothetical	1,000.00	1,012.72	12.50

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2008 to December 31, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2008 to December 31, 2008 was (31.78%).

[2]

Expenses are equal to the Series annualized expense ratio of 2.47%, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Schedule of Investments	Series Z
December 31, 2008	(Alpha Opportunity Series)

	Shares	Value
COMMON STOCKS—60.1%
Aerospace & Defense—1.4%
Lockheed Martin Corporation[1,2]	3,993	$335,731
Northrop Grumman Corporation[1,2]	1,100	49,544

		385,275

Airlines—3.1%
Alaska Air Group, Inc.*	6,681	195,419
Allegiant Travel Company*	1,971	95,731
AMR Corporation[3],*	37,791	403,230
Ryanair Holdings plc ADR*	909	26,434
US Airways Group, Inc.*	15,890	122,830

		843,644

Aluminum—0.1%
Aluminum Corporation of China, Ltd. ADR	1,137	15,361

Apparel Retail—2.1%
Gap, Inc.[1,2]	6,300	84,357
Gymboree Corporation[1,2],*	3,200	83,488
HOT Topic, Inc.*	3,178	29,460
Jos A. Bank Clothiers, Inc.*	1,271	33,237
Ltd. Brands, Inc.[1,2]	5,400	54,216
Ross Stores, Inc.[1,2]	2,300	68,379
TJX Companies, Inc.[1,2]	3,800	78,166
Urban Outfitters, Inc.*	8,752	131,105

		562,408

Apparel, Accessories & Luxury Goods—1.7%
Carter’s, Inc.[3],*	22,690	437,009
Phillips-Van Heusen Corporation[1,2]	900	18,117

		455,126

Auto Parts & Equipment—0.3%
Fuel Systems Solutions, Inc.*	2,860	93,694

Biotechnology—1.5%
Amgen, Inc.[1,2],*	1,900	109,725
Cephalon, Inc.*	3,175	244,602
Cubist Pharmaceuticals, Inc.*	622	15,028
OSI Pharmaceuticals, Inc.*	1,000	39,050

		408,405

Building Products—0.1%
Trex Company, Inc.*	1,907	31,389

Coal & Consumable Fuels—0.8%
Consol Energy, Inc.	7,348	210,006
Uranium Energy Corporation*	947	303

		210,309

Communications Equipment—0.4%
Harmonic, Inc.[1,2],*	11,700	65,637
Research In Motion, Ltd.*	812	32,951

		98,588

Computer & Electronics Retail—0.2%
RadioShack Corporation[1,2]	5,500	65,670

Construction & Engineering—2.9%
Aecom Technology Corporation*	3,178	97,660
Foster Wheeler, Ltd.*	10,500	245,490
Granite Construction, Inc.	2,543	111,714
Quanta Services, Inc.*	8,774	173,725
URS Corporation*	3,632	148,077

		776,666

Construction & Farm Machinery & Heavy Trucks—1.5%
Joy Global, Inc.[1,2]	9,500	217,455
Tata Motors, Ltd. ADR	2,152	9,576
Trinity Industries, Inc.[1,2]	10,800	170,208

		397,239

Construction Materials—0.8%
Vulcan Materials Company	3,178	221,125

Distillers & Vintners—0.2%
Diageo plc ADR	1,137	64,513

Diversified Banks—1.8%
Wells Fargo & Company[3]	17,555	517,520

Diversified Metals & Mining—0.1%
Anglo American plc ADR	1,501	17,442
Cia Vale do Rio Doce ADR	1,138	13,781
Ivanhoe Mines, Ltd.*	109	294

		31,517

Diversified Real Estate Activities—0.4%
St. Joe Company*	4,449	108,200

Education Services—0.6%
American Public Education, Inc.*	2,225	82,748
Strayer Education, Inc.	318	68,182

		150,930

Electrical Components & Equipment—0.3%
AO Smith Corporation[1,2]	3,000	88,560

Exchange Traded Funds—0.8%
Claymore	9,613	115,260
iShares FTSE	3,412	99,562

		214,822

Fertilizers & Agricultural Chemicals—0.7%
Scotts Miracle-Gro Company	5,071	150,710
Sociedad Quimica y Minera de Chile S.A. ADR	1,138	27,756

		178,466

Food Retail—0.4%
Safeway, Inc.[1,2]	4,200	99,834

General Merchandise Stores—1.3%
99 Cents Only Stores*	21,552	235,563
Family Dollar Stores, Inc.[1,2]	3,900	101,673

		337,236

Gold—1.5%
Randgold Resources, Ltd. ADR[3]	9,535	418,777

		418,777

Health Care Distributors—0.4%
Owens & Minor, Inc.[1,2]	2,800	105,420

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series Z
December 31, 2008	(Alpha Opportunity Series)

	Shares	Value
COMMON STOCKS—60.1% (continued)
Health Care Equipment—0.4%
Baxter International, Inc.[1,2]	1,900	$101,821

Health Care Facilities—0.2%
Kindred Healthcare, Inc.[1,2],*	4,100	53,382

Health Care Services—1.0%
Chemed Corporation	3,800	151,126
Lincare Holdings, Inc.[1,2],*	4,100	110,413

		261,539

Home Entertainment Software—2.0%
Shanda Interactive Entertainment, Ltd. ADR[1,2],*	16,000	517,759

Home Improvement Retail—2.1%
Lowe’s Companies, Inc.	12,970	279,114
Sherwin-Williams Company	5,085	303,829

		582,943

Homebuilding—0.1%
MDC Holdings, Inc.	948	28,724

Housewares & Specialties—0.3%
Jarden Corporation*	7,046	81,029

Human Resource & Employment Services—0.4%
Watson Wyatt Worldwide, Inc.[1,2]	2,400	114,768

Hypermarkets & Super Centers—1.0%
BJ’s Wholesale Club, Inc.*	3,133	107,337
Wal-Mart Stores, Inc.[1,2]	2,936	164,592

		271,929

Independent Power Producers & Energy Traders—0.5%
Constellation Energy Group, Inc.[1,2]	5,400	135,486

Industrial Conglomerates—0.3%
General Electric Company[1,2]	4,500	72,900

Industrial Machinery—0.3%
Watts Water Technologies, Inc.[1,2]	3,000	74,910

Integrated Oil & Gas—0.4%
ConocoPhillips[1,2]	1,500	77,700
Suncor Energy, Inc.	1,438	28,041

		105,741

Integrated Telecommunication Services—1.2%
AT&T, Inc.[1,2]	11,300	322,050

Internet Software & Services—0.1%
AsiaInfo Holdings, Inc.*	910	10,774
MercadoLibre, Inc.*	1,455	23,877

		34,651

Investment Banking & Brokerage—1.7%
Greenhill & Company, Inc.	3,498	244,056
KBW, Inc.*	6,747	155,181
Stifel Financial Corporation*	1,271	58,275

		457,512

IT Consulting & Other Services—0.4%
Accenture, Ltd.	3,247	106,469
CGI Group, Inc.*	636	4,961

		111,430

Life Sciences Tools & Services—0.8%
Charles River Laboratories International, Inc.[1,2],*	2,100	55,020
Life Technologies Corporation[1,2],*	3,000	69,930
Millipore Corporation[1,2],*	1,900	97,888

		222,838

Managed Health Care—0.1%
WellCare Health Plans, Inc.1,2,*	2,400	30,864

Mortgage REIT’s—1.0%
Annaly Capital Management, Inc.	16,208	257,221

Movies & Entertainment—0.7%
Marvel Entertainment, Inc.[1,2],*	5,800	178,350

Multi-Line Insurance—0.4%
Genworth Financial, Inc.[1,2]	4,200	11,886
HCC Insurance Holdings, Inc.	3,178	85,012

		96,898

Oil & Gas Equipment & Services—0.2%
Tenaris S.A. ADR	2,211	46,387
WSP Holdings, Ltd. ADR*	2,391	10,090

		56,477

Oil & Gas Exploration & Production—1.3%
Anadarko Petroleum Corporation[1,2]	2,930	112,952
Canadian Natural Resources, Ltd.	615	24,588
Southwestern Energy Company*	7,309	211,741

		349,281

Other Diversified Financial Services—0.4%
JPMorgan Chase & Company	3,511	110,702

Packaged Foods & Meats—0.1%
American Dairy, Inc.*	949	14,273

Paper Packaging—0.2%
Bemis Company, Inc.	2,179	51,599

Personal Products—0.2%
Herbalife, Ltd.[1,2]	2,600	56,368

Pharmaceuticals—2.0%
Forest Laboratories, Inc.1,2,*	3,600	91,692
Johnson & Johnson[1,2]	5,300	317,099
Viropharma, Inc.[1,2],*	10,500	136,710

		545,501

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series Z
December 31, 2008	(Alpha Opportunity Series)

	Shares	Value
COMMON STOCKS—60.1% (continued)
Property & Casualty Insurance—1.9%
ACE, Ltd.	1,726	$91,340
Amtrust Financial Services, Inc.[1,2]	6,300	73,080
Chubb Corporation	4,131	210,681
Cincinnati Financial Corporation	939	27,297
W.R. Berkley Corporation	3,319	102,889

		505,287

Regional Banks—1.9%
Commerce Bancshares, Inc.[3]	10,645	467,832
East West Bancorp, Inc.	2,542	40,596

		508,428

Reinsurance—1.4%
Endurance Specialty Holdings, Ltd.[1,2]	3,200	97,696
PartnerRe, Ltd.	2,543	181,240
Reinsurance Group of America, Inc.[1,2]	2,400	102,768

		381,704

Restaurants—2.2%
Jack in the Box, Inc.[1,2],*	4,200	92,778
McDonald’s Corporation	3,496	217,416
Panera Bread Company*	5,721	298,866

		609,060

Semiconductor Equipment—0.1%
Amkor Technology, Inc.1,2,*	9,800	21,364

Specialty Stores—1.1%
Signet Jewelers, Ltd.	2,268	19,664
Staples, Inc.	6,629	118,792
Tractor Supply Company*	4,041	146,041

		284,497

Steel—0.2%
ArcelorMittal	2,274	55,918

Systems Software—1.8%
CA, Inc.[1,2]	20,235	374,955
Check Point Software Technologies*	2,003	38,037
Symantec Corporation1,2,*	6,300	85,176

		498,168

Technology Distributors—0.4%
Arrow Electronics, Inc.1,2,*	2,800	52,752
Avnet, Inc.1,2,*	3,200	58,272

		111,024

Tobacco—2.7%
Altria Group, Inc.[1,2]	17,800	268,068
Philip Morris International, Inc.[1,2]	10,500	456,855

		724,923

Trucking—1.2%
Con-way, Inc.[1,2]	1,800	47,880
Heartland Express, Inc.	8,263	130,225
Knight Transportation, Inc.*	9,272	149,465

		327,570

TOTAL COMMON STOCKS (cost $19,667,323)		$16,207,583

	Shares	Value
FOREIGN STOCKS—8.3%
Canada—1.2%
Agnico-Eagle Mines, Ltd.	6,420	$331,237

France—0.3%
UBISOFT Entertainment*	4,624	90,109

Germany—1.9%
Adidas AG	759	28,776
Volkswagen AG3	1,300	454,006

		482,782

Indonesia—0.1%
Bumi Resources Tbk PT	489,124	40,281

Ireland—0.0%
Anglo Irish Bank Corporation plc	16,638	3,777

Italy—0.5%
Maire Tecnimont SpA	26,770	53,663
Unione di Banche Italiane SCPA	6,292	90,444

		144,107

Japan—1.0%
JGC Corporation	9,410	135,666
NTT DoCoMo, Inc.	71	138,048

		273,714

Norway—0.1%
Orkla ASA	3,400	22,228

Portugal—0.5%
BRISA	17,446	130,409

South Africa—0.2%
Aveng, Ltd.	18,112	58,782

Switzerland—0.8%
Basilea Pharmaceutica*	500	69,782
Lonza Group AG	1,435	131,207

		200,989

United Kingdom—1.7%
AstraZeneca plc[1,2]	2,800	114,680
Cadbury plc	10,742	94,748
GlaxoSmithKline plc[1,2]	5,500	103,082
Imperial Tobacco Group plc	6,005	161,132

		473,642

TOTAL FOREIGN STOCKS (cost $2,943,296)		$2,252,057

	Principal Amount	Value
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES—15.5%
Federal Home Loan Bank
0.40%, 1/12/2009[3]	$800,000	$799,902
2.30%, 1/20/2009[3]	100,000	100,000
Federal Home Loan Mortgage Corporation
0.40%, 1/30/2009[3]	1,000,000	999,678
Federal National Mortgage Association
2.10%, 1/14/2009[3]	275,000	275,000
0.50%, 2/4/2009[3]	1,000,000	999,991
0.50%, 2/10/2009[1]	1,000,000	999,989

TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (cost $4,173,230)		$4,174,560

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series Z
December 31, 2008	(Alpha Opportunity Series)

	Principal Amount	Value
SHORT TERM INVESTMENTS—16.2%
State Street Treasury Money Market Fund	$4,369,621	$4,369,621

TOTAL SHORT TERM INVESTMENTS (cost $4,369,621)		$4,369,621

	Principal Amount	Value
REPURCHASE AGREEMENT—7.9%
State Street, 0.01%, dated 12/31/08, matures 01/02/09; repurchase amount $2,142,110 (Collateralized by FHLMC, 09/17/10 with a value of $2,142,109)	$2,142,109	$2,142,109

TOTAL REPURCHASE AGREEMENT (cost $2,142,109)		$2,142,109

Total Investments—108.0% (cost $33,295,579)		$29,145,930
Liabilities, Less Cash & Other Assets—(8.0)%		(2,169,040)

Total Net Assets—100.0%		$26,976,890

Schedule of Securities Sold Short

	Shares	Value
COMMON STOCKS—(15.0)%
Advertising—(0.3)%
Focus Media Holding, Ltd. ADR4,*	(2,500)	$(75,000)

Alternative Carriers—(0.1)%
Global Crossing, Ltd.4,*	(2,520)	(40,244)

Biotechnology—(2.0)%
Acorda Therapeutics, Inc.4,*	(2,900)	(77,575)
Alnylam Pharmaceuticals, Inc.4,*	(3,000)	(88,230)
Cepheid, Inc.4,*	(5,500)	(84,700)
Regeneron Pharmaceuticals, Inc.4,*	(3,810)	(82,715)
Rigel Pharmaceuticals, Inc.4,*	(3,070)	(78,838)
Savient Pharmaceuticals, Inc.4,*	(3,240)	(64,282)
Vertex Pharmaceuticals, Inc.4,*	(2,700)	(74,709)

		(551,049)

Building Products—(0.6)%
USG Corporation4,*	(5,580)	(160,258)

Communications Equipment—(0.2)%
Riverbed Technology, Inc.4,*	(4,100)	(54,530)

Computer & Electronics Retail—0.0%
RadioShack Corporation	(542)	(6,471)

Computer Storage & Peripherals—(0.2)%
Intermec, Inc.4,*	(2,570)	(50,937)

Distillers & Vintners—(0.1)%
Constellation Brands, Inc.*	(1,625)	(25,626)

Diversified Banks—(2.1)%
Wachovia Corporation[4]	(14,155)	(209,636)
Wells Fargo & Company[4]	(10,119)	(355,986)

		(565,622)

Diversified Metals & Mining—(0.1)%
Ivanhoe Mines, Ltd.4,*	(4,780)	(39,865)

Electric Utilities—(1.0)%
Korea Electric Power Corporation ADR[4]	(19,460)	(263,294)
PPL Corporation	(354)	(10,864)

		(274,158)

Exchange Traded Funds—(0.1)%
PowerShares DB Agriculture Fund	(542)	(14,200)

Health Care Equipment—(0.2)%
Intuitive Surgical, Inc.4,*	(200)	(56,100)

Health Care Services—(0.4)%
athenahealth, Inc.4,*	(2,700)	(96,795)

Health Care Supplies—(0.3)%
Align Technology, Inc.4,*	(6,300)	(76,860)

Home Entertainment Software—(0.1)%
Electronic Arts, Inc.4,*	(900)	(36,720)

Integrated Telecommunication Services—(0.1)%
Verizon Communications, Inc.	(542)	(18,374)

Internet Software & Services—(1.0)%
Baidu.com ADR4,*	(200)	(53,726)
Equinix, Inc.4,*	(1,000)	(79,940)
SAVVIS, Inc.4,*	(5,900)	(86,967)
VeriSign, Inc.4,*	(1,300)	(33,319)

		(253,952)

Leisure Products—(1.1)%
Pool Corporation[4]	(12,350)	(305,663)

Life Sciences Tools & Services—(0.9)%
AMAG Pharmaceuticals, Inc.4,*	(1,900)	(82,954)
Exelixis, Inc.4,*	(4,700)	(30,127)
Luminex Corporation4,*	(2,700)	(68,823)
Sequenom, Inc.4,*	(3,140)	(64,715)

		(246,619)

Managed Health Care—(0.1)%
UnitedHealth Group, Inc.	(542)	(14,417)

Oil & Gas Exploration & Production—(0.4)%
BPZ Resources, Inc.4,*	(6,000)	(112,800)

Packaged Foods & Meats—(0.1)%
Smithfield Foods, Inc.*	(1,625)	(22,864)

Pharmaceuticals—(0.7)%
Auxilium Pharmaceuticals, Inc.4,*	(1,960)	(72,167)

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series Z
December 31, 2008	(Alpha Opportunity Series)

	Shares	Value
COMMON STOCKS—(15.0)% (continued)
Pharmaceuticals—(0.7)%(continued)
Sepracor, Inc.4,*	(1,350)	$(23,625)
XenoPort, Inc.4,*	(1,790)	(82,036)

		(177,828)

Regional Banks—(0.4)%
PrivateBancorp, Inc.[4]	(2,400)	(103,200)

Semiconductor Equipment—(0.1)%
Varian Semiconductor Equipment Associates, Inc.4,*	(1,270)	(33,299)

Semiconductors—(0.6)%
Cree, Inc.4,*	(4,200)	(115,332)
Rambus, Inc.4,*	(3,680)	(56,451)

		(171,783)

Soft Drinks—(0.3)%
Hansen Natural Corporation4,*	(3,270)	(96,825)

Specialty Chemicals—(0.2)%
Zoltek Companies, Inc.4,*	(2,900)	(52,867)

Systems Software—(0.5)%
Red Hat, Inc.4,*	(3,300)	(58,905)
VMware, Inc.4,*	(2,500)	(71,450)

		(130,355)

Wireless Telecommunication Services—(0.7)%
Clearwire Corporation4,*	(2,660)	(30,138)
Leap Wireless International, Inc.4,*	(1,600)	(69,440)
SBA Communications Corporation4,*	(2,600)	(74,854)

		(174,432)

TOTAL COMMON STOCKS SOLD SHORT (proceeds $4,023,149)		$(4,039,713)

	Shares	Value
FOREIGN STOCKS—(14.3)%
Australia—(1.0)%
Aquila Resources, Ltd.4,*	(2,600)	$(22,783)
Arrow Energy, Ltd.4,*	(9,500)	(24,514)
Ausenco, Ltd.[4]	(2,300)	(24,817)
Queensland Gas Company, Ltd.4,*	(13,600)	(52,898)
Riversdale Mining, Ltd.4,*	(7,100)	(54,029)
Sino Gold Mining, Ltd.4,5,*	(9,100)	(37,424)
Western Areas NL4,*	(6,600)	(47,325)

		(263,790)

Austria—(1.7)%
bwin Interactive Entertainment AG4,*	(1,700)	(48,431)
Erste Group Bank AG4	(5,500)	(337,971)
Intercell AG4,*	(2,000)	(78,778)

		(465,180)

Bermuda—(0.1)%
C C Land Holdings, Ltd.[4]	(53,000)	(14,782)

Canada—(0.9)%
Agnico-Eagle Mines, Ltd.[4]	(1,900)	(125,612)
Silver Wheaton Corporation4,*	(6,500)	(68,246)
Trican Well Service, Ltd.[4]	(2,200)	(37,448)

		(231,306)

China—(1.1)%
Anhui Conch Cement Company, Ltd.[4]	(5,500)	(24,761)
Beijing Capital International Airport Company, Ltd.[4]	(232,000)	(200,659)
China Communications Construction Company, Ltd.[4]	(16,000)	(16,571)
China National Building Material Company, Ltd.[4]	(17,300)	(23,432)
China National Materials Company, Ltd.4,*	(37,600)	(19,168)

		(284,591)

Germany—(2.2)%
Premiere AG4,*	(4,200)	(68,951)
Volkswagen AG4	(1,300)	(539,374)

		(608,325)

Gibraltar—(0.2)%
PartyGaming plc4,*	(16,200)	(60,974)

Hong Kong—(0.3)%
China Merchants Holdings International Company, Ltd.[4]	(4,900)	(17,461)
Franshion Properties China, Ltd.[4]	(84,600)	(23,552)
Fushan International Energy Group, Ltd.4,*	(70,000)	(25,165)

		(66,178)

Ireland—(0.1)%
Ryanair Holdings plc4,*	(10,200)	(38,219)

Isle Of Man—(0.2)%
Genting International plc4,*	(132,800)	(43,724)

Japan—(2.1)%
Access Company, Ltd.4,*	(18)	(34,682)
Aeon Mall Company, Ltd.[4]	(1,900)	(58,221)
Aozora Bank, Ltd.[4]	(17,300)	(27,861)
Japan Steel Works, Ltd.[4]	(1,600)	(22,196)
Marui Group Company, Ltd.[4]	(31,000)	(233,861)
Mizuho Financial Group, Inc.[4]	(12)	(49,593)
Mizuho Trust & Banking Company, Ltd.[4]	(18,800)	(26,216)
Modec, Inc.[4]	(1,000)	(25,772)
Monex Group, Inc.[4]	(83)	(29,140)
Tokyo Broadcasting System, Inc.[4]	(1,300)	(21,836)
Toyo Tanso Company, Ltd.[4]	(600)	(32,408)

		(561,786)

Norway—(0.1)%
Sevan Marine ASA4,*	(6,300)	(33,049)

Portugal—(1.8)%
BRISA[4]	(47,200)	(490,927)

Spain—(0.2)%
Zeltia S.A.[4]	(8,500)	(57,969)

Sweden—(1.6)%
Electrolux AB4	(32,100)	(422,058)

Switzerland—(0.5)%
Basilea Pharmaceutica4,*	(500)	(83,365)
Meyer Burger Technology AG4,*	(200)	(49,878)

		(133,243)

Schedule of Investments	Series Z
December 31, 2008	(Alpha Opportunity Series)

	Shares	Value
FOREIGN STOCKS—(14.3)% (continued)
United Kingdom—(0.2)%
Imperial Energy Corporation plc4,*	(4,200)	$(83,657)

TOTAL FOREIGN STOCKS SOLD SHORT (proceeds $3,703,004)		$(3,859,758)

TOTAL SECURITIES SOLD SHORT—(29.3%) (proceeds $7,726,153)		$(7,899,471)

For federal income tax purposes the identified cost of investments owned at December 31, 2008 was $33,823,532.

ADR	American Depositary Receipt
plc	Public Limited Company

*	Non-income producing security
[1]	Security is segregated as collateral for open short positions.
[2]

Security is deemed illiquid. The total market value of illiquid securities is $6,650,126 (cost $9,426,223), or 24.7% of total net assets. The securities were liquid at time of purchase. This security is deemed illiquid due to the Series exposure to Lehman Brothers International Europe (“LBIE”) prime brokerage services.

[3]	Security is segregated as collateral for open futures contracts.
[4]	Security is fair valued by the Valuation Committee at December 31, 2008. The total market value of fair valued securities amounts to $(7,786,655) (cost $(7,622,318)), or (28.9%) of total net assets.
[5]	Security is a PFIC (Passive Foreign Investment Company).

Series Z
(Alpha Opportunity Series)

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments, at value*	$29,145,930
Cash	1,335,149
Cash denominated in a foreign currency, at value***	170,384
Restricted cash	858,039
Restricted cash denominated in a foreign currency, at value****	3,393,890
Receivables:
Securities sold	600,098
Dividends	30,062
Variation margin on futures	79,120
Prepaid expenses	6,674

Total assets	35,619,346

Liabilities:
Securities sold short, at value**	7,899,471
Payable for:
Fund shares redeemed	35,331
Securities purchased	647,809
Dividends on short sales	306
Management fees	28,252
Administration fees	7,590
Transfer agent/maintenance fees	2,083
Directors’ fees	974
Professional fees	18,480
Other fees	2,160

Total liabilities	8,642,456

Net assets	$26,976,890

Net assets consist of:
Paid in capital	$44,785,709
Accumulated net investment loss	(1,386)
Accumulated net realized loss on sale of investments and foreign currency transactions	(13,513,724)
Net unrealized depreciation in value of investments and translation of assets and liabilities in foreign currencies	(4,293,709)

Net assets	$26,976,890

Capital shares authorized	unlimited
Capital shares outstanding	2,506,020
Net asset value per share (net assets divided by shares outstanding)	$10.76

*Investments, at cost	$33,295,579
**Securities sold short, proceeds	7,726,153
***Cash denominated in a foreign currency, at cost	172,441
****Restricted cash denominated in a foreign currency, at cost	3,435,112

Statement of Operations

For Year Ended December 31, 2008

Investment Income:
Dividends (net of foreign withholding tax $751)	$276,770
Interest	372,944

Total investment income	649,714

Expenses:
Management fees	891,815
Administration fees	72,776
Transfer agent/maintenance fees	25,127
Custodian fees	68,753
Directors’ fees	3,564
Professional fees	62,681
Reports to shareholders	7,264
Other	1,960
Dividends on short sales	39,440

Total expenses	1,173,380
Less:
Earnings credits applied	(64,913)

Net expenses	1,108,467

Net investment loss	(458,753)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(6,457,072)
Foreign currency transactions	(146,544)
Futures	(6,268,261)

Net realized loss	(12,871,877)

Net unrealized appreciation (depreciation) during the year on:
Investments	(4,241,617)
Securities sold short	(287,431)
Futures	411,670
Translation of assets and liabilities in foreign currencies	(43,418)

Net unrealized depreciation	(4,160,796)

Net realized and unrealized loss	(17,032,673)

Net decrease in net assets resulting from operations	$(17,491,426)

The accompanying notes are an integral part of the financial statements

Series Z
Statement of Changes in Net Assets	(Alpha Opportunity Series)

	Year Ended December 31, 2008	Year Ended December 31, 2007
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(458,753)	$38,680
Net realized gain (loss) during the year on investments and foreign currency transactions	(12,871,877)	6,393,981
Net unrealized appreciation (depreciation) during the year on investments and translation of assets and liabilities in foreign currencies	(4,160,796)	123,040

Net increase (decrease) in net assets resulting from operations	(17,491,426)	6,555,701

Capital share transactions:
Proceeds from sale of shares	25,172,030	36,899,862
Cost of shares redeemed	(29,572,908)	(31,028,535)

Net increase (decrease) from capital share transactions	(4,400,878)	5,871,327

Net increase (decrease) in net assets	(21,892,304)	12,427,028

Net assets:
Beginning of year	48,869,194	36,442,166

End of year	$26,976,890	$48,869,194

Undistributed net investment income/(loss) at end of year	$(1,386)	$38,680

Capital share activity:
Shares sold	1,673,286	2,353,094
Shares redeemed	(2,129,771)	(2,001,902)

Total capital share activity	(456,485)	351,192

The accompanying notes are an integral part of the financial statements

Financial Highlights	Series Z
Selected data for each share of capital stock outstanding throughout each period	(Alpha Opportunity Series)

	2008[a]	2007	2006	2005	Year Ended December 31, 2004
Per Share Data
Net asset value, beginning of period	$16.50	$13.96	$12.34	$11.57	$11.18

Income (loss) from investment operations:
Net investment income (loss)[b]	(0.16)	0.01	—	(0.02)	(0.07)
Net gain (loss) on securities (realized and unrealized)	(5.58)	2.53	1.62	0.79	1.42

Total from investment operations	(5.74)	2.54	1.62	0.77	1.35

Less distributions:
Distributions from realized gains	—	—	—	—	(0.96)

Total distributions	—	—	—	—	(0.96)

Net asset value, end of period	$10.76	$16.50	$13.96	$12.34	$11.57

Total Return[c]	(34.79)%	18.19%	13.13%	6.66%	12.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,977	$48,869	$36,442	$25,660	$19,161

Ratios to average net assets:
Net investment income (loss)	(1.09)%	0.10%	(0.03)%	(0.21)%	(1.12)%
Total expenses[d]	2.79%	2.50%	2.78%	2.50%	2.78%
Net expenses[e]	2.64%	2.39%	2.62%	2.50%	2.57%
Net expenses prior to custodian earnings credits and net of expense waivers	2.79%	2.50%	2.78%	2.50%	2.57%

Portfolio turnover rate	990%	1,770%	1,285%	1,509%	1,054%

[a]

Security Global Investors, LLC (SGI) became the sub-advisor of 37.5% of the assets of Series Z effective August 18, 2008. Also effective August 18, 2008, Mainstream Investment Advisers, LLC (Mainstream) sub-advises 37.5% of the assets and Security Investors, LLC (SI) manages 25% of the assets. Prior to August 18, 2008, SI paid Mainstream sub-advisory fees for 60% of the assets. SI managed the remaining 40% of the assets.

[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[d]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and earnings credits, as applicable.
[e]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

The accompanying notes are an integral part of the financial statements

Notes to Financial Statements

December 31, 2008

1. Significant Accounting Policies

SBL Fund (The Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company of the series type. Each series, in effect, represents a separate fund. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each Series based on the net asset value of each series. Security Benefit Life Insurance Company (“SBL”) and SBL’s affiliated life insurance company as well as unaffiliated life insurance companies purchase shares of the Series for their variable annuity and variable life insurance separate accounts. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuation – Valuations of the Fund’s securities are supplied by pricing services approved by the Board of Directors. The Fund’s officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services. Each security owned by a Series that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Series will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the Nasdaq Stock Market, Inc. (“Nasdaq”) will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund’s investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. If events occur after the close of a foreign exchange that will affect the value of a series portfolio securities before the time as of which the NAV is calculated (a “significant event”), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the Series net asset value per share. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as WEBS®. In addition, the Board of Directors has authorized the Valuation Committee and Administrator to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

The senior floating rate interests (loans) in which Series P invests are not listed on any securities exchange or board of trade. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Typically loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued. In determining fair value, consideration is given to several factors, which may include, among others, one or more of the following: the fundamental business data relating to the issuer or borrower; an evaluation of the forces which influence the market in which these loans are purchased and sold; type of holding; financial statements of the borrower; cost at date of purchase; size of holding; credit worthiness and cash flow of issuer; information as to any transactions in, or offers for, the holding; price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies; coupon payments; quality, value and saleability of collateral securing the loan; business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate; the portfolio manager’s and/or the market’s assessment of the borrower’s management; prospects for the borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; borrower’s competitive position within the industry; borrower’s ability to access additional liquidity through public and/or private markets; and other relevant factors.

Effective January 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is applicable in conjunction with other accounting pronouncements that require or permit fair value measurements, but does not expand

Notes to Financial Statements
December 31, 2008

the use of fair value to any new circumstances. More specifically, SFAS 157 emphasizes that fair value is a market based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority given to quoted prices in active markets and the lowest priority to unobservable inputs. The Funds’ adoption of SFAS 157 did not have a material impact on its financial condition or results of operations. See Note 9 -Fair Value of Financial Instruments for further disclosure.

B. Repurchase Agreements – In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral and that the fair value of the collateral exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Series may be delayed or limited.

C. Foreign Currency Transactions – The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Series. Foreign investments may also subject the Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

D. Forward Foreign Currency Exchange Contracts – The Fund may enter into forward foreign exchange contracts in order to manage foreign currency risk from purchase or sale of securities denominated in foreign currency. A series may also enter into such contracts to manage the effect of changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure these funds have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

E. Futures – The Fund may utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock market, enhancing returns, maintaining liquidity, minimizing transaction costs and economically hedging possible variations in foreign exchange values. The Fund may purchase or sell financial and foreign currency futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the series may pay from its cash balances and reduce its future positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the series are required to deposit and maintain as collateral either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted in the Schedule of Investments. Subsequent changes in the value of the contract are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the series. The series realizes a gain or loss when the contract is closed or expires.

F. Options Purchased and Written – The Fund may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell (and the writer the obligation to sell or purchase), respectively, a security at a specified price, until a certain date. Options may be used to economically hedge the series portfolio, to increase returns or to maintain exposure to the equity markets. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the series and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option’s quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

G. Securities Sold Short – Certain of the Series may make short sales “against the box,” in which the Series enters into a short sale of a security it owns. At no time will more than 15% of the value of the Series’ net assets be in deposits on short sales against the box. If a Series makes a short sale, the Series does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete

Notes to Financial Statements
December 31, 2008

the sale, the Series must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Series must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Series is said to have a “short position” in securities sold until it delivers them to the broker, at which time it receives the proceeds of the sale. Certain Series may make short sales that are not “against the box,” which create opportunities to increase the Series’ return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Such short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Series may mitigate such losses by replacing the securities sold short before the market price has increased significantly. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which differ from the market value reflected on the Statement of Assets and Liabilities. The Series are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Series is required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1a above. These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.

H. Senior Loans – Senior loans in which certain of the Series invests generally pay interest rates which are periodically adjusted by reference to short-term, floating rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at December 31, 2008.

I. Security Transactions and Investment Income – Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend income is accrued as of ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Series is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis including the amortization of premiums and accretion of discounts on debt securities.

J. Expenses – Expenses that are directly related to one of the Series are charged directly to that Series. Other operating expenses are allocated to the Series on the basis of relative net assets within the Fund.

K. Distributions to Shareholders – The Fund is required by the Internal Revenue Code to distribute substantially all of its income and capital gains to its shareholders. Each year the Fund determines whether to declare and pay actual dividends or whether to secure consent of its shareholders to report and deduct a consent dividend. A consent dividend is treated for tax purposes as a distribution to shareholders occurring on the last day of the Fund’s taxable year and a shareholder contribution to capital occurring on the same day. It is the Fund’s current practice to utilize the consent dividend procedures. The character of any distributions made from net investment income and net realized gains may differ from their ultimate characterization for income tax purposes.

L. Taxes – The Series intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. If applicable, the Fund would recognize interest and penalties accrued related to the unrecognized tax benefits in “other expenses” on the Statement of Operations. For all open tax years (December 31, 2005 - December 31, 2008) and all major taxing jurisdictions through the end of the reporting period, the Fund’s management has completed a review and evaluation in connection with the adoption of FIN 48 and has determined that no tax liability is required and no additional disclosures are needed as of December 31, 2008.

M. Earnings Credits – Under the fee agreement with the custodian, the Series’ may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits.

N. Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

O. Indemnifications – Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these

Notes to Financial Statements
December 31, 2008

arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

P. Recent Accounting Pronouncement – In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS “161”), “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133, “which requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Fund does not expect SFAS 161 to have a material impact on their financial statements.

2. Management fees and other transactions with affiliates

Management fees are paid monthly to Security Investors (SI) (formerly known as Security Management Company), based on the following annual rates:

	Management Fees (as a % of net assets)		Management Fee Waivers (as a % of net assets)
Series A (Equity Series)	0.75%		N/A
Series B (Large Cap Value Series)	0.65		N/A
Series C (Money Market Series)	0.50		N/A
Series D (Global Series)	1.00		N/A
Series E (U.S. Intermediate Bond Series)	0.75		0.15
Series H (Enhanced Index Series)	0.75		0.25
Series J (Mid Cap Growth Series)	0.75		N/A
Series N (Managed Asset Allocation Series)	1.00		N/A
Series O (All Cap Value Series)	0.70	[2]	N/A
Series P (High Yield Series)	0.75		N/A
Series Q (Small Cap Value Series)	1.00		N/A
Series V (Mid Cap Value Series)	0.75		N/A
Series X (Small Cap Growth Series)	0.85	[3]	N/A
Series Y (Select 25 Series)	0.75		N/A
Series Z (Alpha Opportunity Series)	2.12	[1]	N/A

[1]

Effective August 18, 2008, SI receives a management fee from Series Z at an annual rate of 1.25% of the average daily net assets. Prior to August 18, 2008, SI received a management fee from Series Z that consisted of two components. The first component was an annual base fee equal to 2.00% of Series Z’s average daily net assets. The second component was a base fee adjustment that either increased or decreased the base fee, depending on how Series Z performed relative to the S&P 500 Index over the prior 12-month period (the “Measuring Period”). SI received the base fee of 2.00% without adjustment if the performance of Series Z matched the performance of the S&P 500 Index. The maximum base fee adjustment at each calculation period was 0.75% up or down in the event that Series Z outperforms or underperformed the S&P 500 Index by 15% or more. SI calculated the base fee adjustment each month based upon Series Z’s performance relative to the S&P 500 Index during the Performance Period ending on the last day of the month. If Series Z outperformed the S&P 500 Index over the Measuring Period, the base fee was adjusted upward. The upward adjustment was equal to the amount by which Series Z’s performance exceeded that of the S&P 500 Index divided by 15 and multiplied by the average daily net assets of Series Z during the Measuring Period to determine the base fee adjustment for the month. If Series Z underperformed the Index, the base fee was adjusted downward on the same basis. SGI determined the dollar amount of any performance adjustment each month by multiplying the adjustment percentage by the average daily net assets of Series Z during the Measuring Period and dividing by that number by the number of days in the Measuring Period and then multiplying that amount by the number of days in the current month.

[2]

Effective August 18, 2008, SI receives a management fee from Series O at an annual rate of 0.70% of the average daily net assets. Prior to August 18, 2008, SI received a management fee from Series O of 1.00% of he average daily net assets.

[3]

Effective November 24, 2008 SI receives a management fee from Series X at an annual rate of 0.85% of the average daily net assets. Prior to November 24, 2008, SI received a management fee from Series X of 1.00% of the average daily net assets.

SI also acts as the administrative agent and transfer agent for the Fund, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each series. For these services, the Investment Manager receives the following:

Administrative Fees (as a % of net assets)*
Series A (Equity Series)	0.095%
Series B (Large Cap Value Series)	0.095
Series C (Money Market Series)	0.095
Series D (Global Series)	0.150
Series E (U.S. Intermediate Bond Series)	0.095
Series H (Enhanced Index Series)	0.095
Series J (Mid Cap Growth Series)	0.095
Series N (Managed Asset Allocation Series)	0.150
Series O (All Cap Value Series)	0.095
Series P (High Yield Series)	0.095
Series Q (Small Cap Value Series)	0.095
Series V (Mid Cap Value Series)	0.095
Series X (Small Cap Growth Series)	0.095
Series Y (Select 25 Series)	0.095
Series Z (Alpha Opportunity Series)	0.150

*	The minimum annual charge for administrative fees is $25,000 for Series A, B, C, E, H, J, O, P, Q, V, X, Y and Z and $60,000 for Series D and N.

SI is paid the following for providing transfer agent services to the Fund:

Annual charge per account	$5.00 - $8.00
Transaction fee	$0.60 - $1.10
Minimum annual charge per series	$25,000
Certain out-of-pocket charges	Varies

Notes to Financial Statements

December 31, 2008

Effective January 1, 2007, the investment advisory contract for Series Z provides that the total other expenses be limited to 0.50% of average net assets, exclusive of interest, taxes, extraordinary expenses, brokerage fees, commissions and dividends on short sales. This contract is in effect through December 31, 2008. SI has agreed to limit the total expenses of Series H, Series Q and Series Y to 1.75% of average net assets and Series P and Series V to 2.00% of average net assets, exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions for the aforementioned Series. The expense limits are voluntary and may be terminated at any time without notice to shareholders.

At December 31, 2008, Security Benefit Life Insurance Company, through their insurance company separate accounts, owned 100% of the outstanding shares of each Series of the Fund, except for, Series N, Series P, Series V and Series X in which it owns 99% of each Series and Series O and Series Q it owns 98% of each Series.

3. Unrealized Appreciation/Depreciation

For federal income tax purposes, the amounts of unrealized appreciation (depreciation) on investments at December 31, 2008, were as follows:

	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Series A
(Equity)	$6,651,737	$(67,556,101)	$(60,904,364)
Series B
(Large Cap Value)	20,996,927	(92,689,391)	(71,692,464)
Series C
(Money Market)	208,534	(25,092)	183,442
Series D
(Global)	—	(26,789,796)	(26,789,796)
Series E
(U.S. Intermediate Bond)	1,142,160	(18,309,966)	(17,167,806)
Series H
(Enhanced Index)	—	(14,268,694)	(14,268,694)
Series J
(Mid Cap Growth)	1,039,607	(39,845,965)	(38,806,358)
Series N
(Managed Asset Allocation)	—	(20,695,286)	(20,695,286)
Series O
(All Cap Value)	3,713,623	(63,816,640)	(60,103,017)
Series P
(High Yield)	703,596	(45,280,424)	(44,576,828)
Series Q
(Small Cap Value)	8,760,196	(47,158,917)	(38,398,721)
Series V
(Mid Cap Value)	11,281,533	(122,901,939)	(111,620,406)
Series X
(Small Cap Growth)	2,745,047	(1,597,760)	1,147,287
Series Y
(Select 25)	216,742	(12,104,619)	(11,887,877)
Series Z
(Alpha Opportunity)	115,473	(4,793,075)	(4,677,602)

4. Investment Transactions

Investment transactions for the year ended December 31, 2008, (excluding overnight investments, short–term commercial paper and U.S. government securities) were as follows:

	Purchases	Proceeds from Sales
Series A
(Equity)	$350,694,055	$392,967,495
Series B
(Large Cap Value)	117,191,167	153,569,826
Series C
(Money Market)	—	—
Series D
(Global)	1,205,156,406	1,282,318,359
Series E
(U.S. Intermediate Bond)	35,234,544	39,901,411
Series H
(Enhanced Index)	65,772,368	76,616,457
Series J
(Mid Cap Growth)	363,215,718	376,678,817
Series N
(Managed Asset Allocation)	80,995,702	86,946,612
Series O
(All Cap Value)	289,087,771	302,112,304
Series P
(High Yield)	28,013,539	38,274,332
Series Q
(Small Cap Value)	31,639,376	49,384,155
Series V
(Mid Cap Value)	179,800,241	212,277,944
Series X
(Small Cap Growth)	96,838,342	113,736,042
Series Y
(Select 25)	106,396,240	113,812,802
Series Z
(Alpha Opportunity)	230,612,967	226,366,987

Notes to Financial Statements

December 31, 2008

5. Open Futures Contracts

Open futures contracts for Series H and Series Z as of December 31, 2008, were as follows:

	Position	Number of Contracts	Expiration Date	Contract Amount	Market Value	Unrealized Loss
Series H
S&P 500 E-Mini Future	Long	28	03/20/2009	$1,241,943	$1,260,140	$18,197

Series Z
S&P 500 Index Future	Long	26	03/20/2009	$5,777,975	$5,850,650	$72,675

6. Restricted Securities

As of December 31, 2008, Series O owned restricted securities. The specific market value, cost, percentage of total net assets and acquisition dates are as follows:

	Number of Shares	Price Per Share	Market Value	Cost	% of Net Assets	Acquisition Dates
Series O
Merrill Lynch & Company, Inc.	40,093	11.058	443,348	1,109,943	0.3	1-18-08

These securities have been valued after considering certain pertinent factors, including the results of operations since the date of purchase and the recent sales price of its common stock. No quoted market price exists for these shares. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

7. Affiliated Issuers

Investments representing 5% or more of the outstanding voting securities of a portfolio company of a fund result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies held in Series V as of December 31, 2008 amounted to $6,723 which represents 0.0% of net assets. There were no affiliated companies held in any other Series. Transactions in Series V during the year ended December 31, 2008 in which the portfolio company is an “affiliated person” are as follows:

	Balance 12/31/07	Gross Additions	Gross Reductions	Balance 12/31/08	Realized Gain/(Loss)	Investment Income
Hydrogen Corporation (Shares)	672,346	—	—	672,346	—	—
Hydrogen Corporation (Cost)	$2,571,575	—	—	$2,571,575	$—	$—

*

As a result of Series V’s beneficial ownership of the common stock of these portfolio companies, applicable regulations require that the Series state that it may be deemed an affiliate of the respective portfolio company. The Series disclaims that the “affiliated persons” are affiliates of the Distributor, Advisor, Series or any other client of the Advisor.

Notes to Financial Statements

December 31, 2008

8. Options Written

Information as to options written by the Series during the year ended December 31, 2008 and options outstanding at year end is provided below.

Series A Call Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2007	—	$—
Opened	728	135,736
Expired	(728)	(135,736)

Balance at December 31, 2008	—	$—

Series A Put Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2007	—	$—
Opened	1,385	140,040
Exercised	(964)	(95,057)
Expired	(421)	(44,983)

Balance at December 31, 2008	—	$—

Series B Call Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2007	—	$—
Opened	2,259	421,231
Expired	(2,259)	(421,231)

Balance at December 31, 2008	—	$—

Series B Put Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2007	—	$—
Opened	4,310	436,241
Exercised	(2,992)	(295,049)
Expired	(1,318)	(141,192)

Balance at December 31, 2008	—	$—

Series O Call Options Written Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
Adminstaff, Inc.	01-16-09	$30.00	155	$775

Total call options outstanding (premiums received $45,995)			155	$775

Series O Call Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2007	—	$—
Opened	155	45,995

Balance at December 31, 2008	155	$45,995

Series Q Call Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2007	1,577	$1,242,121
Opened	11,728	4,358,210
Bought Back	(10,479)	(4,973,191)
Expired	(2,749)	(616,391)
Exercised	(77)	(10,749)

Balance at December 31, 2008	—	$—

Series Q Put Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2007	130	$120,418
Opened	587	233,083
Exercised	(5)	(15,075)
Bought Back	(712)	(338,426)

Balance at December 31, 2008	—	$—

Series V Call Options Written Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
Assured Guaranty, Ltd.	01-16-09	$15.00	508	$10,160
Administaff, Inc.	01-16-09	30.00	368	1,840
Commerce Banchsares, Inc.	02-20-09	45.00	276	104,880
First Horizon National Corporation	01-16-09	10.00	1,397	139,700
Navigant Consulting, Inc.	04-17-09	20.00	606	45,450
Old National Bancorp	03-20-09	17.50	723	133,755
SCANA Corporation	01-16-09	35.00	350	52,500

Total call options outstanding (premiums received, $803,926)			4,228	$488,285

Series V Put Options Written Outstanding
Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
Kansas City Southern	01-16-09	$17.50	570	$42,750
McDermott International, Inc.	01-16-09	7.50	1,700	17,000
PetroHawk Energy Corporation	03-20-09	7.50	1,095	32,850
URS Corporation	01-16-09	22.50	440	2,200

Total put options outstanding (premiums received, $549,517)			3,805	$94,800

Series V Call Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2007	2,693	$381,253
Opened	13,218	3,217,289
Exercised	(3,184)	(911,406)
Expired	(8,157)	(1,710,726)
Bought Back	(342)	(172,483)

Balance at December 31, 2008	4,228	$803,927

Notes to Financial Statements

December 31, 2008

Series V Put Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2007	—	$—
Opened	14,828	2,418,720
Expired	(3,334)	(656,857)
Exercised	(7,689)	(1,212,346)

Balance at December 31, 2008	3,805	$549,517

9. Fair Value of Financial Instruments

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value requirements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

The three levels of fair value hierarchy under FAS 157 are listed below:

Level 1	-

quoted prices in active markets for identical securities. The types of assets and liabilities carried at Level 1 fair value generally are government and agency securities, equities listed in active markets, certain futures and certain options.

Level 2	-

other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). The types of assets and liabilities carried at Level 2 fair value generally are municipal bonds, certain mortgage and asset-backed securities, certain corporate debt, commercial paper and repurchase agreements.

Level 3	-

significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The types of assets and liabilities carried at Level 3 fair value generally are certain mortgage and asset-backed securities, certain corporate debt and certain derivatives.

Observable inputs are those based on market data obtained from sources independent of the Fund, and unobservable inputs reflect the Fund’s own assumptions based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk association with investing in those securities.

The following table provides the fair value measurements of applicable Fund assets by level within the fair value hierarchy as of December 31, 2008. These assets are measured on a recurring basis.

Notes to Financial Statements

December 31, 2008

Description	Total	LEVEL 1 Quoted prices in active markets for identical assets	LEVEL 2 Significant other observable units	LEVEL 3 Significant unobservable inputs
SBL Fund:
Series A (Equity Series)
Investments	$161,439,383	$161,439,383	$—	$—

Series B (Large Cap Value Series)
Investments	242,381,840	242,381,840	—	—

Series C (Money Market Series)
Investments	275,443,679	—	275,443,679	—

Series D (Global Series)
Investments	281,308,344	267,716,145	13,592,199	—

Series E (U.S. Intermediate Bond Series)
Investments	98,365,806	12,753,944	85,521,657	90,205

Series H (Enhanced Index Series)
Investments	42,528,869	42,313,924	214,945	—
Futures Contracts	18,197	18,197	—	—

Total	42,547,066	42,332,121	214,945	—

Series J (Mid Cap Growth Series)
Investments	122,487,221	112,791,514	9,695,707	—

Series N (Managed Asset Allocation Series)
Investments	76,243,667	51,041,537	25,171,337	30,793

Series O (All Cap Value Series)
ASSETS:
Investments	151,321,673	150,878,325	443,348	—

LIABILITIES:
Written Options (net of premiums received)	45,220	45,220	—	—

Series P (High Yield Series)
Investments	80,567,933	1,413,304	78,704,326	450,303

Series Q (Small Cap Value Series)
Investments	85,237,188	76,953,603	8,283,585	—

Series V (Mid Cap Value Series)
ASSETS:
Investments	244,562,764	242,214,767	2,347,997	—

LIABILITIES:
Options (net of premiums received)	770,358	770,358	—	—

Series X (Small Cap Growth Series)
Investments	28,532,199	28,532,199	—	—

Series Y (Select 25 Series)
Investments	32,946,700	32,946,700	—	—

Series Z (Alpha Opportunity Series)
ASSETS:
Investments	29,145,930	18,459,640	10,686,290	—
Futures Contracts	72,675	72,675	—	—

Total	29,218,605	18,532,315	10,686,290	—

LIABILITIES:
Securities (sold short)	7,899,471	112,816	—	7,786,655

Notes to Financial Statements

December 31, 2008

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

LEVEL 3 - Fair value measurement using significant unobservable inputs

For the year ended December 31, 2008
Series E (U.S. Intermediate Bond)
ASSETS:
Fair value beginning balance	$78,360
Total realized gains or losses included in earnings	(1,186,635)
Total unrealized gains or losses included in earnings	48,415
Purchases, sales, issuances, and settlements (net)	315
Transfers in and/or out of Level 3	1,149,750

Fair value ending balance	$90,205

Series N (Managed Asset Allocation Series)
ASSETS:
Fair value beginning balance	$44,608
Total realized gains or losses included in earnings	—
Total unrealized gains or losses included in earnings	(13,815)
Purchases, sales, issuances, and settlements (net)	—
Transfers in and/or out of Level 3	—

Fair value ending balance	$30,793

Series P (High Yield Series)
ASSETS:	$—
Fair value beginning balance	—
Total realized gains or losses included in earnings
Total unrealized gains or losses included in earnings	(640,579)
Purchases, sales, issuances, and settlements (net)	(122,380)
Transfers in and/or out of Level 3	1,213,262

Fair value ending balance	$450,303

Series Z (Alpha Opportunity Series)
ASSETS:
Fair value beginning balance	$—
Total realized gains or losses included in earnings	—
Total unrealized gains or losses included in earnings	—
Purchases, sales, issuances, and settlements (net)	164,337
Transfers in and/or out of Level 3	7,622,318

Fair value ending balance	$7,786,655

Notes to Financial Statements

December 31, 2008

10. Federal Tax Matters

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to differing book and tax amortization methods for premium and market discount, consent dividends, ordinary net operating losses and the expiration of capital loss carryovers. To the extent these differences are permanent differences, adjustments are made to the appropriate equity accounts in the period that the differences arise. The following adjustments were made to the Statement of Assets and Liabilities at December 31, 2008 to reflect permanent differences:

	Accumulated Net Realized Gain/(Loss)	Undistributed Net Investment Income	Paid-in-Capital
Series A	$(47,074,607)	$(2,057,542)	$49,132,149
Series B	41,927,496	(4,458,590)	(37,468,906)
Series C	—	(6,020,002)	6,020,002
Series D	(148,921,434)	167,294	148,754,140
Series E	9,299,586	(7,092,424)	(2,207,162)
Series H	(3,342,647)	(1,269,184)	4,611,831
Series J	(63,974,358)	105,176	63,869,182
Series N	(8,777,848)	(1,876,201)	10,654,049
Series O	(25,033,337)	(4,407,195)	29,440,532
Series P	(701,925)	(8,698,355)	9,400,280
Series Q	(26,510,032)	(1,434)	26,511,466
Series V	(104,192,174)	(3,273,887)	107,466,061
Series X	—	389,974	(389,974)
Series Y	—	(399,716)	399,716
Series Z	(6,956,592)	418,687	6,537,905

Notes to Financial Statements

December 31, 2008

10. Federal Tax Matters (continued)

At December 31, 2008, the following Series had capital loss carryovers and deferred post-October losses to offset future realized capital gains as follows:

	Capital Loss	Capital Loss
	Carryover	Carryovers			Deferred
	Utilized	Expired	Capital Loss		Post-October
	in 2008	in 2008	Carryovers	Expires In	Losses
Series A	$—	$—	$23,906,984	2016	$3,888,079

Series B	$—	$41,927,496	$—	2008	4,527,784
	—	—	5,057,813	2009
	—	—	87,172,720	2010
	—	—	26,620,854	2011
	—	—	29,474,335	2016

	$—	$41,927,496	$148,325,722

Series D	$—	$—	$57,035,385	2016	41,754,741

Series E	$—	$9,322,945	$—	2008
	—	—	719,015	2010	2,493,881
	—	—	350,320	2012
	—	—	2,731,334	2014
	—	—	838,194	2015
	—	—	937,378	2016

	$—	$9,322,945	$5,576,241

Series H	$—	$—	$7,974,428	2016	4,360,510

Series J	$—	$—	$48,891,509	2016	19,684,193

Series N	$—	$—	$2,648,702	2016	1,767,696

Series O	$—	$—	$17,818,296	2016	484,428

Series P	$—	$—	$1,169,629	2016	—

Series Q	$—	$—	$—		114

Series V	$—	$—	$—		412,943

Series X	$—	$—	$7,184,628	2010	15,139,901
	—	—	11,654,235	2016

	$—	$—	$18,838,863

Series Y	$—	$—	$9,340,921	2009	545,503
	—	—	9,284,391	2010
	—	—	6,092,310	2011
	—	—	338,147	2012
	—	—	9,012,784	2016

	$—	$—	$34,068,553

Series Z	$—	$—	$10,774,584	2016	2,139,899

Notes to Financial Statements

December 31, 2008

10. Federal Tax Matters (continued)

The Fund declared ordinary and long-term capital gain consent dividends for the year ended December 31, 2007, as shown below.

	Ordinary Consent Dividends	Long-term Capital Gain Consent Dividends
Series A	$6,091,443	$43,040,706
Series B	4,458,590	—
Series C	6,020,002	—
Series D	14,955,820	133,798,317
Series E	7,115,783	—
Series H	1,269,184	3,342,647
Series J	10,865,990	53,108,368
Series N	3,564,707	7,072,834
Series O	5,703,349	23,737,183
Series P	8,648,373	751,907
Series Q	—	26,511,466
Series V	4,754,292	102,711,769
Series Y	399,716	—
Series Z	6,546,410	595,406

Short term distributions are treated as ordinary distributions for federal income tax purposes.

As of December 31, 2008, the components of distributable earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Gain	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Distributable Earnings (Deficit)
Series A	$1,665,710	$—	$(27,795,063)	$(60,904,364)	$(87,033,717)
Series B	4,509,471	—	(152,853,505)	(71,692,464)	(220,036,498)
Series C	4,249,459	—	—	183,442	4,432,901
Series D	7,455,215	—	(98,790,126)	(26,799,955)	(118,134,866)
Series E	5,570,363	—	(8,070,122)	(17,167,807)	(19,667,566)
Series H	994,450	—	(12,334,938)	(14,268,694)	(25,609,182)
Series J	—	—	(68,575,702)	(38,806,358)	(107,382,060)
Series N	1,986,236	—	(4,416,398)	(20,696,896)	(23,127,058)
Series O	4,037,889	—	(18,302,724)	(60,057,793)	(74,322,628)
Series P	8,243,554	—	(1,169,630)	(44,576,829)	(37,502,905)
Series Q	684,695	2,741,903	(114)	(38,398,699)	(34,972,215)
Series V	3,755,588	18,875,628	(412,943)	(110,850,048)	(88,631,775)
Series X	—	—	(33,978,763)	1,147,287	(32,831,476)
Series Y	71,213	—	(34,614,056)	(11,887,876)	(46,430,719)
Series Z	—	—	(12,914,483)	(4,894,336)	(17,808,819)

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization of unrealized gains for tax purposes on futures contracts, differing book and tax methods for bond discount/premium amortization, and passive foreign investment companies.

Notes to Financial Statements

December 31, 2008

11. Series Z

Series Z - Alpha Opportunity Series (“Series Z”) contracted with Lehman Brothers International Europe (“LBIE”) to provide prime brokerage services related to Series Z’s short selling. On September 15, 2008, LBIE was placed into administration and a third party administrator has been named (the “Administrator”). Series Z’s exposure to LBIE consists of short sale proceeds held by LBIE, and restricted long positions held at Series Z’s custodian, as collateral for said short sales. Series Z has delivered a Notice of Termination of Loans to LBIE and the Administrator. Series Z is working to resolve these issues with LBIE and the Administrator. As of December 31, 2008, included in the statement of net assets are the value of restricted long positions of $6,650,126, restricted cash representing the value of short sale proceeds of $4,251,929 and liabilities for short sales of $7,786,655 representing the value of securities sold short at the date of termination. Until such time as the liability for short sales is settled and all restrictions are removed, Series Z cannot sell such restricted long positions and/or utilize the restricted cash balances to achieve Series Z’s investment objectives and/or meet Series Z’s redemption or other obligations. The liability for short sales recorded at December 31, 2008 may differ from the amounts ultimately due at settlement due to the inherent uncertainties in any such estimation process, including various challenges which could be made in the bankruptcy proceedings. Such differences, if any, will be reported in future periods when additional information is provided by the Administrator and the differences may be material.

12. Subsequent Event

Effective February 9, 2009, Security Global Investors became the advisor for Series Q - Small Cap Value Series. Prior to February 9, 2009, Security Investors paid Wells Capital Management, Inc. for sub-advisory services. Also, effective February 9, 2009, the investment management fee payable by Series Q is equal to 0.95% of the average daily net assets on an annual basis.

Report of Independent Registered Public Accounting Firm

To the Contractholders and Board of Directors

SBL Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SBL Fund (comprised of Series A, B, C, D, E, H, J, N, O, P, Q, V, X, Y and Z portfolios) (the Fund), as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2008, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

As more fully discussed in Note 11 to the financial statements, Series Z of the SBL Fund (“Series Z”) previously utilized the services of Lehman Brothers International (Europe) (“Lehman”) to provide prime broker services related to Series Z’s securities sold short. On September 15, 2008, Lehman was placed into administration. The financial records of Lehman are now being handled by the administrator. Information flow to Series Z from the administrator has been limited. Management has recorded in the financial statements its best estimate of the liability for securities sold short due to Lehman, based upon management’s assessment of all available evidence, including information supplied by the administrators. Significant uncertainly exists regarding the ultimate timing of settlement, as well as the ultimate liability for securities sold short due to Lehman, and the difference between amounts currently recorded and that which may ultimately be due may be material.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series constituting the Fund at December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri

February 25, 2009

Directors’ Disclosure

(unaudited)

Director Approval of Investment Advisory Agreement

At an in-person meeting of the Fund’s Boards of Directors held on November 20-21, 2008, called for the purpose of, among other things, voting on the renewal of the investment advisory and sub-advisory agreements applicable to the Fund, the Fund’s Board of Directors, including the Independent Directors, unanimously approved the continuation for a one year period of the investment advisory agreement between the Fund and Security Investors, LLC (“SI”), as well as each investment sub-advisory agreement applicable to the Fund, with the exception of the sub-advisory agreement for Series Q, Small Cap Growth. At the same meeting the Board approved the termination of the Fund’s sub-advisory agreement with Wells Capital Management, Inc. In reaching this conclusion, the Directors requested and obtained from SI and each investment sub-adviser such information as the Directors deemed reasonably necessary to evaluate the proposed renewal of the agreements. The Fund’s Board of Directors carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

In considering the proposed continuation of the investment advisory and sub-advisory agreements, the Independent Directors evaluated a number of considerations, including, among others, (1) the nature, extent, and quality of the advisory services to be provided by SI and the investment sub-advisers; (2) the investment performance of the Fund, SI and the various investment sub-advisers; (3) a comparison of each series’ expense ratios and those of similarly situated funds; (4) any fall out benefits or indirect profits to the sub-advisors from their relationship to the funds (such as “soft dollars”); and (5) other factors of the Board deemed to be relevant. Each Board of Directors also took into account other considerations that it believed, in light of the legal advice furnished to the Independent Directors by their independent legal counsel and the Directors’ own business judgment, to be relevant. Following its review, the Fund’s Board of Directors determined that the investment advisory agreement and each investment sub-advisory agreement applicable to the Fund (if any) will enable Fund shareholders to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of shareholders. Accordingly, the Directors, including the Independent Directors, unanimously approved the renewal of the investment advisory and investment subadvisory agreements based upon the following considerations, among others:

•

The nature, extent and quality of the advisory services to be provided. The Board of Directors concluded that SI and the investment sub-advisers retained to provide portfolio management services with respect to the Fund are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past, SI’s management capabilities demonstrated with respect to the Fund and other mutual funds managed by SI, the professional qualifications and experience of SI’s and the various sub-advisers’ portfolio managers, and SI’s investment and management oversight processes. The Directors also determined that SI and the subadvisers proposed to provide investment and related services that were of the same quality and quantity as services provided to the Fund in the past, and that these ser vices are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

•

The investment performance of the Fund. With respect to the Fund, the Directors concluded on the basis of information supplied by Lipper that SI and the investment sub-advisers had achieved investment performance that was acceptable, and competitive or superior relative to comparable funds over trailing periods. On the basis of the Directors’ assessment of the nature, extent and quality of advisory services to be provided or procured by SI, the Directors concluded that SI is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other investment companies.

•

The cost of advisory services provided and the level of profitability. On the basis of each Board’s review of the fees to be charged by SI for investment advisory and other services, and the estimated profitability of SI’s relationship with the Fund, each Board concluded that the level of investment advisory fees and SI’s profitability are appropriate in light of the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Fund and SI and its affiliates. On the basis of comparative information supplied by Lipper the Directors determined that the advisory fees and estimated overall expense ratio of the Fund are consistent with, and often below, industry medians, particularly with respect to mutual funds of comparable size.

•

Whether the advisory fees reflect economies of scale. The Directors concluded that the Fund’s investment advisory fees appropriately reflect the current economic environment for SI and the competitive nature of the mutual fund market. The Directors further determined that the Fund has yet to achieve meaningful economies of scale, which, therefore, cannot be reflected in the investment advisory fees.

•

The extent to which economies of scale will be realized as the Fund grows. While the Fund’s investment advisory fees do not reduce should Fund assets grow meaningfully, the Directors determined that the investment advisory fees payable by the Fund already reflect potential future economies of scale to some extent by virtue of their competitive levels (determined with reference to industry standards as reported by Lipper and SI’s estimated profitability at current or

Directors’ Disclosure
(unaudited)

foreseeable asset levels. The Directors also considered that they will have the opportunity to periodically reexamine whether a Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to SI and fees payable by SI to the investment sub-advisers, in the future.

•

Benefits (such as soft dollars) to SI from its relationship with the Fund (and any corresponding benefits to the Fund). The Directors concluded that other benefits described by SI and the investment sub-advisers from their relationships with the Fund, including “soft dollar” benefits in connection with Fund brokerage transactions, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and their shareholders. In addition, the Directors determined that the administration, transfer agency and fund accounting fees paid by the Fund to SI are reasonable, fair and in the best interests of Fund shareholders in light of the nature and quality of the ser vices provided, the associated costs, and the necessity of the services for the Fund’s operations.

•

Other Considerations: In approving the investment advisory and sub-advisory agreements, the Directors determined that SI has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and their shareholders. In this regard, the Directors favorably considered the compliance track record of the Fund and SI. The Directors also concluded that SI has made a significant entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment, including investment advisory fee waivers and expense limitation arrangements with respect to the Fund to the benefit of Fund shareholders.

Special Shareholders’ Meeting

(unaudited)

A special meeting of the shareholders of Series Z of the SBL Fund was held on August 5, 2008. Each matter voted upon at the meeting, as well as the number of votes cast for, against, withheld or abstentions with respect to such matters are set forth below:

(1)	The approval of an amended investment advisory agreement between SBL Fund - Series Z and Security Investors, LLC:

Votes For	Votes Against/Abstentions
2,752,742	319,399

(2)

The approval of a new investment sub-advisory agreement between Security Investor, LLC and Security Global Investors, LLC pursuant to which Security Global Investors, LLC will be appointed as an investment sub-advisor to SBL Fund - Series Z:

Votes For	Votes Against/Abstentions
2,746,294	325,847

Directors (unaudited)

The business address of each director and officer is One Security Benefit Place, Topeka, KS 66636-0001

Name (Date of Birth) Year Elected***	Principal Occupation(s) During Past 5 Years
Donald A. Chubb, Jr.** (12-14-46) 1994	Business Broker - Griffith & Blair Realtors Director - Jayhawk Area Boy Scouts Council

Harry W. Craig, Jr.** (05-11-39) 2004	Chairman, CEO, Secretary & Director - The Martin Tractor Company, Inc. Director - Stormont-Vail Corporation Director - Concerned Citizens for Topeka Director - Oscar S. Stauffer Executive in Residence

Jerry B. Farley** (09-20-46) 2005	President - Washburn University President - J&J Bonanza

Penny A. Lumpkin** (08-20-39) 1993

Partner - Vivian’s Gift Shop (Corporate Retail)

Vice President - Palmer Companies, Inc. (Small Business and Shopping Center Development)

Vice President - PLB (Real Estate Equipment Leasing)

Vice President - Town Crier (Retail)

Prior to 2002:

Vice President - Bellaire Shopping Center (Managing and Leasing)

Partner - Goodwin Enterprises (Retail)

Maynard F. Oliverius** (12-18-43) 1998	President & Chief Executive Officer - Stormont-Vail HealthCare Director - VHA Mid-America Director - Go Topeka

Richard M. Goldman* (03-04-61) 2008 (President, Director & Chairman of the Board)

Senior Vice President - Security Benefit Corporation

President - Security Investors, LLC

Director - Security Distributors, Inc.

Director - First Security Benefit Life Insurance and Annuity Company of New York

President & Manager - Security Global Investors, LLC

President - Security Investments Corporation

Managing Member - RM Goldman Partners, LLC

President & CEO - ForstmannLeff

Managing Director - Head of the Americas Institutional Business, Deutsch Asset Management

*

This director is deemed to be an “interested person” of the Funds under the Investment Company Act of 1940, as amended, by reason of his position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

**

These directors serve on the Fund’s joint audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling by Security Investors of the accounting function for the Funds.

***	Each director oversees 32 Security Funds portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.

Officers (unaudited)

The business address of each director and officer is One Security Benefit Place, Topeka, KS 66636-0001

Name (Date of Birth) Title - Year Elected	Principal Occupation(s) During Past 5 Years
Steven M. Bowser (02-11-60) Vice President - 2003	Vice President & Senior Portfolio Manager - Security Investors, LLC Vice President & Senior Portfolio Manager - Security Benefit Life Insurance Company

Mark P. Bronzo (11-01-60) Vice President - 2008	Portfolio Manager, Security Investors, LLC Managing Director & Chief Compliance Officer, Nationwide Separate Accounts LLC

Christina Fletcher (07-25-72) Vice President - 2005	Vice President & Portfolio Manager - Security Investors, LLC Credit Analyst/Portfolio Manager - Horizon Cash Management Senior Money Market Trader - Scudder Investments

Brenda M. Harwood (11-03-63) Chief Compliance Officer - 2004 Treasurer - 1988

Vice President, Chief Compliance Officer & Treasurer - Security Global Investors, LLC

Assistant Vice President - Security Benefit Life Insurance Company

Vice President, Assistant Treasurer & Director - Security Distributors, Inc.

Amy J. Lee (06-05-61) Secretary - 1987

Secretary - Security Investors, LLC

Secretary & Chief Compliance Officer - Security Distributors, Inc.

Vice President, Associate General Counsel & Assistant Secretary -Security Benefit Corporation & Security Benefit Life Insurance Company

Director - Brecek & Young Advisors, Inc.

Mark Mitchell (08-24-64) Vice President - 2003	Vice President & Portfolio Manager - Security Investors, LLC Vice President & Portfolio Manager - Security Benefit Life Insurance Company

Joseph C. O’Connor (07-15-60) Vice President - 2008	Portfolio Manager, Security Investors, LLC Managing Director, Nationwide Separate Accounts LLC

Christopher Phalen (11-09-70) Vice President - 2002

Vice President & Head of Fixed Income - Security Global Investors, LLC

Assistant Vice President & Head of Fixed Income - Security Benefit Life Insurance Company

Vice President & Portfolio Manager - Security Investors, LLC

Vice President & Portfolio Manager - Security Benefit Life Insurance Company

Daniel W. Portanova (10-02-60) Vice President - 2008	Portfolio Manager, Security Investors, LLC Managing Director, Nationwide Separate Accounts LLC

James P. Schier (12-28-57) Vice President - 1998	Vice President & Senior Portfolio Manager - Security Investors, LLC Vice President & Senior Portfolio Manager - Security Benefit Life Insurance Company

Christopher D. Swickard (10-09-65) Assistant Secretary - 1996

Assistant Secretary - Security Investors, LLC

Second Vice President & Assistant General Counsel - Security Benefit

Corporation & Security Benefit Life Insurance Company

Assistant Secretary - Security Distributors, Inc.

David G. Toussaint (10-10-66) Vice President - 2001	Vice President & Portfolio Manager - Security Investors, LLC Assistant Vice President & Portfolio Manager - Security Benefit Life Insurance Company

*	Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

Other Information

Each of the Security Funds files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of each such Fund are available on the Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The portfolio holdings of each of the Security Funds are available on their website, www.securitybenefit.com or by calling 1-800-888-2461.

A description of the policies and procedures that the Security Funds use to determine how to vote proxies relating to portfolio securities is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov. Information regarding how the Security Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2008 is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The statement of additional information (“SAI”) includes additional information about the Funds’ Directors and is available upon request without charge by calling 1-800-888-2461.

The Security Group of Mutual Funds

Security Equity Fund

•	All Cap Value Series

•	Alpha Opportunity Series

•	Equity Series

•	Global Series

•	Global Institutional Series

•	Mid Cap Value Series

•	Mid Cap Value Institutional Series

•	Select 25 Series

•	Small Cap Growth Series

•	Small Cap Value Series

Security Large Cap Value Fund

•	Large Cap Value Institutional Series

Security Mid Cap Growth Fund

Security Income Fund

•	Capital Preservation Series

•	Diversified Income Series

•	High Yield Series

Security Cash Fund

Security Funds Officers and Directors

Directors

Donald A. Chubb, Jr.

Harry W. Craig, Jr.

Jerry B. Farley

Penny A. Lumpkin

Maynard F. Oliverius

Richard M. Goldman

Officers

Richard M. Goldman, President

Steve M. Bowser, Vice President

Christina Fletcher, Vice President

Mark Mitchell, Vice President

Christopher Phalen, Vice President

James P. Schier, Vice President

David G. Toussaint, Vice President

Amy J. Lee, Secretary

Christopher D. Swickard, Assistant Secretary

Brenda M. Harwood, Chief Compliance Officer & Treasurer

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

One Security Benefit Place — Topeka, Kansas 66636-0001 — securitybenefit.com	PRSRT STD U.S. POSTAGE PAID LANCASTER, PA PERMIT NO. 485
Security Distributors, Inc.

SDI 425	46-04259-00 2008/12/31

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. A copy of the Registrant’s code of ethics is filed herewith as Exhibit 10(a)(1). No amendments were made to the provisions of the code of ethics during the period covered by this report. No implicit or explicit waivers to the provisions of the code of ethics were granted during the period covered by this report. The Registrant hereby undertakes to provide any person without charge, upon request, a copy of its Code by calling the Registrant at 1-800-888-2461.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is “independent” for purposes of this item.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $341,000 in 2007 and $333,700 in 2008.

(b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $5,500 in 2007 and $5,900 in 2008. These services consisted of a review of the Registrant’s semi-annual financial statements.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee were $20,000 in 2007 and $9,250 in 2008, which related to the review of the transfer agent function.

(c)

Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $42,000 in 2007 and $51,600 in 2008. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(d)

All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2007 and $0 in 2008.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(e)	(1)

Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of the auditor’s engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor’s independence as specified in applicable rules.

(e)	(2)

Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.

(f)	Not applicable.

(g)

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $67,550 in 2007 and $66,750 in 2008.

(h)

Auditor Independence. The Registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young LLP to the Registrant (and its affiliates) that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)

The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)

There were no significant changes in the registrant’s internal controls, or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics pursuant to Item 2 above.

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SBL FUND

By:	/s/ RICHARD M. GOLDMAN
Richard M. Goldman, President

Date:	March 10, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ RICHARD M. GOLDMAN
Richard M. Goldman, President

Date:	March 10, 2009

By:	/s/ BRENDA M. HARWOOD
Brenda M. Harwood, Treasurer

Date:	March 10, 2009